UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2020 through August 31, 2021, as provided by John F. Flahive, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Bond Fund’s Class M shares produced a total return of 0.50%, and Investor shares produced a total return of 0.30%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −0.08% for the same period.2

Bonds produced marginally negative results over the 12 months after the yield curve steepened during the middle part of the period. The fund produced higher returns than the Index, due in part to positive allocation and duration effects within corporate debt and Treasury bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Risk Assets Rally on Economic Reopening

Early in the reporting period, risk assets rallied on continued support from the U.S. Federal Reserve (the “Fed”) and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing U.S. economic activity to pick up. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. While long-dated Treasury bonds underperformed the broader market, prices of lower credit rated securities continued to gain as global economic activity improved, U.S. and European central banks remained accommodative, and default rates further declined. The trend peaked in late March, with longterm Treasury yields declining moderately before bottoming out in early August. However, yields in the front end of the curve continued to rise gradually as the curve flattened. The market’s risk-on rally moderated somewhat in July and August after the Delta variant of the COVID-19 virus began to spread widely, and the Fed signaled its belief that inflationary pressures were likely to prove transitory.

Allocations Add Significantly to Performance

The fund outperformed the Index largely due to allocation decisions in Treasury and corporate sectors. Underweight exposure to Treasury securities, as well as short duration positioning within the asset class, provided a tailwind to relative returns. Rates generally rose during the period. Interest rates and bond prices move in opposite directions. Short duration positioning dampened the relative effect of rising rates on the portfolio’s holdings, while an underweight to the underperforming asset class also proved beneficial. Exposure to Treasury Inflation-Protected Securities (TIPS) further bolstered the fund’s relative performance, as TIPS are indexed to inflation to provide investors with protection against rising rates. Holdings of taxable municipal bonds enhanced performance as well, with municipalities benefiting from the broad economic recovery and substantial federal assistance to localities. Finally, overweight exposure to corporate bonds, which generally outperformed Treasury bonds at a time of improving corporate earnings, provided additional support to returns, with particularly positive results from the finance, industrial and energy sectors.

On the negative side, slightly underweight exposure to structured debt and relatively short duration within the asset class slightly undermined relative performance. Moderate flattening of the yield curve late in the period also detracted slightly from performance compared to the Index.

Cautiously but Constructively Positioned

Despite the impact of the Delta variant of the COVID-19 virus, the U.S. economy continues to recover. However, employment remains well below pre-pandemic levels. Inflation, while rising, remains within the target range set by the Fed. In this environment, we think it unlikely the Fed will begin to taper its bond buying program or raise the short-term federal funds rate in the immediate future, events that could affect bond prices and yields. In the absence of other major unexpected events, we expect only moderate and gradual changes to the fund’s yield outlook. With spreads between Treasury securities and the fund’s other areas of investment currently at historically tight levels, further tightening seems unlikely.

Given these conditions, our team remains cautious regarding duration, maintaining the fund’s moderately underweight exposure to the longest part of the curve. At the same time, the fund continues to hold underweight exposure to Treasury bills. We also maintain the fund’s overweight exposure to lower credit- quality corporate bonds that provide relatively

2

high yields in the expectation that corporate profitability is likely to remain strong. We believe the prevailing trend toward lower default rates further supports the fund’s investments in lower credit-quality issues.

September 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3  The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by John F. Flahive, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 0.62%, and Investor shares produced a total return of 0.42%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 0.17% for the same period.2

Intermediate-term bonds produced marginally positive results over the 12 months after the yield curve steepened during the middle part of the period. The fund produced higher returns than the Index, due in part to positive allocation and duration effects within corporate debt and Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk.

Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Risk Assets Rally on Economic Reopening

Early in the reporting period, risk assets rallied on continued support from the U.S. Federal Reserve (the “Fed”) and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing U.S. economic activity to pick up. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. At the same time, the fund continues to hold an underweight to Treasury obligations. The trend peaked in late March, with long-term Treasury yields declining moderately before bottoming out in early August. However, yields in the front end of the curve continued to rise gradually as the curve flattened. The market’s risk-on rally moderated somewhat in July and August after the Delta variant of the COVID-19 virus began to spread widely, and the Fed signaled its belief that inflationary pressures were likely to prove transitory.

Allocations Add Significantly to Performance

The fund outperformed the Index largely due to allocation decisions in Treasury and corporate sectors. Underweight exposure to Treasury securities, as well as short duration positioning within the asset class, provided a tailwind to relative returns. Rates generally rose during the period. Interest rates and bond prices move in opposite directions. Short duration positioning dampened the relative effect of rising rates on the portfolio’s holdings, while an underweight to the underperforming asset class also proved beneficial. Out-of-benchmark exposure to Treasury Inflation-Protected Securities (TIPS) further bolstered the fund’s relative performance, as TIPS are indexed to inflation to provide investors with protection against rising rates. An overweight position and good security selection in taxable municipal bonds enhanced performance as well, with municipalities benefiting from the broad economic recovery and substantial federal assistance to localities. Finally, materially overweight exposure to corporate bonds, which generally outperformed Treasury bonds at a time of improving corporate earnings, provided significant additional support to returns, with particularly positive results from the finance, industrial and energy sectors.

Moderate flattening of the yield curve late in the period slightly undermined performance compared to the Index; however, no positions held in the fund materially detracted from relative returns.

Cautiously but Constructively Positioned

Despite the impact of the Delta variant of the COVID-19 virus, the U.S. economy continues to recover.

However, employment remains well below pre-pandemic levels. Inflation, while rising, remains within the target range set by the Fed. In this environment, we think it unlikely the Fed will begin to taper its bond buying program or raise the short-term federal funds rate in the immediate future, events that could affect bond prices and yields. In the absence of other major unexpected events, we expect only moderate and gradual changes to the fund’s yield outlook. With spreads between Treasury securities and the fund’s other areas of investment currently at historically tight levels, further tightening seems unlikely.

4

Given these conditions, our team remains cautious regarding duration, maintaining the fund’s underweight exposure to the longest part of the curve. At the same time, the fund continues to hold underweight exposure to Treasury bills. We also maintain the fund’s overweight exposure to lower credit-quality corporate bonds that provide relatively high yields in the expectation that corporate profitability is likely to remain strong. We believe the prevailing trend toward lower default rates further supports the fund’s investments in lower credit-quality issues.

September 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by John F. Flahive, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 4.29%, and Investor shares produced a total return of 4.02%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Intermediate Credit Index (the “Index”), produced a total return of 1.45%, and the Bloomberg U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 2.26% for the same period.2,3

Investment-grade, corporate-backed bonds produced mixed results over the 12 months, depending on the maturity profile of the bond. Longer-dated securities generally outperformed their short- or intermediate-maturity counterparts. The fund produced higher returns than the primary and secondary benchmark, primarily due to strong allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. Although not a principal investment strategy, the remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. Although not a principal investment strategy, for additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage related and asset backed securities.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Risk Assets Rally on Economic Reopening

Early in the reporting period, risk assets rallied on continued support from the U.S. Federal Reserve (the “Fed”) and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing U.S. economic activity to pick up. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening and concerns surfaced about potential increases in inflation. While long- dated Treasury bonds underperformed the broader market, prices of lower credit-rated securities continued to gain as global economic activity improved, U.S. and European central banks remained accommodative and default rates further declined. The trend peaked in late March, with long-term Treasury yields declining moderately before bottoming out in early August. However, yields in the front end of the curve continued to rise gradually as the curve flattened. The market’s risk-on rally moderated somewhat in July and August after the Delta variant of the COVID19 virus began to spread widely, and the Fed signaled its belief that inflationary pressures were likely to prove transitory.

Allocations Add Significantly to Performance

Allocation decisions significantly enhanced performance compared to the Index, with security selection making a positive contribution as well. Overweight exposure to issues with lower credit-quality ratings versus the Index, particularly BBB rated debt, was a primary driver of outperformance. The fund held underweight exposure to government-related agency bonds, where strong selection bolstered relative returns. Among industry sectors, overweight exposure to financials provided the most significant boost to performance. Other outperforming sector positions included transportation, technology, consumer cyclicals, consumer non-cyclicals and basic industries. Slightly long duration relative to the benchmark had a marginally negative affect on performance.

Cautiously but Constructively Positioned

Despite the impact of the Delta variant of the COVID-19 virus, the U.S. economy continues to recover. However, employment remains well below pre-pandemic levels. Inflation, while rising, remains within the target range set by the Fed. In this environment, we think it unlikely the Fed will begin to taper its bond buying program or raise the short-term federal funds rate in the immediate future, events that could affect bond prices and yields. In the absence of other major unexpected events, we expect only moderate and gradual changes to the fund’s yield outlook. With spreads between Government Relate Securities and the fund’s other

6

areas of investment currently at historically tight levels, further tightening seems unlikely.

In the expectation that defaults rates are likely to remain low and corporate profitability is likely to remain strong as the economy recovers, we are currently maintaining the fund’s overweight exposure to lower credit quality corporate bonds that provide relatively high yields. At the same time, the fund continues to hold underweight exposure to Government ( or Gov) Related Securities. The fund’s duration remains slightly long compared to the Index. From a security selection perspective, we continue to rely on our disciplined, active, bottom-up selection process while maintaining a soundly diversified portfolio.

September 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg U.S. Intermediate Credit Index measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate and government related bond markets with a maturity greater than one year and less than 10 years. It is composed of the U.S. Corporate Index and a noncorporate component that includes non U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3  Source: Lipper Inc. – The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of −0.15%, and Investor shares produced a total return of −0.37%.1 In comparison, the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 0.15% for the same period.2

Short-term U.S. government securities produced modestly positive total returns over the 12 months in an environment of accommodative central bank policies. The fund underperformed its benchmark mainly due to positioning in Treasury securities in the first half of the period and duration position in agency mortgages in the second half.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Risk Assets Rally on Economic Reopening

Early in the reporting period, risk assets rallied on continued support from the U.S. Federal Reserve (the “Fed”) and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing U.S. economic activity to pick up. Spreads generally continued to tighten until the late fall, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. While long-dated Treasury bonds underperformed the broader market, prices of lower credit rated securities continued to gain as global economic activity improved, U.S. and European central banks remained accommodative, and default rates further declined. The trend peaked in late March, with long-term Treasury yields declining moderately before bottoming out in early August. However, yields in the front end of the curve continued to rise gradually as the curve flattened. The market’s risk-on rally moderated somewhat in the July and August after the Delta variant of the COVID-19 virus began to spread widely, and the Fed signaled its belief that inflationary pressures were likely to prove transitory. Non-Treasury credits and mortgage spreads generally traded sideways throughout the second half of the period, with spreads to Treasury bills remaining very tight.

Duration and Lack of Yield Constrain Performance

During the first half of the period, the fund’s performance compared to the Index was constrained by its relatively long duration positioning in Treasuries, making the fund more sensitive than the Index to increases in interest rates. In addition, many of the fund’s Treasury positions had a maturity profile of three years, which rose more than bonds with shorter-maturity profiles. Conversely, positioning within mortgage securities enhanced performance, as mortgage spreads compressed throughout the period. A relatively small allocation to taxable municipal securities also provided a tailwind.

The second half of the period saw conditions shift, with tight spreads and the fund’s relatively short duration among mortgage product holdings constraining relative performance. We increased the fund’s mortgage exposure while working to extend the duration—and thus the yield—of these holdings, while avoiding exposure to the risk of an unexpectedly sharp duration extension. Taxable municipal securities, which made up a shrinking percentage of the fund’s investments, continued to bolster returns.

Seeking Opportunities for Increased Yields

Despite the impact of the Delta variant of the COVID-19 virus, the U.S. economy continues to recover. However, employment remains well below pre-pandemic levels. Inflation, while rising, remains within the target range set by the Fed. In this environment, we think it unlikely the Fed will begin to taper its bond buying program or raise the short-term federal funds rate in the immediate future, events that could affect bond prices and yields. In the absence of other major unexpected events, we expect only moderate and

8

gradual changes to the fund’s yield outlook. With spreads between Treasury securities and the fund’s other areas of investment currently at historically tight levels, further tightening seems unlikely. Moderate widening could occur, providing us an opportunity to position the fund further out the yield curve and thereby increase the yields of mortgage holdings.

September 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. – The Bloomberg U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

9

FUND PERFORMANCE (Unaudited)

BNY Mellon Bond Fund (Class M shares)
BNY Mellon Bond Fund (Investor shares)
Bloomberg U.S. Aggregate Bond Index†
$13,671
$13,633
$13,303
14,000
13,000
12,000
11,000
10,000
Dollars
11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	0.50%	3.25%	3.15%
Investor shares	0.30%	3.00%	2.90%
Bloomberg U.S. Aggregate Bond Index	-0.08%	3.11%	3.18%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Government/Credit Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	0.62%	2.44%	2.15%
Investor shares	0.42%	2.19%	1.89%
Bloomberg U.S. Intermediate Government/Credit Index	0.17%	2.75%	2.57%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Year	From Inception
Class M shares	3/2/12	4.29%	4.83%	4.57%
Investor shares	3/2/12	4.02%	4.58%	4.31%
Bloomberg U.S. Intermediate Credit Index	2/29/12	1.45%	3.62%	3.55%††
Bloomberg U.S. Credit Index	2/29/12	2.26%	4.54%	4.47%††

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (fund’s inception date) to a hypothetical investment of $10,000 made in each of the Bloomberg U.S. Intermediate Credit Index and the Bloomberg U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Bloomberg U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. The Bloomberg U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††  For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

12,000
11,475
10,950
10,425
9,900
Dollars
BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
BNY Mellon Short-Term U.S. Government Securities Fund (Investor shares)
Bloomberg U.S. Government 1-3 Year Bond Index ("the Index")†
$11,246
$10,757
$10,487
11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Government 1-3 Year Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	-0.15%	1.25%	0.73%
Investor shares	-0.37%	1.00%	0.48%
Bloomberg U.S. Government 1-3 Year Bond Index	0.15%	1.69%	1.18%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.79	$4.06
Ending value (after expenses)	$1,012.90	$1,012.40
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.78	$4.05
Ending value (after expenses)	$1,007.40	$1,006.00
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,020.90	$1,019.60
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.57	$3.83
Ending value (after expenses)	$998.60	$998.00
Annualized expense ratio (%)	.51	.76

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.13
Ending value (after expenses)	$1,022.38	$1,021.12
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.60	$3.87
Ending value (after expenses)	$1,022.63	$1,021.37
Annualized expense ratio (%)	.51	.76

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

15

STATEMENT OF INVESTMENTS

August 31, 2021

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6%
Aerospace & Defense - 1.0%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	5,255,000		5,589,565
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	1,000,000		1,004,106
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	6,125,000		6,849,718
				13,443,389
Airlines - 1.0%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,311,591		4,268,635
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000		4,492,211
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	4,546,028		4,590,016
				13,350,862
Automobiles & Components - .4%
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	2,850,000		3,116,663
General Motors Financial, Sr. Unscd. Notes	1.50	6/10/2026	2,500,000		2,502,889
				5,619,552
Banks - 7.1%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	6,000,000		6,327,706
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	9,000,000		9,861,202
Citigroup, Sub. Notes	4.45	9/29/2027	9,000,000		10,314,042
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	5,875,000		6,150,356
Credit Suisse Group, Sr. Unscd. Notes	4.21	6/12/2024	6,500,000	[a]	6,888,284
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	6,000,000		7,253,750
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	[b]	5,567,007
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	4,000,000	[a,b,c]	4,236,500
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	10,180,000		10,280,478
NatWest Group, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000		6,601,532
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[a,b]	4,938,927
Societe Generale, Sub. Notes	4.75	11/24/2025	5,200,000	[a]	5,793,265
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	8,270,000		12,065,093
				96,278,142
Beverage Products - .6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	6,250,000		7,988,509
Chemicals - 1.0%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	7,775,000		8,921,191
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	4,000,000	[a]	4,278,180
				13,199,371
Commercial & Professional Services - 1.4%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	5,765,000		6,592,533
Novant Health, Unscd. Bonds	2.64	11/1/2036	4,800,000		4,976,619
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	5,350,000		6,772,652
				18,341,804
Commercial Mortgage Pass-Through Certificates - 1.3%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	3,377,904		3,392,426
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	4,673,368		4,816,452
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000		9,324,604
				17,533,482
Diversified Financials - 2.4%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	4,775,000		4,726,603
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	10,500,000	[a]	10,750,675
Ares Capital, Sr. Unscd. Notes	2.88	6/15/2028	6,000,000		6,122,463
BlackRock TCP Capital, Sr. Unscd. Notes	2.85	2/9/2026	3,800,000		3,891,230
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.13	2/15/2027	4,750,000	[a]	4,697,235
Owl Rock Capital, Sr. Unscd. Notes	2.63	1/15/2027	1,600,000		1,616,208
				31,804,414
Electronic Components - .5%
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	5,975,000		6,465,829

16

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Energy - 3.4%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,500,000		5,643,398
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,350,000		5,062,413
Diamondback Energy, Gtd. Notes	3.13	3/24/2031	4,800,000		5,001,818
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	4,535,000		4,888,798
Enbridge, Gtd. Notes	2.50	8/1/2033	3,520,000		3,557,326
Energy Transfer, Sr. Unscd. Notes	5.25	4/15/2029	9,925,000		11,701,716
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	4,825,000		5,330,056
Sabine Pass Liquefaction, Sr. Scd. Notes	4.50	5/15/2030	4,000,000		4,637,473
				45,822,998
Environmental Control - .3%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	4,000,000		4,438,811
Financials - .3%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	3,775,000	[a]	4,420,987
Food Products - .5%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	6,640,000		6,433,167
Foreign Governmental - .4%
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	5,000,000	[c]	4,981,107
Health Care - 3.0%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	6,000,000		6,562,789
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	4,955,000		6,911,294
Astrazeneca Finance, Gtd. Notes	1.20	5/28/2026	4,450,000		4,475,620
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	7,250,000		9,033,048
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	2.81	6/1/2041	4,825,000		4,988,082
PeaceHealth Obligated Group, Sr. Unscd. Bonds, Ser. 2020	1.38	11/15/2025	4,000,000		4,061,524
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	3,685,000		4,408,834
				40,441,191
Industrial - .3%
John Deere Capital, Sr. Unscd. Notes	0.45	1/17/2024	4,245,000	[c]	4,248,021
Information Technology - 2.1%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	4,895,000	[c]	5,272,885
Fidelity National Information Services, Sr. Unscd. Notes	3.10	3/1/2041	4,775,000		4,978,330
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	5,000,000		6,132,498
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	7,035,000		7,027,051
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	4,790,000		5,388,551
				28,799,315
Insurance - .6%
MetLife, Jr. Sub. Notes, Ser. G	3.85	9/15/2025	1,900,000	[b]	1,999,750
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	5,500,000		6,010,213
				8,009,963
Internet Software & Services - 1.9%
Amazon.com, Sr. Unscd. Notes	1.00	5/12/2026	7,245,000	[c]	7,286,206
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	5,620,000		5,689,480
eBay, Sr. Unscd. Notes	1.90	3/11/2025	6,000,000		6,208,770
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,500,000	[a]	6,104,374
				25,288,830
Media - 1.0%
Sky, Gtd. Notes	3.75	9/16/2024	9,075,000	[a]	9,897,923
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	4,000,000		4,251,165
				14,149,088
Municipal Securities - 5.7%
California, GO	3.38	4/1/2025	3,270,000		3,572,984
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	6,125,000		8,706,233
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	2,850,000		3,022,545
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000		6,179,186

17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Municipal Securities - 5.7% (continued)
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	165,000		166,676
Michigan Building Authority, Revenue Bonds, Refunding, Ser. II	2.71	10/15/2040	5,000,000		5,015,811
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000		6,257,005
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	4,800,000		4,816,952
New York City, GO, Refunding Ser. D	1.92	8/1/2031	3,825,000		3,844,973
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	4,750,000		4,941,911
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	4,755,000		4,824,496
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,130,000		2,342,064
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	2.15	7/1/2030	5,570,000		5,719,091
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	4,750,000		5,475,529
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	2,190,000		2,210,727
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	5,530,000		6,627,698
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	3,250,000		3,246,711
				76,970,592
Real Estate - 2.4%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	4,280,000		4,807,307
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	7,855,000		9,301,939
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	4,662,000		5,043,972
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	4,696,000		4,996,318
Life Storage, Gtd. Notes	4.00	6/15/2029	2,840,000		3,225,520
Spirit Realty, Gtd. Notes	2.10	3/15/2028	4,775,000		4,800,870
				32,175,926
Retailing - 1.2%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	5,725,000	[a]	5,541,408
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	5,275,000		5,923,132
The Home Depot, Sr. Unscd. Notes	1.38	3/15/2031	5,595,000	[c]	5,406,060
				16,870,600
Semiconductors & Semiconductor Equipment - 2.7%
Broadcom, Gtd. Notes	3.75	2/15/2051	3,850,000	[a]	4,015,302
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	6,000,000		6,531,461
KLA, Sr. Unscd. Notes	4.10	3/15/2029	5,000,000		5,762,573
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	5,300,000		6,144,738
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	7,075,000	[a]	7,085,082
Microchip Technology, Sr. Scd. Notes	0.98	9/1/2024	2,445,000	[a]	2,443,826
NXP Funding, Gtd. Notes	2.70	5/1/2025	4,500,000	[a]	4,736,277
				36,719,259
Technology Hardware & Equipment - .5%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	4,895,000		6,288,317
Telecommunication Services - 2.8%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	3,500,000		3,500,084
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		8,372,403
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	5,750,000		6,493,769
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	6,675,000		6,638,888
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	11,073,000		10,694,038
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	2,610,000		2,801,065
				38,500,247
Transportation - 1.3%
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	5,230,000		5,831,661

18

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Transportation - 1.3% (continued)
Ryder System, Sr. Unscd. Notes	3.35	9/1/2025	5,525,000		5,974,290
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	5,500,000		5,852,247
				17,658,198
U.S. Government Agencies Mortgage-Backed - 26.1%
Federal Home Loan Mortgage Corp.:
1.50%, 1/1/2036-10/1/2050			14,040,532	[d]	14,025,894
2.00%, 6/1/2041-8/1/2041			16,339,750	[d]	16,737,745
2.50%, 4/1/2036-5/1/2051			25,851,531	[d]	26,968,916
3.00%, 7/1/2051			8,167,185	[d]	8,568,204
3.50%, 5/1/2051			11,599,043	[d]	12,294,547
5.00%, 8/1/2049			2,324,341	[d]	2,555,941
Federal National Mortgage Association:
2.00%, 2/1/2036-3/1/2051			45,609,396	[d]	46,532,896
2.50%, 1/1/2051-7/1/2051			33,759,629	[d]	35,096,612
3.00%, 1/1/2035-7/1/2051			41,210,613	[d]	43,355,950
3.50%, 5/1/2051			8,300,863	[d]	8,781,639
4.00%, 2/1/2050-8/1/2051			14,119,842	[d]	15,199,397
4.50%, 3/1/2050			5,232,599	[d]	5,692,790
Government National Mortgage Association I:
4.00%, 7/15/2049			2,342,201		2,519,916
Government National Mortgage Association II:
2.00%, 6/20/2051-8/20/2051			14,081,962		14,368,651
2.50%, 5/20/2051-7/20/2051			26,258,752		27,118,873
3.00%, 6/20/2050-6/20/2051			17,485,491		18,275,227
3.50%, 7/20/2051-9/20/2051			25,659,483		27,299,526
4.00%, 2/20/2051-6/20/2051			15,186,189		15,814,458
4.50%, 7/20/2051			10,182,472		10,927,402
				352,134,584
U.S. Treasury Securities - 23.9%
U.S. Treasury Bonds	1.13	8/15/2040	7,815,000		6,940,086
U.S. Treasury Bonds	1.88	2/15/2041	10,155,000		10,236,716
U.S. Treasury Bonds	2.38	5/15/2051	10,500,000		11,598,399
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	19,859,117	[c,e]	21,438,863
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2024	6,353,820	[c,e]	6,830,274
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	13,988,997	[e]	15,370,374
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	5,623,800	[e]	6,281,379
U.S. Treasury Notes	0.13	2/28/2023	6,500,000		6,498,731
U.S. Treasury Notes	0.13	12/15/2023	9,000,000		8,972,227
U.S. Treasury Notes	0.13	1/31/2023	15,355,000		15,355,000
U.S. Treasury Notes	0.13	7/31/2023	5,000,000	[c]	4,994,531
U.S. Treasury Notes	0.25	6/15/2024	8,000,000		7,975,625
U.S. Treasury Notes	0.25	5/31/2025	5,500,000		5,434,043
U.S. Treasury Notes	0.25	6/30/2025	9,250,000		9,133,291
U.S. Treasury Notes	0.25	8/31/2025	18,750,000		18,476,074
U.S. Treasury Notes	0.63	12/31/2027	1,875,000		1,833,105
U.S. Treasury Notes	0.75	4/30/2026	22,500,000		22,521,094
U.S. Treasury Notes	1.13	2/15/2031	11,145,000	[c]	10,996,980
U.S. Treasury Notes	1.50	2/15/2030	5,630,000	[c]	5,764,152
U.S. Treasury Notes	1.63	8/15/2029	7,735,000		8,010,559
U.S. Treasury Notes	1.75	11/15/2029	8,900,000	[c]	9,302,238
U.S. Treasury Notes	1.75	12/31/2026	13,050,000	[c]	13,681,090

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Treasury Securities - 23.9% (continued)
U.S. Treasury Notes	2.00	11/15/2026	4,540,000	4,817,011
U.S. Treasury Notes	2.13	7/31/2024	11,475,000	12,057,491
U.S. Treasury Notes	2.25	11/15/2027	6,185,000	6,667,962
U.S. Treasury Notes	2.38	5/15/2027	9,825,000	10,641,703
U.S. Treasury Notes	2.50	2/28/2026	15,000,000	16,199,121
U.S. Treasury Notes	2.50	1/31/2024	14,820,000	15,609,628
U.S. Treasury Notes	2.63	1/31/2026	8,250,000	8,946,416
U.S. Treasury Notes	2.63	2/15/2029	3,000,000	3,324,492
U.S. Treasury Notes	2.63	12/31/2023	2,250,000	2,373,135
U.S. Treasury Notes	2.88	11/30/2025	5,750,000	6,284,570
U.S. Treasury Notes	3.13	11/15/2028	7,125,000	8,132,798
				322,699,158
Utilities - 1.5%
Appalachian Power, Sr. Unscd. Notes, Ser. AA	2.70	4/1/2031	5,635,000	5,884,451
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	2,580,000	3,040,530
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	4,685,000	5,397,382
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	5,115,000	5,921,623
				20,243,986
Total Bonds and Notes (cost $1,279,628,789)			1,331,319,699
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Ser. A (cost $6,500,000)	5.00		260,000	6,942,000
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,484,975)	0.06		5,484,975	[f] 5,484,975

Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $7,926,415)	0.02		7,926,415	[f] 7,926,415
Total Investments (cost $1,299,540,179)			100.1%	1,351,673,089
Liabilities, Less Cash and Receivables			(0.1%)	(1,383,800)
Net Assets			100.0%	1,350,289,289

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $85,828,245 or 6.36% of net assets.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $76,725,258 and the value of the collateral was $78,774,843, consisting of cash collateral of $7,926,415 and U.S. Government & Agency securities valued at $70,848,428.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Government	30.0
Mortgage Securities	27.4
Financial	12.8
Communications	5.9
Consumer, Non-cyclical	5.4
Technology	5.3
Industrial	3.8
Energy	3.4
Consumer, Cyclical	2.6
Utilities	1.5
Investment Companies	1.0
Basic Materials	1.0
100.1

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3%
Aerospace & Defense - .5%
The Boeing Company, Sr. Unscd. Notes	1.17	2/4/2023	1,000,000		1,000,818
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,000,000		3,179,544
				4,180,362
Airlines - 1.0%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,855,524		3,817,111
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	3,760,824		3,774,380
				7,591,491
Automobiles & Components - 1.6%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/2021	4,000,000		4,001,195
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	2,250,000		2,295,399
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	2,000,000		2,136,430
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,798,340
				12,231,364
Banks - 13.8%
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	7,175,000		7,861,569
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	7,000,000		7,467,046
Citigroup, Sub. Bonds	4.40	6/10/2025	8,500,000		9,460,170
Citizens Financial Group, Sub. Notes	4.30	12/3/2025	6,885,000		7,683,815
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/2026	6,785,000		7,510,039
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	5,500,000	[a]	5,725,896
HSBC Holdings, Sr. Unscd. Notes	0.98	5/24/2025	500,000		500,393
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000	[b]	4,306,169
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	3,960,000		4,149,740
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	2,685,000	[a,b,c]	2,843,751
Lloyds Banking Group, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,523,043
Morgan Stanley, Sub. Notes	4.88	11/1/2022	7,610,000		8,001,601
NatWest Group, Sr. Unscd. Notes	3.88	9/12/2023	3,000,000		3,194,290
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,510,000	[c]	7,441,047
Santander UK, Sr. Unscd. Notes	2.10	1/13/2023	4,560,000		4,671,823
Societe Generale, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	4,099,849
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.95	1/12/2026	5,000,000		4,960,235
The Bank of Nova Scotia, Sr. Unscd. Notes	1.95	2/1/2023	4,870,000		4,984,487
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/2023	8,000,000		8,177,547
				108,562,510
Beverage Products - .7%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	4,955,000		5,895,961
Chemicals - .5%
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	3,745,000		4,035,563
Commercial & Professional Services - .6%
Global Payments, Sr. Unscd. Notes	4.00	6/1/2023	4,615,000		4,881,790
Consumer Staples - .4%
Kimberly-Clark, Sr. Unscd. Notes	1.05	9/15/2027	3,350,000		3,324,603
Diversified Financials - 1.9%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	2,500,000		2,474,661
Air Lease, Sr. Unscd. Notes	2.30	2/1/2025	4,790,000		4,951,744
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000		3,207,070
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	4,500,000	[c]	4,443,004
				15,076,479
Electronic Components - .3%
Jabil, Sr. Unscd. Notes	1.70	4/15/2026	2,000,000		2,023,867
Energy - 3.2%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,875,000		6,028,175
Cimarex Energy, Sr. Unscd. Notes	4.38	3/15/2029	3,000,000		3,413,381

22

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.3% (continued)
Energy - 3.2% (continued)
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	2,000,000	2,173,485
ONEOK, Gtd. Notes	4.00	7/13/2027	3,400,000	3,777,982
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,788,350
Shell International Finance, Gtd. Notes	2.38	4/6/2025	3,785,000	3,974,899
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	2,760,000	2,972,871
				25,129,143
Environmental Control - .6%
Waste Management, Gtd. Notes	3.13	3/1/2025	4,775,000	5,132,241
Food Products - 1.0%
General Mills, Sr. Unscd. Notes, 3 Month LIBOR +1.01%	1.14	10/17/2023	4,325,000	[d] 4,400,433
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	3,840,000	3,797,965
				8,198,398
Health Care - 5.0%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,600,000	5,031,472
Amgen, Sr. Unscd. Notes	2.20	2/21/2027	4,820,000	5,026,134
Anthem, Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	3,139,657
Astrazeneca Finance, Gtd. Notes	1.20	5/28/2026	3,975,000	3,997,885
CVS Health, Sr. Unscd. Notes	1.30	8/21/2027	4,925,000	4,885,839
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	6,000,000	6,310,289
Humana, Sr. Unscd. Notes	0.65	8/3/2023	2,275,000	2,276,846
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/2026	5,005,000	5,434,767
UnitedHealth Group, Sr. Unscd. Notes	1.15	5/15/2026	2,915,000	[c] 2,936,915
				39,039,804
Industrial - 2.4%
Caterpillar Financial Services, Sr. Unscd. Notes	0.90	3/2/2026	5,460,000	5,463,834
John Deere Capital, Sr. Unscd. Notes	1.05	6/17/2026	5,000,000	5,012,530
Parker-Hannifin, Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	4,019,596
Snap-On, Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	[c] 4,257,522
				18,753,482
Information Technology - 2.4%
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	4,580,000	5,036,368
Microsoft, Sr. Unscd. Notes	3.13	11/3/2025	6,000,000	6,543,182
Oracle, Sr. Unscd. Notes	2.50	4/1/2025	7,000,000	7,345,303
				18,924,853
Internet Software & Services - 2.0%
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	5,350,000	5,365,431
eBay, Sr. Unscd. Notes	1.90	3/11/2025	4,750,000	4,915,277
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,075,000	[a] 5,632,672
				15,913,380
Media - .6%
Discovery Communications, Gtd. Notes	4.90	3/11/2026	3,970,000	4,528,378
Metals & Mining - .6%
Glencore Funding, Gtd. Notes	1.63	9/1/2025	5,000,000	[a] 5,058,921
Municipal Securities - 6.0%
California, GO	3.38	4/1/2025	950,000	1,038,023
California, GO, Ser. A	2.37	4/1/2022	2,850,000	2,886,797
California Earthquake Authority, Revenue Bonds, Ser. B	1.48	7/1/2023	3,000,000	3,057,488
Los Angeles Community College District, GO, Refunding	1.81	8/1/2030	4,000,000	4,071,656
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	3,250,000	3,283,021
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.28	11/15/2028	2,500,000	2,504,774
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.05	1/1/2026	2,500,000	2,505,769
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	1.75	3/15/2028	4,155,000	4,204,815

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
Municipal Securities - 6.0% (continued)
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	3,750,000		3,804,807
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.71	7/1/2027	5,315,000		5,448,929
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	1,805,000		1,822,084
University of California, Revenue Bonds, Refunding, Ser. AX	3.06	7/1/2025	9,140,000		9,901,228
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	2,405,000		2,402,566
				46,931,957
Real Estate - 2.8%
American Homes 4 Rent, Sr. Unscd. Notes	2.38	7/15/2031	2,200,000		2,211,644
Brandywine Operating Partnership, Gtd. Notes	3.95	11/15/2027	4,000,000		4,385,168
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/2028	2,375,000	[c]	2,624,364
Healthcare Trust of America Holdings, Gtd. Notes	3.50	8/1/2026	2,335,000		2,554,899
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	3,950,000		4,202,610
Life Storage, Gtd. Notes	2.20	10/15/2030	2,000,000		2,006,022
UDR, Gtd. Notes	2.95	9/1/2026	3,620,000		3,888,768
				21,873,475
Retailing - 1.4%
Target, Sr. Unscd. Notes	2.25	4/15/2025	3,785,000		3,980,062
The TJX Companies, Sr. Unscd. Notes	1.15	5/15/2028	7,040,000		6,878,850
				10,858,912
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom, Gtd. Notes	4.70	4/15/2025	4,500,000		5,036,437
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	4,575,000	[a]	4,581,519
Microchip Technology, Sr. Scd. Notes	0.98	9/1/2024	1,440,000	[a]	1,439,308
				11,057,264
Technology Hardware & Equipment - .7%
Apple, Sr. Unscd. Notes	2.05	9/11/2026	5,500,000		5,770,425
Telecommunication Services - 3.4%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	9,500,000		9,500,227
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,839,032
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,700,000		5,271,849
Verizon Communications, Sr. Unscd. Notes	2.63	8/15/2026	8,500,000		9,046,263
				26,657,371
Transportation - .5%
Ryder System, Sr. Unscd. Notes	4.63	6/1/2025	3,815,000		4,291,323
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/2049	149,107		149,523
U.S. Government Agencies Mortgage-Backed - .8%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			644,949	[e]	698,061
Federal National Mortgage Association:
2.78%, 3/1/2022			5,913,009	[e]	5,924,015
				6,622,076
U.S. Government Agencies Obligations - 2.9%
Federal Home Loan Bank, Bonds	0.63	10/28/2024	4,170,000		4,171,458
Federal Home Loan Mortgage Corp., Notes	0.60	8/12/2025	9,250,000	[e]	9,238,465
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[e]	9,216,149
				22,626,072
U.S. Treasury Securities - 36.6%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	11,544,163	[c,f]	12,462,475
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2025	11,429,315	[f]	12,473,402

24

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.3% (continued)
U.S. Treasury Securities - 36.6% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	14,576,890	[f]	16,281,335
U.S. Treasury Notes	0.13	5/31/2022	21,250,000		21,259,093
U.S. Treasury Notes	0.63	5/15/2030	6,740,000		6,402,473
U.S. Treasury Notes	1.13	2/28/2025	17,775,000	[c]	18,152,372
U.S. Treasury Notes	1.25	8/31/2024	6,000,000		6,152,812
U.S. Treasury Notes	1.38	8/31/2023	4,000,000		4,093,359
U.S. Treasury Notes	1.50	8/15/2022	20,680,000		20,961,307
U.S. Treasury Notes	1.50	9/15/2022	20,000,000		20,293,236
U.S. Treasury Notes	1.63	5/15/2026	6,510,000		6,777,012
U.S. Treasury Notes	1.75	9/30/2022	19,210,000		19,550,976
U.S. Treasury Notes	1.75	7/15/2022	16,750,000		16,994,789
U.S. Treasury Notes	1.88	2/28/2022	9,500,000		9,586,332
U.S. Treasury Notes	2.00	4/30/2024	15,000,000		15,668,262
U.S. Treasury Notes	2.25	11/15/2024	15,690,000		16,596,465
U.S. Treasury Notes	2.38	2/29/2024	15,000,000		15,776,953
U.S. Treasury Notes	2.50	3/31/2023	11,000,000		11,408,848
U.S. Treasury Notes	2.63	2/28/2023	11,140,000		11,556,662
U.S. Treasury Notes	2.75	4/30/2023	8,000,000		8,345,000
U.S. Treasury Notes	2.88	11/30/2023	17,000,000		18,001,074
				288,794,237
Utilities - 2.7%
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	2,000,000		2,141,668
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	5,260,000		5,654,615
NiSource, Sr. Unscd. Notes	3.49	5/15/2027	3,600,000		3,974,192
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/2022	3,860,000		3,955,300
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	4,570,000		5,216,281
				20,942,056
Total Bonds and Notes (cost $745,292,945)			775,057,281
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .7%
Telecommunication Services - .7%
AT&T, Ser. A (cost $5,125,000)	5.00		205,000		5,473,500
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,053,514)	0.06		4,053,514	[g]	4,053,514

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,290,760)	0.02	11,290,760	[g] 11,290,760
Total Investments (cost $765,762,219)		101.0%	795,875,055
Liabilities, Less Cash and Receivables		(1.0%)	(7,627,287)
Net Assets		100.0%	788,247,768

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $29,381,916 or 3.73% of net assets.

b Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

c Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $23,748,056 and the value of the collateral was $24,370,958, consisting of cash collateral of $11,290,760 and U.S. Government & Agency securities valued at $13,080,198.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	45.5
Financial	18.5
Consumer, Non-cyclical	7.7
Communications	6.7
Technology	4.5
Industrial	4.4
Consumer, Cyclical	3.9
Energy	3.2
Utilities	2.6
Investment Companies	2.0
Basic Materials	1.1
Mortgage Securities	.9
101.0

† Based on net assets.

See notes to financial statements.

26

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.2%
Aerospace & Defense - 1.1%
Raytheon Technologies, Sr. Unscd. Notes	2.25	7/1/2030	3,000,000		3,069,002
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	5,000,000		5,020,529
				8,089,531
Agriculture - .5%
Bunge Finance, Gtd. Notes	4.35	3/15/2024	3,500,000		3,796,237
Airlines - 2.4%
Air Canada Pass Through Trust, Ser. 2015-1, Cl. A	3.60	3/15/2027	2,229,369	[a]	2,286,773
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	3,788,868		3,751,119
JetBlue Pass Through Trust, Ser. 2019-1, CI. A	2.95	5/15/2028	4,695,179		4,811,016
United Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.10	10/7/2028	7,144,142		7,123,044
				17,971,952
Automobiles & Components - 1.6%
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	2,000,000	[a]	2,042,966
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	1,000,000		1,106,875
Ford Motor Credit, Sr. Unscd. Notes	2.90	2/16/2028	2,000,000		1,995,280
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		3,251,250
General Motors Financial, Sr. Unscd. Notes	1.50	6/10/2026	1,350,000		1,351,560
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	1,750,000		1,785,310
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	1,000,000		1,068,215
				12,601,456
Banks - 21.4%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, 3 Month LIBOR +.40%	4.00	10/1/2021	3,000,000	[b,c,d]	3,004,662
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	4,000,000		4,152,992
Bank of America, Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000	[d]	3,423,750
Bank of America, Sub. Notes	4.00	1/22/2025	3,000,000		3,280,261
Bank of Ireland Group, Sr. Unscd. Notes	4.50	11/25/2023	5,000,000	[a]	5,393,270
Barclays, Sub. Notes	5.20	5/12/2026	7,000,000		8,059,975
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/2024	5,250,000	[a]	5,694,937
BNP Paribas, Sub. Notes	4.38	5/12/2026	5,000,000	[a]	5,583,912
Citigroup, Sub. Bonds	4.40	6/10/2025	4,500,000		5,008,325
Citizens Financial Group, Sub. Notes	3.75	2/11/2031	5,000,000		5,315,598
Cooperatieve Rabobank, Gtd. Notes	4.38	8/4/2025	6,000,000		6,710,445
Credit Agricole, Sub. Notes	4.00	1/10/2033	6,500,000	[a]	7,078,472
Credit Suisse Group, Sr. Unscd. Notes	2.59	9/11/2025	6,000,000	[a]	6,246,433
Deutsche Bank, Sub. Notes	4.50	4/1/2025	7,500,000		8,085,470
HSBC Holdings, Sub. Notes	4.25	3/14/2024	5,750,000		6,203,095
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	5,000,000	[d]	5,287,525
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	3,000,000		3,303,041
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,000,000	[a,c,d]	3,177,375
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	3,500,000		3,944,824
M&T Bank, Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000	[c,d]	5,280,000
Morgan Stanley, Sub. Notes	4.88	11/1/2022	5,000,000		5,257,294
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a,d]	3,998,454
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	5,000,000		5,715,090
Santander UK Group Holdings, Sr. Unscd. Notes	4.80	11/15/2024	4,000,000		4,348,906
Societe Generale, Sub. Notes	4.75	11/24/2025	5,000,000	[a]	5,570,447
Standard Chartered, Sr. Unscd. Notes	4.05	4/12/2026	4,750,000	[a]	5,258,772
Synovus Bank, Sr. Unscd. Notes	2.29	2/10/2023	2,000,000		2,012,005
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/2022	5,000,000	[d]	5,070,000
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	4,750,000		5,173,760
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		3,326,225
UniCredit, Sr. Unscd. Notes	6.57	1/14/2022	4,000,000	[a]	4,085,138

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.2% (continued)
Banks - 21.4% (continued)
Westpac Banking, Sub. Notes	4.32	11/23/2031	5,000,000		5,562,042
Zions Bancorp, Sub. Notes	3.25	10/29/2029	3,550,000		3,758,603
				163,371,098
Beverage Products - 2.7%
Becle, Gtd. Notes	3.75	5/13/2025	6,000,000	[a]	6,543,840
Constellation Brands, Gtd. Notes	3.15	8/1/2029	3,000,000		3,243,954
Constellation Brands, Gtd. Notes	4.40	11/15/2025	3,000,000		3,380,628
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/2028	4,000,000		4,697,585
Suntory Holdings, Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	3,118,913
				20,984,920
Building Materials - 1.5%
CRH America Finance, Gtd. Notes	3.40	5/9/2027	4,730,000	[a]	5,195,550
Martin Marietta Materials, Sr. Unscd. Notes	0.65	7/15/2023	2,000,000		2,005,030
Masco, Sr. Unscd. Notes	1.50	2/15/2028	4,000,000	[c]	3,947,614
				11,148,194
Chemicals - 1.5%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,950,000		6,827,149
Yara International, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a]	4,399,645
				11,226,794
Commercial & Professional Services - .7%
Global Payments, Sr. Unscd. Notes	3.20	8/15/2029	5,000,000		5,367,910
Consumer Discretionary - 2.1%
Hasbro, Sr. Unscd. Notes	3.90	11/19/2029	4,500,000	[c]	5,029,187
Leggett & Platt, Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		2,310,097
Marriott International, Sr. Unscd. Notes	3.60	4/15/2024	4,000,000		4,268,803
Whirlpool, Sr. Unscd. Notes	4.75	2/26/2029	4,000,000		4,748,612
				16,356,699
Consumer Durables & Apparel - .8%
Michael Kors USA, Gtd. Notes	4.50	11/1/2024	3,000,000	[a]	3,182,775
Tapestry, Sr. Unscd. Notes	3.00	7/15/2022	3,000,000		3,062,682
				6,245,457
Diversified Financials - 4.7%
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	3,000,000		3,294,725
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	1,000,000	[a]	1,023,874
Aircastle, Sr. Unscd. Notes	4.25	6/15/2026	4,750,000		5,226,140
Ares Capital, Sr. Unscd. Notes	2.88	6/15/2028	3,725,000		3,801,029
BlackRock TCP Capital, Sr. Unscd. Notes	2.85	2/9/2026	3,000,000		3,072,024
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/2023	3,000,000	[a]	3,187,219
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.75	9/16/2026	5,000,000		5,151,915
BlueHub Loan Fund, Sr. Unscd. Bonds, Ser. 2020	3.10	1/1/2030	500,000		525,480
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000		3,207,070
Owl Rock Capital, Sr. Unscd. Notes	2.63	1/15/2027	3,750,000		3,787,988
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/2024	3,000,000		3,287,324
				35,564,788
Electronic Components - 1.7%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/2024	2,000,000		2,121,665
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/2025	3,000,000		3,248,097
Avnet, Sr. Unscd. Notes	4.88	12/1/2022	3,000,000		3,149,498
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	3,975,000		4,301,535
				12,820,795
Energy - 7.0%
Andeavor, Gtd. Notes	4.75	12/15/2023	4,000,000		4,267,729
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	2.74	12/31/2039	2,000,000	[a]	2,003,004
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	2,750,000		3,200,376
Cheniere Energy, Sr. Scd. Notes	4.63	10/15/2028	2,000,000		2,112,500

28

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.2% (continued)
Energy - 7.0% (continued)
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	4,250,000		4,581,564
Diamondback Energy, Gtd. Notes	4.75	5/31/2025	1,000,000		1,120,062
Enable Midstream Partners, Sr. Unscd. Notes	4.15	9/15/2029	2,000,000		2,192,532
Enbridge, Gtd. Notes	4.25	12/1/2026	4,000,000		4,498,031
Energy Transfer, Sr. Unscd. Bonds	5.50	6/1/2027	2,500,000		2,953,148
Energy Transfer, Sr. Unscd. Notes	5.25	4/15/2029	1,000,000		1,179,014
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	2,500,000		2,559,375
EQT, Sr. Unscd. Notes	3.90	10/1/2027	3,000,000		3,243,120
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	2,000,000		2,068,925
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,699,927
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	4,500,000		4,773,105
Sabal Trail Transmission, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	3,420,044
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,280,166
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		3,335,316
Transcontinental Gas Pipe Line, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000		2,166,973
				53,654,911
Environmental Control - .4%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,000,000		3,329,108
Financials - 1.5%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/2024	4,000,000	[a]	4,349,041
Apollo Management Holdings, Gtd. Notes	4.95	1/14/2050	2,000,000	[a,c]	2,080,214
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/2023	5,000,000	[a]	5,228,929
				11,658,184
Food Products - 1.4%
Flowers Foods, Sr. Unscd. Notes	2.40	3/15/2031	1,000,000		1,011,942
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		2,185,196
Grupo Bimbo, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	3,239,917
Grupo Bimbo, Jr. Sub. Notes	5.95	4/17/2023	500,000	[a,d]	530,125
McCormick & Co., Sr. Unscd. Notes	1.85	2/15/2031	2,000,000		1,970,997
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	2,000,000		2,074,581
				11,012,758
Foreign Governmental - .4%
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	3,348,669
Health Care - 4.9%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,500,000		4,922,092
Centene, Sr. Unscd. Notes	2.50	3/1/2031	4,000,000		3,994,680
Cigna, Gtd. Notes	4.38	10/15/2028	3,500,000		4,087,386
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		2,491,875
Dignity Health, Unscd. Notes	3.13	11/1/2022	5,000,000		5,152,511
HCA, Sr. Scd. Notes	4.13	6/15/2029	4,000,000		4,529,097
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	3,000,000		3,308,730
Royalty Pharma, Gtd. Notes	2.20	9/2/2030	3,000,000		2,976,736
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	5,000,000		6,042,911
				37,506,018
Industrial - 2.6%
Carlisle, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000		4,452,667
Hillenbrand, Gtd. Notes	5.00	9/15/2026	4,000,000		4,467,000
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/2027	4,000,000		4,358,886
John Deere Capital, Sr. Unscd. Notes	1.05	6/17/2026	1,700,000		1,704,260
Oshkosh, Sr. Unscd. Notes	4.60	5/15/2028	4,000,000		4,623,334
				19,606,147
Information Technology - 3.7%
Activision Blizzard, Sr. Unscd. Notes	3.40	9/15/2026	4,500,000		4,962,546
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/2024	5,000,000		5,485,124
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/2027	4,000,000		4,563,839

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 96.2% (continued)
Information Technology - 3.7% (continued)
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/2026	3,250,000	3,740,747
Fiserv, Sr. Unscd. Notes	3.85	6/1/2025	5,000,000	5,489,918
Oracle, Sr. Unscd. Notes	1.65	3/25/2026	4,000,000	4,065,325
				28,307,499
Insurance - 3.5%
Assured Guaranty US Holdings, Gtd. Notes	3.15	6/15/2031	3,000,000	3,171,999
Assured Guaranty US Holdings, Gtd. Notes	5.00	7/1/2024	5,500,000	[c] 6,142,638
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	5,500,000	[c,d] 6,438,814
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,000,000	[c] 5,891,802
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	4,750,000	5,366,299
				27,011,552
Internet Software & Services - 1.6%
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/2027	3,750,000	4,206,314
eBay, Sr. Unscd. Notes	3.60	6/5/2027	4,500,000	5,028,754
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	2,500,000	[a] 2,774,715
				12,009,783
Materials - 1.1%
Packaging Corp. of America, Sr. Unscd. Notes	3.00	12/15/2029	3,500,000	3,748,281
WRKCo, Gtd. Notes	4.00	3/15/2028	2,000,000	2,265,237
WRKCo, Gtd. Notes	4.65	3/15/2026	2,000,000	2,280,395
				8,293,913
Media - 1.5%
Discovery Communications, Gtd. Notes	3.95	3/20/2028	5,500,000	6,148,448
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/2026	5,000,000	5,575,945
				11,724,393
Metals & Mining - 1.3%
Anglo American Capital, Gtd. Notes	4.50	3/15/2028	4,000,000	[a] 4,572,321
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	2,000,000	[a] 2,191,103
Glencore Funding, Gtd. Notes	1.63	9/1/2025	3,000,000	[a] 3,035,352
				9,798,776
Municipal Securities - 2.2%
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000	4,845,017
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	2.63	6/15/2024	1,500,000	1,567,476
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000	2,864,236
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000	4,276,623
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	3,200,000	3,230,287
				16,783,639
Real Estate - 6.9%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	3,327,000	3,750,479
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	2,000,000	2,246,405
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	5,000,000	5,921,031
Brandywine Operating Partnership, Gtd. Notes	4.55	10/1/2029	4,000,000	4,529,983
CBRE Services, Gtd. Notes	4.88	3/1/2026	6,000,000	6,909,320
CubeSmart, Gtd. Notes	2.00	2/15/2031	1,500,000	1,483,155
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000	4,594,284
Healthcare Trust of America Holdings, Gtd. Notes	3.10	2/15/2030	4,500,000	4,818,647
Highwoods Realty, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000	3,687,040
Life Storage, Gtd. Notes	4.00	6/15/2029	5,000,000	5,678,733
Spirit Realty, Gtd. Notes	2.10	3/15/2028	1,500,000	1,508,127
Spirit Realty, Gtd. Notes	4.00	7/15/2029	3,000,000	3,372,149
WP Carey, Sr. Unscd. Notes	2.40	2/1/2031	4,000,000	4,022,269
				52,521,622

30

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.2% (continued)
Retailing - 3.9%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	4,000,000	[a]	3,871,726
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	3,320,569
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	2,000,000		2,178,710
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/2025	4,000,000		4,394,647
Kohl's, Sr. Unscd. Notes	3.38	5/1/2031	2,000,000		2,101,385
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	4,000,000	[c]	4,199,167
O'Reilly Automotive, Sr. Unscd. Notes	3.90	6/1/2029	4,000,000		4,548,984
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	4,500,000		5,052,909
				29,668,097
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom, Sr. Unscd. Notes	3.47	4/15/2034	3,250,000	[a]	3,444,394
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	2,365,000		2,611,748
KLA, Sr. Unscd. Notes	4.10	3/15/2029	4,850,000		5,589,695
Microchip Technology, Gtd. Notes	4.25	9/1/2025	4,000,000		4,218,365
Microchip Technology, Sr. Scd. Notes	0.98	9/1/2024	1,000,000	[a]	999,520
Microchip Technology, Sr. Scd. Notes	4.33	6/1/2023	1,500,000		1,590,668
NXP, Gtd. Notes	4.88	3/1/2024	5,500,000	[a]	6,024,075
				24,478,465
Technology Hardware & Equipment - .6%
Dell International, Sr. Scd. Notes	8.10	7/15/2036	3,000,000		4,606,843
Telecommunication Services - 2.3%
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	4,750,000		5,572,481
T-Mobile USA, Gtd. Notes	2.88	2/15/2031	500,000		514,375
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,150,000		4,654,930
Verizon Communications, Sr. Unscd. Notes	2.10	3/22/2028	3,000,000		3,081,415
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	3,000,000		3,634,785
				17,457,986
Utilities - 3.5%
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	2,000,000		2,150,044
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	4,000,000		4,276,913
CenterPoint Energy, Sr. Unscd. Notes	2.95	3/1/2030	3,000,000		3,200,622
Duquesne Light Holdings, Sr. Unscd. Notes	2.53	10/1/2030	1,000,000	[a]	996,729
Entergy, Sr. Unscd. Notes	2.95	9/1/2026	2,000,000		2,147,074
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a]	3,404,894
Mississippi Power, Sr. Unscd. Notes	3.95	3/30/2028	5,000,000		5,669,084
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	4,000,000	[a]	4,734,851
				26,580,211
Total Bonds and Notes (cost $675,921,691)			734,904,405
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - 1.5%
Diversified Financials - .4%
Air Lease, Ser. A	6.15		120,000	[c]	3,250,800
Telecommunication Services - 1.1%
AT&T, Ser. A	5.00		320,000		8,544,000
Total Preferred Stocks (cost $11,000,000)			11,794,800
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $9,018,856)	0.06		9,018,856	[e]	9,018,856

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $24,487,583)	0.02	24,487,583	[e] 24,487,583
Total Investments (cost $720,428,130)		102.1%	780,205,644
Liabilities, Less Cash and Receivables		(2.1%)	(16,363,521)
Net Assets		100.0%	763,842,123

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $146,638,957 or 19.2% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $27,285,467 and the value of the collateral was $28,168,690, consisting of cash collateral of $24,487,583 and U.S. Government & Agency securities valued at $3,681,107.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	38.4
Consumer, Cyclical	10.8
Consumer, Non-cyclical	10.3
Industrial	8.3
Technology	7.5
Energy	7.0
Communications	6.5
Investment Companies	4.4
Utilities	3.5
Basic Materials	2.8
Government	2.6
102.1

† Based on net assets.

See notes to financial statements.

32

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9%
Municipal Securities - 11.1%
Bay Area Toll Authority, Revenue Bonds, Refunding	2.23	4/1/2023	1,200,000		1,235,900
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	2,008,000	[a]	2,479,905
Connecticut, GO, Ser. A	0.92	6/1/2025	250,000		251,887
Gilroy Unified School District, GO, Refunding	1.73	8/1/2022	450,000		456,392
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		515,134
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		2,051,415
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	1.77	8/1/2023	2,000,000		2,057,690
Metropolitan Government of Nashville & Davidson County, GO, Refunding, Ser. B	0.61	7/1/2025	1,500,000		1,496,411
Michigan Finance Authority, Revenue Bonds, Ser. A1	2.86	9/1/2022	1,500,000	[b]	1,520,342
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	0.49	3/15/2024	1,750,000		1,743,665
Oregon, GO, Refunding, Ser. P	1.71	5/1/2022	1,000,000		1,010,304
Tennessee, GO, Refunding, Ser. B	0.65	11/1/2024	2,000,000		2,004,211
Tennessee School Bond Authority, Revenue Bonds, Refunding, Ser.A	0.22	11/1/2023	1,500,000		1,498,009
The Rutgers University of New Jersey, Revenue Bonds, Refunding, Ser. R	2.06	5/1/2022	1,000,000		1,011,620
Virginia Resources Authority, Revenue Bonds, Refunding, Ser. C	1.89	11/1/2022	500,000		510,116
				19,843,001
U.S. Government Agencies Collateralized Mortgage Obligations - 18.5%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	63,491	[c]	65,391
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	88,023	[c]	90,044
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	211,339	[c]	218,623
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	614,599	[c]	640,975
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	428,489	[c]	446,958
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	548,910	[c]	577,089
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	1,355,500	[c]	1,426,085
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	889,230	[c]	940,576
Federal Home Loan Mortgage Corp., REMIC, Ser. 3830, Cl. NB	4.50	2/15/2039	1,284,527	[c]	1,329,399
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	1,051,957	[c]	1,116,812
Federal Home Loan Mortgage Corp., REMIC, Ser. 3942, Cl. AC	2.00	10/15/2021	4,595	[c]	4,597
Federal Home Loan Mortgage Corp., REMIC, Ser. 3945, Cl. A	3.00	3/15/2026	86,473	[c]	87,396
Federal Home Loan Mortgage Corp., REMIC, Ser. 3952, Cl. MA	3.00	11/15/2021	26,607	[c]	26,614
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	516,120	[c]	541,197
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	95,256	[c]	97,067
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	1,957,930	[c]	1,998,848
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	246,656	[c]	251,640
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	1,474,050	[c]	1,505,847
Federal Home Loan Mortgage Corp., REMIC, Ser. 4174, Cl. VA	3.50	6/15/2024	866,666	[c]	879,410
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	1,042,479	[c]	1,061,204
Federal Home Loan Mortgage Corp., REMIC, Ser. 4221, Cl. BZ	6.50	10/15/2032	544,170	[c]	568,419
Federal Home Loan Mortgage Corp., REMIC, Ser. 4265, Cl. DA	4.00	6/15/2026	655,628	[c]	657,686
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	250,583	[c]	260,568
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	243,935	[c]	248,981
Federal Home Loan Mortgage Corp., REMIC, Ser. 4338, Cl. VA	4.25	7/15/2025	1,609,811	[c]	1,630,284
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	371,970	[c]	386,045
Federal Home Loan Mortgage Corp., REMIC, Ser. 5000, CI. KA	2.00	4/25/2034	1,000,856	[c]	1,004,664
Federal Home Loan Mortgage Corp., Ser. 4113, CI. VM	3.50	4/15/2029	1,050,610	[c]	1,062,449

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 18.5% (continued)
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	112,061	[c]	116,440
Federal National Mortgage Association, REMIC, Ser. 2009-21, Cl. HB	4.50	4/25/2024	1,124	[c]	1,135
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	1,061,186	[c]	1,101,069
Federal National Mortgage Association, REMIC, Ser. 2010-117, Cl. DE	2.00	5/25/2025	69,132	[c]	69,245
Federal National Mortgage Association, REMIC, Ser. 2011-71, Cl. BA	4.00	5/25/2037	379,782	[c]	386,441
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. GC	2.00	12/25/2022	168,238	[c]	169,074
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. HD	2.00	12/25/2022	85,119	[c]	85,542
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	567,809	[c]	596,578
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	84,223	[c]	85,545
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	1,291,480	[c]	1,316,543
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	342,861	[c]	351,923
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	1,213,231	[c]	1,235,260
Federal National Mortgage Association, REMIC, Ser. 2013-108, Cl. GA	3.00	6/25/2030	151,156	[c]	153,332
Federal National Mortgage Association, REMIC, Ser. 2013-137, Cl. V	3.50	10/25/2028	460,474	[c]	476,238
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	402,409	[c]	413,845
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	1,209,286	[c]	1,229,206
Federal National Mortgage Association, REMIC, Ser. 2014-19, Cl. VK	4.50	4/25/2034	2,000,000	[c]	2,057,896
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	561,064	[c]	585,587
Federal National Mortgage Association, REMIC, Ser. 2014-82, Cl. LV	3.00	4/25/2026	649,538	[c]	655,881
Federal National Mortgage Association, REMIC, Ser. 2017-9, Cl. HA	3.00	12/25/2042	1,414,031	[c]	1,439,531
Government National Mortgage Association, Ser. 2010-6, Cl. AB	3.00	11/20/2039	737,779		772,053
Government National Mortgage Association, Ser. 2012-51, Cl. VQ	3.50	4/20/2025	671,867		712,320
				33,135,552
U.S. Government Agencies Collateralized Municipal-Backed Securities - 25.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	1,239,132	[c]	1,243,342
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K025, Cl. A1	1.88	4/25/2022	60,388	[c]	60,439
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K721, Cl. A2	3.09	8/25/2022	1,907,798	[c]	1,942,714
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K724, Cl. A2	3.06	11/25/2023	2,000,000	[c]	2,092,637
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K725, Cl. A2	3.00	1/25/2024	750,000	[c]	788,967
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	2,100,000	[c]	2,234,772
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KJ05, Cl. A2	2.16	10/25/2021	770,730	[c]	771,806

34

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 25.0% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	1,740,676	[c]	1,814,413
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	2,501,676	[c]	2,589,547
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. X2FX, Cl. A2	2.41	9/25/2025	2,342,286	[c]	2,436,511
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB23, Cl. A5F	1.73	9/25/2021	17,371	[c]	17,362
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	711,310	[c]	726,839
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB35, Cl. A5F	2.25	6/25/2022	236,330	[c]	238,574
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB50, Cl. A5F	3.06	4/25/2023	2,316,066	[c]	2,376,071
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB51, CI. A5H	3.14	4/25/2038	1,059,006	[c]	1,092,634
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	2,003,035	[c]	2,079,289
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB67, CI. A5H	2.24	8/25/2039	875,674	[c]	894,407
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB68, CI. A5H	2.39	8/25/2039	464,898	[c]	478,935
Federal National Mortgage Association, ACES, Ser. 2013-M2, Cl. AFL, 1 Month LIBOR +.35%	0.43	1/25/2023	1,661,641	[c,d]	1,663,277
Federal National Mortgage Association, ACES, Ser. 2014-M1, Cl. A2	3.19	7/25/2023	2,033,200	[c]	2,123,700
Federal National Mortgage Association, ACES, Ser. 2014-M13, Cl. A2	3.02	8/25/2024	363,955	[c]	386,685
Federal National Mortgage Association, ACES, Ser. 2014-M3, Cl. A2	3.50	1/25/2024	1,689,969	[c]	1,792,297
Federal National Mortgage Association, ACES, Ser. 2015-M4, Cl. AV2	2.51	7/25/2022	1,433,506	[c]	1,440,514
Federal National Mortgage Association, ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	1,537,652	[c]	1,544,205
Federal National Mortgage Association, ACES, Ser. 2017-M10, CI. AV2	2.64	7/25/2024	2,099,527	[c]	2,199,303
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	941,028		946,320
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.07	2/16/2025	1,011,753		1,049,440
Government National Mortgage Association, Ser. 2013-158, Cl. AB	3.05	8/16/2053	1,978,410		2,057,649
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	175,141		176,124
Government National Mortgage Association, Ser. 2013-73, Cl. A	0.98	12/16/2035	873,496		873,786
Government National Mortgage Association, Ser. 2014-109, Cl. A	2.33	1/16/2046	430,341		430,749
Government National Mortgage Association, Ser. 2014-82, Cl. VG	2.92	12/16/2046	1,600,432		1,658,959
Government National Mortgage Association, Ser. 2015-188, CI. VD	2.50	3/16/2032	580,295		599,339
Government National Mortgage Association, Ser. 2018-149, CI. A	3.00	7/16/2048	978,152		1,008,932
Government National Mortgage Association, Ser. 2018-162, Cl. AC	3.25	9/16/2048	972,380		998,150
				44,828,688
U.S. Government Agencies Mortgage-Backed - 24.0%
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			3,148,777	[c]	3,309,784
3.00%, 7/1/2029			1,330,044	[c]	1,404,757

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Mortgage-Backed - 24.0% (continued)
3.50%, 10/1/2026-5/1/2027			961,612	[c]	1,017,529
4.50%, 11/1/2024-2/1/2034			1,007,409	[c]	1,079,022
Federal National Mortgage Association:
1.88%, 9/1/2023			1,800,628	[c]	1,844,088
1.94%, 11/1/2022			237,240	[c]	239,381
2.16%, 1/1/2023			2,435,505	[c]	2,479,455
2.18%, 3/1/2022			1,000,000	[c]	1,008,177
2.25%, 1/1/2024			1,264,933	[c]	1,290,856
2.31%, 8/1/2022			959,675	[c]	968,806
2.36%, 12/1/2022			1,318,606	[c]	1,340,184
2.44%, 8/1/2022			1,199,468	[c]	1,211,647
2.50%, 11/1/2026-9/1/2027			2,989,565	[c]	3,137,389
2.55%, 9/1/2022			1,867,374	[c]	1,890,892
2.72%, 3/1/2024			2,000,000	[c]	2,103,668
2.74%, 10/1/2022			1,500,000	[c]	1,528,095
2.78%, 3/1/2022			2,260,083	[c]	2,264,290
2.88%, 6/1/2024			935,243	[c]	956,311
2.89%, 1/1/2025			1,000,000	[c]	1,070,642
3.00%, 11/1/2026-9/1/2027			1,277,304	[c]	1,346,784
3.09%, 8/1/2023			1,000,000	[c]	1,045,741
3.16%, 1/1/2022			349,600	[c]	349,798
3.42%, 3/1/2024			1,401,868	[c]	1,491,164
4.00%, 7/1/2029-3/1/2034			1,941,993	[c]	2,066,859
4.50%, 11/1/2022			13	[c]	13
5.00%, 3/1/2027			683,525	[c]	712,610
5.10%, 10/1/2024			709,756	[c]	782,471
6.00%, 8/1/2022			9,055	[c]	9,081
Government National Mortgage Association I:
3.00%, 5/15/2027			2,422,969		2,551,477
4.00%, 8/15/2024-7/15/2027			737,314		781,908
Government National Mortgage Association II:
3.00%, 4/20/2027			546,824		572,612
3.50%, 3/20/2026			244,746		256,804
4.50%, 7/20/2024-5/20/2025			762,055		811,498
				42,923,793
U.S. Government Agencies Obligations - 1.1%
Federal Home Loan Bank, Bonds	0.57	9/30/2024	2,000,000		2,000,463
U.S. Treasury Securities - 19.2%
U.S. Treasury Notes	0.13	1/15/2024	2,500,000		2,490,723
U.S. Treasury Notes	0.13	2/15/2024	8,000,000	[e]	7,968,750
U.S. Treasury Notes	0.13	12/15/2023	6,000,000		5,981,484
U.S. Treasury Notes	0.25	11/15/2023	5,250,000		5,250,923
U.S. Treasury Notes	0.25	5/15/2024	6,750,000		6,732,334
U.S. Treasury Notes	1.25	8/31/2024	5,750,000		5,896,445
				34,320,659
Total Bonds and Notes (cost $176,553,919)			177,052,156
36

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 3.9%
Registered Investment Companies - 3.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,008,387)	0.06	7,008,387	[f] 7,008,387
Total Investments (cost $183,562,306)		102.8%	184,060,543
Liabilities, Less Cash and Receivables		(2.8%)	(5,038,890)
Net Assets		100.0%	179,021,653

ACES—Alternative Credit Enhancement Securities

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $7,968,750 and the value of the collateral was $8,130,708, consisting of U.S. Government & Agency securities.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	67.5
Government	31.4
Investment Companies	3.9
102.8

† Based on net assets.

See notes to financial statements.

37

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	19,173,351	308,124,061	(321,812,437)	5,484,975.4		10,503
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,105,434	28,858,326	(49,963,760)	-	-	11,046†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	316,406,585	(308,480,170)	7,926,415.6		44,225†††
Total	40,278,785	653,388,972	(680,256,367)	13,411,390	1.0	65,774
BNY Mellon Intermediate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,253,689	142,082,324	(151,282,499)	4,053,514.5		4,319
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	6,211,180	(6,211,180)	-	-	3,886†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	151,296,104	(140,005,344)	11,290,760	1.5	12,282†††
Total	13,253,689	299,589,608	(297,499,023)	15,344,274	2.0	20,487
BNY Mellon Corporate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,954,696	139,918,232	(139,854,072)	9,018,856	1.2	6,118
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	7,176,396	11,697,997	(18,874,393)	-	-	54,240†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	94,990,974	(70,503,391)	24,487,583	3.2	71,515†††
Total	16,131,092	246,607,203	(229,231,856)	33,506,439	4.4	131,873
BNY Mellon Short-Term U.S. Government Securities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,012,233	168,594,682	(166,598,528)	7,008,387	3.9	2,456
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	672,838	(672,838)	-	-	5,866†††
Total	5,012,233	169,267,520	(167,271,366)	7,008,387	3.9	8,322

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

38

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2021

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,338,261,699	780,530,781	746,699,205	177,052,156
Affiliated issuers	13,411,390	15,344,274	33,506,439	7,008,387
Cash	-	-	-	578,586
Receivable for investment securities sold	13,459,796	-	-	-
Interest receivable	7,601,468	4,349,673	7,772,170	399,407
Receivable for shares of Beneficial Interest subscribed	2,016,796	1,346,668	2,654,981	1,064,881
Securities lending receivable	5,016	1,734	7,431	433
Dividends receivable	291	233	46,530	188
Prepaid expenses	30,036	26,324	17,252	25,486
	1,374,786,492	801,599,687	790,704,008	186,129,524
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	616,287	364,252	350,719	75,119
Cash overdraft due to Custodian	2,286,046	1,254,024	1,623,575	-
Payable for investment securities purchased	12,613,614	-	-	6,738,123
Liability for securities on loan—Note 1(b)	7,926,415	11,290,760	24,487,583	-
Payable for shares of Beneficial Interest redeemed	957,618	362,307	317,828	239,158
Trustees’ fees and expenses payable	28,967	17,333	15,666	7,800
Other accrued expenses	68,256	63,243	66,514	47,671
	24,497,203	13,351,919	26,861,885	7,107,871
Net Assets ($)	1,350,289,289	788,247,768	763,842,123	179,021,653
Composition of Net Assets ($):
Paid-in capital	1,307,876,478	760,392,128	703,899,961	192,893,124
Total distributable earnings (loss)	42,412,811	27,855,640	59,942,162	(13,871,471)
Net Assets ($)	1,350,289,289	788,247,768	763,842,123	179,021,653
† Investments at cost ($)
Unaffiliated issuers	1,286,128,789	750,417,945	686,921,691	176,553,919
Affiliated issuers	13,411,390	15,344,274	33,506,439	7,008,387
†† Value of securities on loan ($)	76,725,258	23,748,056	27,285,467	7,968,750
Net Asset Value Per Share
Class M
Net Assets ($)	1,339,003,056	779,122,775	757,616,645	174,318,845
Shares Outstanding	102,175,495	60,273,658	54,909,404	15,023,470
Net Asset Value Per Share ($)	13.10	12.93	13.80	11.60
Investor Shares
Net Assets ($)	11,286,233	9,124,993	6,225,478	4,702,808
Shares Outstanding	862,974	704,752	450,864	405,294
Net Asset Value Per Share ($)	13.08	12.95	13.81	11.60

See notes to financial statements.

39

STATEMENTS OF OPERATIONS

Year Ended August 31, 2021

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	29,489,257	19,553,297	28,226,573	3,255,573
Dividends:
Unaffiliated issuers	325,000	256,250	584,500	-
Affiliated issuers	10,503	4,319	6,118	2,456
Income from securities lending—Note 1(b)	55,271	16,168	125,755	5,866
Total Income	29,880,031	19,830,034	28,942,946	3,263,895
Expenses:
Investment advisory fee—Note 3(a)	5,295,216	3,301,218	3,165,561	798,646
Administration fee—Note 3(a)	1,634,104	1,019,066	977,185	281,730
Trustees’ fees and expenses—Note 3(d)	113,693	75,744	71,391	18,656
Professional fees	76,392	51,411	50,613	37,304
Registration fees	41,067	36,146	38,830	45,034
Loan commitment fees—Note 2	38,181	28,522	36,839	7,405
Shareholder servicing costs—Note 3(b)	27,088	22,820	15,040	13,931
Custodian fees—Note 3(c)	23,691	13,382	12,288	14,276
Chief Compliance Officer fees—Note 3(c)	14,319	14,319	14,319	14,319
Prospectus and shareholders’ reports	12,368	11,499	11,705	8,287
Miscellaneous	46,494	38,116	33,718	37,716
Total Expenses	7,322,613	4,612,243	4,427,489	1,277,304
Less—reduction in expenses due to undertakings—Note 3(a)	-	-	-	(41,161)
Net Expenses	7,322,613	4,612,243	4,427,489	1,236,143
Investment Income—Net	22,557,418	15,217,791	24,515,457	2,027,752
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,732,205	5,583,570	13,262,011	563,703
Net change in unrealized appreciation (depreciation) on investments	(25,300,442)	(15,719,879)	(4,860,187)	(2,802,651)
Net Realized and Unrealized Gain (Loss) on Investments	(15,568,237)	(10,136,309)	8,401,824	(2,238,948)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,989,181	5,081,482	32,917,281	(211,196)

See notes to financial statements.

40

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	22,557,418	28,223,995	15,217,791	19,036,046
Net realized gain (loss) on investments	9,732,205	33,444,223	5,583,570	10,807,672
Net change in unrealized appreciation (depreciation) on investments	(25,300,442)	15,372,257	(15,719,879)	18,111,833
Net Increase (Decrease) in Net Assets Resulting from Operations	6,989,181	77,040,475	5,081,482	47,955,551
Distributions ($):
Distributions to shareholders:
Class M	(58,139,162)	(32,100,864)	(16,244,256)	(19,839,736)
Investor Shares	(432,181)	(235,878)	(153,470)	(132,963)
Total Distributions	(58,571,343)	(32,336,742)	(16,397,726)	(19,972,699)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	327,798,253	264,395,528	99,405,334	130,269,392
Investor Shares	20,175,687	18,820,957	14,137,038	16,622,445
Distributions reinvested:
Class M	19,657,953	5,467,566	2,860,843	3,940,616
Investor Shares	368,779	202,916	124,764	108,322
Cost of shares redeemed:
Class M	(225,834,590)	(265,907,929)	(203,715,376)	(255,435,067)
Investor Shares	(18,074,128)	(18,961,915)	(13,323,672)	(14,918,761)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	124,091,954	4,017,123	(100,511,069)	(119,413,053)
Total Increase (Decrease) in Net Assets	72,509,792	48,720,856	(111,827,313)	(91,430,201)
Net Assets ($):
Beginning of Period	1,277,779,497	1,229,058,641	900,075,081	991,505,282
End of Period	1,350,289,289	1,277,779,497	788,247,768	900,075,081
Capital Share Transactions (Shares):
Class Ma
Shares sold	24,654,820	19,866,058	7,637,070	10,173,365
Shares issued for distributions reinvested	1,480,678	412,579	220,249	307,373
Shares redeemed	(17,023,473)	(20,105,827)	(15,629,069)	(19,894,286)
Net Increase (Decrease) in Shares Outstanding	9,112,025	172,810	(7,771,750)	(9,413,548)
Investor Shares[a]
Shares sold	1,530,513	1,431,498	1,085,072	1,294,477
Shares issued for distributions reinvested	27,850	15,352	9,593	8,418
Shares redeemed	(1,371,980)	(1,433,808)	(1,021,890)	(1,159,869)
Net Increase (Decrease) in Shares Outstanding	186,383	13,042	72,775	143,026

[a]

During the period ended August 31, 2021, 1,478,214 Class M Shares representing $19,532,549 were exchanged for 1,481,327 Investor Shares for BNY Mellon Bond Fund and 1,085,263 Class M Shares representing $14,120,624 were exchanged for 1,083,737 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2020, 1,375,122 Class M Shares representing $18,120,391 were exchanged for 1,378,251 Investor Shares for BNY Mellon Bond Fund and 1,260,592 Class M Shares representing $16,165,460 were exchanged for 1,259,304 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

41

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	24,515,457	30,918,115	2,027,752	4,096,078
Net realized gain (loss) on investments	13,262,011	10,397,096	563,703	1,646,724
Net change in unrealized appreciation (depreciation) on investments	(4,860,187)	10,915,491	(2,802,651)	1,392,767
Net Increase (Decrease) in Net Assets Resulting from Operations	32,917,281	52,230,702	(211,196)	7,135,569
Distributions ($):
Distributions to shareholders:
Class M	(26,638,751)	(31,999,493)	(3,541,306)	(4,869,132)
Investor Shares	(185,328)	(168,173)	(73,458)	(39,865)
Total Distributions	(26,824,079)	(32,167,666)	(3,614,764)	(4,908,997)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	105,549,061	175,188,538	187,555,518	84,017,058
Investor Shares	11,232,091	16,524,022	9,928,542	8,168,274
Distributions reinvested:
Class M	6,003,401	7,780,392	677,084	1,112,738
Investor Shares	129,333	106,512	70,875	38,415
Cost of shares redeemed:
Class M	(209,133,437)	(261,119,893)	(245,096,305)	(108,197,966)
Investor Shares	(10,646,076)	(14,053,972)	(10,515,819)	(4,631,268)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(96,865,627)	(75,574,401)	(57,380,105)	(19,492,749)
Total Increase (Decrease) in Net Assets	(90,772,425)	(55,511,365)	(61,206,065)	(17,266,177)
Net Assets ($):
Beginning of Period	854,614,548	910,125,913	240,227,718	257,493,895
End of Period	763,842,123	854,614,548	179,021,653	240,227,718
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,653,507	13,224,134	16,019,133	7,141,253
Shares issued for distributions reinvested	436,356	584,843	57,848	94,756
Shares redeemed	(15,187,093)	(19,708,249)	(20,953,372)	(9,200,252)
Net Increase (Decrease) in Shares Outstanding	(7,097,230)	(5,899,272)	(4,876,391)	(1,964,243)
Investor Shares[a]
Shares sold	814,247	1,242,478	848,547	692,799
Shares issued for distributions reinvested	9,392	8,014	6,059	3,268
Shares redeemed	(770,362)	(1,054,323)	(899,233)	(393,943)
Net Increase (Decrease) in Shares Outstanding	53,277	196,169	(44,627)	302,124

[a]

During the period ended August 31, 2021, 799,301 Class M Shares representing $11,020,723 were exchanged for 798,844 Investor Shares for BNY Mellon Corporate Bond Fund and 497,238 Class M Shares representing $5,812,901 were exchanged for 497,432 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2020, 1,240,637 Class M Shares representing $16,489,922 were exchanged for 1,240,170 Investor Shares for BNY Mellon Corporate Bond Fund and 352,464 Class M Shares representing $4,152,915 were exchanged for 352,816 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.63	13.14	12.32	12.82	13.11
Investment Operations:
Investment income—net [a]	.23	.30	.35	.34	.32
Net realized and unrealized gain (loss) on investments	(.17)	.54	.84	(.48)	(.21)
Total from Investment Operations	.06	.84	1.19	(.14)	.11
Distributions:
Dividends from investment income—net	(.31)	(.35)	(.37)	(.36)	(.37)
Dividends from net realized gain on investments	(.28)	-	-	-	(.03)
Total Distributions	(.59)	(.35)	(.37)	(.36)	(.40)
Net asset value, end of period	13.10	13.63	13.14	12.32	12.82
Total Return (%)	.50	6.49	9.89	(1.10)	.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.56
Ratio of net investment income to average net assets	1.71	2.30	2.77	2.70	2.50
Portfolio Turnover Rate	72.04	93.11	79.56	47.36	72.85
Net Assets, end of period ($ x 1,000)	1,339,003	1,268,576	1,220,362	1,002,899	1,001,290

a  Based on average shares outstanding.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.60	13.11	12.29	12.79	13.08
Investment Operations:
Investment income—net [a]	.20	.28	.32	.31	.28
Net realized and unrealized gain (loss) on investments	(.16)	.52	.84	(.48)	(.21)
Total from Investment Operations	.04	.80	1.16	(.17)	.07
Distributions:
Dividends from investment income—net	(.28)	(.31)	(.34)	(.33)	(.33)
Dividends from net realized gain on investments	(.28)	-	-	-	(.03)
Total Distributions	(.56)	(.31)	(.34)	(.33)	(.36)
Net asset value, end of period	13.08	13.60	13.11	12.29	12.79
Total Return (%)	.30	6.22	9.60	(1.35)	.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net investment income to average net assets	1.46	2.08	2.47	2.46	2.24
Portfolio Turnover Rate	72.04	93.11	79.56	47.36	72.85
Net Assets, end of period ($ x 1,000)	11,286	9,204	8,697	6,944	9,613

a  Based on average shares outstanding.

See notes to financial statements.

44

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.11	12.72	12.26	12.60	12.74
Investment Operations:
Investment income—net [a]	.24	.25	.27	.25	.22
Net realized and unrealized gain (loss) on investments	(.16)	.41	.47	(.32)	(.10)
Total from Investment Operations	.08	.66	.74	(.07)	.12
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.28)	(.27)	(.26)
Net asset value, end of period	12.93	13.11	12.72	12.26	12.60
Total Return (%)	.62	5.23	6.09	(.58)	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.55	.56
Ratio of net investment income to average net assets	1.85	1.97	2.15	2.03	1.77
Portfolio Turnover Rate	19.07	41.86	33.30	28.92	48.97
Net Assets, end of period ($ x 1,000)	779,123	891,782	985,280	833,954	838,741

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.12	12.73	12.26	12.60	12.74
Investment Operations:
Investment income—net [a]	.21	.22	.23	.22	.19
Net realized and unrealized gain (loss) on investments	(.16)	.40	.48	(.33)	(.10)
Total from Investment Operations	.05	.62	.71	(.11)	.09
Distributions:
Dividends from investment income—net	(.22)	(.23)	(.24)	(.23)	(.23)
Net asset value, end of period	12.95	13.12	12.73	12.26	12.60
Total Return (%)	.42	4.93	5.88	(.84)	.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.80	.81
Ratio of net investment income to average net assets	1.59	1.68	1.88	1.78	1.52
Portfolio Turnover Rate	19.07	41.86	33.30	28.92	48.97
Net Assets, end of period ($ x 1,000)	9,125	8,293	6,225	5,756	7,563

a  Based on average shares outstanding.

See notes to financial statements.

46

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.69	13.36	12.52	13.06	13.07
Investment Operations:
Investment income—net [a]	.43	.45	.46	.44	.42
Net realized and unrealized gain (loss) on investments	.15	.35	.86	(.50)	.05
Total from Investment Operations	.58	.80	1.32	(.06)	.47
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.48)	(.48)	(.48)
Net asset value, end of period	13.80	13.69	13.36	12.52	13.06
Total Return (%)	4.29	6.16	10.81	(.48)	3.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.56	.55	.56
Ratio of net investment income to average net assets	3.10	3.39	3.65	3.43	3.29
Portfolio Turnover Rate	18.34	25.67	30.95	33.36	33.05
Net Assets, end of period ($ x 1,000)	757,617	849,166	907,433	776,480	784,237

a  Based on average shares outstanding.

See notes to financial statements.

47

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.70	13.37	12.53	13.07	13.07
Investment Operations:
Investment income—net [a]	.40	.43	.43	.37	.42
Net realized and unrealized gain (loss) on investments	.14	.34	.85	(.46)	.03
Total from Investment Operations	.54	.77	1.28	(.09)	.45
Distributions:
Dividends from investment income—net	(.43)	(.44)	(.44)	(.45)	(.45)
Net asset value, end of period	13.81	13.70	13.37	12.53	13.07
Total Return (%)	4.02	5.87	10.50	(.72)	3.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.81	.80	.81
Ratio of net investment income to average net assets	2.85	3.12	3.41	3.06	3.02
Portfolio Turnover Rate	18.34	25.67	30.95	33.36	33.05
Net Assets, end of period ($ x 1,000)	6,225	5,448	2,693	2,573	2,807

a  Based on average shares outstanding.

See notes to financial statements.

48

	Class M Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.81	11.70	11.52	11.72	11.81
Investment Operations:
Investment income—net [a]	.11	.19	.21	.14	.08
Net realized and unrealized gain (loss) on investments	(.13)	.15	.20	(.18)	(.05)
Total from Investment Operations	(.02)	.34	.41	(.04)	.03
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.23)	(.16)	(.12)
Net asset value, end of period	11.60	11.81	11.70	11.52	11.72
Total Return (%)	(.15)	2.95	3.61	(.36)	.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.54	.55	.55	.56	.55
Ratio of net investment income to average net assets	.89	1.65	1.84	1.20	.68
Portfolio Turnover Rate	114.85	65.00	119.53	61.04	65.98
Net Assets, end of period ($ x 1,000)	174,319	234,920	255,767	190,515	172,603

a  Based on average shares outstanding.

See notes to financial statements.

49

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
BNY Mellon Short-Term	Year Ended August 31,
U.S. Government Securities Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.80	11.68	11.50	11.71	11.79
Investment Operations:
Investment income—net [a]	.08	.11	.18	.11	.05
Net realized and unrealized gain (loss) on investments	(.12)	.21	.20	(.19)	(.04)
Total from Investment Operations	(.04)	.32	.38	(.08)	.01
Distributions:
Dividends from investment income—net	(.16)	(.20)	(.20)	(.13)	(.09)
Net asset value, end of period	11.60	11.80	11.68	11.50	11.71
Total Return (%)	(.37)	2.73	3.31	(.69)	.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.81	.80
Ratio of net expenses to average net assets	.79	.80	.80	.81	.80
Ratio of net investment income to average net assets	.64	.98	1.54	.92	.43
Portfolio Turnover Rate	114.85	65.00	119.53	61.04	65.98
Net Assets, end of period ($ x 1,000)	4,703	5,308	1,727	1,494	1,753

a  Based on average shares outstanding.

See notes to financial statements.

50

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-two series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

51

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2021 in valuing each fund’s investments:

52

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	17,533,482	-	-	-	17,533,482
Corporate Bonds	-	-	557,000,776	-	-	-	557,000,776
Equity Securities – Preferred Stocks	6,942,000	-	-	-	-	-	6,942,000
Foreign Governmental	-	-	4,981,107	-	-	-	4,981,107
Investment Companies	13,411,390	-	-	-	-	-	13,411,390
Municipal Securities	-	-	76,970,592	-	-	-	76,970,592
U.S. Government Agencies Mortgage-Backed	-	-	352,134,584	-	-	-	352,134,584
U.S. Treasury Securities	-	-	322,699,158	-	-	-	322,699,158
BNY Mellon Intermediate Bond Fund
Corporate Bonds	-	-	409,933,416	-	-	-	409,933,416
Equity Securities – Preferred Stocks	5,473,500	-	-	-	-	-	5,473,500
Investment Companies	15,344,274	-	-	-	-	-	15,344,274
Municipal Securities	-	-	46,931,957	-	-	-	46,931,957
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	-	149,523	-	-	-	149,523
U.S. Government Agencies Mortgage-Backed	-	-	6,622,076	-	-	-	6,622,076
U.S. Government Agencies Obligations	-	-	22,626,072	-	-	-	22,626,072
U.S. Treasury Securities	-	-	288,794,237	-	-	-	288,794,237
BNY Mellon Corporate Bond Fund
Corporate Bonds	-	-	714,772,097	-	-	-	714,772,097
Equity Securities - Preferred Stocks	11,794,800	-	-	-	-	-	11,794,800
Foreign Governmental	-	-	3,348,669	-	-	-	3,348,669
Investment Companies	33,506,439	-	-	-	-	-	33,506,439
Municipal Securities	-	-	16,783,639	-	-	-	16,783,639
BNY Mellon Short-Term U.S. Government Securities Fund
Investment Companies	7,008,387	-	-	-	-	-	7,008,387
Municipal Securities	-	-	19,843,001	-	-	-	19,843,001
U.S. Government Agencies Collateralized Mortgage Obligations	-	-	33,135,552	-	-	-	33,135,552
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	-	44,828,688	-	-	-	44,828,688
U.S. Government Agencies Mortgage-Backed	-	-	42,923,793	-	-	-	42,923,793
U.S. Government Agencies Obligations	-	-	2,000,463	-	-	-	2,000,463
U.S. Treasury Securities	-	-	34,320,659	-	-	-	34,320,659

† See Statement of Investments for additional detailed categorizations, if any.

53

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2021.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 7,836
BNY Mellon Intermediate Bond Fund	2,325
BNY Mellon Corporate Bond Fund	19,121
BNY Mellon Short-Term U.S. Government Securities Fund	789

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For

54

federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2021, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2021.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2021.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Undistributed Capital Gains ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation ($)	Capital (Losses) Realized After October 31, 2020†
BNY Mellon Bond Fund	912,169	-	-	48,137,898	(6,637,256)
BNY Mellon Intermediate Bond Fund	1,260,015	-	(1,211,789)	27,807,414	-
BNY Mellon Corporate Bond Fund	409,667	2,417,329	-	57,115,166	-
BNY Mellon Short-Term U.S. Government Securities Fund	246,559	-	(14,534,773)	416,743	-

†  These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 4—Capital Loss Carryover
	Short-Term Losses ($)	† Long-Term Losses ($)
			† Total ($)
BNY Mellon Intermediate Bond Fund	1,211,789	-	1,211,789
BNY Mellon Short-Term U.S. Government Securities Fund	6,961,872	7,572,901	14,534,773

† These capital losses can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid
	2021		2020
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	39,076,531	19,494,812	32,336,742	-
BNY Mellon Intermediate Bond Fund	16,397,726	-	19,972,699	-
BNY Mellon Corporate Bond Fund	26,824,079	-	32,167,666	-
BNY Mellon Short-Term U.S. Government Securities Fund	3,614,764	-	4,908,997	-

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on each fund’s investments, derivatives, debt and other contracts that will undergo

55

NOTES TO FINANCIAL STATEMENTS (continued)

reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Short-Term U.S. Government Securities Fund, the Adviser has contractually agreed, from March 31, 2021 through March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class M and Investor shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .50% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $41,161 during the period ended August 31, 2021.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2021, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 26,334
BNY Mellon Intermediate Bond Fund	22,510
BNY Mellon Corporate Bond Fund	14,897
BNY Mellon Short-Term U.S. Government Securities Fund	13,700

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

56

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—Transfer Agency Agreement Fees

BNY Mellon Bond Fund	$ 213
BNY Mellon Intermediate Bond Fund	164
BNY Mellon Corporate Bond Fund	73
BNY Mellon Short-Term U.S. Government Securities Fund	62

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon Bond Fund	$ 23,691
BNY Mellon Intermediate Bond Fund	13,382
BNY Mellon Corporate Bond Fund	12,288
BNY Mellon Short-Term U.S. Government Securities Fund	14,276

Each relevant fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 105
BNY Mellon Intermediate Bond Fund	135
BNY Mellon Corporate Bond Fund	65
BNY Mellon Short-Term U.S. Government Securities Fund	25

During the period ended August 31, 2021, each fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 10 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2021.

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2021.

Table 10—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Bond Fund	458,504	140,940	2,507	8,000	50	6,286	-
BNY Mellon Intermediate Bond Fund	268,904	82,658	1,974	4,400	30	6,286	-
BNY Mellon Corporate Bond Fund	259,390	79,734	1,297	4,000	12	6,286	-
BNY Mellon Short-Term U.S. Government Securities Fund	53,103	18,655	978	4,800	11	6,286	(8,714)

57

NOTES TO FINANCIAL STATEMENTS (continued)

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,040,359,244	944,929,321
BNY Mellon Intermediate Bond Fund	155,838,568	252,770,200
BNY Mellon Corporate Bond Fund	142,605,569	243,562,798
BNY Mellon Short-Term U.S. Government Securities Fund	251,934,863	308,769,167

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,303,535,191	53,132,815	4,994,917	48,137,898
BNY Mellon Intermediate Bond Fund	768,067,641	29,573,793	1,766,379	27,807,414
BNY Mellon Corporate Bond Fund	723,090,478	58,624,771	1,509,605	57,115,166
BNY Mellon Short-Term U.S. Government Securities Fund	183,643,800	1,133,672	716,929	416,743

58

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2021, the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 22, 2021

59

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 89.02% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 84.20% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 70.04% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 99.89% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

60

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 15-16, 2021, the Board considered the renewal of the funds’ Investment Advisory Agreement and Administration Agreement pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the need to be able to provide ongoing shareholder services.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”)1 and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For each fund, representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for four of the ten one-year periods ended December 31st and above the Performance

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Universe median for all ten one-year periods. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

BNY Mellon Intermediate Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the four- and five-year periods when the fund’s total return performance was below the Performance Group medians and the ten-year period when it was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median for five of the ten one-year periods ended December 31st and above the Performance Universe median for eight of the one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in most of the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

BNY Mellon Corporate Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group for five of the eight one-year periods ended December 31st and above the Performance Universe medians for six of the eight one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain of the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the eight calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for seven of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star three year rating from Morningstar based on Morningstar’s risk-adjusted return measures (with a

62

three star rating overall and for the five and ten year periods).

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.50% of the fund’s average daily net assets.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided to each fund by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided pursuant to the Agreement, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows with respect to each fund.

• The Board concluded that the nature, extent and quality of the services provided to the fund are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

1 For each fund, the Performance Universe and the Expense Universe (each as defined herein) were each comprised of the same group of funds, except that the Performance Universe consisted of all retail and institutional funds in the stated strategy while the Expense Universe consisted of all institutional funds in the stated strategy and excluded outliers. The Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon Bond Fund consisted of core bond funds; the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon Intermediate Bond Fund consisted of short-intermediate investment grade debt funds; the Performance and Expense Groups and the Performance and Expense Universes of the BNY Mellon Corporate Bond Fund consisted of BBB-rated corporate debt funds; and the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon Short-Term U.S. Government Securities Fund consisted of short U.S. government funds.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (78)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002) and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 22

———————

John R. Alchin (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Ronald R. Davenport (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Jack Diederich (84)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 22

———————

Kim D. Kelly (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 22

———————

Kevin C. Phelan (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 22

———————

Patrick J. Purcell (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 22

———————

Thomas F. Ryan, Jr. (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 22

———————

66

Maureen M. Young (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

67

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 57 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director- BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 119 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTAR0821-TB

The BNY Mellon Funds

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2021

Contents

THE FUNDS

Discussion of Funds’ Performance	2
Fund Performance	22
Understanding Your Fund’s Expenses	34
Comparing Your Fund’s Expenses With Those of Other Funds	36
Statements of Investments	38
Statements of Investments in Affiliated Issuers	83
Statement of Forward Foreign Currency Exchange Contracts	88
Statements of Assets and Liabilities	89
Statements of Operations	92
Statements of Changes in Net Assets	95
Financial Highlights	101
Notes to Financial Statements	125
Report of Independent Registered Public Accounting Firm	139
Important Tax Information	140
Information About the Renewal and Approval of Each Fund’s Investment Advisory Agreement, Administration Agreement and Each Relevant Fund’s Sub-Advisory Agreements	142
Liquidity Risk Management Program	151
Board Members Information	152
Officers of the Trust	154

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 32.91%, and Investor shares produced a total return of 32.59%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 31.16% for the same period.2

Large-cap stocks gained ground over the reporting period as COVID-19 vaccine approvals were announced, and the economy continued to reopen. The fund outperformed the Index due to a favorable allocation decision and to contributions from underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after-tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy—all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by the fund’s investment adviser or its affiliates, referred to as underlying funds.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, as well as the target allocations and ranges when the investment adviser deems it appropriate.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Fund Performance Helped by Allocation and Underlying Strategies

The fund’s relative return benefited overall from both allocation decisions and performance of four underlying strategies. Returns were boosted by the overweight position in the value-oriented category, which beat the Index, and by the performance of the Dynamic Large Cap Value Strategy, which exceeded the value-oriented benchmark. The other positive contributors included the Focused Equity Strategy, the U.S. Large Cap Equity Strategy and the Income Stock Strategy. Although the latter lagged its income-oriented benchmark, its performance exceeded the Index. On balance, overall allocation decisions contributed positively.

On a less positive note, the fund’s performance was hindered slightly by the returns in the growth-oriented category. The underlying strategy lagged the Index, and the growth-oriented category also underperformed the Index. An overweight allocation to this category also detracted somewhat.

Well Positioned for Further Economic Growth

We think the fund is well positioned in the current environment of broadening economic growth and constrained inflation. We believe diversification across asset classes will continue to be additive to fund performance while providing a degree of insulation from high levels of volatility in any individual asset class. Diversification across asset classes also positions the fund to take advantage of broadening market participation as more asset classes begin to participate in the bull market. We expect U.S. stocks to reflect the relatively strong growth of the U.S.

economy, which is supported by more aggressive, ongoing fiscal and monetary stimuli than most international economies are willing or able to muster.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021 as provided by John C. Bailer, Brian C. Ferguson and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 44.06%, Investor shares produced a total return of 43.91%, Class A shares produced a total return of 43.74%, Class C shares produced a total return of 42.59%, Class I shares produced a total return of 43.96% and Class Y shares produced a total return of 44.11%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 46.52% for the same period.2

Stocks gained ground as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the global economy continued to recover. The fund underperformed the Index due to unfavorable asset allocation and security selection.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the global economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Growth-oriented stocks performed well early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. This rotation continued through March 2021.

Returns were supported by interest rates, which remained low, as well as fiscal stimulus, which bolstered consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending and other additional stimulus into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. In some emerging markets, central banks raised rates to combat rising prices, but generally central banks have been tolerant of pricing pressures.

With the emergence of the delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to pivot somewhat to more defensive and growth-oriented stocks. Nevertheless, markets were supported by strong corporate earnings worldwide, but especially in the U.S.

Mixed economic data weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future. Nevertheless, the slowing of the recovery may benefit stocks worldwide as it may extend the recovery.

While valuations were low early in the period, they have largely recovered, helped in part by stronger corporate earnings. Earnings have been more favorable for cyclical companies hurt by the pandemic, but results from growth stocks have been favorable as well.

Performance Hindered by Stock Selections

The fund underperformed the Index, primarily due to stock selections in the communication services and health care sectors. In the communications services sector, the fund’s performance was hurt by its underweight position and by a decision not to own shares of ViacomCBS, which rose more than 260%. In the health care sector, which lagged, the fund’s large overweight position hampered returns, though stock selection contributed positively.

On a more positive note, the performance of the fund relative to the Index was helped primarily by positions in the utilities and consumer staples sectors. In the utilities sector, the fund’s large underweight position was beneficial as this sector lagged the Index. Selection in this sector was also beneficial. In the consumer staples sector, the fund’s underweight position was advantageous. In addition, shares of Philip Morris International, the tobacco company, performed well.

Valuations Appear Attractive

We remain optimistic about the prospects for cyclical, income-oriented stocks. The extraordinary amount of fiscal stimulus that is in the works will benefit the economy and more cyclical, value-oriented stocks, which should benefit even if the economic recovery is slower and shallower than expected a few months ago. The economy continues to be supported by positive trends, and the Federal Reserve is unlikely to tighten monetary policy in the near term, while rising interest rates should be supportive of value-oriented companies. Strong earnings will help support valuations, which remain attractive.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, for Class A shares, Class C shares, Class I shares and Class Y shares, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The securities discussed should not be considered recommendations to buy or sell a particular security.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 38.15%, and Investor shares produced a total return of 37.83%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 41.24% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 44.50% and 35.17%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period as COVID-19 vaccines were approved, and the economy continued to recover. The fund lagged the Index due to an overweight to the growth-oriented category and to underperformance by three of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed, particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Three Underlying Strategies Underperformed

The fund’s relative performance was hindered primarily by an overweight to the growth-oriented category and the performance of three underlying funds. In the growth-oriented category, the Mid Cap Growth Strategy underperformed the Russell Mid Cap Growth benchmark, and this category lagged the Index. In the value-oriented category, although the category benchmark beat the Index, the Opportunistic Mid Cap Value Fund lagged the secondary category benchmark. In the tax-sensitive category, the Mid Cap Tax-Sensitive Core Strategy underperformed the Index.

On a more positive note, in the growth-oriented category, the underlying Geneva Mid Cap Growth Strategy outperformed the secondary category benchmark and the Index. In the value-oriented category, the Robeco Mid Cap Value Strategy exceeded its secondary benchmark and the Index. The fund’s overall allocation to the value-oriented category also contributed positively to returns.

Well Positioned for Further Economic Growth

We think the fund is well positioned in the current environment of broadening economic growth and constrained inflation. We believe diversification across asset classes will continue to be additive to fund performance while providing a degree of insulation from high levels of volatility in any individual asset class. Diversification across asset classes also positions the fund to take advantage of broadening market participation as more asset classes begin to participate in the bull market. We expect U.S. stocks to reflect the relatively strong growth of the U.S.

economy, which is supported by more aggressive, ongoing fiscal and monetary stimuli than most international economies are willing or able to muster.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value® Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 36.05%, and Investor shares produced a total return of 35.68%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 47.08% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 35.61% and 59.49%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period as COVID-19 vaccine approvals were announced, and the economy continued to open up. The fund lagged the Index due to negative contributions from the fund’s underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy—all of which are more fully described in the fund’s prospectus.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed well, particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Underlying Strategies Detracted from Fund Performance

The fund’s returns relative to the Index were hindered by the underperformance of underlying mangers. Allocation decisions were slightly positive. The fund’s growth-oriented strategy lagged the Russell 2000® Growth Index (a secondary benchmark) and an underweight to this category produced a lag on returns. The fund’s performance in the value-oriented category also lagged the secondary category benchmark. The fund’s position in the core category also hindered the fund’s overall performance as the underlying strategy lagged the Index. The underweight to this category produced a neutral effect.

The primary positive contributor to the fund’s returns was the value-oriented category. Although the underlying strategy in this category lagged the Russell 2000® Value Index (a secondary benchmark) slightly, this category easily outperformed the overall Index. The fund manager’s overweighted position to this category also benefited fund performance.

Well Positioned for Further Economic Growth

We think the fund is well positioned in the current environment of broadening economic growth and constrained inflation. We believe diversification across asset classes will continue to be additive to fund performance while providing a degree of insulation from high levels of volatility in any individual asset class. Diversification across asset classes also positions the fund to take advantage of broadening market participation as more asset classes begin to participate in the bull market. We expect U.S. stocks to reflect the relatively strong growth of the U.S.

economy, which is supported by more aggressive ongoing fiscal and monetary stimuli than most international economies are willing or able to muster.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000 ®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000 ®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by Donald Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 32.72%, and Investor shares produced a total return of 32.36%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 31.16% for the same period.2

Large-cap stocks generally posted gains over the reporting period, amid supportive central bank policies and improving investor sentiment. The fund outperformed the Index for the period, largely due strong issue selection aided by positive allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.
The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits, as necessary.

Risk Assets Rally on Economic Reopening

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates and a variety of other geopolitical uncertainties began to concern investors. However, resolution in the U.S. presidential election and hopes for a COVID-19 vaccine during the month of November 2020 helped stocks resume their upward momentum. A strong risk-on rally ensued as vaccines were, indeed, announced and distributed, providing relief to areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low quality and distressed debt.

The U.S. Treasury yield curve steepened in early 2021 with rates on intermediate- and long-dated debt rising as investors anticipated economic reopening, and concerns surfaced about potential increases in inflation. Stocks continued to broadly gain through April. However, risk appetites diminished during the closing months of the period due to concerns over increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers and the spread of the Delta variant. Intrinsically riskier, small- and mid-cap stocks traded sideways from the beginning of May through the end of the period, while large-cap stocks continued to advance as the economy showed signs of transitioning to more moderate, mid-cycle growth.

Performance Benefits from Selection Plus Allocation

The fund’s relatively strong performance compared to the Index was primarily driven by strong stock selections in the communications services, information technology and industrials sectors. Within communications services, lack of exposure to the underperforming entertainment and media subsectors bolstered relative returns, along with overweight exposure to above -average performers in the internet advertising and media subsectors, including Alphabet (the parent company of Go ogle), Facebook and Comcast. In information technology, top performers included semiconductor companies Advanced Micro Devices and NVIDIA, both of which benefited from strong demand in the areas of artificial intelligence, remote work and data centers. Another leading techno logy holding, Adobe, rose on demand for its creative software from the internet advertising and e -commerce spaces. Among industrials, agricultural equipment maker Deere & Co. and industrial machinery firm Eaton both produced robust revenues, while food retailer Costco Wholesale rose on food-price inflation and market-share gains. The fund also benefited in the industrial space from lack of exposure to the underperforming food product subsector. From an allocation perspective, overweight exposure to the communications services and industrials sectors further contributed to the fund’s relative outperformance.

On the negative side, the fund’s exposure to high-quality companies in the basic materials and energy sectors detracted from relative performance due to the market’s preference for lower-quality names. Notable underperformers included integrated oil and gas company Chevron.

Positioned for Mid-Cycle Economic Growth

With the economy well on its way to fully reopening, we believe the fastest portion of the recovery is behind us. As we enter a mid-cycle phase, we expect the growth rate to ease over the coming months. At the same time, inflationary pressures are likely to moderate as supply-chain disruptions are resolved and inventories return to more normal levels. While labor markets may continue to tighten, we believe shortages should become less severe. We expect commodity prices and interest rates to stay relatively range bound. At the same time, capital markets are likely to remain broadly supportive of the economy and the equity markets.

In our opinion, the fund is well positioned to benefit from these conditions, with overweight exposure to the communications services, information technology and industrial sectors. Within those sectors, we are focusing on companies well suited to a slow-growth environment and poised to benefit from secular tailwinds. Conversely, the fund holds underweight exposure in financials, reflecting our macroeconomic view, and in utilities and health care, reflecting our opinion of sector valuations and opportunities.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing or legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 30.28%, and Investor shares produced a total return of 29.91%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 45.87% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 36.14% and 52.51%, respectively, for the same period.3,4

Small- and mid-cap stocks gained ground over the reporting period as COVID-19 vaccines were approved, and the economy continued to open up. The fund lagged the primary Index due to negative contributions from the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy — all of which are more fully described in the fund’s prospectus.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Technology and other growth stocks performed well, particularly early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better.

Returns were supported by interest rates, which remained low, while the stimulus package approved by Congress continued to bolster consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. But with the re-emergence of COVID-19, questions about whether the economic recovery would stall caused the market to pivot back to more defensive and growth-oriented stocks. Mixed economic data also weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future.

Underlying Strategies Contributed Negatively to Fund Performance

The fund’s performance relative to the Index was hampered by the returns from the underlying strategies. The primary negative contributor to performance was the growth-oriented category. The Small/Mid Cap Growth Strategy lagged the Russell 2500TM Growth Index (a secondary benchmark), and the fund’s slight overweight position in this category also detracted from results. In the value-oriented category, the underlying strategy lagged the Russell 2500TM Value Index (a secondary benchmark), producing a drag on overall fund performance. Underperformance in the underlying strategy in the core category also detracted.

The primary, positive contributor to performance was the fund’s overweight to the value-oriented category, which outperformed the Index. This allocation decision partially offset negative contribution from the underlying strategy.

Well Positioned for Further Economic Growth

We think the fund is well positioned in the current environment of broadening economic growth and constrained inflation. We believe diversification across asset classes will continue to be additive to fund performance while providing a degree of insulation from high levels of volatility in any individual asset class. Diversification across asset classes also positions the fund to take advantage of broadening market participation as more asset classes begin to participate in the bull market. We expect U.S. stocks to reflect the relatively strong growth of the U.S.

economy, which is supported by more aggressive, ongoing fiscal and monetary stimuli than most international economies are willing or able to muster.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund's short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by James A. Lydotes, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon International Fund’s Class M shares produced a total return of 23.04%, and Investor shares produced a total return of 22.66%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 26.12% for the same period.2

International equity markets largely posted gains as government-mandated lockdowns were lifted, COVID-19 vaccines were approved, and the economy continued to recover. The fund lagged the Index primarily due to weakness in the UK, the Netherlands and Sweden.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies, organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the global economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Growth-oriented stocks performed well early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. This rotation continued through March 2021.

Returns were supported by interest rates, which remained low, as well as fiscal stimulus, which bolstered consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending and other additional stimulus into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. In some emerging markets, central banks raised rates to combat rising prices, but generally central banks have been tolerant of pricing pressures.

With the emergence of the delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to pivot somewhat to more defensive and growth-oriented stocks. Nevertheless, markets were supported by strong corporate earnings worldwide, but especially in the U.S.

Mixed economic data weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future. Nevertheless, the slowing of the recovery may benefit stocks worldwide as it may extend the recovery.

While valuations were low early in the period, they have largely recovered, helped in part by stronger corporate earnings. Earnings have been more favorable for cyclical companies hurt by the pandemic, but results from growth stocks have been favorable as well.

Positions in the UK, Sweden and the Netherlands Hinder Performance

From a country perspective, holdings in the UK, Sweden and the Netherlands were the primary detractors. In the UK, the fund had an overweight position in defensive sectors, such as consumer staples, which underperformed. In addition, the fund’s overweight position in the consumer discretionary sector detracted. In Sweden, the fund had an overweight position in consumer staples, which lagged, though individual stock selection was strong. In the Netherlands, the fund did not have exposure to the information technology sector, which performed well. For example, shares of ASML, a semiconductor capital equipment company, rose 123%.

On the other hand, Germany, Australia and Switzerland were the primary positive contributors. The fund was underweight to Germany, but shares of Deutsche Post, a logistics company, rose 57%. In addition, the fund’s position in HeidelbergCement rose 39% on the reopening of the economy. In Australia, Fortescue Metals Group, an iron producer, and Aristocrat Leisure, a gaming company, were the primary drivers. In Switzerland, the fund did not have any exposure to the consumer staples sector, which added to relative returns. The fund also owned shares of STMicroelectronics, which rose 48%.

From a sector perspective, the utilities and health care sectors were the primary detractors. In the utilities sector, AGL Energy declined 54% in part due to competition in the renewables business. In addition, shares of Enagas, a Spanish company, and Enel, an Italian company, lagged the sector. In the health care sector, an overweight position in France hurt performance, as did a position in Ono Pharmaceutical, a Japanese drug company.

On a more positive note, the materials and energy sectors were the primary positive contributors. In the materials sector, shares of Fortescue Metals Group drove performance, and in the energy sector, shares of OMV, an Austrian company, and Royal Dutch Shell were the leading contributors.

Valuations Still Attractive

The fund altered certain sector positions during the period, moving from an overweight position in the consumer staples sector to an underweight. In addition, the fund shifted from an underweight position in real estate to an overweight.

The economic recovery in non-U.S. markets is lagging that of developed markets since the response to COVID-19 has been slower. But valuations remain attractive relative to developed markets. We believe than any delay in reopening these economies due to COVID-19 is likely to extend the recovery.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by Julianne D. McHugh, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 26.19%, and Investor shares produced a total return of 25.97%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 21.12% for the same period.2

Stocks in emerging markets gained ground as government-mandated lockdowns were lifted, COVID-19 vaccines were approved and the global economy continued to recover. The fund outperformed the Index, mainly due to positions in Taiwan and in the consumer discretionary and industrial sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Rise Despite Concerns about Economic Recovery

During the reporting period, the global economy continued to show signs of recovery as government-mandated lockdowns were eased, and COVID-19 vaccines were approved. Growth-oriented stocks performed well early in the period, but with the approval of multiple COVID-19 vaccines late in November 2020, performance in the market broadened, and more cyclically oriented stocks began to perform better. This rotation continued through March 2021.

Returns were supported by interest rates, which remained low, as well as fiscal stimulus, which bolstered consumers, small businesses and the economy generally. Investors also began to factor the likelihood of infrastructure spending and other additional stimulus into their calculations.

Early in 2021, concerns about inflation arose, and interest rates began to rise. This took a toll on more growth-oriented stocks whose valuations had soared. In some emerging markets, central banks raised rates to combat rising prices, but generally central banks have been tolerant of pricing pressures.

With the emergence of the Delta variant of COVID-19 midway through 2021, questions about whether the economic recovery would stall caused the market to pivot somewhat to more defensive and growth-oriented stocks. Nevertheless, markets were supported by strong corporate earnings worldwide but especially in the U.S.

Mixed economic data weighed on markets later in the period, as did signals from the Federal Reserve, which suggested that policies might not be as supportive in the future. Nevertheless, the slowing of the recovery may benefit stocks worldwide as it may extend the recovery.

While valuations were low early in the period, they have largely recovered, helped in part by stronger corporate earnings. Earnings have been more favorable for cyclical companies hurt by the pandemic but results from growth stocks have been favorable as well.

Certain Selections and Allocations Helped Performance

The fund’s performance relative to the Index was driven primarily by the performance of the Taiwanese market. The fund had an overweight position in this market, which rose 53%. Stocks in the consumer discretionary and industrial sectors were particularly beneficial. In the consumer discretionary sector, shares of Momo, an e-commerce company, rose 225% during the period on stronger revenues and margins. In the industrial sector, Evergreen Marine, a shipping and logistics company, rose 743% on strong supply/demand forces and improved pricing. Holdings in South Korea and South Africa were also beneficial. The fund had a modest overweight to financial stocks in South Korea, which was advantageous. In addition, shares of Korea Investment Holdings and Hana Financial Group were particularly additive. In South Africa, holdings in the metals and mining industry contributed positively, especially Impala Platinum Holdings and Sibanye Stillwater, a gold producer.

On the other hand, positions in Brazil, Mexico and China were particularly detrimental to returns. In Brazil, the fund did not have exposure to the materials sector, which performed strongly. In addition, the fund’s position in Minerva, a meat producer, fell 25% due to rising costs and a ban on exports to China. In Mexico, the fund was hindered by a lack of exposure to the materials sector, which performed well, and shares of Gruma, a multinational maker of tortillas, which were flat. In China, the fund had an overweight position, and the market declined by 5%, largely due to regulatory crackdowns. Shares of Ping An Insurance Group Company of China, also detracted. In addition, Tencent Holdings, a Chinese gaming, e-commerce and payments company, declined 9%.

On a sector basis, the consumer discretionary and industrial sectors were the primary positive contributors. In the consumer discretionary sector, the main drivers were Momo, the South Korean company, and Bosideng International Holdings, a Chinese apparel maker, which rose 193%. In the industrial sector, Evergreen Marine led the way along with Cosco Shipping Holdings, a Chinese shipping company.

On a less positive note, the communication services and consumer staples sectors were the primary detractors. Here, Tencent Holdings and Minerva were the primary detractors, respectively.

Valuations Still Attractive versus Developed Markets

The fund engaged in some repositioning during the reporting period, shifting from an overweight position in the consumer staples sector to an underweight. In addition, the fund moved from an underweight position in the industrials sector to an overweight.

The economic recovery in emerging market equities is lagging that of developed markets since the response to COVID-19 has been slower, but valuations remain attractive relative to developed markets. We believe than any delay in reopening these economies due to COVID-19 is likely to extend the recovery. Some inflation pressures have become evident in emerging markets, and central banks in certain markets have taken action on interest rates. In China, the regulatory uncertainty is likely to continue, but historically the country has been pragmatic and has been reluctant to let such crackdowns disturb financial markets too much.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by Peter D. Goslin, CFA, Tao Wang and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 27.02%, and Investor shares produced a total return of 26.62%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 24.87% for the same period.2

International equity markets generally rose over the reporting period, supported by accommodative central bank policies and improving investor sentiment. The fund outperformed the Index for the period, due to successful security selection across several sectors and a tilt towards value and high dividend-paying stocks, which offered strong performance during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary, quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked, dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Markets Favor Dividends and Value

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates and a variety of other geopolitical uncertainties began to concern investors. However, resolution in the U.S. presidential election and promising progress toward a COVID-19 vaccine during the month of November 2020 helped stocks resume their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally, which continued into the new year. Equity strength began to rotate out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). As a result, international stocks generally traded sideways during the second half of the reporting period. The spread of the Delta variant of the COVID-19 virus introduced more uncertainty into investors’ calculations during the last two months of the period, causing a modest dip in equity performance. Nevertheless, stocks of both developed and emerging markets posted generally strong gains for the 12 months overall, with investors rewarding quality, yield and value over top-line growth and momentum. High-dividend-paying stocks outperformed low-dividend payers by a significant margin, particularly in emerging markets.

Dividend Strategy Benefits from the Market’s Tilt Toward Yield

An emphasis on high-yielding, dividend-paying equities, along with a tilt toward value over growth provided a strong source of outperformance for the fund. Good stock selection in the materials and utilities sectors provided particularly strong gains, as did stocks from Taiwan and Russia. Top performers included Russian steel company Severstal, Taiwan-based technology company Globalwafers and Hong Kong-based materials company Zijin Mining Group. However, it is important to note that the fund’s robust gains were driven primarily by the positioning of its broadly diversified portfolio rather than the performance of a few individual holdings.

On the negative side, stock selection in the health care and industrials sectors undermined relative returns, as did holdings of companies based in South Korea and India. Notably significant detractors included Japanese health care company Takeda Pharmaceutical and Hong Kong-based real estate firm Guangzhou R&F Properties.

Remaining Close to the Index with a Tilt Toward Yields

As a result of our disciplined investment process, the fund ended the period modestly overweight to financials, utilities and technology. The portfolio was modestly underweight to the consumer discretionary, industrials and health care sectors. We continue to own a broad set of securities that we believe display an attractive dividend yield. The fund is risk controlled from a perspective of sector, market capitalization and country exposure relative to the benchmark. We believe the fund is well positioned to benefit as investors seek increasing yield in the equity space amid historically low interest rates and modest fixed-income dividend yields.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCEMAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2020 through August 31, 2021, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 23.59%, and Investor shares produced a total return of 23.29%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 18.55% for the same period.2

Stocks generally produced strongly positive returns during the period amid an environment of supportive central bank policies and improving investor sentiment. Bonds produced mixed results in a rising rate environment, with total returns largely dependent on maturity profile, spread sector and credit rating. The portfolio outperformed the Index, driven largely by overweight exposure to equities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Investment Adviser, Inc. Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment-Grade Bonds, High-Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Risk Assets Rally on Economic Reopening

After a strong summer rally, volatility crept back into equity markets in September 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restrictions among residents to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, the swift development and deployment of effective COVID-19 vaccines starting in December 2020 allowed global economies to begin broadly reopening in 2021, helping stocks regain their upward momentum.

The new year saw a strong rotation out of stocks best positioned to benefit in the COVID-19 economy, including shares of some fast-growing technology firms. Investors began to support pandemic-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. Small- and mid-cap stocks outperformed their large-cap counterparts, while U.S. stocks generally continued to outperform international equities. As the stock rally continued and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite this concern and uncertainties related to the spread of the more contagious Delta variant of the COVID-19 virus in the final months of the period, most stock sectors continued to climb through August 2021.

Bonds produced mixed results during the period, generally underperforming stocks by a wide margin. Corporate bonds, buoyed by widespread economic reopenings, generally outperformed government and agency issues. While long-dated Treasury bonds underperformed the broader market, prices of lower credit-rated securities continued to gain as global economic activity improved, U.S. and European central banks remained accommodative and default rates declined further. The trend peaked in late March, with long-term Treasury yields declining moderately before bottoming out in early August. However, yields in the front end of the curve continued to rise gradually as the curve flattened.

Equity Exposure Drives Outperformance

The fund’s exposure to a diverse range of market capitalizations and asset classes significantly bolstered relative performance during the period. The fund’s benchmark contains U.S. large-cap equities for its equity portion, while the fund includes a broader range of market capitalization sizes. U.S. large-cap equity stocks generally underperformed U.S. small- and mid-cap equities. The fund also held overweight exposure to U.S. versus international equities, which was further accretive to performance. On the fixed-income side, direct bond holdings delivered strong relative performance, as did the fund’s modest exposure to high-yield debt.

From a manager selection standpoint, performance was mixed, with some funds outperforming their respective benchmarks while others lagged. Leading contributors to relative performance included BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Income Stock Fund and BNY Mellon Corporate Bond Fund. Detractors included BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Select Managers Small Cap Growth Fund.

Well Positioned for Further Economic Growth

We think the fund is well positioned in the current environment of broadening economic growth and constrained inflation. We believe diversification across asset classes will continue to be additive to fund performance while providing a degree of insulation from high levels of volatility in any individual asset class. Diversification across asset classes also positions the fund to take advantage of broadening market participation as more asset classes begin to participate in the bull market. At a time when many corporations are reporting unexpectedly strong earnings, the fund holds overweight exposure to equities. Our emphasis on U.S. stocks reflects the relatively strong growth of the U.S. economy, which is supported by more aggressive ongoing fiscal and monetary stimuli than most international economies are willing or able to muster. At the same time, the fund’s fixed-income component provides an addition buffer against volatility while enhancing total return potential through exposure to high-yield debt.

September 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The underlying funds’ underlying strategies may use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	32.91%	17.99%	15.12%
Investor shares	32.59%	17.69%	14.99%
S&P 500® Index	31.16%	18.01%	16.33%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)††
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) Dow Jones U.S. Select Dividend™ Index†
Dollars
38,400
31,150
23,900
16,650
9,400
$34,648 (a)
$34,586 (e)
$34,250 (f)
$33,787 (b)
$32,770 (d)
$32,207 (c)
11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund with a hypothetical investment of $10,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares and Class I shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares and Class I shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Income Stock Fund with a hypothetical investment of $1,000,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares for the period prior to 5/31/16 (the inception date for Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Income Stock Fund on 8/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	44.06%	11.72%	13.23%
Investor shares	7/11/01	43.91%	11.45%	12.95%
Class A shares
with maximum sales charge (5.75%)	5/31/16	35.43%	10.11%	12.41%††
without sales charge	5/31/16	43.74%	11.42%	13.07%††
Class C shares
with applicable redemption charge†	5/31/16	41.59%	10.54%	12.60%††
without redemption	5/31/16	42.59%	10.54%	12.60%††
Class I shares	5/31/16	43.96%	11.68%	13.21%††
Class Y shares	5/31/16	44.11%	11.70%	13.22%††
Dow Jones U.S. Select Dividend TM Index		46.52%	10.95%	13.10%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares, Class C shares, Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares, Class I shares and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares, Class I shares and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 made in the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	38.15%	16.19%	13.97%
Investor shares	37.83%	15.92%	13.70%
Russell Midcap® Index	41.24%	15.40%	14.84%
Russell Midcap® Value Index	44.50%	11.52%	13.26%
Russell Midcap® Growth Index	35.17%	20.44%	16.88%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/11 to a hypothetical investment of $10,000 made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	36.05%	16.08%	13.88%
Investor shares	35.68%	15.80%	13.59%
Russell 2000® Index	47.08%	14.38%	13.62%
Russell 2000® Value Index	59.49%	11.66%	12.14%
Russell 2000® Growth Index	35.61%	16.58%	14.78%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/11 to a hypothetical investment of $10,000 made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	32.72%	20.40%	16.11%
Investor shares	32.36%	20.09%	15.80%
S&P 500® Index	31.16%	18.01%	16.33%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the Russell 2500™ Index, Russell 2500™ Value Index and Russell 2500™ Growth Index

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	30.28%	16.06%	12.24%
Investor shares	29.91%	15.75%	11.94%
Russell 2500™ Index	45.87%	15.10%	14.32%
Russell 2500™ Value Index	52.51%	11.23%	12.38%
Russell 2500™ Growth Index	36.14%	19.20%	16.31%
† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 8/31/11 to a hypothetical investment of $10,000 made in each of the Russell 2500™ Index, the Russell 2500™ Value Index and the Russell 2500™ Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

21,000
18,150
15,300
12,450
9,600
Dollars
BNY Mellon International Fund (Class M shares)
BNY Mellon International Fund (Investor shares)
MSCI EAFE Index†
$20,298
$19,287
$18,817
11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	23.04%	8.75%	6.79%
Investor shares	22.66%	8.50%	6.53%
MSCI EAFE Index	26.12%	9.72%	7.34%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
$16,060
$15,265
$14,876
16,000
14,000
12,000
10,000
8,000
Dollars
11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	26.19%	10.62%	4.32%
Investor shares	25.97%	10.34%	4.05%
MSCI Emerging Markets Index	21.12%	10.40%	4.85%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

BNY Mellon International Equity Income Fund (Class M shares)
BNY Mellon International Equity Income Fund (Investor shares)
MSCI ACWI ex USA Index†
$20,262
$15,914
$15,435
21,000
18,250
15,500
12,750
10,000
Dollars
12/15/11
12
13
14
15
16
17
18
19
20
21
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Equity Income Fund with a hypothetical investment of $10,000 in the MSCI ACWI ex USA Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Year	From Inception
Class M shares	12/15/11	27.02%	6.26%	4.90%
Investor shares	12/15/11	26.62%	5.87%	4.57%
MSCI ACWI ex-USA Index	11/30/11	24.87%	9.92%	7.51%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund with a hypothetical investment of $10,000 in the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	23.59%	11.64%	9.09%
Investor shares	23.29%	11.37%	8.83%
Morningstar Moderate Target Risk Index	18.55%	10.09%	8.68%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$2.96	$4.33	–	–	–	–
Ending value (after expenses)	$1,175.90	1,174.40	–	–	–	–
Annualized expense ratio (%)	.54	.79	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.44	$5.79	$6.22	$10.25	$4.76	$4.44
Ending value (after expenses)	$1,147.60	$1,146.10	$1,145.60	$1,141.10	$1,147.30	$1,147.80
Annualized expense ratio (%)	.82	1.07	1.15	1.90	.88	.82
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.82	$6.15	–	–	–	–
Ending value (after expenses)	$1,124.80	$1,123.20	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.10	$6.36	–	–	–	–
Ending value (after expenses)	$1,003.90	$1,002.10	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.81	$6.20	–	–	–	–
Ending value (after expenses)	$1,217.20	$1,215.30	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

Expenses and Value of a $1,000 Investment (continued)
Assume actual returns for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.17	$6.45
Ending value (after expenses)	$1,032.30	$1,030.80
Annualized expense ratio (%)	1.01	1.26
BNY Mellon International Fund
Expenses paid per $1,000†	$5.37	$6.67
Ending value (after expenses)	$1,086.90	$1,085.20
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.13	$8.41
Ending value (after expenses)	$1,035.90	$1,034.20
Annualized expense ratio (%)	1.39	1.64
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.26	$7.56
Ending value (after expenses)	$1,085.50	$1,083.20
Annualized expense ratio (%)	1.19	1.44
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.70	$3.03
Ending value (after expenses)	$1,108.90	$1,108.00
Annualized expense ratio (%)	.32	.57

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$2.75	$4.02	–	–	–	–
Ending value (after expenses)	$1,022.48	$1.021.22	–	–	–	–
Annualized expense ratio (%)	.54	.79	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.18	$5.45	$5.85	$9.65	$4.48	$4.18
Ending value (after expenses)	$1,021.07	$1,019.81	$1,019.41	$1,015.63	$1,020.77	$1,021.07
Annualized expense ratio (%)	.82	1.07	1.15	1.90	.88	.82
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.58	$5.85	–	–	–	–
Ending value (after expenses)	$1,020.67	$1,019.41	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.14	$6.41	–	–	–	–
Ending value (after expenses)	$1,020.11	$1,018.85	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.38	$5.65	–	–	–	–
Ending value (after expenses)	$1,020.87	$1,019.61	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

Expenses and Value of a $1,000 Investment (continued)
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.14	$6.41
Ending value (after expenses)	$1,020.11	$1,018.85
Annualized expense ratio (%)	1.01	1.26
BNY Mellon International Fund
Expenses paid per $1,000†	$5.19	$6.46
Ending value (after expenses)	$1,020.06	$1,018.80
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.07	$8.34
Ending value (after expenses)	$1,018.20	$1,016.94
Annualized expense ratio (%)	1.39	1.64
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.06	$7.32
Ending value (after expenses)	$1,019.21	$1,017.95
Annualized expense ratio (%)	1.19	1.44
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.63	$2.91
Ending value (after expenses)	$1,023.59	$1,022.33
Annualized expense ratio (%)	.32	.57

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2021

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 51.8%
Automobiles & Components - .9%
Aptiv	835	[a]	127,079
Ford Motor	13,510	[a]	176,035
General Motors	39,105	[a]	1,916,536
Harley-Davidson	2,434		96,216
Tesla	3,237	[a]	2,381,526
		4,697,392
Banks - 1.9%
Bank of America	31,944		1,333,662
Citigroup	6,550		471,010
Citizens Financial Group	4,320		189,173
Comerica	3,780		279,380
Fifth Third Bancorp	3,234		125,673
Huntington Bancshares	19,330		300,195
JPMorgan Chase & Co.	13,087		2,093,266
KeyCorp	2,680		54,458
M&T Bank	630		88,206
People's United Financial	8,605		141,380
Regions Financial	6,175		126,155
The PNC Financial Services Group	2,968		567,185
Truist Financial	44,282		2,526,731
U.S. Bancorp	5,082		291,656
Wells Fargo & Co.	11,492		525,184
Zions Bancorp	2,665		154,304
		9,267,618
Capital Goods - 3.5%
3M	3,389		659,974
Allegion	2,512		361,703
Carrier Global	2,681		154,426
Caterpillar	1,992		420,053
Deere & Co.	7,516		2,841,273
Dover	3,314		577,829
Eaton	17,345		2,920,204
Emerson Electric	663		69,947
Fastenal	9,250		516,612
Fortive	2,056		151,877
Generac Holdings	230	[a]	100,505
General Dynamics	741		148,430
General Electric	3,785		398,977
Hexcel	2,725	[a,b]	154,535
Honeywell International	11,206		2,598,783
Illinois Tool Works	2,190		509,963
Ingersoll Rand	4,553	[a]	241,400
Johnson Controls International	1,056		78,989
Lockheed Martin	1,377		495,445
Northrop Grumman	1,146		421,384
Otis Worldwide	1,090		100,520
Parker-Hannifin	612		181,562
Raytheon Technologies	7,567		641,379
Roper Technologies	302		145,951
Stanley Black & Decker	653		126,205
The Boeing Company	2,419	[a]	530,970
The Toro Company	4,140		455,152
Trane Technologies	3,049		605,226
TransDigm Group	241	[a]	146,400
United Rentals	875	[a]	308,569

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Capital Goods - 3.5% (continued)
W.W. Grainger	220		95,414
Xylem	2,698		367,764
		17,527,421
Commercial & Professional Services - .2%
Cintas	285		112,794
Equifax	321		87,395
IHS Markit	1,655		199,593
Robert Half International	2,005		207,317
Waste Management	2,644		410,111
		1,017,210
Consumer Durables & Apparel - .8%
Garmin	722		125,938
Leggett & Platt	1,485		71,859
Lennar, Cl. A	2,735		293,493
Newell Brands	2,975		75,595
NIKE, Cl. B	20,583		3,390,843
PVH	789	[a]	82,679
VF	1,000		76,470
Whirlpool	409		90,606
		4,207,483
Consumer Services - 1.1%
Booking Holdings	251	[a]	577,217
Chipotle Mexican Grill	70	[a]	133,233
Darden Restaurants	937		141,159
Domino's Pizza	148		76,500
Expedia Group	473	[a]	68,349
Marriott International, Cl. A	608	[a]	82,165
McDonald's	4,910		1,165,929
MGM Resorts International	2,875		122,533
Norwegian Cruise Line Holdings	2,835	[a,b]	73,256
Royal Caribbean Cruises	20,941	[a]	1,732,449
Starbucks	6,808		799,872
Wynn Resorts	863	[a]	87,758
Yum! Brands	2,491		326,396
		5,386,816
Diversified Financials - 2.1%
American Express	1,959		325,116
Ameriprise Financial	1,484		404,998
Berkshire Hathaway, Cl. B	8,348	[a]	2,385,608
BlackRock	406		382,976
Capital One Financial	1,193		198,002
CME Group	8,896		1,794,501
Discover Financial Services	1,942		249,003
Intercontinental Exchange	6,851		818,900
Invesco	8,925		225,981
Moody's	1,285		489,289
Morgan Stanley	6,300		657,909
MSCI	198		125,647
S&P Global	1,852		821,955
State Street	3,249		301,865
Synchrony Financial	5,495		273,376
The Charles Schwab	8,051		586,515
The Goldman Sachs Group	1,060		438,321
		10,479,962

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Energy - 1.2%
Baker Hughes	4,295		97,840
Chevron	25,716		2,488,537
ConocoPhillips	6,692		371,607
Devon Energy	6,835		201,974
Diamondback Energy	1,045		80,611
DT Midstream	330		15,335
EOG Resources	2,751		185,748
Exxon Mobil	11,854		646,280
Halliburton	11,100		221,778
Hess	1,575		108,281
Kinder Morgan	6,985		113,646
Marathon Oil	8,470		99,523
Marathon Petroleum	3,531		209,282
Occidental Petroleum	4,040		103,788
ONEOK	1,985		104,252
Phillips 66	2,308		164,076
Pioneer Natural Resources	823		123,178
Schlumberger	6,200		173,848
The Williams Companies	9,679		238,975
Valero Energy	3,548		235,268
		5,983,827
Food & Staples Retailing - 1.0%
Costco Wholesale	8,123		3,699,945
Sysco	1,650		131,423
The Kroger Company	6,927		318,850
Walgreens Boots Alliance	2,047		103,885
Walmart	4,499		666,302
		4,920,405
Food, Beverage & Tobacco - 1.3%
Altria Group	9,164		460,308
Archer-Daniels-Midland	4,910		294,600
Conagra Brands	1,660		54,979
Constellation Brands, Cl. A	1,330		280,816
McCormick & Co.	3,618		312,197
Mondelez International, Cl. A	12,005		745,150
Monster Beverage	2,265	[a]	220,996
PepsiCo	6,684		1,045,311
Philip Morris International	3,754		386,662
The Coca-Cola Company	42,945		2,418,233
The Hershey Company	281		49,934
The Kraft Heinz Company	1,321		47,543
Tyson Foods, Cl. A	1,390		109,143
		6,425,872
Health Care Equipment & Services - 3.9%
Abbott Laboratories	5,809		734,083
ABIOMED	303	[a]	110,280
Align Technology	259	[a]	183,631
AmerisourceBergen	1,368		167,183
Anthem	1,524		571,698
Baxter International	1,555		118,522
Becton Dickinson & Co.	1,855		466,904
Boston Scientific	52,904	[a]	2,388,616
Cardinal Health	1,145		60,101
Centene	1,715	[a]	108,011

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Health Care Equipment & Services - 3.9% (continued)
Cerner	1,125		85,894
Cigna	2,215		468,805
CVS Health	4,045		349,448
Danaher	11,387		3,691,210
DexCom	298	[a]	157,767
Edwards Lifesciences	4,099	[a]	480,321
HCA Healthcare	533		134,838
Henry Schein	4,631	[a]	350,057
Humana	1,030		417,583
IDEXX Laboratories	258	[a]	173,830
Intuitive Surgical	1,433	[a]	1,509,751
Medtronic	6,993		933,426
Quest Diagnostics	500		76,415
ResMed	2,042		593,262
Steris	654		140,617
Stryker	2,423		671,413
UnitedHealth Group	10,231		4,258,858
West Pharmaceutical Services	371		167,551
Zimmer Biomet Holdings	709		106,669
		19,676,744
Household & Personal Products - .7%
Colgate-Palmolive	8,263		644,101
Kimberly-Clark	1,327		182,874
The Clorox Company	2,023		339,965
The Estee Lauder Companies, Cl. A	3,035		1,033,387
The Procter & Gamble Company	10,201		1,452,520
		3,652,847
Insurance - 1.4%
American International Group	65,090		3,551,310
Aon, Cl. A	2,074		594,948
Chubb	739		135,917
Cincinnati Financial	1,410		173,994
Lincoln National	2,076		142,517
Marsh & McLennan	4,296		675,331
MetLife	2,067		128,154
Principal Financial Group	1,760		117,586
Prudential Financial	671		71,045
The Allstate	3,415		461,981
The Hartford Financial Services Group	4,565		306,859
The Progressive	720		69,365
The Travelers Companies	2,111		337,148
Unum Group	3,265		86,914
		6,853,069
Materials - 1.3%
Air Products & Chemicals	7,609		2,050,702
Albemarle	500		118,370
Amcor	16,260		208,941
CF Industries Holdings	1,385		62,907
Corteva	4,294		188,807
Dow	4,754		299,027
DuPont de Nemours	1,824		135,012
Ecolab	1,795		404,521
FMC	3,375		316,001

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Materials - 1.3% (continued)
Freeport-McMoRan	11,795		429,220
International Paper	2,939		176,605
Linde	2,902		912,940
LyondellBasell Industries, Cl. A	975		97,841
Newmont	4,165		241,528
PPG Industries	2,407		384,037
The Mosaic Company	2,020		65,004
The Sherwin-Williams Company	690		209,532
Vulcan Materials	1,952		362,935
		6,663,930
Media & Entertainment - 5.7%
Activision Blizzard	2,755		226,929
Alphabet, Cl. A	2,486	[a]	7,194,360
Alphabet, Cl. C	1,634	[a]	4,753,698
Charter Communications, Cl. A	446	[a,b]	364,230
Comcast, Cl. A	58,230		3,533,396
Discovery, Cl. C	2,710	[a]	74,769
Electronic Arts	1,027		149,131
Facebook, Cl. A	21,284	[a]	8,074,724
Netflix	2,254	[a]	1,282,954
News Corporation, Cl. A	2,900		65,163
Take-Two Interactive Software	1,620	[a]	261,176
The Walt Disney Company	10,667	[a]	1,933,927
Twitter	3,045	[a]	196,403
ViacomCBS, Cl. B	3,374		139,852
		28,250,712
Pharmaceuticals Biotechnology & Life Sciences - 3.1%
AbbVie	28,483		3,440,177
Agilent Technologies	980		171,960
Amgen	3,046		686,964
AstraZeneca, ADR	1,652		96,279
Biogen	928	[a]	314,508
Bio-Rad Laboratories, Cl. A	137	[a]	110,260
Bristol-Myers Squibb	8,743		584,557
Catalent	775	[a]	101,091
Charles River Laboratories International	240	[a]	106,526
Eli Lilly & Co.	6,584		1,700,581
Gilead Sciences	8,381		609,969
Illumina	525	[a]	240,009
Johnson & Johnson	13,748		2,380,191
Merck & Co.	11,176		852,617
Mettler-Toledo International	248	[a]	385,102
Organon & Co.	1,631		55,275
PerkinElmer	715		132,132
Pfizer	26,278		1,210,627
Regeneron Pharmaceuticals	368	[a]	247,811
Thermo Fisher Scientific	2,463		1,366,842
Viatris	6,350		92,901
Waters	1,162	[a]	481,091
Zoetis	1,098		224,607
		15,592,077
Real Estate - 1.3%
Alexandria Real Estate Equities	459	[c]	94,724

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 51.8% (continued)
Real Estate - 1.3% (continued)
American Tower	8,960	[c]	2,617,843
Apartment Income REIT	1,506	[c]	76,535
AvalonBay Communities	1,018	[c]	233,712
Crown Castle International	2,870	[c]	558,760
Digital Realty Trust	1,015	[c]	166,369
Equinix	373	[c]	314,607
Essex Property Trust	259	[c]	85,662
Extra Space Storage	566	[c]	105,791
Federal Realty Investment Trust	1,002	[c]	122,014
Healthpeak Properties	5,050	[c]	181,800
Host Hotels & Resorts	5,845	[a,c]	96,793
Iron Mountain	3,710	[c]	177,153
Kimco Realty	8,550	[c]	186,305
Mid-America Apartment Communities	589	[c]	113,306
Prologis	1,736	[c]	233,770
Realty Income	1,780	[b,c]	128,552
Regency Centers	1,750	[c]	120,085
Simon Property Group	1,020	[c]	137,139
SL Green Realty	1,839	[b,c]	128,877
Ventas	1,810	[c]	101,251
Vornado Realty Trust	1,780	[c]	74,546
Welltower	1,790	[c]	156,679
Weyerhaeuser	5,745	[c]	206,820
		6,419,093
Retailing - 3.3%
Amazon.com	2,901	[a]	10,068,762
Bath & Body Works	1,965		132,598
Dollar General	1,445		322,105
Dollar Tree	1,734	[a]	156,996
eBay	2,742		210,421
Etsy	608	[a,b]	131,486
Genuine Parts	414		50,587
Kohl's	1,435		82,369
Lowe's	4,196		855,522
O'Reilly Automotive	1,408	[a]	836,465
Ross Stores	2,308		273,267
Target	1,552		383,313
The Home Depot	5,332		1,739,192
The TJX Companies	13,564		986,374
Victoria's Secret & Co.	655	[a]	43,427
		16,272,884
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices	26,360	[a]	2,918,579
Analog Devices	1,503		244,914
Applied Materials	5,935		801,997
Broadcom	1,590		790,564
Enphase Energy	560	[a]	97,289
Intel	18,417		995,623
KLA	318		108,107
Lam Research	4,792		2,898,297
Micron Technology	6,870		506,319
NVIDIA	24,652		5,518,350
Qualcomm	3,107		455,766

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.8% (continued)
Semiconductors & Semiconductor Equipment - 3.4% (continued)
Texas Instruments		8,150		1,555,916
Xilinx		1,834		285,352
			17,177,073
Software & Services - 8.1%
Accenture, Cl. A		3,595		1,209,933
Adobe		8,429	[a]	5,594,327
Alliance Data Systems		882		86,533
Ansys		735	[a]	268,540
Autodesk		1,824	[a]	565,604
Automatic Data Processing		5,167		1,080,110
Cadence Design Systems		754	[a]	123,264
Cognizant Technology Solutions, Cl. A		4,317		329,430
Fidelity National Information Services		731		93,400
Fiserv		4,731	[a]	557,264
Fortinet		1,559	[a]	491,303
International Business Machines		1,691		237,315
Intuit		737		417,223
Jack Henry & Associates		2,115		373,044
Manhattan Associates		2,885	[a]	470,226
Mastercard, Cl. A		5,884		2,037,217
Microsoft		52,919		15,975,188
Oracle		9,500		846,735
Paychex		8,699		995,775
Paycom Software		249	[a]	121,736
PayPal Holdings		4,521	[a]	1,305,032
salesforce.com		4,737	[a]	1,256,584
ServiceNow		727	[a]	467,926
Square, Cl. A		5,200	[a,b]	1,393,964
Tyler Technologies		205	[a]	99,569
Visa, Cl. A		17,665	[b]	4,047,051
			40,444,293
Technology Hardware & Equipment - 3.7%
Amphenol, Cl. A		16,456		1,261,023
Apple		88,638		13,457,908
Cisco Systems		27,302		1,611,364
Cognex		4,415		391,257
Corning		9,840		393,502
F5 Networks		254	[a]	51,707
Hewlett Packard Enterprise		20,128		311,179
HP		3,338		99,272
IPG Photonics		1,820	[a]	310,638
Motorola Solutions		768		187,561
TE Connectivity		3,150		473,193
Teledyne Technologies		262	[a]	121,406
			18,670,010
Telecommunication Services - .4%
AT&T		19,888		545,329
Lumen Technologies		8,303	[b]	102,127
T-Mobile US		2,311	[a]	316,653
Verizon Communications		16,015		880,825
			1,844,934

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 51.8% (continued)
Transportation - .7%
Alaska Air Group		3,500	[a]	200,690
CSX		21,099		686,350
Expeditors International of Washington		3,040		378,906
FedEx		908		241,247
Norfolk Southern		757		191,930
Southwest Airlines		6,835	[a]	340,246
Union Pacific		4,002		867,794
United Parcel Service, Cl. B		2,283		446,623
			3,353,786
Utilities - .8%
American Electric Power		1,420		127,189
CMS Energy		7,021		450,257
DTE Energy		660		79,424
Duke Energy		1,027		107,486
Eversource Energy		2,320		210,494
Exelon		2,495		122,305
FirstEnergy		2,950		114,667
NextEra Energy		9,486		796,729
NiSource		10,190		251,184
NRG Energy		5,820		265,799
Pinnacle West Capital		1,425		109,583
Sempra Energy		2,855		377,888
The AES		9,690		231,300
Xcel Energy		7,485		514,594
			3,758,899
Total Common Stocks (cost $83,680,198)			258,544,357
	1-Day Yield (%)
Investment Companies - 48.2%
Registered Investment Companies - 48.2%
BNY Mellon Dynamic Value Fund, Cl. Y		1,697,832	[d]	81,580,823
BNY Mellon Income Stock Fund, Cl. M		4,948,690	[d]	51,268,427
BNY Mellon Research Growth Fund, Cl. Y		4,574,273	[d]	103,515,800
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.06	4,067,746	[d]	4,067,746
Total Investment Companies (cost $173,143,056)			240,432,796

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $72,956)	0.02	72,956	[d] 72,956
Total Investments (cost $256,896,210)		100.0%	499,050,109
Liabilities, Less Cash and Receivables		(.0%)	(99,737)
Net Assets		100.0%	498,950,372

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $6,457,989 and the value of the collateral was $6,642,527, consisting of cash collateral of $72,956 and U.S. Government & Agency securities valued at $6,569,571.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	48.2
Information Technology	15.3
Health Care	7.1
Consumer Discretionary	6.1
Communication Services	6.0
Financials	5.3
Industrials	4.4
Consumer Staples	3.0
Materials	1.3
Real Estate	1.3
Energy	1.2
Utilities	.8
100.0

† Based on net assets.

See notes to financial statements.

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 95.0%
Automobiles & Components - .7%
General Motors		80,277	[a] 3,934,376
Banks - 12.1%
Bank of America		416,367	17,383,322
JPMorgan Chase & Co.		120,345	19,249,183
U.S. Bancorp		412,771	23,688,928
Wells Fargo & Co.		222,651	10,175,151
			70,496,584
Capital Goods - 9.1%
Carrier Global		109,366	6,299,482
Eaton		60,071	10,113,554
Hubbell		43,869	9,041,840
L3Harris Technologies		82,163	19,144,801
Northrop Grumman		22,869	8,408,931
			53,008,608
Consumer Durables & Apparel - 1.2%
Newell Brands		265,698	6,751,386
Diversified Financials - 10.9%
Ally Financial		92,839	4,911,183
Ameriprise Financial		48,177	13,147,985
Equitable Holdings		134,517	4,171,372
Morgan Stanley		144,778	15,119,166
The Charles Schwab		195,528	14,244,215
Voya Financial		181,106	[b] 11,768,268
			63,362,189
Energy - 9.1%
Devon Energy		515,894	15,244,668
Exxon Mobil		302,027	16,466,512
Hess		87,475	6,013,906
Marathon Petroleum		259,265	15,366,637
			53,091,723
Food, Beverage & Tobacco - 4.0%
Mondelez International, Cl. A		70,004	4,345,148
PepsiCo		27,954	4,371,726
Philip Morris International		141,348	14,558,844
			23,275,718
Health Care Equipment & Services - 9.1%
CVS Health		169,072	14,606,130
Medtronic		181,145	24,179,235
UnitedHealth Group		34,815	14,492,440
			53,277,805
Insurance - 4.6%
Assurant		106,834	18,173,532
Principal Financial Group		63,822	4,263,948
Willis Towers Watson		19,955	4,404,468
			26,841,948
Materials - 3.6%
CF Industries Holdings		219,769	9,981,908
Freeport-McMoRan		139,799	5,087,286
Newmont		100,799	5,845,334
			20,914,528
Media & Entertainment - 1.8%
Comcast, Cl. A		176,825	10,729,741
Pharmaceuticals Biotechnology & Life Sciences - 8.4%
AbbVie		222,130	26,828,861

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.4% (continued)
Eli Lilly & Co.		38,979	10,067,886
Organon & Co.		195,146	6,613,498
Viatris		374,407	5,477,574
			48,987,819
Real Estate - 1.0%
Medical Properties Trust		273,292	[c] 5,597,020
Semiconductors & Semiconductor Equipment - 2.9%
Applied Materials		43,328	5,854,912
Qualcomm		73,668	10,806,359
			16,661,271
Technology Hardware & Equipment - 4.5%
Cisco Systems		313,131	18,480,992
Corning		192,950	7,716,070
			26,197,062
Telecommunication Services - 2.0%
Vodafone Group, ADR		678,875	[b] 11,588,396
Transportation - .9%
Union Pacific		25,222	5,469,138
Utilities - 9.1%
Clearway Energy, Cl. C		351,173	11,023,320
Exelon		341,018	16,716,702
NextEra Energy Partners		168,029	[b] 13,430,558
PPL		203,407	5,969,995
Vistra Energy		298,818	5,704,436
			52,845,011
Total Common Stocks (cost $401,595,413)			553,030,323
	Preferred Dividend Yield (%)
Preferred Stocks - 1.5%
Health Care Equipment & Services - 1.5%
Becton Dickinson & Co. (cost $8,269,741)	3.04	163,891	[b] 8,956,643
	1-Day Yield (%)
Investment Companies - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $20,524,470)	0.06	20,524,470	[d] 20,524,470

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $11,371,294)	0.02	11,371,294	[d] 11,371,294
Total Investments (cost $441,760,918)		102.0%	593,882,730
Liabilities, Less Cash and Receivables		(2.0%)	(11,499,315)
Net Assets		100.0%	582,383,415

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $42,048,655 and the value of the collateral was $43,062,235, consisting of cash collateral of $11,371,294 and U.S. Government & Agency securities valued at $31,690,941.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	27.6
Health Care	19.1
Industrials	10.0
Energy	9.1
Utilities	9.1
Information Technology	7.4
Investment Companies	5.5
Consumer Staples	4.0
Communication Services	3.8
Materials	3.6
Consumer Discretionary	1.8
Real Estate	1.0
102.0

† Based on net assets.

See notes to financial statements.

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.7%
Automobiles & Components - .8%
Aptiv	14,470	[a]	2,202,189
BorgWarner	9,390		400,765
Ford Motor	82,835	[a]	1,079,340
Gentex	139,780		4,305,224
Harley-Davidson	154,593		6,111,061
Lear	18,593		2,973,764
Thor Industries	52,799		5,988,991
		23,061,334
Banks - 3.7%
Citizens Financial Group	26,980		1,181,454
Comerica	19,000		1,404,290
Cullen/Frost Bankers	7,080		808,678
East West Bancorp	114,407		8,390,609
Essent Group	33,857		1,593,988
F.N.B.	47,780		558,070
Fifth Third Bancorp	328,453		12,763,684
First Hawaiian	35,220		982,990
First Horizon	9,460		155,049
First Republic Bank	29,128		5,794,724
Huntington Bancshares	1,318,818		20,481,244
KeyCorp	460,410		9,355,531
M&T Bank	3,655		511,737
MGIC Investment	71,255		1,088,064
PacWest Bancorp	5,825		247,854
Popular	155,123		11,780,041
Regions Financial	126,240		2,579,083
Signature Bank	50,271		13,036,778
Sterling Bancorp	43,580		997,546
SVB Financial Group	6,865	[a]	3,840,967
Synovus Financial	30,815		1,328,127
Truist Financial	124,702		7,115,496
Umpqua Holdings	44,400		864,468
Webster Financial	18,865		953,060
Wintrust Financial	8,355		625,288
Zions Bancorp	31,720		1,836,588
		110,275,408
Capital Goods - 10.3%
A.O. Smith	11,385		827,917
Advanced Drainage Systems	123,636		14,113,049
AECOM	17,410	[a]	1,141,400
Air Lease	8,345		331,630
Allegion	15,751		2,267,986
Allison Transmission Holdings	66,125		2,445,303
Altra Industrial Motion	49,935		2,924,194
AMETEK	118,689		16,138,143
Axon Enterprise	55,482	[a]	10,090,511
BWX Technologies	61,429		3,527,867
Carrier Global	38,505		2,217,888
CNH Industrial	629,616		10,382,368
Colfax	161,311	[a]	7,770,351
Cummins	19,986		4,716,296
Curtiss-Wright	26,607		3,240,200
Donaldson	32,690		2,214,748
Dover	64,783		11,295,564
Eaton	53,663		9,034,703

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Capital Goods - 10.3% (continued)
Fastenal	19,190		1,071,762
Flowserve	19,205		746,498
Fortune Brands Home & Security	50,820		4,948,343
Generac Holdings	28,123	[a]	12,289,189
General Dynamics	20,323		4,070,900
Graco	41,844		3,281,406
HEICO, Cl. A	57,145		6,528,245
Hexcel	77,566	[a]	4,398,768
Howmet Aerospace	172,421		5,474,367
Hubbell	9,156		1,887,143
Huntington Ingalls Industries	15,065		3,075,821
IDEX	72,329		16,201,696
Ingersoll Rand	26,105	[a]	1,384,087
ITT	48,572		4,646,883
L3Harris Technologies	20,655		4,812,822
Lincoln Electric Holdings	12,945		1,807,251
Masco	173,081		10,509,478
Maxar Technologies	59,303		1,885,242
Mercury Systems	137,940	[a]	6,949,417
MSC Industrial Direct, Cl. A	4,085		343,998
Nordson	15,926		3,799,944
nVent Electric	20,000		687,200
Oshkosh	40,304		4,618,032
Owens Corning	43,397		4,146,583
PACCAR	26,335		2,156,046
Parker-Hannifin	32,014		9,497,593
Plug Power	13,555	[a]	353,243
Quanta Services	82,906		8,464,703
Resideo Technologies	62,053	[a]	2,000,589
Rockwell Automation	12,719		4,139,399
Roper Technologies	34,757		16,797,363
Sensata Technologies Holding	36,084	[a]	2,135,451
Snap-on	3,705		833,440
Spirit AeroSystems Holdings, Cl. A	9,680		379,843
Stanley Black & Decker	16,676		3,222,971
Sunrun	22,450	[a]	993,413
Textron	118,258		8,593,809
The Timken Company	22,040		1,620,822
Trane Technologies	18,780		3,727,830
TransDigm Group	8,180	[a]	4,969,105
Trex	5,817	[a]	638,474
United Rentals	12,836	[a]	4,526,615
Vertiv Holdings	111,138		3,130,757
Virgin Galactic Holdings	12,260	[a]	332,369
W.W. Grainger	6,335		2,747,490
Watsco	26,649		7,419,615
Westinghouse Air Brake Technologies	19,895		1,786,372
Xylem	38,185		5,204,997
		309,917,502
Commercial & Professional Services - 4.3%
ADT	551,852		4,723,853
ASGN	40,183	[a]	4,508,131
Booz Allen Hamilton Holding	3,725		305,115
Cintas	16,745		6,627,169

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Commercial & Professional Services - 4.3% (continued)
Clarivate	633,593	[a]	15,960,208
Copart	118,778	[a]	17,142,041
CoStar Group	244,030	[a]	20,679,102
Dun & Bradstreet Holdings	8,950	[a]	164,054
Equifax	17,235		4,692,401
IAA	12,220	[a]	649,126
IHS Markit	38,186		4,605,232
Jacobs Engineering Group	12,785		1,725,464
Leidos Holdings	38,277		3,755,356
Republic Services	35,910		4,457,508
Ritchie Bros Auctioneers	170,949		10,699,698
Robert Half International	49,263		5,093,794
Science Applications International	29,550		2,488,997
Stericycle	4,210	[a]	293,016
Verisk Analytics	68,681		13,857,079
Waste Connections	60,480		7,814,621
		130,241,965
Consumer Durables & Apparel - 3.8%
Capri Holdings	21,955	[a]	1,240,677
D.R. Horton	12,075		1,154,612
Garmin	22,545		3,932,524
Hanesbrands	51,240		957,163
Hasbro	140,740		13,836,149
Leggett & Platt	22,780		1,102,324
Lululemon Athletica	68,269	[a]	27,319,206
Mohawk Industries	24,285	[a]	4,802,602
Newell Brands	264,954		6,732,481
NVR	650	[a]	3,366,961
Peloton Interactive, Cl. A	146,908	[a]	14,718,713
Polaris	37,907		4,539,742
PulteGroup	38,310		2,063,377
Skechers USA, CI. A	221,515	[a]	11,171,001
Tapestry	56,725		2,287,152
Tempur Sealy International	49,922		2,231,513
Toll Brothers	25,915		1,660,115
Under Armour, Cl. A	236,671	[a]	5,476,567
Whirlpool	30,262		6,703,941
		115,296,820
Consumer Services - 4.2%
Aramark	317,329		11,039,876
Carnival	87,194	[a]	2,104,863
Chegg	36,205	[a]	3,012,980
Chipotle Mexican Grill	2,787	[a]	5,304,581
Churchill Downs	2,904		611,292
Darden Restaurants	30,919		4,657,947
Domino's Pizza	1,213		626,988
DraftKings, Cl. A	126,261	[a]	7,486,015
Expedia Group	156,298	[a]	22,585,061
Frontdoor	125,262	[a]	5,463,928
H&R Block	35,775		917,629
Hilton Worldwide Holdings	19,703	[a]	2,460,117
Hyatt Hotels, Cl. A	3,080	[a]	226,657
International Game Technology	56,987	[a]	1,224,651
Las Vegas Sands	62,102	[a]	2,770,370

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Consumer Services - 4.2% (continued)
Marriott International, Cl. A	21,678	[a]	2,929,565
Membership Collective Group, Cl. A	175,209	[a]	2,102,508
MGM Resorts International	51,420		2,191,520
Norwegian Cruise Line Holdings	597,487	[a]	15,439,064
Penn National Gaming	11,210	[a]	909,131
Planet Fitness, Cl. A	150,612	[a]	12,244,756
Royal Caribbean Cruises	26,551	[a]	2,196,564
Service Corp. International	43,550		2,733,198
Six Flags Entertainment	27,440	[a]	1,159,066
The Wendy's Company	80,255		1,847,470
Travel + Leisure	47,710		2,612,600
Wyndham Hotels & Resorts	60,686		4,411,872
Wynn Resorts	39,430	[a]	4,009,637
Yum China Holdings	20,435		1,257,979
		126,537,885
Diversified Financials - 4.7%
AGNC Investment	62,145	[b]	1,013,585
Ally Financial	58,030		3,069,787
Ameriprise Financial	66,010		18,014,789
Annaly Capital Management	101,340	[b]	880,645
Ares Management, Cl. A	181,639		14,018,898
Brookfield Asset Management, Cl. A	5,936		329,745
Capital One Financial	77,943		12,936,200
Cboe Global Markets	8,370		1,055,876
Credit Acceptance	2,202	[a]	1,276,455
Discover Financial Services	70,113		8,989,889
Equitable Holdings	41,880		1,298,699
Evercore, Cl. A	9,198		1,284,409
Franklin Resources	30,910		1,002,720
Intercontinental Exchange	80,038		9,566,942
Invesco	43,145		1,092,431
KKR & Co.	20,610		1,325,017
LPL Financial Holdings	72,370		10,699,904
MarketAxess Holdings	2,287		1,088,429
MSCI	3,382		2,146,150
Nasdaq	23,680		4,636,070
Northern Trust	19,900		2,358,548
Raymond James Financial	76,528		10,706,267
SLM	189,789		3,558,544
Starwood Property Trust	66,080	[b]	1,704,864
State Street	56,645		5,262,887
Synchrony Financial	56,864		2,828,984
T. Rowe Price Group	17,895		4,006,154
Tradeweb Markets, Cl. A	40,724		3,543,395
Virtu Financial, Cl. A	39,070		956,434
Voya Financial	166,421		10,814,037
		141,466,754
Energy - 2.8%
Baker Hughes	63,210		1,439,924
Cabot Oil & Gas	50,675		805,226
ChampionX	152,449	[a]	3,556,635
Cheniere Energy	25,110	[a]	2,196,121
ConocoPhillips	97,207		5,397,905
Continental Resources	29,515		1,159,349
Devon Energy	142,983		4,225,148

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Energy - 2.8% (continued)
Diamondback Energy	70,301		5,423,019
DT Midstream	10,030		466,094
EQT	370,811	[a]	6,796,966
Halliburton	184,047		3,677,259
Helmerich & Payne	81,749		2,200,683
Hess	30,550		2,100,313
HollyFrontier	84,402		2,728,717
Marathon Oil	167,825		1,971,944
Marathon Petroleum	95,868		5,682,096
New Fortress Energy	8,287		243,389
NOV	55,710	[a]	733,701
Occidental Petroleum	59,865		1,537,932
ONEOK	25,660		1,347,663
Pioneer Natural Resources	100,155		14,990,199
Schlumberger	208,996		5,860,248
Targa Resources	26,145		1,148,288
The Williams Companies	45,035		1,111,914
Valero Energy	130,522		8,654,914
		85,455,647
Food & Staples Retailing - .2%
Casey's General Stores	4,406		901,291
Grocery Outlet Holding	1,370	[a]	35,661
The Kroger Company	25,875		1,191,026
US Foods Holding	122,333	[a]	4,159,322
		6,287,300
Food, Beverage & Tobacco - 1.3%
Archer-Daniels-Midland	18,945		1,136,700
Beyond Meat	3,069	[a]	367,175
Brown-Forman, Cl. B	21,662		1,521,106
Bunge	15,695		1,188,268
Coca-Cola European Partners	82,782		4,779,833
Conagra Brands	265,252		8,785,146
Flowers Foods	7,315		176,511
Ingredion	10,390		912,865
Lamb Weston Holdings	17,296		1,126,834
McCormick & Co.	38,670		3,336,834
Molson Coors Beverage, Cl. B	147,589		7,014,905
Nomad Foods	78,502	[a]	2,071,668
The Boston Beer Company, Cl. A	779	[a]	444,194
The Hain Celestial Group	19,100	[a]	714,531
The Hershey Company	12,140		2,157,278
The J.M. Smucker Company	5,644		697,993
Tyson Foods, Cl. A	38,890		3,053,643
		39,485,484
Health Care Equipment & Services - 8.7%
ABIOMED	53,155	[a]	19,346,294
Alcon	94,808		7,818,816
Align Technology	47,808	[a]	33,895,872
AmerisourceBergen	71,314		8,715,284
Boston Scientific	48,760	[a]	2,201,514
Cardinal Health	3,635		190,801
Centene	202,378	[a]	12,745,766
Cerner	26,450		2,019,458
Change Healthcare	47,590	[a]	1,038,890
DaVita	12,890	[a]	1,685,625

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Health Care Equipment & Services - 8.7% (continued)
Dentsply Sirona	15,876		979,549
DexCom	32,644	[a]	17,282,386
Encompass Health	76,137		5,972,948
Envista Holdings	14,515	[a]	621,097
HCA Healthcare	16,984		4,296,612
HealthEquity	46,123	[a]	2,959,713
Henry Schein	22,740	[a]	1,718,917
Hill-Rom Holdings	12,660		1,843,043
Humana	12,293		4,983,828
IDEXX Laboratories	29,100	[a]	19,606,416
Insulet	22,148	[a]	6,595,896
Laboratory Corp. of America Holdings	34,475	[a]	10,459,025
Masimo	26,727	[a]	7,257,450
Molina Healthcare	18,985	[a]	5,102,598
Novocure	5,075	[a]	681,116
Penumbra	1,981	[a]	544,676
Quest Diagnostics	20,900		3,194,147
Quidel	3,594	[a]	463,446
ResMed	22,965		6,672,021
Steris	47,778		10,272,748
Tandem Diabetes Care	5,472	[a]	613,794
Teladoc Health	39,048	[a]	5,639,312
Teleflex	30,314		11,987,974
The Cooper Companies	19,497		8,787,493
Universal Health Services, Cl. B	39,317		6,124,016
Veeva Systems, Cl. A	17,476	[a]	5,801,682
West Pharmaceutical Services	4,337		1,958,676
Zimmer Biomet Holdings	124,821		18,779,319
		260,858,218
Household & Personal Products - .5%
Church & Dwight	145,908		12,206,663
Coty, Cl. A	81,095	[a]	792,298
Herbalife Nutrition	4,435	[a]	227,693
Spectrum Brands Holdings	2,695		210,372
The Clorox Company	9,182		1,543,035
		14,980,061
Insurance - 2.8%
Aflac	42,432		2,405,046
Alleghany	7,608	[a]	5,148,258
American Financial Group	10,223		1,410,161
American International Group	87,486		4,773,236
Aon, Cl. A	14,679		4,210,818
Arch Capital Group	151,291	[a]	6,218,060
Assurant	20,175		3,431,969
Assured Guaranty	22,525		1,123,097
Cincinnati Financial	19,985		2,466,149
Erie Indemnity, Cl. A	774		137,068
Everest Re Group	26,862		7,115,744
Fidelity National Financial	38,340		1,872,142
First American Financial	6,095		429,880
Globe Life	32,510		3,123,236
Kemper	4,920		337,512
Lemonade	7,160	[a]	540,866

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Insurance - 2.8% (continued)
Lincoln National	29,615		2,033,070
Markel	4,875	[a]	6,192,469
Old Republic International	87,115		2,264,990
Principal Financial Group	37,100		2,478,651
Prudential Financial	6,660		705,161
Reinsurance Group of America	96,544		11,181,726
RenaissanceRe Holdings	12,583		1,972,134
The Hanover Insurance Group	4,446		628,264
The Hartford Financial Services Group	53,110		3,570,054
The Travelers Companies	14,814		2,365,944
Unum Group	37,685		1,003,175
W.R. Berkley	45,395		3,418,697
		82,557,577
Materials - 4.1%
Albemarle	14,520		3,437,465
Ashland Global Holdings	9,861		898,436
Avery Dennison	27,850		6,277,111
Ball	27,110		2,601,476
Celanese	21,213		3,364,382
Corteva	160,548		7,059,296
Crown Holdings	32,600		3,579,154
DuPont de Nemours	65,882		4,876,586
Eagle Materials	57,546		9,025,515
Eastman Chemical	14,635		1,656,097
FMC	63,489		5,944,475
Freeport-McMoRan	348,764		12,691,522
Huntsman	38,360		1,013,855
Ingevity	22,600	[a]	1,816,814
International Flavors & Fragrances	17,631		2,671,097
International Paper	4,400		264,396
LyondellBasell Industries, Cl. A	10,725		1,076,254
Martin Marietta Materials	8,375		3,192,969
Newmont	178,938		10,376,615
Olin	18,700		932,008
Packaging Corp. of America	16,505		2,503,809
PPG Industries	17,974		2,867,752
Reliance Steel & Aluminum	9,199		1,380,218
Royal Gold	9,890		1,101,054
RPM International	7,120		585,905
Sealed Air	29,410		1,794,892
Sonoco Products	25,750		1,681,475
Steel Dynamics	41,570		2,805,559
The Chemours Company	3,465		116,112
The Mosaic Company	450,143		14,485,602
Valvoline	27,071		816,461
Vulcan Materials	41,797		7,771,316
WestRock	27,221		1,416,581
		122,082,259
Media & Entertainment - 3.0%
Activision Blizzard	109,882		9,050,980
Altice USA, Cl. A	63,471	[a]	1,741,644
Cable One	331		694,964
Discovery, Cl. C	25,780	[a]	711,270
DISH Network, Cl. A	15,915	[a]	693,735

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Media & Entertainment - 3.0% (continued)
Fox, Cl. A	40,970		1,533,917
InterActiveCorp	13,255	[a]	1,750,323
Liberty Broadband, Cl. A	2,552	[a]	474,085
Liberty Broadband, Cl. C	13,908	[a]	2,660,879
Liberty Media Corp-Liberty Formula One, Cl. C	124,840	[a]	6,309,414
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[a]	505,395
Liberty Media Corp-Liberty SiriusXM, Cl. C	20,420	[a]	1,007,727
Live Nation Entertainment	77,253	[a]	6,697,835
Match Group	44,575	[a]	6,126,388
News Corporation, Cl. A	66,975		1,504,928
Nexstar Media Group, Cl. A	2,490		372,878
Omnicom Group	23,400		1,713,348
Pinterest, Cl. A	25,137		1,396,863
Roku	8,750	[a]	3,083,500
Skillz	42,148	[a]	496,082
Spotify Technology	33,138	[a]	7,765,559
Take-Two Interactive Software	8,172	[a]	1,317,490
TEGNA	178,450		3,162,134
The Interpublic Group of Companies	66,315		2,468,907
The New York Times Company, Cl. A	17,640		895,759
Twitter	217,189	[a]	14,008,690
ViacomCBS, Cl. B	28,621		1,186,340
Vimeo	21,519	[a]	820,304
Yelp	50,803	[a]	1,956,424
Zillow Group, Cl. C	60,373	[a]	5,781,922
Zynga, Cl. A	173,810	[a]	1,538,219
		89,427,903
Pharmaceuticals Biotechnology & Life Sciences - 6.2%
10X Genomics, CI. A	29,793	[a]	5,241,185
Acceleron Pharma	20,715	[a]	2,773,324
Agilent Technologies	38,810		6,809,991
Alnylam Pharmaceuticals	12,857	[a]	2,589,786
AstraZeneca, ADR	16,550		964,534
Avantor	140,069	[a]	5,524,321
Biohaven Pharmaceutical Holding	54,629	[a]	7,169,510
BioMarin Pharmaceutical	51,939	[a]	4,373,783
Bio-Techne	16,863		8,416,998
Catalent	104,488	[a]	13,629,415
Charles River Laboratories International	8,894	[a]	3,947,691
Elanco Animal Health	305,755	[a]	10,206,102
Exact Sciences	13,705	[a]	1,430,528
FibroGen	45,913	[a]	533,968
Horizon Therapeutics	107,735	[a]	11,645,076
ICON	27,307	[a]	6,984,311
Illumina	14,948	[a]	6,833,628
Incyte	14,730	[a]	1,126,698
Ionis Pharmaceuticals	17,320	[a]	688,643
IQVIA Holdings	8,686	[a]	2,256,015
Jazz Pharmaceuticals	10,759	[a]	1,417,068
Mettler-Toledo International	3,951	[a]	6,135,231
Moderna	29,312	[a]	11,041,537

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.2% (continued)
Nektar Therapeutics	4,585	[a]	70,976
Neurocrine Biosciences	124,025	[a]	11,807,180
Novavax	6,999	[a]	1,669,541
Perrigo	11,635		476,453
QIAGEN	28,976	[a]	1,617,440
Repligen	34,941	[a]	9,887,604
Royalty Pharma, CI. A	24,245		937,069
Sage Therapeutics	9,682	[a]	447,405
Sarepta Therapeutics	153,604	[a]	11,999,544
Seagen	9,579	[a]	1,605,440
uniQure	22,126	[a]	641,654
United Therapeutics	39,118	[a]	8,405,676
Viatris	580,721		8,495,948
Waters	13,379	[a]	5,539,174
		185,340,447
Real Estate - 5.1%
Alexandria Real Estate Equities	36,984	[b]	7,632,388
American Campus Communities	25,130	[b]	1,277,861
American Homes 4 Rent, Cl. A	86,709	[b]	3,636,575
Americold Realty Trust	106,537	[b]	3,914,169
Apartment Income REIT	17,839	[b]	906,578
Apple Hospitality REIT	69,400	[b]	1,025,732
AvalonBay Communities	7,330	[b]	1,682,821
Brixmor Property Group	79,420	[b]	1,862,399
Camden Property Trust	19,110	[b]	2,867,264
CBRE Group, Cl. A	141,205	[a]	13,598,041
CoreSite Realty	690	[b]	102,375
Cousins Properties	106,683	[b]	4,113,696
CubeSmart	13,560	[b]	725,460
CyrusOne	50,318	[b]	3,873,480
Digital Realty Trust	52,970	[b]	8,682,313
Duke Realty	105,579	[b]	5,543,953
Equinix	5,452	[b]	4,598,489
Equity Lifestyle Properties	52,700	[b]	4,483,189
Equity Residential	186,820	[b]	15,705,957
Essex Property Trust	21,582	[b]	7,138,031
Extra Space Storage	22,840	[b]	4,269,024
Federal Realty Investment Trust	6,272	[b]	763,741
Gaming & Leisure Properties	8,925	[b]	440,003
Healthcare Trust of America, Cl. A	11,800	[b]	357,894
Healthpeak Properties	120,016	[b]	4,320,576
Highwoods Properties	27,540	[b]	1,258,303
Host Hotels & Resorts	64,354	[a,b]	1,065,702
Hudson Pacific Properties	24,345	[b]	642,221
Iron Mountain	8,705	[b]	415,664
Kilroy Realty	42,337	[b]	2,779,424
Kimco Realty	91,134	[b]	1,985,810
Lamar Advertising, Cl. A	34,737	[b]	3,954,113
Life Storage	11,322	[b]	1,408,910
Medical Properties Trust	70,435	[b]	1,442,509
Mid-America Apartment Communities	6,670	[b]	1,283,108
National Retail Properties	17,080	[b]	813,179
Omega Healthcare Investors	19,805	[b]	664,062

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Real Estate - 5.1% (continued)
Opendoor Technologies	47,383	[a]	840,101
Outfront Media	23,265	[b]	576,041
Paramount Group	81,285	[b]	720,185
Park Hotels & Resorts	31,625	[a,b]	605,303
Rayonier	25,524	[b]	938,773
Realty Income	26,900	[b]	1,942,718
Regency Centers	80,145	[b]	5,499,550
Simon Property Group	22,995	[b]	3,091,678
SL Green Realty	14,030	[b]	983,222
Spirit Realty Capital	23,674	[b]	1,225,603
STORE Capital	25,790	[b]	930,245
UDR	28,390	[b]	1,533,628
Ventas	34,450	[b]	1,927,133
VEREIT	23,194	[b]	1,171,993
VICI Properties	44,120	[b]	1,363,749
Vornado Realty Trust	7,175	[b]	300,489
Welltower	91,444	[b]	8,004,093
Weyerhaeuser	27,897	[b]	1,004,292
WP Carey	9,295	[b]	726,125
		154,619,935
Retailing - 4.8%
Advance Auto Parts	7,533		1,528,069
AutoZone	8,043	[a]	12,459,813
Bath & Body Works	36,810		2,483,939
Best Buy	39,932		4,652,477
Burlington Stores	35,678	[a]	10,685,204
CarMax	16,745	[a]	2,096,641
Carvana	2,965	[a]	972,698
Coupang	74,364	[a]	2,227,945
Dollar Tree	93,736	[a]	8,486,857
Doordash, Cl. A	4,650	[a]	890,010
eBay	34,688		2,661,957
Etsy	33,144	[a]	7,167,721
Farfetch, Cl. A	84,932	[a]	3,555,254
Five Below	3,867	[a]	822,936
Foot Locker	75,165		4,261,104
Genuine Parts	13,416		1,639,301
Kohl's	30,965		1,777,391
LKQ	62,514	[a]	3,293,863
Ollie's Bargain Outlet Holdings	41,499	[a]	3,003,698
O'Reilly Automotive	29,940	[a]	17,786,755
Petco Health & Wellness	16,310	[a]	351,154
Pool	37,615		18,593,094
Qurate Retail, Ser. A	72,720		802,102
Ross Stores	91,726		10,860,358
The Gap	54,205		1,448,900
Tractor Supply	14,334		2,784,379
Ulta Beauty	32,534	[a]	12,600,744
Victoria's Secret & Co.	12,270	[a]	813,501
Vroom	17,645	[a]	473,945
Wayfair, Cl. A	8,160	[a]	2,290,920
Williams-Sonoma	7,545		1,408,652
		144,881,382

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices	19,741		3,216,796
Cree	10,420	[a]	885,492
Enphase Energy	7,025	[a]	1,220,453
First Solar	25,985	[a]	2,442,590
KLA	19,177		6,519,413
Marvell Technology	79,504		4,864,850
Microchip Technology	34,776		5,472,351
Monolithic Power Systems	2,853		1,412,035
NVIDIA	26,608		5,956,201
NXP Semiconductors	33,578		7,223,635
Qorvo	56,962	[a]	10,710,565
Skyworks Solutions	133,577		24,506,036
SolarEdge Technologies	2,572	[a]	745,314
Universal Display	6,433		1,341,859
Xilinx	30,960		4,817,066
		81,334,656
Software & Services - 14.1%
Affirm Holdings	38,307	[a]	3,690,496
Akamai Technologies	16,890	[a]	1,912,793
Alliance Data Systems	5,835		572,472
Alteryx, Cl. A	6,185	[a]	457,504
Anaplan	11,060	[a]	663,379
Ansys	51,030	[a]	18,644,321
Aspen Technology	5,404	[a]	699,818
Avalara	6,619	[a]	1,189,434
Bill.com Holdings	31,767	[a]	8,716,547
Black Knight	14,860	[a]	1,124,456
BlackLine	90,134	[a]	9,833,619
Broadridge Financial Solutions	72,888		12,552,771
C3.ai, Cl. A	13,200	[a]	680,328
Cadence Design Systems	8,891	[a]	1,453,501
Ceridian HCM Holding	8,830	[a]	992,051
Citrix Systems	11,990		1,233,411
Cloudflare, Cl. A	2,970	[a]	358,598
Cognizant Technology Solutions, Cl. A	31,465		2,401,094
Coupa Software	7,011	[a]	1,716,363
CrowdStrike Holdings, CI. A	14,591	[a]	4,100,071
Datadog, Cl. A	23,155	[a]	3,190,759
DocuSign	48,268	[a]	14,298,912
Dropbox, CI. A	13,585	[a]	430,780
Duck Creek Technologies	5,420	[a]	252,735
DXC Technology	15,730	[a]	577,606
Dynatrace	14,725	[a]	1,012,049
Elastic	3,076	[a]	490,776
EPAM Systems	35,158	[a]	22,248,334
Euronet Worldwide	123,203	[a]	16,414,336
Everbridge	9,027	[a]	1,416,968
EVERTEC	79,449		3,674,516
Fair Isaac	686	[a]	315,382
Fidelity National Information Services	25,894		3,308,476
FireEye	30,200	[a]	549,338
Fiserv	89,452	[a]	10,536,551
Five9	6,252	[a]	989,254

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Software & Services - 14.1% (continued)
FLEETCOR Technologies	4,275	[a]	1,125,522
Fortinet	10,360	[a]	3,264,850
Gartner	46,611	[a]	14,390,680
Global Payments	138,323		22,496,853
GoDaddy, Cl. A	3,420	[a]	250,720
Guidewire Software	6,721	[a]	796,170
HubSpot	50,543	[a]	34,595,167
Intuit	36,017		20,389,584
Jack Henry & Associates	17,194		3,032,678
Marqeta, CI. A	1,881	[a]	54,624
MongoDB	3,612	[a]	1,415,290
N-Able	10,545	[a]	142,674
nCino	7,565	[a]	469,106
New Relic	1,460	[a]	116,756
NortonLifeLock	168,117		4,465,188
Nutanix, Cl. A	11,340	[a]	418,559
Okta	13,797	[a]	3,636,889
Pagerduty	9,095	[a]	389,266
Palantir Technologies, Cl. A	102,076	[a]	2,688,682
Palo Alto Networks	12,380	[a]	5,707,675
Paychex	23,210		2,656,849
Paycom Software	5,762	[a]	2,817,042
Paylocity Holding	1,775	[a]	477,830
Proofpoint	12,457	[a,c]	2,192,432
PTC	5,660	[a]	745,196
RingCentral, Cl. A	9,418	[a]	2,375,785
Sabre	49,775	[a]	558,973
salesforce.com	2,456	[a]	651,503
ServiceNow	19,893	[a]	12,803,931
Shopify, Cl. A	10,581	[a]	16,133,697
Smartsheet, Cl. A	11,499	[a]	914,975
SolarWinds	10,545		180,003
Splunk	113,857	[a]	17,405,320
Square, Cl. A	55,516	[a]	14,882,174
SS&C Technologies Holdings	178,837		13,530,807
StoneCo, CI. A	8,665	[a]	403,269
Synopsys	5,795	[a]	1,925,331
Teradata	7,030	[a]	384,471
The Trade Desk, Cl. A	88,200	[a]	7,060,410
Twilio, Cl. A	63,110	[a]	22,527,746
Tyler Technologies	28,595	[a]	13,888,591
Unity Software	3,903	[a]	494,705
Verisign	20,958	[a]	4,532,377
Zendesk	45,260	[a]	5,594,136
Zoom Video Communications, CI. A	13,787	[a]	3,991,336
Zscaler	11,060	[a]	3,078,440
		424,754,061
Technology Hardware & Equipment - 4.8%
Amphenol, Cl. A	319,709		24,499,301
Arista Networks	1,865	[a]	689,173
CDW	5,460		1,095,331
Ciena	11,675	[a]	666,993
Cognex	87,067		7,715,878
CommScope Holding	108,491	[a]	1,714,158
Corning	16,580		663,034

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Technology Hardware & Equipment - 4.8% (continued)
F5 Networks		6,940	[a]	1,412,776
Flex		142,522	[a]	2,648,059
HP		54,780		1,629,157
IPG Photonics		579	[a]	98,824
Jabil		15,780		974,888
Keysight Technologies		122,458	[a]	21,966,516
Lumentum Holdings		60,856	[a]	5,272,564
Motorola Solutions		25,235		6,162,892
NetApp		66,850		5,944,970
Nokia, ADR		1,231,807	[a]	7,341,570
Pure Storage, Cl. A		27,470	[a]	709,550
TE Connectivity		55,259		8,301,007
Teledyne Technologies		1,768	[a]	819,256
Trimble		158,872	[a]	14,968,920
Western Digital		242,465	[a]	15,323,788
Xerox Holdings		121,210		2,728,437
Zebra Technologies, Cl. A		16,974	[a]	9,966,624
			143,313,666
Telecommunication Services - .0%
Lumen Technologies		51,800		637,140
Transportation - 1.9%
Alaska Air Group		100,594	[a]	5,768,060
American Airlines Group		39,040	[a]	778,458
C.H. Robinson Worldwide		10,305		928,068
Copa Holdings, Cl. A		12,149	[a]	914,212
Delta Air Lines		12,780	[a]	516,823
Expeditors International of Washington		48,655		6,064,359
J.B. Hunt Transport Services		25,684		4,556,342
JetBlue Airways		36,505	[a]	552,321
Kansas City Southern		15,327		4,301,829
Landstar System		12,477		2,096,510
Lyft, Cl. A		550,063	[a]	26,188,499
Ryder System		17,170		1,364,843
Southwest Airlines		35,466	[a]	1,765,497
United Airlines Holdings		34,750	[a]	1,616,223
			57,412,044
Utilities - 2.9%
Ameren		53,545		4,696,967
American Electric Power		26,399		2,364,558
American Water Works		24,202		4,410,814
Atmos Energy		2,939		286,582
CenterPoint Energy		316,231		7,934,236
CMS Energy		57,200		3,668,236
DTE Energy		48,268		5,808,571
Edison International		106,011		6,131,676
Entergy		65,621		7,258,339
Essential Utilities		32,225		1,599,327
Eversource Energy		43,050		3,905,926
Exelon		179,390		8,793,698
FirstEnergy		21,075		819,185
IDACORP		1,090		114,832
MDU Resources Group		28,140		905,264
NiSource		57,360		1,413,924

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Utilities - 2.9% (continued)
NRG Energy		65,635		2,997,550
OGE Energy		6,140		217,417
Pinnacle West Capital		23,700		1,822,530
PPL		265,048		7,779,159
Public Service Enterprise Group		12,840		820,990
The AES		70,645		1,686,296
UGI		17,795		824,086
Vistra Energy		350,193		6,685,184
WEC Energy Group		20,550		1,941,564
Xcel Energy		42,585		2,927,719
			87,814,630
Total Common Stocks (cost $1,394,017,561)			2,938,040,078

Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares Russell Mid-Cap Growth ETF		192,861		22,765,312
SPDR S&P MidCap 400 ETF Trust		10,868		5,458,779
Total Exchange-Traded Funds (cost $25,873,416)			28,224,091
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $41,572,222)	0.06	41,572,222	[d]	41,572,222
Total Investments (cost $1,461,463,199)		100.0%	3,007,836,391
Liabilities, Less Cash and Receivables		(.0%)	(1,021,065)
Net Assets		100.0%	3,006,815,326

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At August 31, 2021, the value of these securities amounted to $2,192,432 or .07% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.6
Industrials	16.6
Health Care	14.8
Consumer Discretionary	13.6
Financials	11.1
Real Estate	5.2
Materials	4.1
Communication Services	3.0
Utilities	2.9
Energy	2.8
Investment Companies	2.3
Consumer Staples	2.0
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 95.6%
Automobiles & Components - .8%
Gentherm	52,601	[a]	4,514,218
Thor Industries	15,348		1,740,924
Visteon	14,517	[a]	1,534,157
		7,789,299
Banks - 8.1%
BankUnited	134,417		5,649,547
Banner	38,152		2,182,294
Central Pacific Financial	106,593		2,697,869
Columbia Banking System	47,912		1,742,080
CVB Financial	73,443		1,495,299
Essent Group	179,145		8,434,147
First Bancorp	484,012		6,161,473
First Bancorp	56,600		2,363,616
First Hawaiian	74,821		2,088,254
First Interstate BancSystem, Cl. A	166,800		7,349,208
First Merchants	79,083		3,254,265
HarborOne Bancorp	131,825		1,862,687
Heritage Commerce	186,547		2,102,385
Heritage Financial	39,503		1,005,351
Old National Bancorp	174,246		2,902,938
Seacoast Banking Corp. of Florida	105,966		3,384,554
Silvergate Capital, Cl. A	36,841	[a]	4,162,296
South State	24,963		1,711,963
Synovus Financial	118,558		5,109,850
TriState Capital Holdings	33,263	[a]	672,245
UMB Financial	42,686		3,909,184
United Community Bank	108,459		3,272,208
Webster Financial	88,686		4,480,417
		77,994,130
Capital Goods - 14.3%
AerCap Holdings	59,556	[a]	3,211,855
AeroVironment	30,285	[a]	3,099,973
Armstrong World Industries	51,497		5,352,083
Array Technologies	556,911	[a,b]	10,620,293
Astec Industries	38,743		2,368,747
Astra Space	130,114	[a,b]	1,226,975
Construction Partners, Cl. A	187,917	[a]	6,289,582
Curtiss-Wright	14,863		1,810,016
Dycom Industries	41,873	[a]	3,154,293
EMCOR Group	25,009		3,038,593
Energy Recovery	249,691	[a]	5,101,187
EnerSys	81,434		6,888,502
Fluor	431,293	[a,b]	7,185,341
Gibraltar Industries	80,820	[a]	6,034,021
GrafTech International	742,832		8,223,150
Granite Construction	75,422	[b]	3,057,608
Hyster-Yale Materials Handling	23,629		1,384,896
Kornit Digital	41,361	[a]	5,392,234
Lindsay	13,625		2,244,719
Matrix Service	340,082	[a]	3,836,125
Maxar Technologies	119,791		3,808,156
Mercury Systems	51,333	[a]	2,586,157
MSC Industrial Direct, Cl. A	31,340		2,639,141
Parsons	8,467	[a]	299,986
Proto Labs	7,633	[a]	566,063

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6% (continued)
Capital Goods - 14.3% (continued)
Rexnord	126,899		7,710,383
Ribbit LEAP	15,189	[a]	156,447
SiteOne Landscape Supply	13,464	[a,b]	2,694,146
Spirit AeroSystems Holdings, Cl. A	49,326		1,935,552
Terex	55,215		2,818,726
The AZEK Company	37,499	[a]	1,593,333
The Gorman-Rupp Company	25,072		879,275
The Greenbrier Companies	41,258	[b]	1,819,478
Titan Machinery	117,145	[a]	3,364,404
Valmont Industries	15,580		3,877,239
Wabash National	406,296		6,313,840
WESCO International	46,298	[a]	5,417,792
		138,000,311
Commercial & Professional Services - 2.7%
CACI International, Cl. A	15,905	[a]	4,096,174
Huron Consulting Group	44,541	[a]	2,198,989
KBR	166,566		6,486,080
Korn Ferry	36,947		2,611,783
Li-Cycle Holdings	132,589	[a,b]	1,161,480
The Brink's Company	45,290		3,539,866
TPG Pace Tech Opportunities, Cl. A	215,346	[a,b]	2,149,153
U.S. Ecology	100,557	[a]	3,604,968
		25,848,493
Consumer Durables & Apparel - 3.3%
Callaway Golf	225,192	[a]	6,318,888
Capri Holdings	71,351	[a]	4,032,045
Cavco Industries	11,384	[a]	2,908,612
GoPro, Cl. A	400,660	[a]	3,994,580
Helen of Troy	7,916	[a]	1,893,428
Meritage Homes	27,448	[a]	3,061,550
Oxford Industries	17,995		1,624,949
Skechers USA, CI. A	78,901	[a]	3,978,977
Tri Pointe Homes	62,452	[a]	1,484,484
YETI Holdings	29,361	[a]	2,916,722
		32,214,235
Consumer Services - 4.3%
Bally's	43,287	[a]	2,174,739
Bloomin‘ Brands	168,628	[a,b]	4,517,544
Boyd Gaming	28,930	[a]	1,775,434
Cracker Barrel Old Country Store	9,886		1,419,432
European Wax Center, Cl. A	34,615	[a]	842,875
Houghton Mifflin Harcourt	1,015,075	[a]	13,673,060
Membership Collective Group, Cl. A	103,402	[a]	1,240,824
OneSpaWorld Holdings	268,658	[a]	2,820,909
Papa John's International	40,217		5,128,874
Planet Fitness, Cl. A	91,680	[a]	7,453,584
The Cheesecake Factory	18,613	[a]	868,296
		41,915,571
Diversified Financials - 1.9%
Cohen & Steers	29,160		2,557,624
Federated Hermes	134,570		4,552,503
LPL Financial Holdings	25,297		3,740,161
MarketWise	141,553	[a,b]	1,276,808
PJT Partners, Cl. A	56,806		4,486,538

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6% (continued)
Diversified Financials - 1.9% (continued)
WisdomTree Investments	305,760		1,929,346
		18,542,980
Energy - 3.6%
Cactus, Cl. A	194,699		7,303,159
Chesapeake Energy	25,466		1,421,257
CNX Resources	559,135	[a]	6,351,774
Comstock Resources	366,972	[a]	2,168,805
EQT	310,703	[a]	5,695,186
Helix Energy Solutions Group	680,346	[a,b]	2,558,101
PBF Energy, Cl. A	373,012	[a]	3,879,325
Viper Energy Partners	318,926		5,906,509
		35,284,116
Food & Staples Retailing - 1.0%
Grocery Outlet Holding	103,432	[a,b]	2,692,335
The Chefs' Warehouse	221,927	[a]	6,708,853
		9,401,188
Food, Beverage & Tobacco - 1.3%
AppHarvest	132,857	[a,b]	1,115,999
Calavo Growers	26,447		1,240,893
Fresh Del Monte Produce	47,733		1,569,461
Freshpet	35,785	[a]	4,585,490
J&J Snack Foods	11,484		1,880,620
The Hain Celestial Group	59,308	[a]	2,218,712
		12,611,175
Health Care Equipment & Services - 8.0%
1Life Healthcare	200,724	[a]	4,919,745
Acadia Healthcare	124,056	[a]	8,202,583
Accolade	3,623	[a,b]	171,658
Apria	275,834	[a]	9,838,999
AtriCure	32,911	[a]	2,422,908
Evolent Health, Cl. A	291,333	[a,b]	7,155,138
Health Catalyst	153,010	[a,b]	8,355,876
Innovage Holding	86,920	[a]	1,306,408
iRhythm Technologies	38,568	[a]	1,843,550
ModivCare	25,806	[a]	5,090,492
Nevro	12,064	[a]	1,471,808
NuVasive	98,332	[a]	6,110,350
Oak Street Health	898	[a,b]	41,964
Omnicell	12,138	[a]	1,884,667
Outset Medical	218	[a,b]	10,745
Privia Health Group	147,987	[a]	4,411,492
R1 RCM	318,911	[a]	6,288,925
SOC Telemed	1,050,766	[a]	2,847,576
Tabula Rasa HealthCare	77,086	[a,b]	2,413,563
Teladoc Health	15,365	[a]	2,219,013
		77,007,460
Household & Personal Products - .8%
Inter Parfums	82,866		6,011,100
Spectrum Brands Holdings	25,711		2,007,001
		8,018,101
Insurance - 1.8%
BRP Group, Cl. A	189,447	[a]	7,132,680
Palomar Holdings	37,704	[a]	3,385,819
Selective Insurance Group	39,206		3,276,445

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 95.6% (continued)
Insurance - 1.8% (continued)
The Hanover Insurance Group	27,806		3,929,266
		17,724,210
Materials - 4.4%
Alamos Gold, Cl. A	1,057,939		8,357,718
Carpenter Technology	65,364		2,179,889
Coeur Mining	220,523	[a]	1,554,687
Constellium	170,414	[a]	3,445,771
Hecla Mining	302,422		1,859,895
IAMGOLD	713,961	[a]	1,699,227
Largo Resources	157,625	[a]	2,167,344
Livent	69,283	[a,b]	1,723,068
Materion	26,686		1,948,879
MP Materials	213,203	[a,b]	7,157,225
Schnitzer Steel Industries, Cl. A	54,592		2,582,748
Summit Materials, Cl. A	113,267	[a]	3,813,700
Tronox Holdings, Cl. A	171,804		3,630,219
		42,120,370
Media & Entertainment - 3.3%
Cardlytics	37,687	[a,b]	3,421,226
Eventbrite, Cl. A	447,444	[a,b]	7,910,810
EverQuote, Cl. A	115,860	[a]	2,281,283
Genius Sports	93,068	[a,b]	1,908,825
Gray Television	110,604		2,515,135
IMAX	147,022	[a]	2,309,716
John Wiley & Sons, Cl. A	27,989		1,626,161
Lions Gate Entertainment, Cl. A	110,354	[a,b]	1,425,774
Lions Gate Entertainment, Cl. B	121,033	[a]	1,423,348
Manchester United, Cl. A	83,220	[b]	1,434,713
Scholastic	50,482		1,678,022
TEGNA	138,079		2,446,760
TrueCar	457,936	[a]	1,923,331
		32,305,104
Pharmaceuticals Biotechnology & Life Sciences - 8.7%
10X Genomics, CI. A	14,994	[a]	2,637,744
Acceleron Pharma	11,032	[a]	1,476,964
Adaptive Biotechnologies	25,789	[a]	936,657
Alkermes	275,495	[a]	8,611,974
Arena Pharmaceuticals	85,136	[a]	4,505,397
Ascendis Pharma, ADR	7,155	[a]	1,121,403
Beam Therapeutics	20,336	[a,b]	2,255,669
Biohaven Pharmaceutical Holding	39,563	[a]	5,192,248
Blueprint Medicines	15,905	[a]	1,483,459
CareDx	26,141	[a]	1,915,612
Cerevel Therapeutics Holdings	123,276	[a,b]	3,902,918
Crinetics Pharmaceuticals	90,852	[a]	2,141,382
Dyne Therapeutics	107,593	[a]	1,821,549
FibroGen	55,217	[a]	642,174
Generation Bio	135,353	[a,b]	3,383,825
Iovance Biotherapeutics	64,215	[a]	1,545,655
MeiraGTx Holdings	38,018	[a,b]	475,605
NanoString Technologies	49,955	[a]	2,907,381
Natera	39,312	[a]	4,655,720
NeoGenomics	37,447	[a]	1,820,673
Pacific Biosciences of California	53,795	[a]	1,684,321

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.7% (continued)
Passage Bio		86,378	[a]	1,038,264
PTC Therapeutics		69,959	[a]	3,053,710
Quanterix		70,216	[a]	3,584,527
Sarepta Therapeutics		41,425	[a]	3,236,121
Twist Bioscience		27,252	[a]	3,085,199
Ultragenyx Pharmaceutical		41,529	[a]	3,998,827
uniQure		68,661	[a]	1,991,169
Vanda Pharmaceuticals		101,660	[a]	1,701,788
Xenon Pharmaceuticals		300,735	[a]	5,307,973
Zogenix		149,391	[a]	2,212,481
			84,328,389
Real Estate - 5.3%
Agree Realty		47,226	[c]	3,520,698
Colliers International Group		42,279		5,908,490
CoreSite Realty		28,217	[c]	4,186,556
Equity Commonwealth		62,823	[c]	1,654,758
Highwoods Properties		37,583	[c]	1,717,167
Newmark Group, Cl. A		320,804		4,369,350
Pebblebrook Hotel Trust		139,773	[c]	3,079,199
Physicians Realty Trust		240,678	[c]	4,454,950
Potlatchdeltic		52,955	[c]	2,751,012
Rayonier		79,428	[c]	2,921,362
Redfin		103,120	[a,b]	5,008,538
Retail Opportunity Investments		67,819	[c]	1,226,168
STAG Industrial		41,912	[c]	1,770,782
Sunstone Hotel Investors		259,665	[a,c]	3,009,517
Terreno Realty		31,592	[c]	2,110,662
Urban Edge Properties		173,952	[c]	3,294,651
			50,983,860
Retailing - 2.1%
Bed Bath & Beyond		41,513	[a,b]	1,143,268
Funko, Cl. A		69,346	[a]	1,382,759
Guess?		85,250		2,062,198
National Vision Holdings		79,750	[a,b]	4,783,405
Nordstrom		64,593	[a,b]	1,848,006
Ollie's Bargain Outlet Holdings		23,889	[a,b]	1,729,086
Party City Holdco		766,941	[a]	5,222,868
Urban Outfitters		61,316	[a]	2,024,654
			20,196,244
Semiconductors & Semiconductor Equipment - 2.9%
Diodes		110,940	[a]	10,742,320
MaxLinear		132,571	[a]	6,924,183
Power Integrations		38,409		4,172,754
Semtech		61,652	[a]	4,310,708
SkyWater Technology		52,575	[a,b]	1,754,954
			27,904,919
Software & Services - 9.4%
A10 Networks		157,270	[a]	2,184,480
ChannelAdvisor		356,866	[a]	9,142,907
Everbridge		65,926	[a,b]	10,348,404
Flywire		8,505	[a,b]	373,455
HubSpot		13,037	[a]	8,923,435
MAXIMUS		36,476		3,176,695

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 95.6% (continued)
Software & Services - 9.4% (continued)
Medallia		106,861	[a]	3,608,696
nCino		22,918	[a]	1,421,145
Paya Holdings		650,936	[a]	6,281,532
Progress Software		59,437		2,767,387
Proofpoint		24,893	[a,d]	4,381,168
Rapid7		77,653	[a,b]	9,436,393
Shift4 Payments, Cl. A		43,535	[a]	3,731,385
Twilio, Cl. A		23,445	[a]	8,368,927
Vonage Holdings		121,754	[a]	1,716,731
WM Technology		114,231	[a,b]	1,588,953
Zendesk		33,405	[a]	4,128,858
Zuora, Cl. A		576,503	[a]	9,789,021
			91,369,572
Technology Hardware & Equipment - 3.4%
ADTRAN		432,393		8,933,239
Arlo Technologies		303,536	[a]	1,881,923
Calix		136,853	[a]	6,377,350
Extreme Networks		542,566	[a]	5,875,990
Lumentum Holdings		33,668	[a,b]	2,916,996
NETGEAR		89,691	[a]	3,204,659
nLight		127,569	[a]	3,522,180
Ondas Holdings		91,866	[a,b]	656,842
			33,369,179
Telecommunication Services - .4%
Bandwidth, Cl. A		41,389	[a,b]	4,258,928
Transportation - 1.2%
SkyWest		242,612	[a]	11,317,850
Utilities - 2.6%
Avista		48,584		2,033,240
Chesapeake Utilities		18,668		2,439,908
Clearway Energy, Cl. C		188,863		5,928,410
NextEra Energy Partners		75,105	[b]	6,003,143
NorthWestern		45,532		2,895,835
Portland General Electric		48,793		2,505,521
Southwest Gas Holdings		41,084		2,888,616
			24,694,673
Total Common Stocks (cost $715,789,810)			925,200,357
	1-Day Yield (%)
Investment Companies - 4.4%
Registered Investment Companies - 4.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $42,511,157)	0.06	42,511,157	[e]	42,511,157

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $18,245,364)	0.02	18,245,364	[e] 18,245,364
Total Investments (cost $776,546,331)		101.9%	985,956,878
Liabilities, Less Cash and Receivables		(1.9%)	(18,202,137)
Net Assets		100.0%	967,754,741

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $96,131,981 and the value of the collateral was $97,661,363, consisting of cash collateral of $18,245,364 and U.S. Government & Agency securities valued at $79,415,999.

c Investment in real estate investment trust within the United States.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At August 31, 2021, the value of these securities amounted to $4,381,168 or .45% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	17.9
Health Care	16.7
Information Technology	15.8
Financials	11.8
Consumer Discretionary	10.5
Investment Companies	6.3
Real Estate	5.3
Materials	4.4
Communication Services	3.8
Energy	3.6
Consumer Staples	3.1
Utilities	2.5
Diversified	.2
101.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Focused Equity Opportunities Fund
Description		Shares		Value ($)
Common Stocks - 99.9%
Automobiles & Components - 2.3%
General Motors		236,860	[a]	11,608,509
Banks - 2.9%
Truist Financial		253,103		14,442,057
Capital Goods - 9.2%
Deere & Co.		45,393		17,159,916
Eaton		84,534		14,232,144
Honeywell International		60,710		14,079,256
			45,471,316
Consumer Durables & Apparel - 2.3%
NIKE, Cl. B		69,284		11,413,846
Consumer Services - 2.2%
Royal Caribbean Cruises		129,640	[a]	10,725,117
Diversified Financials - 2.2%
CME Group		54,245		10,942,301
Energy - 2.7%
Chevron		137,781		13,333,067
Food & Staples Retailing - 3.0%
Costco Wholesale		32,321		14,721,892
Food, Beverage & Tobacco - 2.3%
The Coca-Cola Company		205,275		11,559,035
Health Care Equipment & Services - 9.1%
Boston Scientific		315,110	[a]	14,227,217
Danaher		45,049		14,603,084
UnitedHealth Group		38,666		16,095,496
			44,925,797
Insurance - 4.8%
American International Group		439,700		23,990,032
Materials - 2.1%
Air Products & Chemicals		38,456		10,364,277
Media & Entertainment - 13.6%
Alphabet, Cl. A		8,331	[a]	24,109,497
Comcast, Cl. A		240,413		14,588,261
Facebook, Cl. A		76,156	[a]	28,892,063
			67,589,821
Pharmaceuticals Biotechnology & Life Sciences - 3.3%
AbbVie		135,859		16,409,050
Real Estate - 2.6%
American Tower		44,650	[b]	13,045,391
Retailing - 4.9%
Amazon.com		6,968	[a]	24,184,465
Semiconductors & Semiconductor Equipment - 10.3%
Advanced Micro Devices		155,710	[a]	17,240,211
Lam Research		25,007		15,124,734
NVIDIA		82,342		18,432,257
			50,797,202
Software & Services - 15.9%
Adobe		31,165	[a]	20,684,211
Microsoft		111,869		33,771,014
Square, Cl. A		35,260	[a]	9,452,148
Visa, Cl. A		63,979		14,657,589
			78,564,962

BNY Mellon Focused Equity Opportunities Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.9% (continued)
Technology Hardware & Equipment - 4.2%
Apple		137,151		20,823,636
Total Common Stocks (cost $270,508,818)			494,911,773
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,622,603)	0.06	2,622,603	[c]	2,622,603
Total Investments (cost $273,131,421)		100.4%	497,534,376
Liabilities, Less Cash and Receivables		(.4%)	(2,213,576)
Net Assets		100.0%	495,320,800

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.3
Communication Services	13.6
Health Care	12.4
Consumer Discretionary	11.7
Financials	10.0
Industrials	9.2
Consumer Staples	5.3
Energy	2.7
Real Estate	2.6
Materials	2.1
Investment Companies	.5
100.4

† Based on net assets.

See notes to financial statements.

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.2%
Automobiles & Components - .2%
Thor Industries	1,669		189,315
Banks - 6.9%
Cullen/Frost Bankers	14,541		1,660,873
Essent Group	28,488		1,341,215
First Bancorp	47,487		604,510
First Interstate BancSystem, Cl. A	6,441		283,790
First Merchants	7,729		318,048
First Republic Bank	410		81,565
Huntington Bancshares	40,054		622,039
SVB Financial Group	2,833	[a]	1,585,063
Synovus Financial	10,490		452,119
		6,949,222
Capital Goods - 10.8%
AerCap Holdings	3,645	[a]	196,575
AMETEK	549		74,648
Armstrong World Industries	9,742		1,012,486
Array Technologies	35,875	[a]	684,136
Astra Space	7,965	[a,b]	75,110
CNH Industrial	32,612		537,772
Colfax	9,458	[a]	455,592
Construction Partners, Cl. A	9,771	[a]	327,035
Curtiss-Wright	10,678		1,300,367
Energy Recovery	9,013	[a]	184,136
EnerSys	5,724		484,193
Fluor	25,814	[a,b]	430,061
Graco	1,134		88,928
GrafTech International	51,994		575,574
Kornit Digital	2,483	[a]	323,709
Masco	1,788		108,567
Maxar Technologies	13,230		420,582
Mercury Systems	5,103	[a]	257,089
Proto Labs	467	[a]	34,633
Quanta Services	4,645		474,255
Rexnord	8,152		495,316
Ribbit LEAP	1,400	[a]	14,420
Roper Technologies	402		194,279
SiteOne Landscape Supply	825	[a]	165,083
Terex	5,881		300,225
The AZEK Company	2,295	[a]	97,515
The Greenbrier Companies	13,973	[b]	616,209
Valmont Industries	1,556		387,226
WESCO International	5,208	[a]	609,440
		10,925,161
Commercial & Professional Services - 5.7%
ADT	35,770	[b]	306,191
CACI International, Cl. A	5,208	[a]	1,341,268
Clarivate	88,140	[a]	2,220,247
CoStar Group	1,961	[a]	166,175
Li-Cycle Holdings	8,116	[a,b]	71,096
Ritchie Bros Auctioneers	8,210		513,864
The Brink's Company	4,785		373,996
TPG Pace Tech Opportunities, Cl. A	13,183	[a]	131,566
U.S. Ecology	11,054	[a]	396,286
Waste Connections	1,640		211,904
		5,732,593

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Consumer Durables & Apparel - 3.4%
Callaway Golf	19,501	[a]	547,198
Hasbro	4,113		404,349
Lululemon Athletica	985	[a]	394,167
Newell Brands	17,739		450,748
Peloton Interactive, Cl. A	3,300	[a]	330,627
Skechers USA, CI. A	15,226	[a]	767,847
Under Armour, Cl. A	17,201	[a]	398,031
YETI Holdings	1,753	[a]	174,143
		3,467,110
Consumer Services - 5.9%
Aramark	16,845		586,038
Bloomin‘ Brands	15,559	[a,b]	416,826
Chegg	747	[a,b]	62,165
Cracker Barrel Old Country Store	1,114		159,948
DraftKings, Cl. A	2,626	[a,b]	155,696
European Wax Center, Cl. A	2,067	[a]	50,331
Expedia Group	1,441	[a]	208,225
Grand Canyon Education	10,082	[a]	898,709
Membership Collective Group, Cl. A	10,886	[a]	130,632
Norwegian Cruise Line Holdings	22,824	[a,b]	589,772
OneSpaWorld Holdings	7,879	[a]	82,730
Planet Fitness, Cl. A	9,591	[a]	779,748
Service Corp. International	27,190		1,706,444
Wynn Resorts	876	[a]	89,080
		5,916,344
Diversified Financials - 3.4%
Ares Management, Cl. A	1,927		148,726
LPL Financial Holdings	9,459		1,398,513
MarketWise	8,666	[a,b]	78,167
PJT Partners, Cl. A	13,687		1,080,999
Tradeweb Markets, Cl. A	1,104		96,059
Voya Financial	10,285	[b]	668,319
		3,470,783
Energy - 1.6%
Cactus, Cl. A	6,237		233,950
CNX Resources	38,428	[a]	436,542
EQT	9,168	[a]	168,049
PBF Energy, Cl. A	40,034	[a]	416,354
Viper Energy Partners	20,280		375,586
		1,630,481
Food & Staples Retailing - .2%
Grocery Outlet Holding	6,338	[a]	164,978
Food, Beverage & Tobacco - 1.6%
AppHarvest	8,134	[a,b]	68,326
Calavo Growers	1,625		76,245
Freshpet	2,183	[a]	279,730
J&J Snack Foods	7,039	[b]	1,152,707
		1,577,008
Health Care Equipment & Services - 10.7%
1Life Healthcare	12,059	[a]	295,566
ABIOMED	709	[a]	258,048
Acadia Healthcare	7,544	[a]	498,809
Accolade	343	[a,b]	16,251
Align Technology	672	[a]	476,448
Amedisys	2,971	[a]	545,030

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Health Care Equipment & Services - 10.7% (continued)
Apria	12,770	[a]	455,506
AtriCure	2,017	[a]	148,492
DexCom	833	[a]	441,007
Encompass Health	21,477		1,684,871
Evolent Health, Cl. A	6,771	[a,b]	166,296
Health Catalyst	3,164	[a,b]	172,786
Innovage Holding	9,648	[a]	145,009
Insulet	430	[a]	128,058
iRhythm Technologies	2,260	[a]	108,028
ModivCare	1,902	[a]	375,189
Molina Healthcare	4,430	[a]	1,190,651
Nevro	739	[a]	90,158
NuVasive	15,803	[a]	981,998
Oak Street Health	83	[a,b]	3,879
Omnicell	6,689	[a]	1,038,601
Outset Medical	19	[a,b]	937
Privia Health Group	14,090	[a]	420,023
R1 RCM	31,618	[a]	623,507
SOC Telemed	23,061	[a]	62,495
Tabula Rasa HealthCare	4,719	[a,b]	147,752
Teladoc Health	1,763	[a]	254,612
Teleflex	304		120,220
		10,850,227
Household & Personal Products - 1.0%
Inter Parfums	10,266		744,696
Spectrum Brands Holdings	2,833		221,144
		965,840
Insurance - 1.8%
BRP Group, Cl. A	15,036	[a]	566,105
Markel	102	[a]	129,566
Palomar Holdings	2,308	[a]	207,258
Reinsurance Group of America	4,054		469,534
The Hanover Insurance Group	2,879		406,831
		1,779,294
Materials - 3.4%
Alamos Gold, Cl. A	7,515		59,369
AptarGroup	7,526		1,014,505
Constellium	10,432	[a]	210,935
Kinross Gold	80,475		484,460
Newmont	783		45,406
Summit Materials, Cl. A	12,318	[a]	414,747
The Mosaic Company	19,662		632,723
Tronox Holdings, Cl. A	19,013		401,745
Vulcan Materials	712		132,382
		3,396,272
Media & Entertainment - 2.0%
Cardlytics	3,426	[a,b]	311,012
Eventbrite, Cl. A	40,223	[a,b]	711,143
EverQuote, Cl. A	10,739	[a]	211,451
Liberty Media Corp-Liberty Formula One, Cl. C	2,848	[a]	143,938
Live Nation Entertainment	1,265	[a]	109,676
Manchester United, Cl. A	4,877	[b]	84,079
Match Group	426	[a]	58,549

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Media & Entertainment - 2.0% (continued)
Spotify Technology	634	[a]	148,572
Twitter	4,327	[a]	279,092
		2,057,512
Pharmaceuticals Biotechnology & Life Sciences - 7.9%
10X Genomics, CI. A	1,729	[a]	304,166
Acceleron Pharma	1,056	[a]	141,377
Adaptive Biotechnologies	1,578	[a]	57,313
Alkermes	18,050	[a]	564,243
Arena Pharmaceuticals	2,707	[a]	143,254
Ascendis Pharma, ADR	437	[a]	68,491
Beam Therapeutics	1,245	[a,b]	138,095
Biohaven Pharmaceutical Holding	3,903	[a]	512,230
BioMarin Pharmaceutical	1,021	[a]	85,978
Bio-Techne	194		96,833
Blueprint Medicines	974	[a]	90,845
CareDx	1,600	[a]	117,248
Catalent	581	[a]	75,786
Cerevel Therapeutics Holdings	7,546	[a]	238,906
Crinetics Pharmaceuticals	5,562	[a]	131,096
Dyne Therapeutics	6,586	[a]	111,501
FibroGen	4,624	[a]	53,777
Generation Bio	4,492	[a,b]	112,300
Horizon Therapeutics	2,402	[a]	259,632
Illumina	406	[a]	185,607
Iovance Biotherapeutics	3,896	[a]	93,777
MeiraGTx Holdings	2,326	[a]	29,098
Moderna	571	[a]	215,090
NanoString Technologies	3,058	[a]	177,976
Natera	2,406	[a]	284,943
NeoGenomics	2,294	[a]	111,534
Neurocrine Biosciences	6,171	[a]	587,479
Pacific Biosciences of California	3,228	[a]	101,069
Passage Bio	5,289	[a]	63,574
PTC Therapeutics	3,240	[a]	141,426
Quanterix	4,299	[a]	219,464
Sarepta Therapeutics	7,353	[a]	574,416
Twist Bioscience	1,628	[a]	184,306
Ultragenyx Pharmaceutical	3,021	[a]	290,892
uniQure	2,785	[a,b]	80,765
United Therapeutics	2,781	[a]	597,581
Viatris	30,042		439,514
Xenon Pharmaceuticals	9,308	[a]	164,286
Zogenix	11,557	[a]	171,159
		8,017,027
Real Estate - 6.3%
Americold Realty Trust	44,296	[c]	1,627,435
Colliers International Group	4,438		620,210
CoreSite Realty	2,395	[c]	355,346
Equinix	148	[c]	124,831
Pebblebrook Hotel Trust	6,949	[c]	153,086
Physicians Realty Trust	56,300	[c]	1,042,113
Redfin	6,026	[a,b]	292,683
Sunstone Hotel Investors	77,912	[a,c]	903,000

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.2% (continued)
Real Estate - 6.3% (continued)
Urban Edge Properties		66,129	[c]	1,252,483
			6,371,187
Retailing - 1.1%
Coupang		1,999	[a]	59,890
Farfetch, Cl. A		2,301	[a]	96,320
National Vision Holdings		4,898	[a,b]	293,782
Ollie's Bargain Outlet Holdings		6,035	[a,b]	436,813
Ross Stores		1,627		192,637
			1,079,442
Semiconductors & Semiconductor Equipment - 2.1%
First Solar		1,312	[a]	123,328
MaxLinear		10,282	[a]	537,029
MKS Instruments		1,757		258,595
NVIDIA		724		162,067
Power Integrations		2,351		255,413
Semtech		3,692	[a]	258,145
SkyWater Technology		3,232	[a,b]	107,884
Skyworks Solutions		2,007		368,204
			2,070,665
Software & Services - 13.5%
Affirm Holdings		1,038	[a,b]	100,001
Amdocs		15,226		1,172,859
Bill.com Holdings		739	[a,b]	202,774
ChannelAdvisor		4,624	[a]	118,467
DocuSign		908	[a]	268,986
Dolby Laboratories, Cl. A		15,001		1,486,749
Euronet Worldwide		6,564	[a]	874,522
Everbridge		5,671	[a,b]	890,177
Fidelity National Information Services		702		89,695
Flywire		510	[a]	22,394
HubSpot		1,390	[a]	951,413
Marqeta, CI. A		53	[a]	1,539
MAXIMUS		16,216		1,412,251
Medallia		6,420	[a]	216,803
nCino		1,403	[a,b]	87,000
Paya Holdings		72,197	[a]	696,701
Proofpoint		1,863	[a,d]	327,888
Rapid7		4,754	[a,b]	577,706
ServiceNow		540	[a]	347,566
Shift4 Payments, Cl. A		2,665	[a]	228,417
Shopify, Cl. A		287	[a]	437,612
Splunk		1,038	[a]	158,679
Square, Cl. A		1,508	[a,b]	404,250
SS&C Technologies Holdings		1,298		98,207
The Trade Desk, Cl. A		1,319	[a]	105,586
Twilio, Cl. A		2,813	[a]	1,004,129
Vonage Holdings		13,184	[a]	185,894
Zendesk		3,050	[a,b]	376,980
Zoom Video Communications, CI. A		374	[a]	108,273
Zuora, Cl. A		37,456	[a]	636,003
			13,589,521
Technology Hardware & Equipment - 3.5%
ADTRAN		47,143		973,974

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.2% (continued)
Technology Hardware & Equipment - 3.5% (continued)
Amphenol, Cl. A		2,015		154,409
Calix		5,901	[a]	274,987
Ciena		13,398	[a]	765,428
Cognex		675		59,819
Lumentum Holdings		3,709	[a,b]	321,348
NETGEAR		1,965	[a]	70,209
nLight		4,445	[a]	122,726
Trimble		1,278	[a]	120,413
Western Digital		9,464	[a]	598,125
Zebra Technologies, Cl. A		185	[a]	108,626
			3,570,064
Telecommunication Services - .2%
Bandwidth, Cl. A		2,465	[a,b]	253,649
Transportation - 2.3%
Knight-Swift Transportation Holdings		7,189		373,325
Lyft, Cl. A		8,652	[a]	411,922
SkyWest		33,061	[a]	1,542,296
			2,327,543
Utilities - 1.7%
Clearway Energy, Cl. C		20,902		656,114
NextEra Energy Partners		8,079		645,754
Vistra Energy		21,991		419,808
			1,721,676
Total Common Stocks (cost $63,995,855)			98,072,914

Exchange-Traded Funds - .4%
Registered Investment Companies - .4%
iShares Russell 2000 Value ETF (cost $357,396)		2,167	[b]	355,388
	1-Day Yield (%)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,656,949)	0.06	2,656,949	[e]	2,656,949

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,344,395)	0.02	1,344,395	[e] 1,344,395
Total Investments (cost $68,354,595)		101.5%	102,429,646
Liabilities, Less Cash and Receivables		(1.5%)	(1,502,163)
Net Assets		100.0%	100,927,483

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $8,293,546 and the value of the collateral was $8,434,476, consisting of cash collateral of $1,344,395 and U.S. Government & Agency securities valued at $7,090,081.

c Investment in real estate investment trust within the United States.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At August 31, 2021, the value of these securities amounted to $327,888 or .32% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	19.0
Health Care	18.7
Industrials	18.7
Financials	12.1
Consumer Discretionary	10.6
Real Estate	6.3
Investment Companies	4.3
Materials	3.4
Consumer Staples	2.7
Communication Services	2.3
Utilities	1.7
Energy	1.6
Diversified	.1
101.5

† Based on net assets.

See notes to financial statements.

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 96.1%
Australia - 6.3%
AGL Energy	1,006,688	4,750,055
Aristocrat Leisure	94,866	3,169,462
Brambles	764,201	6,770,111
Fortescue Metals Group	367,140	5,640,207
Macquarie Group	47,907	5,843,631
Telstra	4,655,324	13,077,513
		39,250,979
Austria - 1.2%
OMV	137,248	7,605,268
Czech Republic - .5%
Avast	370,157	[a] 3,042,266
Denmark - 1.7%
Vestas Wind Systems	254,343	[b] 10,269,510
France - 12.4%
BNP Paribas	262,104	16,628,323
Cie Generale des Etablissements Michelin	20,162	3,262,651
Klepierre	265,751	6,495,360
LVMH	31,298	23,163,465
Sanofi	134,121	13,875,799
Teleperformance	17,917	7,920,618
Vinci	57,602	6,181,753
		77,527,969
Germany - 8.4%
Allianz	49,158	11,549,457
Daimler	169,781	[b] 14,317,490
Deutsche Post	213,363	15,009,892
Evonik Industries	103,285	3,487,878
HeidelbergCement	91,712	7,970,066
		52,334,783
Hong Kong - 2.0%
Sun Hung Kai Properties	895,500	12,619,406
Ireland - .9%
ICON	22,309	[c] 5,705,973
Italy - 2.8%
Enel	1,893,219	17,250,723
Japan - 23.8%
Advantest	30,800	2,665,237
Casio Computer	293,500	4,532,623
ENEOS Holdings	503,900	1,951,659
Fujitsu	59,000	10,886,697
ITOCHU	298,900	8,995,663
Mitsubishi Electric	687,000	9,401,250
Mizuho Financial Group	522,900	7,333,861
Nintendo	22,700	10,915,148
Nippon Telegraph & Telephone	396,900	10,592,177
Ono Pharmaceutical	170,700	4,102,448
Recruit Holdings	49,300	2,912,785
Seven & i Holdings	76,000	3,326,274
Shionogi & Co.	101,300	6,401,287
Sony Group	138,800	14,332,300
Sumitomo Mitsui Financial Group	462,300	15,972,388
Tokyo Electron	11,700	5,023,933
Trend Micro	268,900	14,738,599

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 96.1% (continued)
Japan - 23.8% (continued)
West Japan Railway	257,600	14,086,457
		148,170,786
Netherlands - 4.1%
ING Groep	472,272	6,524,331
Koninklijke Ahold Delhaize	448,574	15,132,208
Royal Dutch Shell, Cl. B	182,451	3,589,560
		25,246,099
Norway - .5%
Yara International	67,893	3,409,389
Singapore - 1.8%
Singapore Exchange	297,300	[b] 2,189,200
United Overseas Bank	488,200	9,288,673
		11,477,873
Spain - 1.6%
ACS Actividades de Construccion y Servicios	148,743	4,014,863
Enagas	273,203	6,214,589
		10,229,452
Sweden - 2.3%
Epiroc, Cl. A	464,845	10,199,769
Swedish Match	442,803	4,088,620
		14,288,389
Switzerland - 13.3%
Holcim	216,860	12,361,553
Logitech International	124,840	12,765,512
Novartis	158,332	14,660,082
Roche Holding	61,620	24,745,569
Sonova Holding	35,608	13,726,043
STMicroelectronics	97,707	4,351,087
		82,609,846
United Kingdom - 12.5%
BAE Systems	710,022	5,548,572
Bunzl	66,045	2,393,540
Centrica	5,892,482	4,209,424
Diageo	121,631	5,842,820
Ferguson	72,195	10,426,979
GlaxoSmithKline	278,982	5,607,624
Legal & General Group	1,774,587	6,592,315
Melrose Industries	767,093	1,769,050
Rio Tinto	100,636	7,446,503
Tate & Lyle	553,938	5,373,720
Unilever	316,637	17,613,386
Vodafone Group	2,903,307	4,868,170
		77,692,103
Total Common Stocks (cost $534,435,998)		598,730,814

Exchange-Traded Funds - .5%
United States - .5%
iShares MSCI EAFE ETF (cost $3,129,511)	39,803	[b] 3,209,714

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Description	Preferred Dividend Yield (%)	Shares	Value ($)
Preferred Stocks - 1.5%
Germany - 1.5%
Volkswagen (cost $11,089,705)	2.61	38,993	9,268,050
	1-Day Yield (%)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $968,234)	0.06	968,234	[d] 968,234

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,436,076)	0.02	3,436,076	[d] 3,436,076
Total Investments (cost $553,059,524)		98.8%	615,612,888
Cash and Receivables (Net)		1.2%	7,715,986
Net Assets		100.0%	623,328,874

ETF—Exchange-Traded Fund

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $3,042,266 or .49% of net assets.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $20,309,406 and the value of the collateral was $22,861,192, consisting of cash collateral of $3,436,076 and U.S. Government & Agency securities valued at $19,425,116.

c Non-income producing security.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.1
Capital Goods	11.1
Banks	8.9
Consumer Durables & Apparel	6.7
Materials	6.5
Utilities	5.2
Transportation	4.7
Software & Services	4.6
Telecommunication Services	4.6
Automobiles & Components	4.3
Real Estate	3.1
Food & Staples Retailing	3.0
Insurance	2.9
Household & Personal Products	2.8
Commercial & Professional Services	2.8
Food, Beverage & Tobacco	2.5
Health Care Equipment & Services	2.2
Energy	2.1
Technology Hardware & Equipment	2.0
Semiconductors & Semiconductor Equipment	1.9
Media & Entertainment	1.8
Diversified Financials	1.3
Investment Companies	1.2
Consumer Services	.5
98.8

† Based on net assets.

See notes to financial statements.

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 97.7%
Brazil - 4.8%
Banco do Brasil	879,300		5,154,247
Cia Brasileira de Distribuicao	110,500		607,977
Cia de Saneamento de Minas Gerais-COPASA	2,407,600		6,518,604
Cyrela Brazil Realty Empreendimentos e Participacoes	2,602,900		10,193,534
Minerva	3,058,100		4,873,278
Petroleo Brasileiro, ADR	2,073,808		22,480,079
Sendas Distribuidora	552,500		1,815,382
YDUQS Participacoes	285,000		1,430,842
		53,073,943
China - 25.5%
Agile Group Holdings	4,428,000		5,078,497
Agricultural Bank of China, Cl. H	17,239,000		5,785,160
Alibaba Group Holding, ADR	90,208	[a]	15,063,834
ANTA Sports Products	220,000		4,525,905
China CITIC Bank, Cl. H	17,907,000		8,242,684
China Construction Bank, Cl. H	27,927,939		20,180,781
China Galaxy Securities, Cl. H	10,471,000		5,883,454
China Shenhua Energy, Cl. H	6,202,500		13,732,914
Cosco Shipping Holdings, Cl. H	7,551,350	[a,b]	14,272,653
ENN Energy Holdings	788,900		15,610,735
Huazhu Group, ADR	34,922	[a]	1,686,383
Industrial Bank, Cl. A	1,630,000		4,665,646
JD.com, ADR	40,771	[a]	3,202,970
Lonking Holdings	18,121,000		5,685,056
Meituan, Cl. B	168,500	[a,c]	5,394,635
NetDragon Websoft Holdings	2,647,000		5,921,967
NetEase, ADR	62,426		6,081,541
New China Life Insurance, Cl. H	1,940,300		5,713,038
NIO, ADR	107,767	[a]	4,236,321
OneConnect Financial Technology, ADR	71,893	[a]	337,897
Ping An Insurance Group Company of China, Cl. H	2,006,000		15,578,679
Shanghai Pharmaceuticals Holding, Cl. H	4,798,100		9,525,315
Sinotruk Hong Kong	2,155,500		4,245,898
Sunny Optical Technology Group	190,500		5,760,963
TAL Education Group, ADR	38,701	[a]	205,889
Tencent Holdings	1,313,700		81,280,168
Wuxi Biologics Cayman	436,500	[a,c]	6,757,305
Zoomlion Heavy Industry Science & Technology, Cl. A	3,933,135		4,795,319
		279,451,607
Czech Republic - .2%
Avast	221,654	[c]	1,821,742
Hong Kong - 3.1%
Bosideng International Holdings	16,420,000		13,427,434
Galaxy Entertainment Group	405,224	[b]	2,597,306
Shimao Group Holdings	2,406,000		4,974,443
SITC International Holdings	2,954,000		12,875,763
		33,874,946
India - 9.2%
Colgate-Palmolive India	208,035		4,825,061
Glenmark Pharmaceuticals	764,497		5,553,029

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
India - 9.2% (continued)
ICICI Bank	620,037		6,106,737
Indus Towers	1,887,343		5,567,090
Infosys	330,643		7,728,326
Larsen & Toubro	128,777		2,949,572
Mindtree	300,237		14,916,750
Motherson Sumi Systems	3,285,120		9,836,349
Power Grid Corporation of India	2,726,304		6,548,059
REC	2,837,861		5,896,703
Shriram Transport Finance	305,326		5,657,151
Tata Steel	552,435		10,973,788
Tech Mahindra	485,544		9,627,747
UPL	433,736		4,403,750
		100,590,112
Indonesia - 1.0%
Astra International	4,798,600		1,757,945
Bank Rakyat Indonesia	10,927,500		3,011,048
Indofood Sukses Makmur	13,753,700		5,954,713
		10,723,706
Mexico - 1.0%
Arca Continental	639,600		4,119,949
Grupo Aeroportuario del Centro Norte	508,100	[a]	3,062,413
Wal-Mart de Mexico	959,177		3,403,732
		10,586,094
Philippines - 1.2%
Ayala Land	2,402,700		1,629,972
International Container Terminal Services	2,584,410		9,667,512
Puregold Price Club	1,746,280		1,465,471
		12,762,955
Russia - 3.9%
Lukoil, ADR	187,547		16,044,646
Sberbank of Russia, ADR	935,950		16,725,427
X5 Retail Group, GDR	210,717		6,981,054
Yandex, Cl. A	36,022	[a]	2,770,092
		42,521,219
Saudi Arabia - .5%
Jarir Marketing	105,521		6,093,755
Singapore - 2.0%
Sea, ADR	64,214	[a]	21,724,881
South Africa - 5.5%
Clicks Group	354,465		7,382,974
Impala Platinum Holdings	713,575		10,949,548
MTN Group	555,591		5,103,730
MultiChoice Group	763,336		6,037,849
Sibanye Stillwater	5,278,734		21,403,833
The Foschini Group	933,896		9,598,532
		60,476,466
South Korea - 15.5%
CJ CheilJedang	12,705		4,969,354
DB Insurance	161,131		8,157,652
DGB Financial Group	601,744		4,722,817
Hana Financial Group	177,387		6,892,306
Hyundai Mobis	76,739		18,366,529
KB Financial Group	304,152		13,876,960

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.7% (continued)
South Korea - 15.5% (continued)
Kia Motors		62,054	4,554,569
Korea Investment Holdings		124,828	10,260,131
Kumho Petrochemical		71,690	12,026,137
LG Electronics		107,654	13,184,586
Osstem Implant		54,185	7,491,358
POSCO		60,370	17,546,846
Samsung Electronics		512,065	33,874,152
Shinhan Financial Group		213,721	7,161,206
SK Hynix		78,368	7,198,406
			170,283,009
Taiwan - 19.9%
Chailease Holding		4,278,795	41,145,971
EVA Airways		6,701,000	[a] 4,642,474
Evergreen Marine		3,094,000	15,183,358
MediaTek		811,000	26,366,608
momo.com		525,700	32,531,997
Taiwan Semiconductor Manufacturing		4,387,000	97,195,158
TCI		158,303	1,542,274
			218,607,840
Thailand - 1.1%
Sri Trang Gloves Thailand		5,083,600	5,835,514
Thai Beverage		3,812,300	1,928,197
Thanachart Capital		3,994,700	4,554,571
			12,318,282
Turkey - 1.6%
BIM Birlesik Magazalar		734,511	6,345,772
Eregli Demir ve Celik Fabrikalari		4,973,136	11,230,144
			17,575,916
United Arab Emirates - .2%
Dubai Islamic Bank		1,976,608	2,744,429
Uruguay - 1.5%
Globant		49,867	[a,b] 16,071,137
Total Common Stocks (cost $686,378,042)			1,071,302,039
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Brazil - .6%
Banco do Estado do Rio Grande do Sul, Cl. B	8.48	674,500	1,620,115
Cia Energetica de Minas Gerais	6.36	2,141,772	5,550,349
Total Preferred Stocks (cost $6,322,696)			7,170,464
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,580,677)	0.06	7,580,677	[d] 7,580,677

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,266,196)	0.02	3,266,196	[d] 3,266,196
Total Investments (cost $703,547,611)		99.3%	1,089,319,376
Cash and Receivables (Net)		.7%	7,711,465
Net Assets		100.0%	1,097,030,841

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $14,487,023 and the value of the collateral was $14,982,821, consisting of cash collateral of $3,266,196 and U.S. Government & Agency securities valued at $11,716,625.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $13,973,682 or 1.27% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Semiconductors & Semiconductor Equipment	11.9
Media & Entertainment	11.3
Banks	10.2
Materials	8.1
Retailing	6.5
Diversified Financials	6.3
Transportation	5.4
Energy	4.8
Software & Services	4.6
Consumer Durables & Apparel	3.8
Technology Hardware & Equipment	3.6
Automobiles & Components	3.5
Utilities	3.1
Insurance	2.7
Food & Staples Retailing	2.5
Health Care Equipment & Services	2.1
Food, Beverage & Tobacco	2.0
Capital Goods	1.6
Pharmaceuticals Biotechnology & Life Sciences	1.1
Real Estate	1.1
Investment Companies	1.0
Telecommunication Services	1.0
Household & Personal Products	.6
Consumer Services	.5
99.3

† Based on net assets.

See notes to financial statements.

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.0%
Australia - 6.0%
Aurizon Holdings	234,990	649,808
BHP Group	20,050	668,988
National Australia Bank	42,170	855,456
Suncorp Group	51,710	472,099
Wesfarmers	62,680	2,748,921
Westpac Banking	4,650	87,832
		5,483,104
Brazil - .5%
Vale	23,380	444,242
Canada - 8.4%
Canadian Natural Resources	20,470	677,385
Manulife Financial	40,480	788,328
Royal Bank of Canada	26,410	2,712,905
Shopify, Cl. A	560	[a] 855,142
The Toronto-Dominion Bank	39,520	2,566,380
		7,600,140
China - 8.1%
Alibaba Group Holding, ADR	6,300	[a] 1,052,037
Bank of China, Cl. H	1,631,720	572,758
Fuyao Glass Industry Group, Cl. H	102,810	[b] 633,189
Guangzhou R&F Properties, Cl. H	838,380	715,767
Industrial & Commercial Bank of China, Cl. H	445,840	248,789
KWG Group Holdings	220,640	232,627
Lenovo Group	325,950	361,261
Sinotruk Hong Kong	284,580	560,565
Tencent Holdings	15,820	978,802
TravelSky Technology, Cl. H	131,670	246,835
Xinyi Solar Holdings	289,920	700,808
Zhejiang Expressway, Cl. H	1,014,760	889,837
Zijin Mining Group, Cl. H	131,340	187,111
		7,380,386
Czech Republic - 1.3%
CEZ	38,040	1,198,919
Finland - 4.2%
Fortum	61,970	1,881,960
Nordea Bank	89,020	[a] 1,046,232
Sampo, Cl. A	18,000	929,628
		3,857,820
France - 5.0%
AXA	82,420	2,314,208
Credit Agricole	10,260	147,918
Eutelsat Communications	12,350	142,644
Sanofi	7,224	747,376
TotalEnergies	22,160	977,148
Unibail-Rodamco-Westfield	2,440	213,772
		4,543,066
Germany - 4.4%
Allianz	2,830	664,896
Bayer	8,169	454,739
Deutsche Post	12,260	862,480
Deutsche Telekom	13,400	284,923
HOCHTIEF	1,330	106,473
METRO	81,610	1,086,952

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.0% (continued)
Germany - 4.4% (continued)
SAP	3,440	517,714
		3,978,177
Greece - 1.3%
OPAP	74,560	1,169,128
Hong Kong - 1.3%
Nine Dragons Paper Holdings	441,310	603,738
PCCW	811,410	423,574
Yue Yuen Industrial Holdings	69,140	140,281
		1,167,593
Italy - 1.5%
Eni	98,800	1,219,544
Recordati Industria Chimica E Farmaceutica	2,380	156,134
		1,375,678
Japan - 14.6%
Aozora Bank	21,990	515,895
Canon	35,220	836,041
Denso	14,460	1,013,376
Honda Motor	19,680	597,833
ITOCHU	88,690	2,669,205
Mitsubishi	26,970	811,686
Mitsui & Co.	33,110	731,029
MS&AD Insurance Group Holdings	30,720	992,679
Nintendo	940	451,993
Otsuka	15,710	813,953
Sumitomo	34,140	482,394
Takeda Pharmaceutical	49,740	1,663,350
Tokyo Electron	3,290	1,412,713
Toyota Motor	3,220	280,746
		13,272,893
Macau - .1%
Sands China	20,760	66,598
Malaysia - .4%
British American Tobacco Malaysia	32,450	109,754
Top Glove	285,710	274,919
		384,673
Mexico - .3%
Grupo Mexico, Ser. B	54,410	252,273
Netherlands - 1.8%
ASML Holding	990	823,520
NN Group	6,510	337,983
Royal Dutch Shell, Cl. A	22,110	435,177
Royal Dutch Shell, Cl. B	171	3,364
		1,600,044
New Zealand - 2.0%
Spark New Zealand	540,100	1,855,335
Poland - 1.1%
Powszechny Zaklad Ubezpieczen	97,970	1,038,493
Portugal - .1%
Galp Energia	5,450	55,818
Russia - 3.4%
Novolipetsk Steel	338,960	1,142,583
Severstal	81,664	1,916,435
		3,059,018

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.0% (continued)
Singapore - 1.2%
DBS Group Holdings		18,291	407,736
Singapore Telecommunications		409,620	706,845
			1,114,581
South Africa - 1.0%
Kumba Iron Ore		15,650	703,516
MTN Group		6,750	62,006
Resilient REIT		25,714	101,236
			866,758
South Korea - 2.4%
KT&G		14,070	990,221
Samsung Electronics		18,620	1,231,751
			2,221,972
Spain - 1.6%
ACS Actividades de Construccion y Servicios		32,430	875,349
Telefonica		121,620	600,475
			1,475,824
Sweden - .6%
Telia		115,580	496,102
Switzerland - 6.6%
Nestle		14,180	1,792,185
Novartis		11,250	1,041,646
Partners Group Holding		180	319,214
Roche Holding		2,941	1,181,057
Zurich Insurance Group		3,785	1,661,556
			5,995,658
Taiwan - 6.9%
Asustek Computer		112,170	1,311,385
Globalwafers		31,200	979,450
Taiwan Cement		569,497	995,621
Taiwan Semiconductor Manufacturing		117,120	2,594,825
Uni-President Enterprises		4,020	10,488
United Microelectronics		174,530	397,382
			6,289,151
Thailand - .0%
BTS Group Holdings		55,400	16,156
Turkey - .7%
Ford Otomotiv Sanayi		29,728	614,113
United Arab Emirates - .4%
Dubai Islamic Bank		245,428	340,766
United Kingdom - 9.8%
AstraZeneca		2,674	313,004
BP		334,530	1,365,758
British American Tobacco		31,890	1,196,502
GlaxoSmithKline		87,766	1,764,124
Imperial Brands		77,970	1,652,443
Legal & General Group		123,140	457,446
Persimmon		28,130	1,137,031
Rio Tinto		2,030	150,209
SSE		40,390	906,530
			8,943,047
Total Common Stocks (cost $69,382,314)			88,157,526

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Exchange-Traded Funds - .9%
United States - .9%
iShares MSCI EAFE ETF (cost $834,262)		10,350	[c] 834,624
	Preferred Dividend Yield (%)
Preferred Stocks - .4%
Brazil - .1%
Gerdau	5.32	16,360	89,634
South Korea - .3%
Samsung Electronics	4.19	4,030	246,086
Total Preferred Stocks (cost $375,664)			335,720
	Maturity Date	Number of Warrants
Warrants - .0%
Thailand - .0%
BTS Group Holdings	12/31/2021	11,346	0
BTS Group Holdings	12/31/2021	5,673	0
BTS Group Holdings	12/31/2021	2,836	0
Total Warrants (cost $0)			0
	1-Day Yield (%)	Shares
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $223,898)	0.06	223,898	[d] 223,898
Total Investments (cost $70,816,138)		98.5%	89,551,768
Cash and Receivables (Net)		1.5%	1,369,847
Net Assets		100.0%	90,921,615

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $633,189 or .7% of net assets.

c Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $826,237 and the value of the collateral was $843,590, consisting of U.S. Government & Agency securities.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Insurance	10.5
Banks	10.4
Pharmaceuticals Biotechnology & Life Sciences	8.0
Materials	7.9
Semiconductors & Semiconductor Equipment	7.6
Capital Goods	6.9
Food, Beverage & Tobacco	6.3
Energy	5.2
Telecommunication Services	4.9
Utilities	4.4
Technology Hardware & Equipment	4.4
Retailing	4.2
Automobiles & Components	3.4
Software & Services	2.7
Transportation	2.7
Media & Entertainment	1.7
Consumer Durables & Apparel	1.4
Real Estate	1.4
Consumer Services	1.4
Food & Staples Retailing	1.2
Investment Companies	1.1
Diversified Financials	.3
Health Care Equipment & Services	.3
98.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 11.5%
Aerospace & Defense - .1%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	235,000	249,962
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	275,000	307,538
				557,500
Airlines - .1%
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	270,132	267,441
Delta Air Lines Pass Through Trust, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000	265,811
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	259,498	262,009
				795,261
Automobiles & Components - .1%
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	150,000	164,035
General Motors Financial, Sr. Unscd. Notes	1.50	6/10/2026	150,000	150,173
				314,208
Banks - .8%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	200,000	210,924
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	495,000	542,366
Citigroup, Sub. Notes	4.45	9/29/2027	435,000	498,512
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	310,000	324,529
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	175,000	211,568
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	[a] 294,873
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	200,000	[a,b] 211,825
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	500,000	504,935
NatWest Group, Sr. Unscd. Notes	5.08	1/27/2030	260,000	312,072
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	255,000	[a,b] 294,259
Societe Generale, Sub. Notes	4.75	11/24/2025	250,000	[b] 278,522
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	395,000	576,265
				4,260,650
Beverage Products - .1%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	320,000	409,012
Chemicals - .1%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	375,000	430,283
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	230,000	[b] 245,995
				676,278
Commercial & Professional Services - .2%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	320,000	365,934
Novant Health, Unscd. Bonds	2.64	11/1/2036	200,000	207,359
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	325,000	411,423
				984,716
Commercial Mortgage Pass-Through Certificates - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	219,701	220,646
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	304,470	313,792
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000	556,693
				1,091,131
Diversified Financials - .3%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	225,000	222,720
Aircastle, Sr. Unscd. Notes	2.85	1/26/2028	500,000	[b] 511,937
Ares Capital, Sr. Unscd. Notes	2.88	6/15/2028	275,000	280,613
BlackRock TCP Capital, Sr. Unscd. Notes	2.85	2/9/2026	200,000	204,802
Blackstone Secured Lending Fund, Sr. Unscd. Notes	2.13	2/15/2027	250,000	[b] 247,223
				1,467,295
Electronic Components - .1%
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	300,000	324,644
Energy - .4%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	255,000	261,648

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 11.5% (continued)
Energy - .4% (continued)
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	250,000	290,943
Diamondback Energy, Gtd. Notes	3.13	3/24/2031	200,000	208,409
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	215,000	231,773
Enbridge, Gtd. Notes	2.50	8/1/2033	195,000	197,068
Energy Transfer, Sr. Unscd. Notes	5.25	4/15/2029	440,000	518,766
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	175,000	193,318
Sabine Pass Liquefaction, Sr. Scd. Notes	4.50	5/15/2030	200,000	231,874
				2,133,799
Environmental Control - .0%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	225,000	249,683
Financials - .1%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	225,000	[b] 263,503
Food Products - .1%
The Kroger Company, Sr. Unscd. Notes	1.70	1/15/2031	300,000	290,655
Health Care - .3%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	325,000	355,484
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	230,000	320,807
Astrazeneca Finance, Gtd. Notes	1.20	5/28/2026	225,000	226,295
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	405,000	504,605
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	2.81	6/1/2041	175,000	180,915
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	195,000	233,303
				1,821,409
Industrial - .0%
John Deere Capital, Sr. Unscd. Notes	0.45	1/17/2024	225,000	225,160
Information Technology - .3%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	305,000	328,545
Fidelity National Information Services, Sr. Unscd. Notes	3.10	3/1/2041	225,000	234,581
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	275,000	337,287
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	360,000	359,593
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	275,000	309,364
				1,569,370
Insurance - .1%
MetLife, Jr. Sub. Notes, Ser. G	3.85	9/15/2025	100,000	[a] 105,250
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	250,000	273,192
				378,442
Internet Software & Services - .2%
Amazon.com, Sr. Unscd. Notes	1.00	5/12/2026	350,000	[c] 351,991
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	245,000	248,029
eBay, Sr. Unscd. Notes	1.90	3/11/2025	320,000	331,134
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	280,000	[b] 310,768
				1,241,922
Media - .1%
Sky, Gtd. Notes	3.75	9/16/2024	425,000	[b] 463,539
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	145,000	154,105
				617,644
Municipal Securities - .7%
California, GO	3.38	4/1/2025	175,000	191,215
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	375,000	533,035

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.5% (continued)
Municipal Securities - .7% (continued)
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	150,000		159,081
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000		402,452
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000		356,230
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	1.48	1/1/2028	200,000		200,706
New York City, GO, Refunding Ser. D	1.92	8/1/2031	175,000		175,914
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	250,000		260,101
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	255,000		258,727
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	2.15	7/1/2030	280,000		287,495
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	250,000		288,186
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	210,000		211,988
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	340,000		407,490
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	160,000		159,838
				3,892,458
Real Estate - .3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	265,000		297,649
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	400,000		473,682
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	200,000		216,387
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	265,000		281,947
Life Storage, Gtd. Notes	4.00	6/15/2029	160,000		181,719
Spirit Realty, Gtd. Notes	2.10	3/15/2028	225,000		226,219
				1,677,603
Retailing - .1%
7-Eleven, Sr. Unscd. Notes	1.80	2/10/2031	275,000	[b]	266,181
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	225,000		252,645
The Home Depot, Sr. Unscd. Notes	1.38	3/15/2031	280,000	[c]	270,545
				789,371
Semiconductors & Semiconductor Equipment - .3%
Broadcom, Gtd. Notes	3.75	2/15/2051	150,000	[b]	156,440
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	300,000		326,573
KLA, Sr. Unscd. Notes	4.10	3/15/2029	225,000		259,316
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	315,000		365,206
Microchip Technology, Sr. Scd. Notes	0.97	2/15/2024	310,000	[b]	310,442
Microchip Technology, Sr. Scd. Notes	0.98	9/1/2024	115,000	[b]	114,945
NXP Funding, Gtd. Notes	2.70	5/1/2025	100,000	[b]	105,251
				1,638,173
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	255,000		327,583
Telecommunication Services - .3%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	345,000		412,640
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	300,000		338,805
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	325,000		323,242
Verizon Communications, Sr. Unscd. Notes	3.40	3/22/2041	140,000		150,249

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.5% (continued)
Telecommunication Services - .3% (continued)
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	310,000		440,847
				1,665,783
Transportation - .2%
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	310,000		345,663
Ryder System, Sr. Unscd. Notes	3.35	9/1/2025	290,000		313,583
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	235,000		250,051
				909,297
U.S. Government Agencies Mortgage-Backed - 3.0%
Federal Home Loan Mortgage Corp.:
1.50%, 1/1/2036-10/1/2050			698,477	[d]	697,883
2.00%, 6/1/2041-8/1/2041			763,446	[d]	782,042
2.50%, 4/1/2036-5/1/2051			1,114,127	[d]	1,161,786
3.00%, 7/1/2051			380,904	[d]	399,607
3.50%, 5/1/2051			546,627	[d]	579,404
5.00%, 8/1/2049			124,489	[d]	136,893
Federal National Mortgage Association:
2.00%, 2/1/2036-3/1/2051			2,061,567	[d]	2,103,649
2.50%, 1/1/2051-7/1/2051			1,476,357	[d]	1,534,786
3.00%, 1/1/2035-7/1/2051			1,934,008	[d]	2,034,667
3.50%, 5/1/2051			382,696	[d]	404,862
4.00%, 2/1/2050-8/1/2051			699,300	[d]	752,568
4.50%, 3/1/2050			260,360	[d]	283,258
Government National Mortgage Association I:
4.00%, 7/15/2049			124,940		134,419
Government National Mortgage Association II:
2.00%, 6/20/2051-8/20/2051			661,340		674,798
2.50%, 5/20/2051-7/20/2051			1,226,008		1,266,212
3.00%, 6/20/2050-6/20/2051			834,625		872,038
3.50%, 7/20/2051-9/20/2051			1,196,720		1,273,214
4.00%, 2/20/2051-5/20/2051			900,148		937,446
4.50%, 7/20/2051			472,374		506,932
				16,536,464
U.S. Treasury Securities - 2.6%
U.S. Treasury Bonds	1.13	8/15/2040	305,000		270,854
U.S. Treasury Bonds	1.88	2/15/2041	605,000		609,868
U.S. Treasury Bonds	2.38	5/15/2051	115,000		127,030
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	10/15/2024	317,691	[e]	341,514
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	1,030,823	[c,e]	1,112,822
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	647,320	[e]	711,242
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	314,933	[e]	351,757
U.S. Treasury Notes	0.13	1/31/2023	1,095,000		1,095,000
U.S. Treasury Notes	0.13	12/31/2022	410,000		410,032
U.S. Treasury Notes	0.13	12/15/2023	180,000		179,445
U.S. Treasury Notes	0.13	2/28/2023	390,000		389,924
U.S. Treasury Notes	0.13	7/31/2023	260,000	[c]	259,716

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 11.5% (continued)
U.S. Treasury Securities - 2.6% (continued)
U.S. Treasury Notes	0.25	6/15/2024	520,000		518,416
U.S. Treasury Notes	0.25	10/31/2025	595,000	[c]	585,192
U.S. Treasury Notes	0.25	8/31/2025	245,000		241,421
U.S. Treasury Notes	0.50	8/31/2027	625,000		609,155
U.S. Treasury Notes	0.63	5/15/2030	755,000		717,191
U.S. Treasury Notes	0.63	7/31/2026	205,000		203,607
U.S. Treasury Notes	0.63	12/31/2027	200,000		195,531
U.S. Treasury Notes	1.13	2/15/2031	630,000	[c]	621,633
U.S. Treasury Notes	1.50	2/15/2030	620,000	[c]	634,773
U.S. Treasury Notes	1.63	8/15/2029	205,000		212,303
U.S. Treasury Notes	1.75	11/15/2029	665,000	[c]	695,055
U.S. Treasury Notes	1.75	12/31/2026	255,000	[c]	267,332
U.S. Treasury Notes	2.00	11/15/2026	525,000		557,033
U.S. Treasury Notes	2.13	7/31/2024	200,000		210,152
U.S. Treasury Notes	2.25	11/15/2027	120,000		129,370
U.S. Treasury Notes	2.38	5/15/2027	605,000		655,291
U.S. Treasury Notes	2.50	1/31/2024	210,000		221,189
U.S. Treasury Notes	2.50	2/28/2026	345,000		372,580
U.S. Treasury Notes	2.63	12/31/2023	305,000		321,692
U.S. Treasury Notes	2.63	1/31/2026	120,000		130,130
U.S. Treasury Notes	2.88	11/30/2025	5,000		5,465
U.S. Treasury Notes	3.13	11/15/2028	220,000		251,118
				14,214,833
Utilities - .2%
Appalachian Power, Sr. Unscd. Notes, Ser. AA	2.70	4/1/2031	280,000		292,395
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	160,000		188,560
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	275,000		316,815
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	290,000		335,732
				1,133,502
Total Bonds and Notes (cost $59,810,752)			62,457,349
Description			Shares		Value ($)
Common Stocks - 26.3%
Advertising - .0%
Omnicom Group			1,955		143,145
Aerospace & Defense - .4%
Howmet Aerospace			2,805		89,059
L3Harris Technologies			814		189,670
Lockheed Martin			1,379		496,164
Northrop Grumman			592		217,678
Raytheon Technologies			5,029		426,258
Teledyne Technologies			187	[f]	86,652
The Boeing Company			1,883	[f]	413,318
				1,918,799
Agriculture - .2%
Altria Group			7,361		369,743
Archer-Daniels-Midland			960		57,600
Philip Morris International			6,759		696,177
				1,123,520

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Airlines - .1%
Delta Air Lines	4,125	[f]	166,815
Southwest Airlines	2,875	[f]	143,117
		309,932
Automobiles & Components - .5%
BorgWarner	4,815		205,504
Ford Motor	21,780	[f]	283,793
General Motors	4,685	[f]	229,612
Tesla	2,698	[f]	1,984,973
		2,703,882
Banks - 1.1%
Bank of America	36,493		1,523,583
Citigroup	5,056		363,577
Citizens Financial Group	4,435		194,209
Comerica	2,895		213,969
Huntington Bancshares	9,285		144,196
JPMorgan Chase & Co.	9,614		1,537,759
M&T Bank	623		87,226
People's United Financial	5,890		96,773
Regions Financial	11,540		235,762
The PNC Financial Services Group	2,230		426,153
Truist Financial	5,473		312,289
U.S. Bancorp	8,125		466,294
Wells Fargo & Co.	11,244		513,851
Zions Bancorp	2,290		132,591
		6,248,232
Beverage Products - .4%
CVS Health	4,335		374,501
Molson Coors Beverage, Cl. B	1,840		87,455
Monster Beverage	3,998	[f]	390,085
PepsiCo	5,011		783,670
The Coca-Cola Company	13,183		742,335
		2,378,046
Building Materials - .1%
Carrier Global	4,240		244,224
Johnson Controls International	3,162		236,518
		480,742
Chemicals - .5%
Air Products & Chemicals	767		206,714
Albemarle	805		190,576
Celanese	773		122,598
Dow	3,055		192,159
DuPont de Nemours	3,360		248,707
Eastman Chemical	1,785		201,991
Ecolab	553		124,624
FMC	346		32,396
Linde	1,988		625,405
LyondellBasell Industries, Cl. A	1,455		146,009
PPG Industries	880		140,404
The Sherwin-Williams Company	759		230,486

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Chemicals - .5% (continued)
Vulcan Materials	628		116,764
		2,578,833
Commercial & Professional Services - .3%
Automatic Data Processing	1,940		405,538
Cintas	455		180,075
Equifax	579		157,639
FLEETCOR Technologies	296	[f]	77,931
IHS Markit	1,431		172,579
Nielsen Holdings	3,950		84,767
S&P Global	1,736		770,472
		1,849,001
Consumer Discretionary - .4%
Chipotle Mexican Grill	116	[f]	220,786
D.R. Horton	1,990		190,284
Darden Restaurants	970		146,130
Hasbro	793		77,960
Hilton Worldwide Holdings	1,112	[f]	138,844
Las Vegas Sands	1,250	[f]	55,763
Lennar, Cl. A	1,875		201,206
Marriott International, Cl. A	1,377	[f]	186,088
MGM Resorts International	3,600		153,432
Royal Caribbean Cruises	723	[f]	59,814
Starbucks	4,623		543,156
Whirlpool	646		143,108
Wynn Resorts	987	[f]	100,368
Yum! Brands	696		91,197
		2,308,136
Consumer Durables & Apparel - .2%
NIKE, Cl. B	6,011		990,252
Tapestry	4,150		167,328
		1,157,580
Consumer Staples - .3%
Church & Dwight	1,145		95,791
Colgate-Palmolive	3,460		269,707
The Estee Lauder Companies, Cl. A	756		257,410
The Procter & Gamble Company	8,699		1,238,651
		1,861,559
Diversified Financials - 1.3%
American Express	4,493		745,658
BlackRock	577		544,278
Capital One Financial	1,865		309,534
CME Group	1,114		224,716
Discover Financial Services	1,739		222,975
Intercontinental Exchange	1,846		220,652
Invesco	8,985		227,500
Mastercard, Cl. A	3,061		1,059,810
Moody's	692		263,493
Morgan Stanley	4,770		498,131
Northern Trust	1,381		163,676

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 26.3% (continued)
Diversified Financials - 1.3% (continued)
State Street	940	87,335
T. Rowe Price Group	856	191,633
The Charles Schwab	3,505	255,339
The Goldman Sachs Group	787	325,432
Visa, Cl. A	7,693	1,762,466
		7,102,628
Electronic Components - .5%
AMETEK	1,235	167,923
Amphenol, Cl. A	1,756	134,562
Emerson Electric	2,845	300,147
Fastenal	3,550	198,267
Fortive	1,255	92,707
Garmin	1,168	203,734
Honeywell International	2,989	693,179
PACCAR	2,645	216,546
Quanta Services	2,165	221,046
TE Connectivity	1,585	238,099
United Rentals	611	[f] 215,469
		2,681,679
Energy - .6%
Baker Hughes	3,420	77,908
Cabot Oil & Gas	7,250	115,203
Chevron	4,622	447,271
ConocoPhillips	7,062	392,153
Devon Energy	5,325	157,354
Diamondback Energy	1,550	119,567
DT Midstream	523	24,304
EOG Resources	4,635	312,955
Exxon Mobil	11,471	625,399
Halliburton	4,010	80,120
Hess	1,685	115,844
Kinder Morgan	6,857	111,563
Marathon Oil	11,755	138,121
Marathon Petroleum	1,585	93,943
Occidental Petroleum	2,755	70,776
ONEOK	1,930	101,364
Phillips 66	1,480	105,213
Pioneer Natural Resources	471	70,495
Schlumberger	7,885	221,095
The Williams Companies	1,775	43,825
Valero Energy	1,086	72,013
		3,496,486
Environmental Control - .0%
Waste Management	1,115	172,948
Food & Staples Retailing - .4%
Costco Wholesale	1,496	681,413
Sysco	1,860	148,149
The Kroger Company	3,215	147,986
Walgreens Boots Alliance	2,465	125,099

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Food & Staples Retailing - .4% (continued)
Walmart	7,242		1,072,540
		2,175,187
Food Products - .2%
Conagra Brands	2,650		87,768
General Mills	3,390		195,976
McCormick & Co.	535		46,165
Mondelez International, Cl. A	4,860		301,660
The Hershey Company	673		119,592
The J.M. Smucker Company	721		89,166
Tyson Foods, Cl. A	1,210		95,009
		935,336
Forest Products & Paper - .0%
International Paper	2,340		140,611
Health Care - 3.5%
Abbott Laboratories	6,331		800,048
AbbVie	6,781		819,009
ABIOMED	235	[f]	85,531
Agilent Technologies	3,667		643,448
Align Technology	292	[f]	207,028
Amgen	3,439		775,598
Anthem	836		313,609
Baxter International	655		49,924
Becton Dickinson & Co.	290		72,993
Biogen	439	[f]	148,781
Boston Scientific	5,510	[f]	248,776
Bristol-Myers Squibb	7,588		507,334
Centene	1,855	[f]	116,828
Cigna	1,073		227,100
Corteva	2,493		109,617
Danaher	3,675		1,191,288
DexCom	410	[f]	217,062
Edwards Lifesciences	1,846	[f]	216,314
Eli Lilly & Co.	2,634		680,336
Gilead Sciences	4,680		340,610
HCA Healthcare	1,394		352,654
Henry Schein	830	[f]	62,740
Hologic	825	[f]	65,299
Humana	547		221,765
IDEXX Laboratories	678	[f]	456,809
Illumina	339	[f]	154,977
Intuitive Surgical	434	[f]	457,245
Johnson & Johnson	11,838		2,049,513
Laboratory Corp. of America Holdings	610	[f]	185,062
McKesson	503		102,682
Medtronic	3,668		489,605
Merck & Co.	7,170		546,999
Pfizer	28,956		1,334,003
Quest Diagnostics	805		123,028
Regeneron Pharmaceuticals	329	[f]	221,549

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Health Care - 3.5% (continued)
ResMed	547		158,920
Steris	559		120,191
Stryker	716		198,404
Teleflex	189		74,742
The Cooper Companies	379		170,819
Thermo Fisher Scientific	2,123		1,178,159
UnitedHealth Group	3,713		1,545,611
Universal Health Services, Cl. B	906		141,119
Vertex Pharmaceuticals	639	[f]	127,985
Viatris	3,599		52,653
Zimmer Biomet Holdings	1,043		156,919
Zoetis	2,677		547,607
		19,068,293
Household & Personal Products - .1%
Kimberly-Clark	2,191		301,942
The Clorox Company	1,147		192,753
		494,695
Industrial - .7%
3M	1,628		317,037
Caterpillar	1,778		374,927
Copart	965	[f]	139,269
Deere & Co.	1,345		508,450
Dover	1,264		220,391
Eaton	1,820		306,415
General Electric	3,431		361,662
Huntington Ingalls Industries	459		93,714
Illinois Tool Works	995		231,696
Ingersoll Rand	1,960	[f]	103,919
Otis Worldwide	714		65,845
Parker-Hannifin	660		195,802
Snap-on	691		155,440
Stanley Black & Decker	547		105,719
Textron	1,495		108,642
Trane Technologies	1,630		323,555
Westinghouse Air Brake Technologies	990		88,892
		3,701,375
Information Technology - 3.1%
Activision Blizzard	2,530		208,396
Adobe	2,114	[f]	1,403,062
Autodesk	1,103	[f]	342,029
Cadence Design Systems	3,250	[f]	531,310
Citrix Systems	1,646		169,324
Cognizant Technology Solutions, Cl. A	2,265		172,842
eBay	2,572		197,375
Electronic Arts	689		100,050
Fidelity National Information Services	1,258		160,735
Fiserv	835	[f]	98,355
Global Payments	522		84,898
International Business Machines	2,268		318,291

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Information Technology - 3.1% (continued)
Intuit	1,192		674,803
Microsoft	29,174		8,807,047
MSCI	369		234,160
Oracle	7,188		640,666
Paychex	1,685		192,882
PayPal Holdings	4,278	[f]	1,234,887
Roper Technologies	373		180,263
salesforce.com	2,942	[f]	780,424
ServiceNow	645	[f]	415,148
		16,946,947
Insurance - .8%
Aflac	3,260		184,777
American International Group	4,230		230,789
Aon, Cl. A	551		158,060
Berkshire Hathaway, Cl. B	6,470	[f]	1,848,932
Chubb	913		167,919
Cincinnati Financial	1,075		132,655
Lincoln National	2,170		148,970
Marsh & McLennan	1,500		235,800
Prudential Financial	2,335		247,230
The Allstate	1,955		264,472
The Progressive	4,774		459,927
The Travelers Companies	1,223		195,325
Unum Group	4,510		120,056
Willis Towers Watson	448		98,883
		4,493,795
Internet Software & Services - 3.0%
Alphabet, Cl. A	1,168	[f]	3,380,134
Alphabet, Cl. C	1,217	[f]	3,540,545
Amazon.com	1,580	[f]	5,483,848
Booking Holdings	109	[f]	250,664
Facebook, Cl. A	8,983	[f]	3,407,971
		16,063,162
Materials - .1%
Amcor	6,990		89,822
Ball	1,424		136,647
WestRock	3,225		167,829
		394,298
Media - .8%
Charter Communications, Cl. A	890	[f]	726,827
Comcast, Cl. A	14,751		895,091
Discovery, Cl. C	2,690	[f]	74,217
Fox, Cl. A	1,795		67,205
Live Nation Entertainment	1,050	[f]	91,035
Netflix	1,797	[f]	1,022,834
The Walt Disney Company	6,359	[f]	1,152,887
ViacomCBS, Cl. B	3,685		152,743
		4,182,839

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Metals & Mining - .1%
Freeport-McMoRan	4,920		179,039
Newmont	3,695		214,273
		393,312
Real Estate - .7%
Alexandria Real Estate Equities	705	[g]	145,491
American Tower	709	[g]	207,149
AvalonBay Communities	590	[g]	135,452
Crown Castle International	1,443	[g]	280,938
Digital Realty Trust	1,045	[g]	171,286
Equinix	285	[g]	240,383
Equity Residential	1,390	[g]	116,857
Essex Property Trust	641	[g]	212,004
Extra Space Storage	696	[g]	130,089
Federal Realty Investment Trust	1,141	[g]	138,940
Iron Mountain	2,760	[g]	131,790
Prologis	2,420	[g]	325,877
Public Storage	1,223	[g]	395,775
Regency Centers	1,970	[g]	135,181
SBA Communications	250	[g]	89,743
Simon Property Group	1,240	[g]	166,718
SL Green Realty	1,372	[g]	96,150
UDR	3,160	[g]	170,703
Ventas	1,715	[g]	95,937
Welltower	1,950	[g]	170,683
Weyerhaeuser	3,370	[g]	121,320
		3,678,466
Retailing - .8%
AutoZone	128	[f]	198,291
Best Buy	701		81,674
Dollar General	1,000		222,910
Dollar Tree	1,130	[f]	102,310
Expedia Group	657	[f]	94,937
Lowe's	3,142		640,622
McDonald's	2,597		616,684
O'Reilly Automotive	302	[f]	179,412
Ross Stores	1,642		194,413
Target	2,038		503,345
The Gap	3,420		91,417
The Home Depot	3,878		1,264,926
The TJX Companies	2,512	[f]	182,673
Tractor Supply	841		163,364
		4,536,978
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices	5,440	[f]	602,317
Analog Devices	2,643		430,677
Applied Materials	3,365		454,712
Broadcom	1,604		797,525
Intel	14,283		772,139
KLA	775		263,469

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 26.3% (continued)
Semiconductors & Semiconductor Equipment - 1.3% (continued)
Lam Research	480		290,314
Microchip Technology	1,199		188,675
Micron Technology	1,505		110,919
NVIDIA	9,896		2,215,220
Qorvo	751	[f]	141,211
Skyworks Solutions	914		167,682
Texas Instruments	2,939		561,084
Xilinx	1,199		186,552
		7,182,496
Technology Hardware & Equipment - 2.3%
Accenture, Cl. A	3,479		1,170,892
Apple	60,707		9,217,144
Corning	3,035		121,370
DXC Technology	2,550	[f]	93,636
F5 Networks	687	[f]	139,853
Fortinet	1,045	[f]	329,321
HP	5,166		153,637
Juniper Networks	5,270		152,725
Keysight Technologies	945	[f]	169,514
MarketAxess Holdings	162		77,099
Qualcomm	4,076		597,908
Seagate Technology Holdings	2,080		182,187
Zebra Technologies, Cl. A	296	[f]	173,802
		12,579,088
Telecommunication Services - .5%
Arista Networks	340	[f]	125,640
AT&T	17,240		472,721
Cisco Systems	12,005		708,535
T-Mobile US	1,670	[f]	228,823
Verizon Communications	16,578		911,790
		2,447,509
Transportation - .4%
CSX	5,163		167,952
FedEx	795		211,224
Norfolk Southern	2,160		547,646
Union Pacific	3,968		860,421
United Parcel Service, Cl. B	2,610		510,594
		2,297,837
Utilities - .6%
Ameren	1,795		157,457
American Electric Power	2,230		199,741
Atmos Energy	629		61,334
CenterPoint Energy	5,220		130,970
CMS Energy	2,985		191,428
DTE Energy	1,046		125,876
Duke Energy	1,581		165,467
Edison International	3,500		202,440
Entergy	962		106,407
Evergy	3,065		209,799

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 26.3% (continued)
Utilities - .6% (continued)
Exelon		6,025		295,345
FirstEnergy		4,180		162,477
NextEra Energy		6,872		577,179
NiSource		3,495		86,152
NRG Energy		2,350		107,325
Pinnacle West Capital		1,735		133,421
Public Service Enterprise Group		2,960		189,262
Sempra Energy		1,012		133,948
The AES		4,010		95,719
			3,331,747
Total Common Stocks (cost $70,981,308)		143,559,119
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Ser. A (cost $375,000)	5.00	15,000		400,500
	1-Day Yield (%)
Investment Companies - 62.1%
Registered Investment Companies - 62.1%
BNY Mellon Corporate Bond Fund, Cl. M		1,483,457	[h]	20,471,709
BNY Mellon Emerging Markets Fund, Cl. M		2,360,644	[h]	33,403,107
BNY Mellon Floating Rate Income Fund, Cl. Y		1,045,716	[h]	11,973,446
BNY Mellon Focused Equity Opportunities Fund, Cl. M		3,178,169	[h]	69,824,384
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,067,617	[h]	11,434,177
BNY Mellon High Yield Fund, Cl. I		2,012,171	[h]	12,435,214
BNY Mellon Income Stock Fund, Cl. M		1,588,247	[h]	16,454,238
BNY Mellon Intermediate Bond Fund, Cl. M		2,089,018	[h]	27,010,997
BNY Mellon International Equity Fund, Cl. Y		828,486	[h]	21,689,770
BNY Mellon International Fund, Cl. M		18,933	[h]	291,195
BNY Mellon International Small Cap Fund, Cl. Y		864,050	[h]	14,723,415
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		320,054	[h]	7,902,128
BNY Mellon Research Growth Fund, Cl. Y		849,556	[f,h]	19,225,451
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		747,368	[f,h]	27,174,289
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		619,490	[f,h]	18,690,003
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		207,099	[f,h]	5,399,061
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M		1,004,481	[f,h]	17,005,865
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.06	3,491,004	[h]	3,491,004
Total Investment Companies (cost $241,230,098)		338,599,453

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $280,000)	0.02	280,000	[h] 280,000
Total Investments (cost $372,677,158)		100.1%	545,296,421
Liabilities, Less Cash and Receivables		(0.1%)	(292,825)
Net Assets		100.0%	545,003,596

GO—General Obligation

a Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $3,780,830 or .69% of net assets.

c Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $4,747,336 and the value of the collateral was $4,873,795, consisting of cash collateral of $280,000 and U.S. Government & Agency securities valued at $4,593,795.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	62.2
Technology	7.0
Consumer, Non-cyclical	6.1
Financial	5.4
Communications	5.0
Government	3.3
Mortgage Securities	3.2
Consumer, Cyclical	2.8
Industrial	2.6
Energy	1.0
Utilities	.8
Basic Materials	.7
100.1

† Based on net assets.

See notes to financial statements.

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Registered Investment Companies;
BNY Mellon Dynamic Value Fund, Cl. Y	32,994,617	31,000,000	(5,840,021)	784,691	22,641,536	81,580,823	16.4	1,934,238
BNY Mellon Income Stock Fund, Cl. M	25,200,716	14,000,000	(2,207,090)	242,890	14,031,911	51,268,427	10.3	878,842
BNY Mellon Research Growth Fund, Cl. Y	58,367,569	34,350,000	-	-	10,798,231	103,515,800	20.7	10,037,772
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,814,473	53,833,644	(53,580,371)	-	-	4,067,746.8	2,692
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	896	270,014	(270,910)	-	-	-	-	937†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	221,572	(148,616)	-	-	72,956.0	3,315†††
Total	120,378,271	133,675,230	(62,047,008)	1,027,581	47,471,678	240,505,752	48.2	12,857,796
BNY Mellon Income Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	14,827,164	268,517,464	(262,820,158)	-	-	20,524,470	3.5	11,252
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	18,170,487	13,918,942	(32,089,429)	-	-	-	-	6,037†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	106,771,801	(95,400,507)	-	-	11,371,294	2.0	31,074†††
Total	32,997,651	389,208,207	(390,310,094)	-	-	31,895,764	5.5	48,363
BNY Mellon Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	30,699,298	396,976,654	(386,103,730)	-	-	41,572,222	1.4	24,741
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	18,657,425	49,151,787	(67,809,212)	-	-	-	-	60,994†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	212,335,856	(212,335,856)	-	-	-	-	245,737†††
Total	49,356,723	658,464,297	(666,248,798)	-	-	41,572,222	1.4	331,472

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Small Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	14,108,238	260,054,444	(231,651,525)	-	-	42,511,157	4.4	18,670
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,027,508	31,718,281	(47,745,789)	-	-	-	-	67,214†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	152,528,343	(134,282,979)	-	-	18,245,364	1.9	833,635†††
Total	30,135,746	444,301,068	(413,680,293)	-	-	60,756,521	6.3	919,519
BNY Mellon Focused Equity Opportunities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	42,341,280	(39,718,677)	-	-	2,622,603.5		462
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,336,461	29,067,529	(29,747,041)	-	-	2,656,949	2.6	1,791
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,021,330	12,910,286	(17,931,616)	-	-	-	-	6,920†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	32,853,449	(31,509,054)			1,344,395	1.3	52,428†††
Total	8,357,791	74,831,264	(79,187,711)	-	-	4,001,344	3.9	61,139

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	693,349	99,088,426	(98,813,541)	-	-		968,234.2	2,210
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	91,080	4,016,271	(4,107,351)	-	-	-	-	1,778†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	84,817,477	(81,381,401)	-	-		3,436,076.5	14,148†††
Total	784,429	187,922,174	(184,302,293)	-	-		4,404,310.7	18,136
BNY Mellon Emerging Markets Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	6,823,602	277,181,637	(276,424,562)	-	-	7,580,677.7		6,817
Investment of Cash Collateral for Securities Loaned:††								-
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	29,878,642	(29,878,642)	-	-	-	-	2,454†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	297,650,019	(294,383,823)	-	-	3,266,196.3		87,339†††
Total	6,823,602	604,710,298	(600,687,027)	-	-	10,846,873	1.0	96,610

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Equity Income Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	22,635,955	(22,412,057)	-	-	223,898.2		187
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	256,238	2,785,675	(3,041,913)	-	-	-	-	2,227†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	5,567,086	(5,567,086)	-	-	-	-	3,440†††
Total	256,238	30,988,716	(31,021,056)	-	-	223,898.2		5,854
BNY Mellon Asset Allocation Fund
Registered Investment Companies;
BNY Mellon Corporate Bond Fund, Cl. M	14,795,416	5,555,912	-	-	120,381	20,471,709	3.8	555,912
BNY Mellon Dynamic Total Return Fund, Cl. Y	9,012,146	-	(9,055,163)	956,960	(913,943)	-	.0	-
BNY Mellon Emerging Markets Fund, Cl. M	23,273,918	4,873,443	(1,454,249)	245,929	6,464,066	33,403,107	6.1	373,444
BNY Mellon Floating Rate Income Fund, Cl. Y	11,144,668	491,624	-	-	337,154	11,973,446	2.2	491,624
BNY Mellon Focused Equity Opportunities Fund, Cl. M	56,797,985	4,251,462	(4,751,410)	601,118	12,925,229	69,824,384	12.8	4,251,462
BNY Mellon Global Real Estate Securities Fund, Cl. Y	8,437,467	100,109	-	-	2,896,601	11,434,177	2.1	100,109
BNY Mellon High Yield Fund, Cl. I	11,477,447	606,076	-	-	351,691	12,435,214	2.3	604,494
BNY Mellon Income Stock Fund, Cl. M	11,907,126	296,477	(673,203)	40,400	4,883,438	16,454,238	3.0	296,477
BNY Mellon Intermediate Bond Fund, Cl. M	26,844,583	537,285	-	-	(370,871)	27,010,997	5.0	537,285
BNY Mellon International Equity Fund, Cl. Y	13,570,103	4,808,644	(899,073)	113,703	4,096,393	21,689,770	4.0	308,644
BNY Mellon International Fund, Cl. M	236,675	5,715	-	-	48,805	291,195.1		5,715
BNY Mellon International Small Cap Fund, Cl. Y	11,436,967	51,668	(608,221)	55,787	3,787,214	14,723,415	2.7	51,668

Investment Companies	Value 8/31/20	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/21	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Registered Investment Companies (continued);
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	14,784,295	1,160,138	(10,579,290)	5,170,554	(2,633,569)	7,902,128	1.4	1,160,138
BNY Mellon Research Growth Fund, Cl. Y	16,450,800	1,962,575	(1,284,528)	92,983	2,003,621	19,225,451	3.5	1,962,575
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y	20,545,849	1,806,386	(1,141,047)	115,818	5,847,283	27,174,289	5.0	1,806,386
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y	12,958,579	887,094	(792,712)	107,165	5,529,877	18,690,003	3.4	887,094
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	4,136,771	31,133	(233,102)	63,881	1,400,378	5,399,061	1.0	31,133
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	13,608,031	1,791,585	(725,425)	11,088	2,320,586	17,005,865	3.1	1,791,585
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	8,738,444	43,035,037	(48,282,477)	-	-	3,491,004.6		2,892
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	565,050	1,069,306	(1,634,356)	-	-	-	-	316†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	13,766,325	(13,486,325)	-	-	280,000.1		2,136†††
Total	290,722,320	87,087,994	(95,600,581)	7,575,386	49,094,334	338,879,453	62.2	15,221,089

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2021

BNY Mellon International Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
J.P. Morgan Securities
United States Dollar	4,603,248	British Pound	3,350,180	9/1/2021	(2,757)
Gross Unrealized Depreciation					(2,757)

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2021

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	258,544,357	561,986,966	2,966,264,169
Affiliated issuers	240,505,752	31,895,764	41,572,222
Receivable for shares of Beneficial Interest subscribed	449,206	59,843	696,633
Dividends receivable	374,759	1,380,356	2,239,528
Securities lending receivable	446	5,115	-
Receivable for investment securities sold	-	2,833,106	-
Tax reclaim receivable	-	56,565	-
Prepaid expenses	22,079	55,824	34,639
	499,896,599	598,273,539	3,010,807,191
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	224,838	397,957	2,277,640
Cash overdraft due to Custodian	-	856,738	-
Payable for shares of Beneficial Interest redeemed	579,818	346,671	923,365
Liability for securities on loan—Note 1(c)	72,956	11,371,294	-
Trustees’ fees and expenses payable	10,146	10,000	55,251
Payable for investment securities purchased	-	2,835,336	590,333
Other accrued expenses	58,469	72,128	145,276
	946,227	15,890,124	3,991,865
Net Assets ($)	498,950,372	582,383,415	3,006,815,326
Composition of Net Assets ($):
Paid-in capital	226,222,094	366,754,446	1,179,130,693
Total distributable earnings (loss)	272,728,278	215,628,969	1,827,684,633
Net Assets ($)	498,950,372	582,383,415	3,006,815,326
† Investments at cost ($)
Unaffiliated issuers	83,680,198	409,865,154	1,419,890,977
Affiliated issuers	173,216,012	31,895,764	41,572,222
†† Value of securities on loan ($)	6,457,989	42,048,655	-
Net Asset Value Per Share
Class M
Net Assets ($)	484,341,254	554,602,418	2,831,948,322
Shares Outstanding	21,688,871	53,543,104	114,681,291
Net Asset Value Per Share ($)	22.33	10.36	24.69
Investor Shares
Net Assets ($)	14,609,118	16,125,281	174,867,004
Shares Outstanding	636,217	1,533,522	7,236,983
Net Asset Value Per Share ($)	22.96	10.52	24.16
Class A
Net Assets ($)	-	1,717,580	-
Shares Outstanding	-	165,675	-
Net Asset Value Per Share ($)	-	10.37	-
Class C
Net Assets ($)	-	628,743	-
Shares Outstanding	-	60,891	-
Net Asset Value Per Share ($)	-	10.33	-
Class I
Net Assets ($)	-	8,530,145	-
Shares Outstanding	-	823,239	-
Net Asset Value Per Share ($)	-	10.36	-
Class Y
Net Assets ($)	-	779,248	-
Shares Outstanding	-	75,290	-
Net Asset Value Per Share ($)	-	10.35	-

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	925,200,357	494,911,773	98,428,302
Affiliated issuers	60,756,521	2,622,603	4,001,344
Cash	78,291	-	-
Receivable for shares of Beneficial Interest subscribed	1,405,518	407,051	-
Dividends receivable	482,998	469,059	55,147
Receivable for investment securities sold	386,813	-	-
Securities lending receivable	147,771	-	8,999
Tax reclaim receivable	852	-	-
Prepaid expenses	34,106	28,677	24,884
	988,493,227	498,439,163	102,518,676
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	807,582	353,965	88,260
Liability for securities on loan—Note 1(c)	18,245,364	-	1,344,395
Payable for investment securities purchased	1,241,767	-	34,088
Payable for shares of Beneficial Interest redeemed	359,288	2,689,530	65,572
Trustees’ fees and expenses payable	20,333	10,133	3,672
Other accrued expenses	64,152	64,735	55,206
	20,738,486	3,118,363	1,591,193
Net Assets ($)	967,754,741	495,320,800	100,927,483
Composition of Net Assets ($):
Paid-in capital	659,279,688	218,651,346	46,109,865
Total distributable earnings (loss)	308,475,053	276,669,454	54,817,618
Net Assets ($)	967,754,741	495,320,800	100,927,483
† Investments at cost ($)
Unaffiliated issuers	715,789,810	270,508,818	64,353,251
Affiliated issuers	60,756,521	2,622,603	4,001,344
†† Value of securities on loan ($)	96,131,981	-	8,293,546
Net Asset Value Per Share
Class M
Net Assets ($)	933,505,747	483,168,789	98,280,699
Shares Outstanding	35,812,928	21,991,631	5,805,675
Net Asset Value Per Share ($)	26.07	21.97	16.93
Investor Shares
Net Assets ($)	34,248,994	12,152,011	2,646,784
Shares Outstanding	1,402,907	561,979	161,369
Net Asset Value Per Share ($)	24.41	21.62	16.40

See notes to financial statements.

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	611,208,578	1,078,472,503	89,327,870	206,416,968
Affiliated issuers	4,404,310	10,846,873	223,898	338,879,453
Cash denominated in foreign currency†††	3,014,671	9,397,146	421,730	-
Receivable for investment securities sold	6,648,652	-	-	663,350
Tax reclaim receivable	2,870,022	131,024	882,826	-
Dividends receivable	1,939,700	4,093,713	285,909	318,118
Receivable for shares of Beneficial Interest subscribed	227,231	423,520	-	451,270
Securities lending receivable	2,935	12,005	47	277
Interest receivable	-	-	-	420,689
Prepaid expenses	27,206	29,255	10,601	23,761
	630,343,305	1,103,406,039	91,152,881	547,173,886
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	558,774	1,454,799	109,485	191,644
Cash overdraft due to Custodian	2,711,029	-	-	367,148
Liability for securities on loan—Note 1(c)	3,436,076	3,266,196	-	280,000
Payable for shares of Beneficial Interest redeemed	214,169	728,117	63,761	459,588
Trustees’ fees and expenses payable	15,633	20,833	2,000	12,048
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	2,757	-	-	-
Foreign capital gains tax payable	-	821,708	-	-
Interest payable—Note 2	-	1,105	-	-
Payable for investment securities purchased	-	-	-	784,508
Other accrued expenses	75,993	82,440	56,020	75,354
	7,014,431	6,375,198	231,266	2,170,290
Net Assets ($)	623,328,874	1,097,030,841	90,921,615	545,003,596
Composition of Net Assets ($):
Paid-in capital	593,685,102	1,111,260,484	148,428,123	354,142,299
Total distributable earnings (loss)	29,643,772	(14,229,643)	(57,506,508)	190,861,297
Net Assets ($)	623,328,874	1,097,030,841	90,921,615	545,003,596
† Investments at cost ($)
Unaffiliated issuers	548,655,214	692,700,738	70,592,240	131,167,060
Affiliated issuers	4,404,310	10,846,873	223,898	241,510,098
†† Value of securities on loan ($)	20,309,406	14,487,023	826,237	4,747,336
††† Cash denominated in foreign currency (cost) ($)	3,024,636	9,417,650	417,044	-
Net Asset Value Per Share
Class M
Net Assets ($)	603,936,678	1,063,203,424	89,568,005	537,189,021
Shares Outstanding	39,275,865	75,151,280	6,495,324	35,023,688
Net Asset Value Per Share ($)	15.38	14.15	13.79	15.34
Investor Shares
Net Assets ($)	19,392,196	33,827,417	1,353,610	7,814,575
Shares Outstanding	1,179,693	2,330,076	96,860	504,685
Net Asset Value Per Share ($)	16.44	14.52	13.97	15.48

See notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended August 31, 2021

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund	BNY Mellon Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,373,906	16,423,451	29,778,076	†
Affiliated issuers	1,447,110	11,252	24,741
Income from securities lending—Note 1(c)	4,252	37,111	306,731
Interest	-	-	692
Total Income	4,825,268	16,471,814	30,110,240
Expenses:
Investment advisory fee—Note 3(a)	1,922,575	3,762,361	20,951,180
Administration fee—Note 3(a)	287,781	714,508	3,447,300
Professional fees	47,371	66,254	99,061
Trustees’ fees and expenses—Note 3(c)	38,585	47,268	247,646
Registration fees	34,101	91,180	47,222
Shareholder servicing costs—Note 3(b)	28,040	48,078	364,369
Chief Compliance Officer fees—Note 3(b)	20,046	14,319	22,910
Loan commitment fees—Note 2	14,433	25,356	101,157
Prospectus and shareholders’ reports	10,781	13,000	22,775
Custodian fees—Note 3(b)	4,103	14,594	72,653
Distribution fees—Note 3(b)	-	5,237	-
Interest expense—Note 2	-	1,298	-
Miscellaneous	23,365	29,513	79,803
Total Expenses	2,431,181	4,832,966	25,456,076
Less—reduction in expenses due to undertakings—Note 3(a)	-	(882)	-
Net Expenses	2,431,181	4,832,084	25,456,076
Investment Income—Net	2,394,087	11,639,730	4,654,164
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	18,204,359	99,494,194	369,022,852
Affiliated issuers	1,027,581	-	-
Net realized gain (loss) on options transactions	-	392,146	-
Capital gain distributions from affiliated issuers	11,406,434	-	-
Net Realized Gain (Loss)	30,638,374	99,886,340	369,022,852
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	43,540,873	97,146,325	517,138,703
Affiliated issuers	47,471,678	-	-
Net change in unrealized appreciation (depreciation) on options transactions	-	22,498	-
Net Change in Unrealized Appreciation (Depreciation)	91,012,551	97,168,823	517,138,703
Net Realized and Unrealized Gain (Loss) on Investments	121,650,925	197,055,163	886,161,555
Net Increase in Net Assets Resulting from Operations	124,045,012	208,694,893	890,815,719
† Net of foreign taxes withheld at source ($)	-	-	63,002

See notes to financial statements.

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,521,193	†	6,367,309	903,130	†
Affiliated issuers	18,670		462	1,791
Income from securities lending—Note 1(c)	900,849		8,899	59,348
Interest	-		-	28
Total Income	6,440,712		6,376,670	964,297
Expenses:
Investment advisory fee—Note 3(a)	6,673,212		3,147,227	935,275
Administration fee—Note 3(a)	967,857		554,947	154,178
Trustees’ fees and expenses—Note 3(c)	72,768		40,420	10,853
Shareholder servicing costs—Note 3(b)	71,021		23,652	5,617
Custodian fees—Note 3(b)	53,660		11,399	23,454
Professional fees	52,216		53,695	37,111
Registration fees	43,174		35,708	31,112
Loan commitment fees—Note 2	25,778		14,644	6,078
Chief Compliance Officer fees—Note 3(b)	14,319		14,319	14,319
Prospectus and shareholders’ reports	14,113		5,902	5,546
Interest expense—Note 2	-		2,266	-
Miscellaneous	34,435		20,339	20,730
Total Expenses	8,022,553		3,924,518	1,244,273
Investment Income—Net	(1,581,841)		2,452,152	(279,976)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	120,213,134		62,550,290	60,319,135
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	85,252,643		63,159,391	(26,400,946)
Net Realized and Unrealized Gain (Loss) on Investments	205,465,777		125,709,681	33,918,189
Net Increase in Net Assets Resulting from Operations	203,883,936		128,161,833	33,638,213
† Net of foreign taxes withheld at source ($)	21,647		-	4,465

See notes to financial statements.

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	17,479,283	†	30,905,222	†	4,128,664	†	1,983,369
Affiliated issuers	2,210		6,817		187		3,897,726
Income from securities lending—Note 1(c)	15,926		89,793		5,667		2,452
Interest	-		-		-		1,473,201
Total Income	17,497,419		31,001,832		4,134,518		7,356,748
Expenses:
Investment advisory fee—Note 3(a)	5,145,866		11,273,071		845,606		1,540,338
Administration fee—Note 3(a)	747,137		1,209,239		122,835		232,910
Custodian fees—Note 3(b)	96,905		759,521		91,008		11,044
Professional fees	57,596		99,465		43,252		55,209
Trustees’ fees and expenses—Note 3(c)	52,372		89,322		8,054		44,397
Shareholder servicing costs—Note 3(b)	43,126		70,428		2,356		17,153
Registration fees	36,455		38,562		31,886		36,748
Loan commitment fees—Note 2	21,436		37,186		4,174		18,831
Chief Compliance Officer fees—Note 3(b)	14,319		14,319		14,319		17,182
Prospectus and shareholders’ reports	11,947		11,745		8,841		9,297
Interest expense—Note 2	-		1,105		723		92
Miscellaneous	33,292		54,849		24,723		41,291
Total Expenses	6,260,451		13,658,812		1,197,777		2,024,492
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		(386,893)
Net Expenses	6,260,451		13,658,812		1,197,777		1,637,599
Investment Income—Net	11,236,968		17,343,020		2,936,741		5,719,149
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	41,294,340		53,127,075		2,297,091		2,542,451
Affiliated issuers	-		-		-		7,575,386
Net realized gain (loss) on forward foreign currency exchange contracts	56,269		(575,540)		(14,027)		-
Capital gain distributions from affiliated issuers	-		-		-		11,320,911
Net Realized Gain (Loss)	41,350,609		52,551,535		2,283,064		21,438,748
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	70,159,133		134,443,173		18,646,756		29,927,319
Affiliated issuers	-		-		-		49,049,334
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,757)		-		(581)		-
Net Change in Unrealized Appreciation (Depreciation)	70,156,376		134,443,173		18,646,175		78,976,653
Net Realized and Unrealized Gain (Loss) on Investments	111,506,985		186,994,708		20,929,239		100,415,401
Net Increase in Net Assets Resulting from Operations	122,743,953		204,337,728		23,865,980		106,134,550
† Net of foreign taxes withheld at source ($)	1,594,809		3,613,455		535,788		-

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	2,394,087	3,110,543	11,639,730	20,439,331
Net realized gain (loss) on investments	30,638,374	17,983,274	99,886,340	(3,817,239)
Net change in unrealized appreciation (depreciation) on investments	91,012,551	34,288,088	97,168,823	(84,583,833)
Net Increase (Decrease) in Net Assets Resulting from Operations	124,045,012	55,381,905	208,694,893	(67,961,741)
Distributions ($):
Distributions to shareholders:
Class M	(18,784,646)	(25,066,895)	(11,182,363)	(92,386,578)
Investor Shares	(478,281)	(536,318)	(242,609)	(2,260,796)
Class A	-	-	(23,244)	(169,410)
Class C	-	-	(7,581)	(109,082)
Class I	-	-	(158,176)	(1,178,059)
Class Y	-	-	(13,604)	(42,612)
Total Distributions	(19,262,927)	(25,603,213)	(11,627,577)	(96,146,537)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	90,930,191	14,942,451	45,175,308	118,631,143
Investor Shares	8,383,526	3,304,426	6,993,635	14,029,547
Class A	-	-	477,023	1,111,392
Class C	-	-	14,800	172,646
Class I	-	-	1,421,773	5,800,368
Class Y	-	-	-	204,618
Distributions reinvested:
Class M	14,193,078	19,493,223	1,838,037	39,424,812
Investor Shares	408,800	406,721	213,844	1,813,523
Class A	-	-	22,247	157,267
Class C	-	-	7,581	108,143
Class I	-	-	143,571	1,130,747
Class Y	-	-	13,604	41,596
Cost of shares redeemed:
Class M	(48,836,837)	(46,713,435)	(259,521,947)	(353,700,300)
Investor Shares	(2,715,932)	(5,277,199)	(7,931,616)	(23,021,726)
Class A	-	-	(405,742)	(1,336,257)
Class C	-	-	(383,703)	(508,855)
Class I	-	-	(3,680,540)	(6,799,920)
Class Y	-	-	-	(8,314)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	62,362,826	(13,843,813)	(215,602,125)	(202,749,570)
Total Increase (Decrease) in Net Assets	167,144,911	15,934,879	(18,534,809)	(366,857,848)
Net Assets ($):
Beginning of Period	331,805,461	315,870,582	600,918,224	967,776,072
End of Period	498,950,372	331,805,461	582,383,415	600,918,224

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,901,102	1,015,384	5,190,045	17,059,609
Shares issued for distributions reinvested	783,715	1,207,011	209,423	4,615,288
Shares redeemed	(2,523,331)	(3,174,302)	(30,690,046)	(49,777,618)
Net Increase (Decrease) in Shares Outstanding	3,161,486	(951,907)	(25,290,578)	(28,102,721)
Investor Shares[a]
Shares sold	449,104	214,235	774,298	1,784,044
Shares issued for distributions reinvested	21,920	24,442	23,754	211,688
Shares redeemed	(140,668)	(359,696)	(914,572)	(3,057,817)
Net Increase (Decrease) in Shares Outstanding	330,356	(121,019)	(116,520)	(1,062,085)
Class A
Shares sold	-	-	49,986	140,201
Shares issued for distributions reinvested	-	-	2,481	18,667
Shares redeemed	-	-	(49,223)	(169,281)
Net Increase (Decrease) in Shares Outstanding	-	-	3,244	(10,413)
Class C
Shares sold	-	-	1,444	22,331
Shares issued for distributions reinvested	-	-	875	12,789
Shares redeemed	-	-	(43,529)	(66,332)
Net Increase (Decrease) in Shares Outstanding	-	-	(41,210)	(31,212)
Class I
Shares sold	-	-	169,364	749,187
Shares issued for distributions reinvested	-	-	16,228	135,393
Shares redeemed	-	-	(437,177)	(973,930)
Net Increase (Decrease) in Shares Outstanding	-	-	(251,585)	(89,350)
Class Y
Shares sold	-	-	-	26,033
Shares issued for distributions reinvested		-	1,520	5,056
Shares redeemed	-	-	-	(1,188)
Net Increase (Decrease) in Shares Outstanding	-	-	1,520	29,901

[a]

During the period ended August 31, 2021, 411,468 Class M shares representing $7,371,522 were exchanged for 400,281 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 764,169 Class M shares representing $6,784,989 were exchanged for 753,116 Investor shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2020, 190,378 Class M shares representing $2,916,971 were exchanged for 185,138 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,782,284 Class M shares representing $13,833,313 were exchanged for 1,757,900 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income (loss)—net	4,654,164	12,464,424	(1,581,841)	47,397
Net realized gain (loss) on investments	369,022,852	163,515,990	120,213,134	355,959
Net change in unrealized appreciation (depreciation) on investments	517,138,703	129,285,435	85,252,643	61,578,612
Net Increase (Decrease) in Net Assets Resulting from Operations	890,815,719	305,265,849	203,883,936	61,981,968
Distributions ($):
Distributions to shareholders:
Class M	(194,781,339)	(89,944,052)	(4,157,707)	(13,776,400)
Investor Shares	(9,957,724)	(4,138,672)	(174,271)	(639,055)
Total Distributions	(204,739,063)	(94,082,724)	(4,331,978)	(14,415,455)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	154,767,926	229,929,631	341,289,130	108,083,316
Investor Shares	73,332,789	57,436,264	14,455,218	8,524,697
Distributions reinvested:
Class M	83,909,671	39,503,024	2,178,234	7,178,553
Investor Shares	8,254,672	3,150,656	149,887	509,328
Cost of shares redeemed:
Class M	(491,690,686)	(652,809,974)	(68,397,030)	(99,767,260)
Investor Shares	(48,627,853)	(76,919,170)	(8,477,538)	(9,263,571)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(220,053,481)	(399,709,569)	281,197,901	15,265,063
Total Increase (Decrease) in Net Assets	466,023,175	(188,526,444)	480,749,859	62,831,576
Net Assets ($):
Beginning of Period	2,540,792,151	2,729,318,595	487,004,882	424,173,306
End of Period	3,006,815,326	2,540,792,151	967,754,741	487,004,882
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,186,605	14,519,419	14,424,758	6,611,771
Shares issued for distributions reinvested	4,091,159	2,175,285	92,968	401,036
Shares redeemed	(22,815,486)	(40,063,607)	(2,902,153)	(6,495,271)
Net Increase (Decrease) in Shares Outstanding	(11,537,722)	(23,368,903)	11,615,573	517,536
Investor Shares[a]
Shares sold	3,409,989	3,370,177	625,164	533,811
Shares issued for distributions reinvested	410,476	176,606	6,816	30,245
Shares redeemed	(2,238,766)	(4,815,067)	(359,827)	(600,636)
Net Increase (Decrease) in Shares Outstanding	1,581,699	(1,268,284)	272,153	(36,580)

[a]

During the period ended August 31, 2021, 3,218,686 Class M shares representing $70,369,969 were exchanged for 3,285,764 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 548,483 Class M shares representing $13,388,301 were exchanged for 584,956 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2020, 3,213,831 Class M shares representing $55,784,170 were exchanged for 3,275,429 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 482,590 Class M shares representing $8,204,595 were exchanged for 513,121 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income (loss)—net	2,452,152	3,733,240	(279,976)	189,212
Net realized gain (loss) on investments	62,550,290	29,983,231	60,319,135	11,167,418
Net change in unrealized appreciation (depreciation) on investments	63,159,391	54,629,240	(26,400,946)	18,582,890
Net Increase (Decrease) in Net Assets Resulting from Operations	128,161,833	88,345,711	33,638,213	29,939,520
Distributions ($):
Distributions to shareholders:
Class M	(32,861,249)	(29,330,383)	(12,227,533)	(8,540,650)
Investor Shares	(611,494)	(627,280)	(252,505)	(85,469)
Total Distributions	(33,472,743)	(29,957,663)	(12,480,038)	(8,626,119)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	39,838,377	72,612,450	1,911,747	6,725,267
Investor Shares	5,690,530	7,942,523	2,535,558	853,852
Distributions reinvested:
Class M	16,515,745	15,364,174	8,903,709	6,623,416
Investor Shares	399,681	404,132	195,964	43,349
Cost of shares redeemed:
Class M	(113,680,498)	(128,346,839)	(127,861,713)	(62,966,878)
Investor Shares	(4,027,028)	(8,219,199)	(2,601,352)	(971,307)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(55,263,193)	(40,242,759)	(116,916,087)	(49,692,301)
Total Increase (Decrease) in Net Assets	39,425,897	18,145,289	(95,757,912)	(28,378,900)
Net Assets ($):
Beginning of Period	455,894,903	437,749,614	196,685,395	225,064,295
End of Period	495,320,800	455,894,903	100,927,483	196,685,395
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,136,615	5,175,728	119,637	552,989
Shares issued for distributions reinvested	955,219	984,252	593,976	505,218
Shares redeemed	(6,146,462)	(8,761,182)	(8,164,067)	(5,136,456)
Net Increase (Decrease) in Shares Outstanding	(3,054,628)	(2,601,202)	(7,450,454)	(4,078,249)
Investor Shares[a]
Shares sold	311,460	534,023	166,334	66,209
Shares issued for distributions reinvested	23,442	26,225	13,468	3,389
Shares redeemed	(225,096)	(573,513)	(169,766)	(82,453)
Net Increase (Decrease) in Shares Outstanding	109,806	(13,265)	10,036	(12,855)

[a]

During the period ended August 31, 2021, 299,356 Class M shares representing $5,553,976 were exchanged for 303,890 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 149,436 Class M shares representing $2,341,966 were exchanged for 153,817 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund. During the period ended August 31, 2020, 535,870 Class M shares representing $8,074,791 were exchanged for 543,226 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 62,744 Class M shares representing $833,036 were exchanged for 64,309 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund .

See notes to financial statements.

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	11,236,968	12,785,117	17,343,020	5,665,977
Net realized gain (loss) on investments	41,350,609	(11,129,131)	52,551,535	(34,881,708)
Net change in unrealized appreciation (depreciation) on investments	70,156,376	3,925,998	134,443,173	116,763,338
Net Increase (Decrease) in Net Assets Resulting from Operations	122,743,953	5,581,984	204,337,728	87,547,607
Distributions ($):
Distributions to shareholders:
Class M	(12,773,086)	(23,745,005)	(10,234,104)	(10,330,776)
Investor Shares	(299,493)	(428,099)	(249,808)	(215,016)
Total Distributions	(13,072,579)	(24,173,104)	(10,483,912)	(10,545,792)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	61,975,120	57,189,472	242,420,663	91,858,079
Investor Shares	12,871,567	19,257,695	20,110,178	20,766,013
Distributions reinvested:
Class M	2,226,618	4,299,413	2,017,327	2,088,194
Investor Shares	238,826	310,711	200,582	166,806
Cost of shares redeemed:
Class M	(119,816,814)	(387,175,758)	(131,940,013)	(226,417,720)
Investor Shares	(11,193,745)	(21,769,296)	(12,958,610)	(22,270,231)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(53,698,428)	(327,887,763)	119,850,127	(133,808,859)
Total Increase (Decrease) in Net Assets	55,972,946	(346,478,883)	313,703,943	(56,807,044)
Net Assets ($):
Beginning of Period	567,355,928	913,834,811	783,326,898	840,133,942
End of Period	623,328,874	567,355,928	1,097,030,841	783,326,898
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,391,112	4,790,842	17,778,021	9,169,250
Shares issued for distributions reinvested	161,349	323,507	159,852	184,960
Shares redeemed	(8,525,620)	(34,737,275)	(9,988,027)	(22,917,374)
Net Increase (Decrease) in Shares Outstanding	(3,973,159)	(29,622,926)	7,949,846	(13,563,164)
Investor Shares[a]
Shares sold	833,122	1,464,292	1,479,539	1,933,524
Shares issued for distributions reinvested	16,159	21,866	15,465	14,367
Shares redeemed	(730,196)	(1,702,501)	(961,400)	(2,166,184)
Net Increase (Decrease) in Shares Outstanding	119,085	(216,343)	533,604	(218,293)

[a]

During the period ended August 31, 2021, 881,995 Class M shares representing $12,729,641 were exchanged for 824,993 Investor shares for BNY Mellon International Fund and 1,297,529 Class M shares representing $17,090,072 were exchanged for 1,263,855 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2020, 1,545,741 Class M shares representing $19,079,264 were exchanged for 1,447,839 Investor shares for BNY Mellon International Fund and 1,773,014 Class M shares representing $18,495,965 were exchanged for 1,726,829 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	2,936,741	6,623,040	5,719,149	7,937,426
Net realized gain (loss) on investments	2,283,064	(45,463,666)	21,438,748	11,460,373
Net change in unrealized appreciation (depreciation) on investments	18,646,175	15,497,296	78,976,653	34,418,249
Net Increase (Decrease) in Net Assets Resulting from Operations	23,865,980	(23,343,330)	106,134,550	53,816,048
Distributions ($):
Distributions to shareholders:
Class M	(3,874,486)	(9,649,821)	(17,946,163)	(33,096,232)
Investor Shares	(32,564)	(59,099)	(213,750)	(450,050)
Total Distributions	(3,907,050)	(9,708,920)	(18,159,913)	(33,546,282)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	2,215,399	22,537,087	28,903,160	27,167,623
Investor Shares	1,952,585	3,778,324	3,631,696	1,973,930
Distributions reinvested:
Class M	1,090,285	2,497,381	8,583,726	19,452,763
Investor Shares	27,290	39,436	200,277	379,968
Cost of shares redeemed:
Class M	(44,789,177)	(163,020,117)	(50,275,624)	(57,485,644)
Investor Shares	(1,721,931)	(4,970,540)	(3,641,138)	(3,308,383)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(41,225,549)	(139,138,429)	(12,597,903)	(11,819,743)
Total Increase (Decrease) in Net Assets	(21,266,619)	(172,190,679)	75,376,734	8,450,023
Net Assets ($):
Beginning of Period	112,188,234	284,378,913	469,626,862	461,176,839
End of Period	90,921,615	112,188,234	545,003,596	469,626,862
Capital Share Transactions (Shares):
Class Ma
Shares sold	180,647	1,964,538	2,049,894	2,257,037
Shares issued for distributions reinvested	88,607	203,325	632,150	1,583,452
Shares redeemed	(3,641,777)	(15,418,621)	(3,622,566)	(4,886,059)
Net Increase (Decrease) in Shares Outstanding	(3,372,523)	(13,250,758)	(940,522)	(1,045,570)
Investor Shares[a]
Shares sold	145,241	302,962	250,941	165,383
Shares issued for distributions reinvested	2,151	3,184	14,535	30,744
Shares redeemed	(131,987)	(412,436)	(256,534)	(273,046)
Net Increase (Decrease) in Shares Outstanding	15,405	(106,290)	8,942	(76,919)

[a]

During the period ended August 31, 2021, 134,903 Class M shares representing $1,783,081 were exchanged for 133,092 Investor shares for BNY Mellon International Equity Income Fund and 202,247 Class M shares representing $2,907,268 were exchanged for 200,376 Investor shares for BNY Mellon Asset Allocation Fund. During the period ended August 31, 2020, 308,163 Class M shares representing $3,793,990 were exchanged for 304,398 Investor shares for BNY Mellon International Equity Income Fund and 163,334 Class M shares representing $1,931,073 were exchanged for 161,941 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.61	15.86	18.12	16.50	14.98
Investment Operations:
Investment income—net [a]	.11	.16	.15	.14	.16
Net realized and unrealized gain (loss) on investments	5.48	2.91	(.35)	3.21	2.31
Total from Investment Operations	5.59	3.07	(.20)	3.35	2.47
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.23)	(.23)	(.23)
Dividends from net realized gain on investments	(.72)	(1.15)	(1.83)	(1.50)	(.72)
Total Distributions	(.87)	(1.32)	(2.06)	(1.73)	(.95)
Net asset value, end of period	22.33	17.61	15.86	18.12	16.50
Total Return (%)	32.91	20.12	.69	21.44	17.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.56	.64	.64	.66	.65
Ratio of net investment income to average net assets [b]	.57	1.01	.96	.80	1.05
Portfolio Turnover Rate	12.57	15.09	25.75	15.03	24.05
Net Assets, end of period ($ x 1,000)	484,341	326,268	308,921	349,960	336,659

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.10	16.28	18.53	16.84	15.28
Investment Operations:
Investment income—net [a]	.07	.12	.11	.10	.13
Net realized and unrealized gain (loss) on investments	5.63	2.99	(.34)	3.28	2.35
Total from Investment Operations	5.70	3.11	(.23)	3.38	2.48
Distributions:
Dividends from investment income—net	(.12)	(.14)	(.19)	(.19)	(.20)
Dividends from net realized gain on investments	(.72)	(1.15)	(1.83)	(1.50)	(.72)
Total Distributions	(.84)	(1.29)	(2.02)	(1.69)	(.92)
Net asset value, end of period	22.96	18.10	16.28	18.53	16.84
Total Return (%)	32.59	19.76	.45	21.15	16.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.81	.89	.89	.91	.90
Ratio of net investment income to average net assets [b]	.32	.77	.71	.56	.81
Portfolio Turnover Rate	12.57	15.09	25.75	15.03	24.05
Net Assets, end of period ($ x 1,000)	14,609	5,538	6,949	6,598	6,511

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.34	8.70	9.78	9.29	8.72
Investment Operations:
Investment income—net [a]	.18	.20	.22	.21	.21
Net realized and unrealized gain (loss) on investments	3.02	(.66)	(.33)	1.16	.83
Total From Investment Operations	3.20	(.46)	(.11)	1.37	1.04
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.21)	(.19)	(.19)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.18)	(.90)	(.97)	(.88)	(.47)
Net asset value, end of period	10.36	7.34	8.70	9.78	9.29
Total Return (%)	44.06	(6.38)	(.36)	15.31	12.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.81	.80	.80	.81
Ratio of net expenses to average net assets	.83	.81	.80	.80	.81
Ratio of net investment income to average net assets	2.02	2.53	2.47	2.17	2.28
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	554,602	578,269	930,683	1,185,755	1,185,723

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.44	8.82	9.90	9.39	8.81
Investment Operations:
Investment income—net [a]	.16	.19	.20	.18	.19
Net realized and unrealized gain (loss) on investments	3.08	(.69)	(.33)	1.18	.84
Total from Investment Operations	3.24	(.50)	(.13)	1.36	1.03
Distributions:
Dividends from investment income—net	(.16)	(.17)	(.19)	(.16)	(.17)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.16)	(.88)	(.95)	(.85)	(.45)
Net asset value, end of period	10.52	7.44	8.82	9.90	9.39
Total Return (%)	43.91	(6.77)	(.60)	15.08	12.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.06	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.08	1.06	1.05	1.05	1.06
Ratio of net investment income to average net assets	1.77	2.26	2.24	1.92	2.03
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	16,125	12,282	23,913	31,625	28,204

a Based on average shares outstanding.

See notes to financial statements.

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.34	8.71	9.79	9.30	8.72
Investment Operations:
Investment income—net [a]	.15	.17	.19	.18	.17
Net realized and unrealized gain (loss) on investments	3.03	(.66)	(.33)	1.16	.86
Total from Investment Operations	3.18	(.49)	(.14)	1.34	1.03
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.18)	(.16)	(.17)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.15)	(.88)	(.94)	(.85)	(.45)
Net asset value, end of period	10.37	7.34	8.71	9.79	9.30
Total Return (%) [b]	43.74	(6.81)	(.64)	15.01	12.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.21	1.10	1.10	1.11
Ratio of net expenses to average net assets	1.15	1.15	1.10	1.10	1.10
Ratio of net investment income to average net assets	1.68	2.18	2.20	1.89	2.01
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	1,718	1,193	1,506	4,608	5,112

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.32	8.68	9.76	9.28	8.72
Investment Operations:
Investment income—net [a]	.09	.11	.12	.10	.12
Net realized and unrealized gain (loss) on investments	3.01	(.65)	(.33)	1.16	.83
Total from Investment Operations	3.10	(.54)	(.21)	1.26	.95
Distributions:
Dividends from investment income—net	(.09)	(.11)	(.11)	(.09)	(.11)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.09)	(.82)	(.87)	(.78)	(.39)
Net asset value, end of period	10.33	7.32	8.68	9.76	9.28
Total Return (%) [b]	42.59	(7.44)	(1.43)	14.07	11.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93	1.91	1.88	1.88	1.85
Ratio of net expenses to average net assets	1.90	1.90	1.88	1.88	1.81
Ratio of net investment income to average net assets	.96	1.43	1.36	1.08	1.30
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	629	747	1,158	826	1,143

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.34	8.71	9.78	9.30	8.72
Investment Operations:
Investment income—net [a]	.17	.20	.22	.20	.21
Net realized and unrealized gain (loss) on investments	3.03	(.67)	(.33)	1.16	.84
Total from Investment Operations	3.20	(.47)	(.11)	1.36	1.05
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.20)	(.19)	(.19)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.18)	(.90)	(.96)	(.88)	(.47)
Net asset value, end of period	10.36	7.34	8.71	9.78	9.30
Total Return (%)	43.96	(6.54)	(.28)	15.18	12.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.87	.84	.83	.85
Ratio of net expenses to average net assets	.89	.87	.84	.83	.85
Ratio of net investment income to average net assets	1.96	2.51	2.41	2.13	2.30
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	8,530	7,887	10,135	12,491	6,068

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	7.33	8.70	9.78	9.29	8.72
Investment Operations:
Investment income—net [a]	.18	.20	.22	.20	.21
Net realized and unrealized gain (loss) on investments	3.02	(.67)	(.33)	1.17	.83
Total from Investment Operations	3.20	(.47)	(.11)	1.37	1.04
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.21)	(.19)	(.19)
Dividends from net realized gain on investments	-	(.71)	(.76)	(.69)	(.28)
Total Distributions	(.18)	(.90)	(.97)	(.88)	(.47)
Net asset value, end of period	10.35	7.33	8.70	9.78	9.29
Total Return (%)	44.11	(6.51)	(.36)	15.31	12.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.82	.80	.81
Ratio of net expenses to average net assets	.83	.83	.82	.80	.81
Ratio of net investment income to average net assets	2.01	2.63	2.43	2.17	2.27
Portfolio Turnover Rate	69.79	78.02	59.45	67.57	52.66
Net Assets, end of period ($ x 1,000)	779	541	382	12	11

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	19.28	17.45	19.24	16.72	15.03
Investment Operations:
Investment income—net [a]	.04	.09	.08	.05	.07
Net realized and unrealized gain (loss) on investments	6.99	2.36	(.63)	3.28	1.88
Total from Investment Operations	7.03	2.45	(.55)	3.33	1.95
Distributions:
Dividends from investment income—net	(.08)	(.04)	(.05)	(.04)	(.10)
Dividends from net realized gain on investments	(1.54)	(.58)	(1.19)	(.77)	(.16)
Total Distributions	(1.62)	(.62)	(1.24)	(.81)	(.26)
Net asset value, end of period	24.69	19.28	17.45	19.24	16.72
Total Return (%)	38.15	14.24	(1.54)	20.48	13.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.89	.89	.90
Ratio of net investment income to average net assets	.18	.50	.45	.30	.45
Portfolio Turnover Rate	31.74	41.86	44.44	50.53	62.81
Net Assets, end of period ($ x 1,000)	2,831,948	2,433,885	2,610,739	3,358,399	2,788,133

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.90	17.13	18.90	16.45	14.79
Investment Operations:
Investment income (loss)—net [a]	(.02)	.04	.04	.01	.03
Net realized and unrealized gain (loss) on investments	6.86	2.31	(.60)	3.22	1.86
Total from Investment Operations	6.84	2.35	(.56)	3.23	1.89
Distributions:
Dividends from investment income—net	(.04)	-	(.02)	(.01)	(.07)
Dividends from net realized gain on investments	(1.54)	(.58)	(1.19)	(.77)	(.16)
Total Distributions	(1.58)	(.58)	(1.21)	(.78)	(.23)
Net asset value, end of period	24.16	18.90	17.13	18.90	16.45
Total Return (%)	37.83	13.93	(1.70)	20.13	12.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.14	1.14	1.15
Ratio of net investment income (loss) to average net assets	(.08)	.26	.21	.05	.20
Portfolio Turnover Rate	31.74	41.86	44.44	50.53	62.81
Net Assets, end of period ($ x 1,000)	174,867	106,907	118,579	123,713	88,697

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	19.28	17.12	23.16	19.48	16.71
Investment Operations:
Investment income (loss)—net [a]	(.05)	.00[b]	.02	(.03)	.01
Net realized and unrealized gain (loss) on investments	6.99	2.77	(3.16)	5.41	2.86
Total from Investment Operations	6.94	2.77	(3.14)	5.38	2.87
Distributions:
Dividends from investment income—net	-	(.03)	-	-	-
Dividends from net realized gain on investments	(.15)	(.58)	(2.90)	(1.70)	(.10)
Total Distributions	(.15)	(.61)	(2.90)	(1.70)	(.10)
Net asset value, end of period	26.07	19.28	17.12	23.16	19.48
Total Return (%)	36.05	16.42	(11.94)	28.97	17.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.03	1.02	1.01	1.03
Ratio of net investment income (loss) to average net assets	(.19)	.02	.10	(.15)	.05
Portfolio Turnover Rate	55.94	74.33	71.58	63.00	75.82
Net Assets, end of period ($ x 1,000)	933,506	466,531	405,350	625,344	507,703

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.11	16.12	22.08	18.69	16.07
Investment Operations:
Investment (loss)—net [a]	(.10)	(.04)	(.02)	(.08)	(.04)
Net realized and unrealized gain (loss) on investments	6.55	2.61	(3.04)	5.17	2.76
Total from Investment Operations	6.45	2.57	(3.06)	5.09	2.72
Distributions:
Dividends from net realized gain on investments	(.15)	(.58)	(2.90)	(1.70)	(.10)
Net asset value, end of period	24.41	18.11	16.12	22.08	18.69
Total Return (%)	35.68	16.20	(12.20)	28.62	16.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.28	1.27	1.26	1.28
Ratio of net investment (loss) to average net assets	(.44)	(.22)	(.13)	(.40)	(.20)
Portfolio Turnover Rate	55.94	74.33	71.58	63.00	75.82
Net Assets, end of period ($ x 1,000)	34,249	20,474	18,823	25,022	19,641

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.88	15.57	18.63	16.96	14.63
Investment Operations:
Investment income—net [a]	.10	.14	.10	.09	.11
Net realized and unrealized gain (loss) on investments	5.38	3.29	(.53)	3.51	3.56
Total from Investment Operations	5.48	3.43	(.43)	3.60	3.67
Distributions:
Dividends from investment income—net	(.15)	(.13)	(.12)	(.07)	(.19)
Dividends from net realized gain on investments	(1.24)	(.99)	(2.51)	(1.86)	(1.15)
Total Distributions	(1.39)	(1.12)	(2.63)	(1.93)	(1.34)
Net asset value, end of period	21.97	17.88	15.57	18.63	16.96
Total Return (%)	32.72	23.11	(.59)	22.62	27.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.87	.86	.86	.87
Ratio of net investment income to average net assets	.55	.90	.66	.53	.72
Portfolio Turnover Rate	29.38	43.62	78.12	45.29	62.39
Net Assets, end of period ($ x 1,000)	483,169	447,927	430,597	577,906	485,040

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.62	15.37	18.43	16.81	14.51
Investment Operations:
Investment income—net [a]	.05	.10	.07	.05	.07
Net realized and unrealized gain (loss) on investments	5.29	3.24	(.53)	3.46	3.53
Total from Investment Operations	5.34	3.34	(.46)	3.51	3.60
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.09)	(.03)	(.15)
Dividends from net realized gain on investments	(1.24)	(.99)	(2.51)	(1.86)	(1.15)
Total Distributions	(1.34)	(1.09)	(2.60)	(1.89)	(1.30)
Net asset value, end of period	21.62	17.62	15.37	18.43	16.81
Total Return (%)	32.36	22.77	(.81)	22.24	26.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.12	1.11	1.11	1.12
Ratio of net investment income to average net assets	.28	.67	.42	.32	.49
Portfolio Turnover Rate	29.38	43.62	78.12	45.29	62.39
Net Assets, end of period ($ x 1,000)	12,152	7,968	7,153	11,658	5,947

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.67	12.86	16.86	14.49	12.44
Investment Operations:
Investment income (loss)—net [a]	(.03)	.01	.01	(.01)	.01
Net realized and unrealized gain (loss) on investments	4.22	2.32	(1.74)	3.86	2.09
Total from Investment Operations	4.19	2.33	(1.73)	3.85	2.10
Distributions:
Dividends from investment income—net	-	(.01)	-	(.00)[b]	(.01)
Dividends from net realized gain on investments	(1.93)	(.51)	(2.27)	(1.48)	(.04)
Total Distributions	(1.93)	(.52)	(2.27)	(1.48)	(.05)
Net asset value, end of period	16.93	14.67	12.86	16.86	14.49
Total Return (%)	30.28	18.61	(9.13)	28.25	16.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.95	.94	.93	.94
Ratio of net investment income (loss) to average net assets	(.22)	.10	.08	(.05)	.10
Portfolio Turnover Rate	53.56	57.41	68.52	61.78	79.45
Net Assets, end of period ($ x 1,000)	98,281	194,521	223,000	370,701	327,604

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.30	12.57	16.57	14.30	12.31
Investment Operations:
Investment (loss)—net [a]	(.07)	(.02)	(.02)	(.05)	(.02)
Net realized and unrealized gain (loss) on investments	4.10	2.26	(1.71)	3.80	2.05
Total from Investment Operations	4.03	2.24	(1.73)	3.75	2.03
Distributions:
Dividends from net realized gain on investments	(1.93)	(.51)	(2.27)	(1.48)	(.04)
Net asset value, end of period	16.40	14.30	12.57	16.57	14.30
Total Return (%)	29.91	18.32	(9.31)	27.87	16.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.20	1.19	1.18	1.19
Ratio of net investment (loss) to average net assets	(.44)	(.16)	(.17)	(.30)	(.17)
Portfolio Turnover Rate	53.56	57.41	68.52	61.78	79.45
Net Assets, end of period ($ x 1,000)	2,647	2,164	2,064	4,258	3,227

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.78	12.31	13.45	13.17	11.22
Investment Operations:
Investment income—net [a]	.27	.21	.31	.23	.19
Net realized and unrealized gain (loss) on investments	2.64	.60	(1.20)	.26	1.98
Total from Investment Operations	2.91	.81	(.89)	.49	2.17
Distributions:
Dividends from investment income—net	(.31)	(.34)	(.25)	(.21)	(.22)
Net asset value, end of period	15.38	12.78	12.31	13.45	13.17
Total Return (%)	23.04	6.47	(6.50)	3.68	19.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.02	1.02	1.04
Ratio of net investment income to average net assets	1.86	1.67	2.47	1.68	1.64
Portfolio Turnover Rate	56.01	66.41	59.03	54.87	81.88
Net Assets, end of period ($ x 1,000)	603,937	552,883	897,080	1,124,632	1,076,444

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.65	13.12	14.32	14.02	11.92
Investment Operations:
Investment income—net [a]	.25	.20	.29	.22	.20
Net realized and unrealized gain (loss) on investments	2.81	.64	(1.27)	.26	2.10
Total from Investment Operations	3.06	.84	(.98)	.48	2.30
Distributions:
Dividends from investment income—net	(.27)	(.31)	(.22)	(.18)	(.20)
Net asset value, end of period	16.44	13.65	13.12	14.32	14.02
Total Return (%)	22.66	6.28	(6.74)	3.41	19.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.27	1.27	1.29
Ratio of net investment income to average net assets	1.62	1.53	2.20	1.44	1.53
Portfolio Turnover Rate	56.01	66.41	59.03	54.87	81.88
Net Assets, end of period ($ x 1,000)	19,392	14,473	16,755	19,963	18,145

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.35	10.14	10.72	11.23	8.96
Investment Operations:
Investment income—net [a]	.24	.07	.14	.11	.08
Net realized and unrealized gain (loss) on investments	2.71	1.27	(.64)	(.53)	2.26
Total from Investment Operations	2.95	1.34	(.50)	(.42)	2.34
Distributions:
Dividends from investment income—net	(.15)	(.13)	(.08)	(.09)	(.07)
Net asset value, end of period	14.15	11.35	10.14	10.72	11.23
Total Return (%)	26.19	13.24	(4.68)	(3.76)	26.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.39	1.39	1.39	1.40
Ratio of net investment income to average net assets	1.78	.71	1.37	.96	.84
Portfolio Turnover Rate	63.29	34.44	90.09	80.86	91.81
Net Assets, end of period ($ x 1,000)	1,063,203	762,408	819,164	922,117	904,774

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.64	10.41	11.01	11.53	9.20
Investment Operations:
Investment income—net [a]	.21	.04	.12	.09	.07
Net realized and unrealized gain (loss) on investments	2.80	1.30	(.67)	(.54)	2.31
Total from Investment Operations	3.01	1.34	(.55)	(.45)	2.38
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.05)	(.07)	(.05)
Net asset value, end of period	14.52	11.64	10.41	11.01	11.53
Total Return (%)	25.97	12.85	(4.99)	(3.93)	26.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.64	1.64	1.64	1.65
Ratio of net investment income to average net assets	1.53	.36	1.10	.74	.69
Portfolio Turnover Rate	63.29	34.44	90.09	80.86	91.81
Net Assets, end of period ($ x 1,000)	33,827	20,919	20,970	20,257	17,970

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.27	12.20	13.86	14.20	12.35
Investment Operations:
Investment income—net [a]	.37	.37	.59	.57	.42
Net realized and unrealized gain (loss) on investments	2.62	(.82)	(1.69)	(.32)	1.84
Total from Investment Operations	2.99	(.45)	(1.10)	.25	2.26
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.56)	(.59)	(.41)
Net asset value, end of period	13.79	11.27	12.20	13.86	14.20
Total Return (%)	27.02	(3.94)	(7.98)	1.63	18.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.14	1.07	1.08	1.09
Ratio of net investment income to average net assets	2.95	3.05	4.53	3.92	3.27
Portfolio Turnover Rate	44.35	55.03	45.49	54.20	46.42
Net Assets, end of period ($ x 1,000)	89,568	111,258	282,061	360,816	367,829

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.42	12.35	14.00	14.36	12.47
Investment Operations:
Investment income—net [a]	.36	.36	.53	.54	.62
Net realized and unrealized gain (loss) on investments	2.63	(.85)	(1.67)	(.34)	1.57
Total from Investment Operations	2.99	(.49)	(1.14)	.20	2.19
Distributions:
Dividends from investment income—net	(.44)	(.44)	(.51)	(.56)	(.30)
Net asset value, end of period	13.97	11.42	12.35	14.00	14.36
Total Return (%)	26.62	(4.15)	(8.21)	1.27	17.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45	1.39	1.32	1.33	1.37
Ratio of net investment income to average net assets	2.80	2.97	4.09	3.78	4.13
Portfolio Turnover Rate	44.35	55.03	45.49	54.20	46.42
Net Assets, end of period ($ x 1,000)	1,354	930	2,318	1,627	2,135

a Based on average shares outstanding.

See notes to financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.88	12.27	13.16	12.30	11.30
Investment Operations:
Investment income—net [a]	.16	.21	.19	.17	.18
Net realized and unrealized gain (loss) on investments	2.81	1.31	(.33)	1.26	1.12
Total from Investment Operations	2.97	1.52	(.14)	1.43	1.30
Distributions:
Dividends from investment income—net	(.21)	(.23)	(.26)	(.21)	(.20)
Dividends from net realized gain on investments	(.30)	(.68)	(.49)	(.36)	(.10)
Total Distributions	(.51)	(.91)	(.75)	(.57)	(.30)
Net asset value, end of period	15.34	12.88	12.27	13.16	12.30
Total Return (%)	23.59	12.78	(.44)	11.86	11.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.40	.39	.39	.38	.38
Ratio of net expenses to average net assets [b]	.32	.31	.31	.29	.30
Ratio of net investment income to average net assets [b]	1.14	1.76	1.55	1.33	1.51
Portfolio Turnover Rate	17.71	35.71	28.14	20.66	27.34
Net Assets, end of period ($ x 1,000)	537,189	463,184	454,093	489,598	460,142

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	13.00	12.37	13.25	12.39	11.38
Investment Operations:
Investment income—net [a]	.12	.18	.13	.14	.15
Net realized and unrealized gain (loss) on investments	2.83	1.32	(.29)	1.26	1.14
Total from Investment Operations	2.95	1.50	(.16)	1.40	1.29
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.23)	(.18)	(.18)
Dividends from net realized gain on investments	(.30)	(.68)	(.49)	(.36)	(.10)
Total Distributions	(.47)	(.87)	(.72)	(.54)	(.28)
Net asset value, end of period	15.48	13.00	12.37	13.25	12.39
Total Return (%)	23.29	12.51	(.63)	11.50	11.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.65	.64	.64	.63	.63
Ratio of net expenses to average net assets [b]	.57	.56	.56	.54	.55
Ratio of net investment income to average net assets [b]	.86	1.52	1.09	1.06	1.22
Portfolio Turnover Rate	17.71	35.71	28.14	20.66	27.34
Net Assets, end of period ($ x 1,000)	7,815	6,443	7,083	6,959	6,745

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-two series, including the following diversified funds: BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (“Newton US”) to serve as a sub-investment adviser of (i) BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Dynamic Large Cap Value Strategy and the U.S. Large Cap Growth Strategy; (ii) BNY Mellon Income Stock Fund; (iii) BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy; (iv) BNY Mellon Small Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small Cap Strategy, the Small Cap Value Strategy and the Small Cap Growth Strategy; (v) BNY Mellon Small/Mid Cap Multi-Strategy Fund responsible for the portions of the fund’s assets allocated to the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy and the Small/Mid Cap Growth Strategy; (vi) BNY Mellon International Fund; (vii) BNY Mellon Emerging Markets Fund; and (viii) BNY Mellon International Equity Income Fund. Newton US, subject to the Adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the respective fund’s assets or the portion of the respective fund’s assets allocated to the strategies described above. As of the Effective Date, the portfolio managers responsible for managing each relevant fund’s investments who were employees of Mellon Investments Corporation (“Mellon”), an affiliate of the Adviser, and managed the relevant funds in their capacity as employees of the Adviser pursuant to in a dual employment arrangement with the Adviser, have become employees of Newton US and are no longer employees of Mellon.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I

NOTES TO FINANCIAL STATEMENTS (continued)

shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Table 1 summarizes the inputs used as of August 31, 2021 in valuing each fund’s investments:

(b) Foreign currency transactions: Each relevant fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the funds’ understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2021, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs				Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)			Assets ($)	Liabilities ($)	Total
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks	258,544,357	-	-	-			-	-	258,544,357
Investment Companies	240,505,752	-	-	-			-	-	240,505,752
BNY Mellon Income Stock Fund
Equity Securities— Common Stocks	553,030,323	-	-		-		-	-	553,030,323
Equity Securities— Preferred Stocks	8,956,643	-	-		-		-	-	8,956,643
Investment Companies	31,895,764	-	-		-		-	-	31,895,764
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	2,935,847,646	-	2,192,432	††	-		-	-	2,938,040,078
Exchange-Traded Funds	28,224,091	-	-		-		-	-	28,224,091
Investment Companies	41,572,222	-	-		-		-	-	41,572,222
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks	920,819,189	-	4,381,168	††	-		-	-	935,200,357
Investment Companies	60,756,521	-	-		-		-	-	60,756,521
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks	494,911,773	-	-		-		-	-	494,911,773
Investment Companies	2,622,603	-	-		-		-	-	2,622,603
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	97,745,026	-	327,888	††	-		-	-	98,072,914
Exchange-Traded Funds	355,388	-	-		-		-	-	355,388
Investment Companies	4,001,344	-	-		-		-	-	4,001,344
BNY Mellon International Fund
Equity Securities— Common Stocks	598,730,814	-	-		-		-	-	598,730,814
Equity Securities— Preferred Stocks	9,268,050	-	-		-		-	-	9,268,050
Exchange-Traded Funds	3,209,714	-	-		-		-	-	3,209,714
Investment Companies	4,404,310	-	-		-		-	-	4,404,310
Forward Foreign Currency Exchange Contracts	-	-	-		(2,757)	†††	-	-	(2,757)

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks	1,071,302,039	-	-		-	-	-	1,071,302,039
Equity Securities— Preferred Stocks	7,170,464	-	-		-	-	-	7,170,464
Investment Companies	10,846,873	-	-		-	-	-	10,846,873
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks	88,157,526	-	-		-	-	-	88,157,526
Equity Securities— Preferred Stocks	335,720	-	-		-	-	-	335,720
Exchange-Traded Funds	834,624	-	-		-	-	-	834,624
Investment Companies	223,898	-	-		-	-	-	223,898
Warrants	-	-	0	††	-	-	-	0
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,091,131		-	-	-	1,091,131
Corporate Bonds	-	-	26,722,463		-	-	-	26,722,463
Equity Securities— Common Stocks	143,559,119	-	-		-	-	-	143,559,119
Equity Securities— Preferred Stocks	400,500	-	-		-	-	-	400,500
Investment Companies	338,879,453	-	-		-	-	-	338,879,453
Municipal Securities	-	-	3,892,458		-	-	-	3,892,458
U.S. Government Agencies Mortgage-Backed	-	-	16,536,464		-	-	-	16,536,464
U.S. Treasury Securities	-	-	14,214,833		-	-	-	14,214,833

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the

NOTES TO FINANCIAL STATEMENTS (continued)

market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2021.

Table 2—Securities Lending Agreement

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 600
BNY Mellon Income Stock Fund	5,246
BNY Mellon Mid Cap Multi-Strategy Fund	41,450
BNY Mellon Small Cap Multi-Strategy Fund	122,524
BNY Mellon Focused Equity Opportunities Fund	1,283
BNY Mellon Small/Mid Cap Multi-Strategy Fund	8,263
BNY Mellon International Fund	2,193
BNY Mellon Emerging Markets Fund	12,263
BNY Mellon International Equity Income Fund	853
BNY Mellon Asset Allocation Fund	341

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2021, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2021.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,792,842	-	27,190,117	241,745,319
BNY Mellon Income Stock Fund	600,314	-	73,955,061	141,073,594
BNY Mellon Mid Cap Multi-Strategy Fund	50,270,296	-	252,282,622	1,525,131,715
BNY Mellon Small Cap Multi-Strategy Fund	36,895,850	-	68,407,036	203,172,167
BNY Mellon Focused Equity Opportunities Fund	7,806,708	-	46,143,920	222,718,826
BNY Mellon Small/Mid Cap Multi-Strategy Fund	9,087,303	-	12,603,760	33,126,555
BNY Mellon International Fund	11,295,425	(44,037,630)	-	62,385,977
BNY Mellon Emerging Markets Fund	19,387,373	(412,047,396)	-	378,430,380
BNY Mellon International Equity Income Fund	1,099,515	(76,378,786)	-	17,772,763
BNY Mellon Asset Allocation Fund	1,164,955	-	17,706,317	171,990,025

† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2021.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020.

During the period ended August 31, 2021, as a result of permanent book to tax differences, where indicated each identified fund increased (decreased) total distributable earnings (loss) and increased (decreased) paid-in capital as summarized in Table 6. These permanent book to tax differences are primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes for BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund. Net assets and net asset value per share were not affected by these reclassifications.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other

NOTES TO FINANCIAL STATEMENTS (continued)

interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on BNY Mellon Asset Allocation fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

Table 4—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	29,214,316	14,823,314	44,037,630
BNY Mellon Emerging Markets Fund	265,940,409	146,106,987	412,047,396
BNY Mellon International Equity Income Fund	35,832,581	40,546,205	76,378,786

† These capital losses can be carried forward for an unlimited period.

Table 5— Tax Character of Distributions Paid
	2021		2020
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,402,600	15,860,327	3,436,575	22,166,638
BNY Mellon Income Stock Fund	11,627,577	-	24,319,994	71,826,543
BNY Mellon Mid Cap Multi-Strategy Fund	13,631,523	191,107,540	5,249,653	88,833,071
BNY Mellon Small Cap Multi-Strategy Fund	-	4,331,978	603,688	13,811,767
BNY Mellon Focused Equity Opportunities Fund	5,151,064	28,321,679	4,356,243	25,601,420
BNY Mellon Small/Mid Cap Multi-Strategy Fund	1,199,929	11,280,109	152,991	8,473,128
BNY Mellon International Fund	13,072,579	-	24,173,104	-
BNY Mellon Emerging Markets Fund	10,483,912	-	10,545,792	-
BNY Mellon International Equity Income Fund	3,907,050	-	9,708,920	-
BNY Mellon Asset Allocation Fund	7,448,909	10,711,004	8,605,175	24,941,107

Table 6—Return of Capital Statement of Position
	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon Income Stock Fund	(5,115,579)	5,115,579
BNY Mellon Mid Cap Multi-Strategy Fund	(22,063,788)	22,063,788
BNY Mellon Small Cap Multi-Strategy Fund	(4,283,692)	4,283,692
BNY Mellon Focused Equity Opportunities Fund	(4,540,735)	4,540,735
BNY Mellon Small/Mid Cap Multi-Strategy Fund	(32,758,490)	32,758,490

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon International Fund, did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 for BNY Mellon Income Stock Fund was approximately $102,740, with a related weighted average annualized interest rate of 1.26%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 for BNY Mellon Focused Equity Opportunities Fund was approximately $200,822, with a related weighted average annualized interest rate of 1.13%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 for BNY Mellon Emerging Markets Fund was approximately $91,781, with a related weighted average annualized interest rate of 1.20%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 for BNY Mellon International Equity Fund was approximately $65,753, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2021 for BNY Mellon Asset Allocation Fund was approximately $7,671, with a related weighted average annualized interest rate of 1.20%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity securities), .40% (debt securities) and .15% (money market instruments and other underlying funds, which may consist of affiliated funds and unaffiliated open-end funds, closed-end funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $882 during the period ended August 31, 2021.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $386,893 during the period ended August 31, 2021.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

NOTES TO FINANCIAL STATEMENTS (continued)

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Newton US, the Adviser pays Newton US a monthly fee at an annual rate set forth below in Table 7 of the respective fund’s average daily net assets or the portion of the respective fund’s average daily net assets allocated to the strategies sub-advised by Newton US.

Table 7—Annual Fee (as a percentage of average daily net assets allocated to the strategies sub-advised by Newton US)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	.15
BNY Mellon Income Stock Fund	.195
BNY Mellon Mid Cap Multi-Strategy Fund	.40
BNY Mellon Small Cap Multi-Strategy Fund	.55
BNY Mellon Small/Mid Cap Multi-Strategy Fund	.50
BNY Mellon International Fund	.255
BNY Mellon Emerging Markets Fund	.345
BNY Mellon International Equity Income Fund	.25

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser is ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2021, the Distributor retained $76 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $5,237 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 8 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2021, pursuant to the Shareholder Services

Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—Shareholder Services Plan Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 27,988
BNY Mellon Income Stock Fund
Investor Shares	34,732
Class A	3,394
Class C	1,746
BNY Mellon Mid Cap Multi-Strategy Fund	361,122
BNY Mellon Small Cap Multi-Strategy Fund	70,552
BNY Mellon Focused Equity Opportunities Fund	23,566
BNY Mellon Small/Mid Cap Multi-Strategy Fund	5,546
BNY Mellon International Fund	42,938
BNY Mellon Emerging Markets Fund	69,658
BNY Mellon International Equity Income Fund	2,310
BNY Mellon Asset Allocation Fund	17,047

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency services for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares and cash management services inclusive of earnings credits, if any, for the funds. The majority of transfer agency fees for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust, excluding BNY Mellon Income Stock Fund, Class A, Class C, Class I and Class Y shares. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—Transfer Agency Agreement Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 46
BNY Mellon Income Stock Fund	2,803
BNY Mellon Mid Cap Multi-Strategy Fund	1,032
BNY Mellon Small Cap Multi-Strategy Fund	420
BNY Mellon Focused Equity Opportunities Fund	68
BNY Mellon Small/Mid Cap Multi-Strategy Fund	49
BNY Mellon International Fund	133
BNY Mellon Emerging Markets Fund	139
BNY Mellon International Equity Income Fund	36
BNY Mellon Asset Allocation Fund	53

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the custody agreement.

Table 10—Custody Agreement Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 4,103
BNY Mellon Income Stock Fund	14,594
BNY Mellon Mid Cap Multi-Strategy Fund	72,653
BNY Mellon Small Cap Multi-Strategy Fund	53,660
BNY Mellon Focused Equity Opportunities Fund	11,399
BNY Mellon Small/Mid Cap Multi-Strategy Fund	23,454
BNY Mellon International Fund	96,905
BNY Mellon Emerging Markets Fund	759,521
BNY Mellon International Equity Income Fund	91,008
BNY Mellon Asset Allocation Fund	11,044

Table 11 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2021.

Table 11—Chief Compliance Officer Fees

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	$ 20,046
BNY Mellon Income Stock Fund	14,319
BNY Mellon Mid Cap Multi-Strategy Fund	22,910
BNY Mellon Small Cap Multi-Strategy Fund	14,319
BNY Mellon Focused Equity Opportunities Fund	14,319
BNY Mellon Small/Mid Cap Multi-Strategy Fund	14,319
BNY Mellon International Fund	14,319
BNY Mellon Emerging Markets Fund	14,319
BNY Mellon International Equity Income Fund	14,319
BNY Mellon Asset Allocation Fund	17,182

NOTES TO FINANCIAL STATEMENTS (continued)

Table 12 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 13 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and options transactions, during the period ended August 31, 2021.

Table 12—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agency Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	184,440	27,196	-	2,956	1,440	8,800	6	-
BNY Mellon Income Stock Fund	319,757	60,486	425	3,886	6,800	6,286	355	(38)
BNY Mellon Mid Cap Multi-Strategy Fund	1,898,046	311,169	-	36,202	22,000	10,057	166	-
BNY Mellon Small Cap Multi-Strategy Fund	683,311	98,844	-	7,090	12,000	6,286	51	-
BNY Mellon Focused Equity Opportunities Fund	290,562	51,038	-	2,467	3,600	6,286	12	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	64,119	10,512	-	535	6,800	6,286	8	-
BNY Mellon International Fund	451,239	65,274	-	3,950	32,000	6,286	25	-
BNY Mellon Emerging Markets Fund	1,058,381	113,160	-	6,956	270,000	6,286	16	-
BNY Mellon International Equity Income Fund	66,124	9,565	-	216	27,288	6,286	6	-
BNY Mellon Asset Allocation Fund	158,207	21,325	-	1,554	3,000	7,543	15	-

Table 13—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	109,437,008	52,605,457
BNY Mellon Income Stock Fund	387,165,483	611,386,489
BNY Mellon Mid Cap Multi-Strategy Fund	867,496,365	1,301,931,090
BNY Mellon Small Cap Multi-Strategy Fund	665,046,358	417,164,576
BNY Mellon Focused Equity Opportunities Fund	131,422,643	217,233,052
BNY Mellon Small/Mid Cap Multi-Strategy Fund	65,822,585	194,763,886
BNY Mellon International Fund	328,920,059	385,036,407
BNY Mellon Emerging Markets Fund	722,840,494	601,200,877
BNY Mellon International Equity Income Fund	42,774,349	83,991,372
BNY Mellon Asset Allocation Fund	87,809,589	96,049,759

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2021 is discussed below.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At August 31, 2021, there were no purchase or written options outstanding for BNY Mellon Income Stock Fund.
Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2021, there were no forward contracts outstanding for BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund. Forward contracts open at August 31, 2021 for BNY Mellon International Fund are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 14 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2021.

NOTES TO FINANCIAL STATEMENTS

Table 14—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon International Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(2,757)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(2,757)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(2,757)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
J.P. Morgan Securities	(2,757)		-	-	(2,757)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 15 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2021.

Table 15—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	47,460
BNY Mellon International Fund Forward contracts	3,628,798
BNY Mellon Emerging Markets Fund Forward contracts	860,720
BNY Mellon International Equity Income Fund Forward contracts	178,955

Table 16 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2021.

Table 16—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	257,304,790	242,522,106	776,787	241,745,319
BNY Mellon Income Stock Fund	452,809,136	153,546,920	12,473,326	141,073,594
BNY Mellon Mid Cap Multi-Strategy Fund	1,482,704,676	1,565,940,712	40,808,997	1,525,131,715
BNY Mellon Small Cap Multi-Strategy Fund	782,784,711	245,029,942	41,857,775	203,172,167
BNY Mellon Focused Equity Opportunities Fund	274,815,550	227,476,546	4,757,720	222,718,826
BNY Mellon Small/Mid Cap Multi-Strategy Fund	69,303,091	36,240,372	3,113,817	33,126,555
BNY Mellon International Fund	553,288,830	96,478,548	34,157,247	62,321,301
BNY Mellon Emerging Markets Fund	710,062,385	419,293,095	40,036,104	379,256,991
BNY Mellon International Equity Income Fund	71,805,138	22,309,951	4,563,321	17,746,630
BNY Mellon Asset Allocation Fund	373,306,396	173,807,516	1,817,491	171,990,025

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statement of forward foreign currency exchange contracts (with respect to BNY Mellon International Fund), as of August 31, 2021, the statements of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,090,602 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.7176 per share as a capital gain dividend paid on December 21, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0046 as a short-term capital gain dividend paid on December 21, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 99.40% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $11,600,344 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 66.26% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $9,236,328 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.5061 per share as a capital gain dividend paid on December 16, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0302 as a short-term capital gain dividend paid on December 16, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

The fund reports the maximum amount allowable but not less than $.1451 per share as a long-term capital gain dividend paid on December 17, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 75.74% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,954,461 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.1721 per share as a capital gain dividend paid on December 10, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0683 as a short-term capital gain dividend paid on December 10, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small / Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 5.63% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $73,194 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.7457 per share as a capital gain dividend paid on December 10, 2010 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1857 as a short-term capital gain dividend paid on December 10, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $19,222,763 as income sourced from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,594,809 as taxes paid from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also the fund reports the maximum amount allowable, but not less than $14,667,388 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $34,319,997 as income sourced from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,258,314 as taxes paid from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also the fund reports the maximum amount allowable, but not less than $11,935,024 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $4,772,589 as income sourced from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $507,429 as taxes paid from foreign countries for the fiscal year ended August 31, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also the fund reports the maximum amount allowable, but not less than $4,414,479 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 22.14% of ordinary income dividends paid during the fiscal year ended August 31, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,709,496 as ordinary income dividends paid during the fiscal year ended August 31, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.3018 per share as a capital gain dividend paid on December 31, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0005 as a short-term capital gain dividend paid on December 31, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND EACH RELEVANT FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 15-16, 2021, the Board considered the renewal of (i) the funds’ Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”); (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of the fund’s investments allocated to the U.S. Large Cap Equity Strategy; (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy; and (iv) the Sub-Investment Advisory Agreement with respect to the BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“GCM”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Boston Partners and GCM, collectively, the “Subadvisers,” and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Mid Cap Multi-Strategy Fund, together, the “Subadvised Funds”). For the Subadvised Funds, each fund’s Agreement and the applicable Sub-Investment Advisory Agreement(s) are referred to collectively as the “Agreements.” The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the distribution channel(s) of the funds and the need to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as, for the Subadvised Funds, the Adviser’s supervisory activities over the Subadviser(s). The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”)1 and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”). At the Adviser’s request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Asset Allocation Fund, a “fund of funds,” which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional mixed-asset target allocation growth funds of funds selected by Broadridge as comparable to the fund (the “Funds of Funds Performance Group”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Funds of Funds Performance Group (the “Funds of Funds Expense Group”) and with a broader group of funds consisting of the funds in the Funds of Funds Expense Group and the fund’s Expense Universe (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the

Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and representatives of the Adviser informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Fund of Funds Expense Group and the funds in the Funds of Funds Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

Management Fee and Expense Ratio Comparisons. For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser and, for the Subadvised Funds, the sub-advisory services provided by the Subadviser, or by each Subadviser, as applicable. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For the Subadvised Funds, the Board considered the fee payable to the Subadviser, or to each Subadviser, as applicable, in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser, or by each Subadviser, as applicable, and the Adviser. The Board also took into consideration that each Subadviser’s fee is paid by the Adviser, out of its fee from the relevant fund, and not the fund.

For each of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Asset Allocation Fund and BNY Mellon Large Cap Stock Fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one or more funds advised or administered by the Adviser in the same Lipper category as the fund (the “Similar Fund(s)”) and explained the nature of the Similar Fund(s). They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each fund, the Board considered the relevance of the fee information provided for the Similar Fund(s) to evaluate the appropriateness of the fund’s management fee. For each fund, representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser (or, for the Subadvised Funds, the Subadviser(s)) that are considered to have similar investment strategies and policies as the fund.

For each of BNY Mellon Income Stock Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon International Fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising the one or more separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”) and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. For each fund, the Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

For BNY Mellon International Equity Income Fund, representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at the Performance Group medians and above the Performance Universe medians for all periods, except the ten-year period where it was below the Performance Group median. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2020, which showed that four out of the fund’s six strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was approximately equal to the Expense Group median and higher than the Expense

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND EACH RELEVANT FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Universe median actual management fee and the fund’s total expenses were at the Expense Group median and lower than the Expense Universe median total expenses.

BNY Mellon Income Stock Fund

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period where the performance was above the Performance Group and Performance Universe medians. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. It was noted that the fund’s performance relative to the performance of the funds in the Performance Group and the Performance Universe had been negatively impacted (compared to the prior year’s performance comparisons) by the fund’s relative performance in the most recent one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown (including the two most recent calendar years).

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2020, which showed that three out of the fund’s five strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown (including the four most recent calendar years). The Board discussed with management the reasons for the fund’s underperformance versus the Performance Group and Universe during the periods under review and noted that the Performance Group and Universe were comprised of mid-cap growth funds whereas the fund allocates its assets among multiple investment strategies including mid-cap growth, value and core investment strategies. Management confirmed that the fund continued to apply consistent investment strategies and performed in a manner management expected under current market conditions.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking first in the Performance Group and in the first quartile of the Performance Universe in each period). The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2020, which showed that two out of the fund’s three strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s actual total expenses were lower than the Expense Group median and slightly higher than Expense Universe median total expenses.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods and that the fund’s performance ranked in the third quartile of the Performance Group in each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown (including the most recent calendar year).

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2020, which showed that two out of the fund’s three strategies performed better than the respective benchmark index. It was noted that the fund’s performance relative to the performance of the funds in the Performance Group had been negatively impacted (compared to the prior year’s performance comparisons) by the fund’s relative performance in the most recent one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown (including the two most recent calendar years). The Board discussed with management the reasons for the fund’s underperformance versus the Performance Group and Universe during certain periods under review and noted that the Performance Group and Universe were comprised of small-cap growth funds whereas the fund allocates its assets among multiple investment strategies including small-cap and mid-cap growth, value and core investment strategies. Management confirmed that the fund continued to apply consistent investment strategies and performed in a manner management expected under current market conditions.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

BNY Mellon International Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and at or above the Performance Universe median for the two-, four- and ten-year periods and below the Performance Universe median for all other periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Board also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. It was noted that the fund’s performance relative to the performance of the funds in the Performance Group had been negatively impacted (compared to the prior year’s performance comparisons) by the fund’s relative performance in the most recent one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and the Expense Universe median total expenses.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND EACH RELEVANT FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the four- and five-year periods when it was above the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. It was noted that the fund’s performance relative to the performance of the funds in the Performance Universe had been negatively impacted (compared to the prior year’s performance comparisons) by the fund’s relative performance in the most recent one-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

BNY Mellon International Equity Income Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the five-year period when performance was above the Performance Group median. It was noted that there were only three or four other funds in the Performance Group in each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with management the reasons for the fund’s underperformance versus the Performance Group and Universe during certain periods under review and noted that the portfolio managers are very experienced and that the Adviser was committed to providing the resources necessary to assist the Fund’s portfolio managers.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and the Expense Universe median total expenses.

BNY Mellon Asset Allocation Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the one-year period when the performance was at the Performance Group median, and above the Performance Universe medians for all periods, except the five- and ten-year periods when it was at and below the Performance Group median, respectively. They also considered that the fund’s total return performance was above the Funds of Funds Performance Group median for all periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers or underlying funds responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2020, which showed that fourteen out of the fund’s twenty-two managers/underlying funds in the strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds was included in the fund’s total expenses used to determine its rankings in the Expense Group, Expense Universe, Funds of Funds Expense Group and Funds of Funds Expense Universe (even though not all other funds in the Expense Group, Expense Universe and Funds of Funds Expense Universe invest in underlying funds). The Board considered that the fund’s contractual management fee was lower than the Expense Group median and higher than the Funds of Funds Expense Group median contractual management fee; the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee (lowest in the Expense Group) and higher than the Funds of Funds Expense Group median and the Funds of Funds Expense Universe median actual management fee; and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses and lower than the Funds of Funds Expense Group median and the Funds of Funds Expense Universe median total expenses (all including Acquired Fund expenses).

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual operating expenses of neither share class of the fund (including indirect fees and expenses of the underlying funds, but excluding fund shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87% of the fund’s average daily net assets.

BNY Mellon Large Cap Stock Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the one- and ten-year periods where the performance was above the Performance Group median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Board also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. For each fund, the Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement for BNY Mellon Asset Allocation Fund and the effect such arrangement had on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement (or, for the Subadvised Funds, the Agreements), considered in relation to the mix of services provided pursuant to the Agreement (or, for the Subadvised Funds, the Agreements), including the nature, extent and quality of such services, supported the renewal of the Agreement(s) and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. For the Subadvised Funds, since the Adviser, and not the relevant fund, pays each Subadviser pursuant to its Sub-Investment Advisory Agreement, the Board did not consider a Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and, for the Subadvised Funds, potential benefits to the Subadvisers from acting as sub-investment advisers, and took into consideration the soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows with respect to each fund.

• The Board concluded that the nature, extent and quality of the services provided to the fund pursuant to the Agreement(s) are adequate and appropriate.

• With respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Small

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND EACH RELEVANT FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

Cap Multi-Strategy Fund, the Board was satisfied with the fund’s performance.

• With respect to BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Asset Allocation Fund and BNY Mellon Emerging Markets Fund and BNY Mellon Large Cap Stock Fund, the Board generally was satisfied with the fund’s overall performance.

• With respect to BNY Mellon Income Stock Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, the Board determined the fund’s overall performance was satisfactory in light of the totality of the information presented.

• With respect to BNY Mellon Mid-Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund, while the Board noted the fund’s relative performance, the Board was satisfied with management’s explanation for the relative underperformance and expressed confidence in the funds’ strategies and portfolio managers.

• The Board concluded that the fees paid pursuant to the Agreement (or, for the Subadvised Funds, pursuant to the Agreements) continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• For BNY Mellon Asset Allocation Fund, the Board determined that the fees charged under the Agreement were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement(s) with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates (and, for the Subadvised Funds, the Subadviser(s)), of the Adviser (and, for the Subadvised Funds, the Subadviser(s)) and the services provided to the fund pursuant to the Agreement(s). The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement(s), including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement(s) for the fund, or, with respect to the Agreement, for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement(s) for each fund.

1 For each fund, the Performance Universe and the Expense Universe (each as defined herein) were each comprised of the same group of funds, except that the Performance Universe consisted of all retail and institutional funds in the stated strategy while the Expense Universe consisted of all institutional funds in the stated strategy and excluded outliers. The Performance and Expense Groups and the Performance and Expense Universes for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund consisted of large-cap core funds, mid-cap growth funds, small-cap core funds and small-cap growth funds, respectively. The Performance and Expense Groups and the Performance and Expense Universes for BNY Mellon Income Stock Fund consisted of equity income funds. The Performance and Expense Groups and the Performance and Expense Universes for BNY Mellon Focused Equity Opportunities Fund consisted of large-cap core funds, large-cap growth funds and large-cap value funds. The Performance and Expense Groups and the Performance and Expense Universes for BNY Mellon Asset Allocation Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon Large Cap Core Fund and BNY Mellon International Equity Income Fund consisted of mixed-asset target allocation growth funds, international multi-cap core funds, emerging markets funds, large-cap core funds and international equity income funds, respectively.

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At a meeting of the Trust’s Board of Trustees held on June 8, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing all or a portion of the investments of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon large Cap Stock Fund as employees of Mellon in a dual employment arrangement with the Adviser will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the funds’ sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the funds’ current investment advisory agreement (the “Current Investment Advisory Agreement”) to reflect the engagement of Newton US as sub-investment adviser to each fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to each fund, and the Amended Investment Advisory Agreement. The recommendation for the approval, for each fund, of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of all or a portion1 of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on March 15-16, 2021 (the “15(c) Meeting”), at which the Board re-approved, for each fund, the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and approved, for each fund, the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided to each fund by Newton US under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its relevant personnel; (ii) the expertise of the personnel providing portfolio management services to the fund, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided to each fund by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers employed by Mellon, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided to each fund by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND EACH RELEVANT FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered each fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered each fund’s performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement with respect to the fund.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement by each fund, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US by each fund in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the funds, an analysis of profitability was more appropriate in the context of the Board’s consideration of each fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser with respect to each fund was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. For each fund, the Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement for the fund, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of a fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the funds, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Investment Advisory Agreement for each fund effective as of the Effective Date.

1 BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Mid Cap Multi-Strategy Fund already had one or two sub-investment advisers managing portions of their portfolios, in addition to management of a portion of each of their portfolios by employees of Mellon in a dual employment arrangement with the Adviser, and the arrangements with the other sub-investment advisers would remain in place after the Firm Realignment.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (78)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002) and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 22

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John R. Alchin (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 22

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Ronald R. Davenport (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 22

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Jack Diederich (84)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 22

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Kim D. Kelly (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 22

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Kevin C. Phelan (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 22

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Patrick J. Purcell (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 22

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Thomas F. Ryan, Jr. (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Maureen M. Young (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 57 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director- BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 119 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Walter Scott & Partners Limited

One Charlotte Square

Edinburgh, Scotland, UK

Geneva Capital Management LLC

100 East Wisconsin Avenue

Suite 2550,

Milwaukee, WI 53202

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street – Suite 1550

New York, NY 10165

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTAR0821-EQ

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2020 through August 31, 2021, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 3.34%, and Investor shares produced a total return of 3.16%.1 In comparison, the fund’s benchmark, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47% and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.75% for the same period.2,3,4

Intermediate municipal bonds produced positive total returns over the reporting period supported by improving investor sentiment and investors’ desire for tax-free income. The fund outperformed the Index due to allocation and issue selection decisions in several investment areas.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy reopened. Longer maturity municipals continued to outperform their short-maturity counterparts during this time period. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Strategic Positioning Broadly Boosts Performance

Nearly all the fund’s strategic positions added value compared to the Index. From a duration perspective, while the fund remained close to neutral on average, underweight exposure to the middle of the curve and overweight exposure to long duration holdings—including out-of-benchmark longs—added to relative returns. The fund held some out-of-benchmark exposure at the short end of the curve as well, which detracted. In terms of credit-rating posture, a combination of allocation and security selection enhanced returns. The fund held an underweight exposure to underperforming AAA rated issues. In the AA rated basket, allocation was neutral while issue-specific factors drove strong returns. Overweight exposure to lower investment grade securities (A and BBB rated in particular) also proved to be materially beneficial. Regarding sectors, returns benefited from selection and allocation among tax-supported, dedicated-tax fund, higher education, health care, transportation and utilities holdings. Exposure in the housing sector and a modest allocation to a Treasury hedge, early in the reporting period, were the only slight sector detractor from relative performance.

Seeking Yield Advantage

Our outlook for municipal bonds is positive considering the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that municipal bond valuations appear rich and opportunities for yield are muted in the prevailing environment of historically low interest rates and tight credit spreads. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong, particularly with proposals for increased federal wealth taxes potentially on the table. The fund maintains a close-to-neutral duration position relative to the Index, and has recently trimmed its out-of-benchmark exposure at the short and long ends of the curve, bringing its posture even more closely in line with the Index. From a credit-rating perspective, the fund slightly favors BBB and A rated securities to maintain an appropriate yield advantage relative to the Index.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

2

For the period from September 1, 2020 through August 31, 2021, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.03%, and Investor shares produced a total return of 0.78%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index2 (the “Index”), produced a total return of 0.80% and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 0.87% for the same period. footnote.3,4

Municipal bonds delivered positive total returns over the reporting period despite rising rates, with demand supported by improving investor sentiment and investors’ desire for tax-free income. The fund produced mixed results compared to the Index, primarily due to issue selection and allocation decisions.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy reopened. Short-maturity municipals generally outperformed their longer counterparts. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Fund Participates in Market Gains

The fund’s return versus the Index was helped during the reporting period by a variety of issue selection and allocation decisions. From a credit-rating perspective, overweight exposure to A, BBB and other rated debt, which performed well during the period, enhanced relative performance. Underweights to underperforming AAA and AA rated credits bolstered returns as well. Among sectors, a significant overweight to pollution control revenue bonds proved beneficial. Performance in several other sectors was relatively strong as well, including housing, transportation, utilities, industrial development and other revenue. Among state allocations, the fund’s holdings in California, New York and Texas bonds added value. Conversely, a few strategies constrained fund performance, a small allocation to cash and higher education and toll road sectors as their durations were concentrated in shorter underperforming maturities.

Seeking to Maintain a Yield Advantage

Our outlook for municipal bonds is positive, reflecting the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that opportunities for yield are muted in the prevailing environment of historically low interest rates. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong despite rich valuations, particularly with proposals for increased federal wealth taxes on the table. The fund continues to maintain an overweight to securities with lower credit ratings to maintain an appropriate yield advantage relative to the Index.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal bonds may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.91%, and Investor shares produced a total return of 2.65%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.75% for the same period.3,4

Intermediate municipal bonds produced positive total returns over the reporting period supported by improving economic fundamentals and investors’ desire for tax-free income. The fund outperformed the Index due to allocation and issue selection decisions in several investment areas.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy reopened. Longer-maturity municipals generally outperformed their shorter counterparts. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Strategic Positioning Broadly Boosts Performance

Nearly all the fund’s strategic positions added value compared to the Index. From a duration perspective, while the fund remained close to neutral on average, underweight exposure to the middle of the curve and overweight exposure to long duration holdings—including out-of-benchmark longs—added to relative returns. The fund held some out-of-benchmark exposure at the short end of the curve as well, which detracted. In terms of credit-rating posture, a combination of allocation and security selection enhanced returns. The fund held significantly underweight exposure to underperforming AAA rated issues. In the AA rated basket, allocation was neutral while issue-specific factors drove strong returns. Overweight exposure to A, BBB and other rated groups also proved materially beneficial. Regarding sectors, returns benefited from selection and allocation among tax-supported, dedicated-tax fund, higher education, health care, transportation and utilities holdings. Exposure in the housing sector and a modest interest rate hedge were a couple of slight detractors from relative performance.

Seeking Yield Advantage

Our outlook for municipal bonds is positive considering the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that municipal bond valuations appear rich and opportunities for yield are muted in the prevailing environment of historically low interest rates. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong, particularly with proposals for increased federal wealth taxes potentially on the table. The fund maintains a close-to-neutral duration position relative to the Index, and has recently trimmed its out-of-benchmark exposure at the short and long ends of the curve, bringing its posture even more closely in line with the Index. From a credit-rating perspective, the fund slightly favors BBB and A rated securities to maintain an appropriate yield advantage relative to the Index.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period of September 1, 2020 through August 31, 2021, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.89%, and Investor shares produced a total return of 2.56%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47% and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.75% for the same period.2,3,4

Intermediate municipal bonds produced positive total returns over the reporting period supported by improving economic fundamentals and investors’ desire for tax-free income. The fund outperformed the Index due to allocation and issue selection decisions in several investment areas.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months, due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy reopened. Longer maturity municipals continued to outperform their short-maturity counterparts during this time period. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Strategic Positioning Boosts Performance Across the Board

Nearly all elements of the fund’s strategic positioning added value compared to the Index. From a structural perspective, the fund’s duration remained close to neutral on average. With successively longer maturity segments seeing better returns within the overall market during the period, the slightly longer-than-index average maturity of the fund was additive. Holdings in maturities longer than those represented in the benchmark added to relative returns along with underweight exposure to the middle of the curve. These combined effects easily outweighed a slight detraction stemming from some out-of-benchmark exposure at the very front end of the curve. A combination of allocation effects and security selection enhanced returns with respect to credit quality. In an environment where lower investment grade credit quality had significantly better returns than high grades, the fund’s overweight in BBB securities and collective underweight to bonds rated AA or higher combined for a strongly positive allocation effect. And this was supplemented by security-specific effects in the more highly rated groupings resulting in positive contributions to relative returns across the credit quality spectrum. Overweight allocations to the higher education and health care sectors were additive as associated credits saw recovering fundamentals and outperformed the broader market during the period.

Seeking Yield Advantage

Our outlook for municipal bonds is positive considering the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that municipal bond valuations appear rich and opportunities for yield are muted in the prevailing environment of historically low interest rates and tight credit spreads. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong, particularly with proposals for increased federal wealth taxes potentially on the table. The fund maintains a close-to-neutral duration position relative to the Index and has recently trimmed its out-of-benchmark exposure at the short and long ends of the curve, bringing its posture even more closely in line with the Index. From a credit-rating perspective, the fund slightly favors BBB and A rated securities to maintain an appropriate yield advantage relative to the Index.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2020 through August 31, 2021, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 4.07%, and Investor shares produced a total return of 3.81%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 2.47%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 2.75% for the same period.3,4

Intermediate municipal bonds produced positive total returns over the reporting period supported by improving economic fundamentals and investors’ desire for tax-free income. The fund outperformed the Index due to allocation and issue-selection decisions in several investment areas.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York State and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by U.S. territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Generally, the fund’s average effective portfolio maturity will be between three and ten years.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased during the six months, due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy widely reopened. Short-maturity municipals generally outperformed their longer counterparts. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Strategic Positioning Boosts Performance Across the Board

Nearly all the fund’s strategic positions added values compared to the Index. From a duration perspective, while the fund remained close to neutral on average, underweight exposure to the middle of the curve and overweight exposure to long duration holdings—including out-of-benchmark longer maturities—added to relative returns. The fund held some out-of-benchmark exposure at the short end of the curve as well, which detracted. In terms of credit-rating posture, a combination of allocation and security selection enhanced returns. The fund was underweight to AAA rated issues, which underperformed lower rated segments. In the AA rated basket, allocation was approximately neutral, while issue-specific factors drove strong returns. Overweight exposure to A and BBB rated bonds also proved materially beneficial. Regarding sectors, returns benefited from selection and allocation among dedicated tax, general obligation, higher education, health care, and pollution control revenue/industrial development revenue (PCR/IDR) holdings. Exposure in the housing sector, where the fund held overweight short-end exposure, was a slight sector detractor from relative performance.

Seeking Yield Advantage

Our outlook for municipal bonds is positive considering the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that municipal bond valuations appear rich, and opportunities for yield are muted in the prevailing environment of historically low interest rates and tight spreads. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong, particularly with proposals for increased federal wealth taxes potentially on the table. The fund maintains a close-to-neutral duration position relative to the Index, and has recently trimmed its out-of-benchmark exposure at the short and long ends of the curve, bringing its posture even more closely in line with the Index. From a credit-rating perspective, the fund slightly favors BBB and A rated securities to maintain an appropriate yield advantage relative to the Index.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

4 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2020 through August 31, 2021, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 7.05%, and Investor shares produced a total return of 6.78%.1 In comparison, the fund’s benchmark, the Bloomberg U.S. Municipal Bond Index (the “Index”), produced a total return of 3.40% for the same period.2

Municipal bonds produced positive total returns over the reporting period supported by improving economic fundamentals and investors’ desire for tax-free income. The fund outperformed the Index due to overweight exposure to lower credit-quality bonds, as well as effective allocation and issue selection decisions in several other investment areas.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated, fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated, foreign-debt securities, such as Brady bonds and sovereign-debt obligations.

We seek to deliver value-added, excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Economic Reopening Bolsters the Municipal Market

Risk assets rallied in the first half of the reporting period on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to increase across the country. Investors’ concerns that municipalities and other governmental entities would suffer severe financial hardship as a result of the pandemic eased due to continued governmental support and hope of economic reopening in the face of vaccine rollouts. As a result, demand for municipal bonds increased, boosting prices and pushing rates across the municipal yield curve lower.

These positive trends continued during the second half of the reporting period, further bolstered by widespread distribution of COVID-19 vaccines and signs of increasingly robust economic activity as the economy reopened. Longer maturity municipals continued to outperform their short-maturity counterparts during this time period. Most major municipal sectors saw improving financial fundamentals. The lower credit-quality side of the market significantly outperformed the higher-rated end.

Strategic Positioning Boosts Performance Across the Board

Virtually all the fund’s strategic positions added value compared to the Index. Every aspect of the maturity profile proved accretive to relative returns, with the fund generally positioned significantly longer than the Index. Hedging activities, using futures to insulate performance against the risk of rising interest rates, further bolstered returns. In terms of credit-rating posture, the fund held significantly underweight exposure to AAA rated issues and a more modest underweight to AA rated securities. While all these credit-quality-related positions contributed positively, the strongest effect was among BBB and below-investment-grade holdings. Regarding sectors, positions in health care and charter school bonds produced the greatest alpha. From a geographical perspective, security selection and allocation decisions were most effective in California, Texas, Massachusetts, New York and New Jersey, along with a strong-performing, out-of-benchmark position in Puerto Rico bonds.

Seeking Yield Advantage

Our outlook for municipal bonds remains positive considering the growing health of the economy. At the same time, we recognize the challenges posed by the spread of the Delta variant of the COVID-19 virus. We also note that municipal bond valuations appear rich, and opportunities for yield are muted in the prevailing environment of historically low interest rates. Nonetheless, we believe that demand for tax-advantaged investments is likely to remain strong, particularly with proposals for increased federal wealth taxes potentially on the table. The fund remains significantly overweight to relatively high-yielding, lower credit-quality issues, and continues to use hedging to provide insulation against interest-rate risk. We also continue to favor longer maturities as we seek to take advantage of dislocations in the marketplace to increase the fund’s alpha.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Municipal income may be subject to state and local taxes. Capital gains, if any, are fully taxable.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	3.34%	2.90%	3.33%
Investor shares	3.16%	2.64%	3.07%
S&P Municipal Bond Intermediate Index	2.75%	3.07%	3.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	3.34%	2.90%	3.33%
Investor shares	7/1/13	3.16%	2.64%	3.07%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	2.47%	2.98%	3.70%†††

††  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Short Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	1.03%	1.33%	1.04%
Investor shares	0.78%	1.07%	0.80%
S&P Municipal Bond Short Index	0.87%	1.59%	1.39%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Fund Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Short Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	1.03%	1.33%	1.17%
Investor shares	7/1/13	0.78%	1.07%	0.91%
S&P Municipal Bond Investment Grade Short Index	7/1/13	0.80%	1.56%	1.45%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	2.91%	2.85%	2.97%
Investor shares	2.65%	2.58%	2.73%
S&P Municipal Bond Intermediate Index	2.75%	3.07%	3.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	2.91%	2.85%	3.12%
Investor shares	7/1/13	2.65%	2.58%	2.85%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	2.47%	2.98%	3.70%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	2.89%	2.59%	2.91%
Investor shares	2.56%	2.34%	2.64%
S&P Municipal Bond Intermediate Index	2.75%	3.07%	3.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	2.89%	2.59%	2.98%
Investor shares	7/1/13	2.56%	2.34%	2.72%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	2.47%	2.98%	3.70%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Years	10 Years
Class M shares	4.07%	2.68%	3.17%
Investor shares	3.81%	2.44%	2.91%
S&P Municipal Bond Intermediate Index	2.75%	3.07%	3.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	4.07%	2.68%	3.23%
Investor shares	7/1/13	3.81%	2.44%	2.97%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	2.47%	2.98%	3.70%†††

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/2021
	1 Year	5 Year	10 Years
Class M shares	7.05%	4.16%	5.19%
Investor shares	6.78%	3.92%	4.94%
Bloomberg U.S. Municipal Bond Index	3.40%	3.30%	4.05%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Municipal Opportunities Fund on 8/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.83
Ending value (after expenses)	$1,024.10	$1,023.50
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.33	$3.59
Ending value (after expenses)	$1,006.40	$1,005.10
Annualized expense ratio (%)	.46	.71
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.11	$4.38
Ending value (after expenses)	$1,022.60	$1,021.30
Annualized expense ratio (%)	.61	.86
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.70	$3.97
Ending value (after expenses)	$1,020.90	$1,018.90
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.29
Ending value (after expenses)	$1,026.60	$1,025.30
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.34	$4.62
Ending value (after expenses)	$1,037.20	$1,035.90
Annualized expense ratio (%)	.65	.90

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.35	$3.62
Ending value (after expenses)	$1,022.89	$1,021.63
Annualized expense ratio (%)	.46	.71
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.11	$4.38
Ending value (after expenses)	$1,022.13	$1,020.87
Annualized expense ratio (%)	.61	.86
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.70	$3.97
Ending value (after expenses)	$1,022.53	$1,021.27
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.31	$4.58
Ending value (after expenses)	$1,021.93	$1,020.67
Annualized expense ratio (%)	.65	.90

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20

STATEMENT OF INVESTMENTS

August 31, 2021

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.2%
Alabama - .5%
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2036	7,500,000	9,223,754
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	5,803,569
				15,027,323
Arizona - 2.6%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000	2,238,548
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000	1,288,746
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000	1,092,406
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000	1,164,500
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2027	525,000	553,818
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2026	600,000	630,917
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2025	650,000	679,329
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2029	675,000	708,730
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2028	1,000,000	1,055,385
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2034	770,000	853,036
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2035	795,000	876,405
Arizona Industrial Development Authority, Revenue Bonds (Greathearts Arizona Project) Ser. A	3.00	7/1/2036	820,000	899,149
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000	12,155,179
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000	6,157,421
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000	7,475,035
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000	6,358,122
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000	5,473,098
Phoenix Civic Improvement Corp., Revenue Bonds, Refunding, Ser. B	4.00	7/1/2028	10,000,000	11,003,727
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project)	5.00	1/1/2027	2,750,000	3,399,618
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project)	5.00	1/1/2026	3,700,000	4,434,898
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project)	5.00	1/1/2025	4,500,000	5,206,958
				73,705,025
California - 13.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	10/1/2035	2,050,000	2,475,440
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000	1,779,476
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,750,000	1,873,860
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2035	2,485,000	2,662,109
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000	11,665,947
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	[a] 10,847,615
California, GO	1.70	2/1/2028	10,000,000	10,228,604

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
California - 13.5% (continued)
California, GO	5.25	10/1/2039	5,000,000		6,023,419
California, GO	5.25	9/1/2029	10,000,000		11,020,308
California, GO, Refunding	4.00	9/1/2031	10,000,000		11,639,021
California, GO, Refunding	5.00	10/1/2029	5,000,000		5,999,697
California, GO, Refunding	5.00	10/1/2025	5,000,000		5,951,737
California, GO, Refunding	5.00	4/1/2031	9,900,000		12,880,949
California, GO, Refunding	5.00	12/1/2023	12,500,000		13,866,194
California, GO, Refunding	5.00	9/1/2030	6,000,000		8,110,369
California, GO, Refunding	5.00	9/1/2032	6,500,000		8,935,211
California, GO, Refunding	5.00	12/1/2023	2,500,000		2,773,239
California, GO, Ser. A	2.38	10/1/2026	14,725,000		15,695,294
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	350,000		466,689
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	350,000		464,224
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000		396,443
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	400,000		483,725
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000		329,279
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2027	600,000		746,853
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000		6,401,645
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000		1,271,887
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	6,990,000		7,368,841
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital of Orange County Obligated Group)	3.00	11/1/2036	1,250,000		1,403,832
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2026	8,275,000	[b]	9,771,719
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2034	250,000		302,406
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2036	385,000		462,281
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2035	315,000		379,563
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2033	235,000		285,763
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2031	315,000		387,982
California Municipal Finance Authority, Revenue Bonds, (Concordia University Irvine)	4.00	1/1/2032	225,000		275,012
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2031	500,000		591,928
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2029	425,000		492,309
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2028	470,000		535,404
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2027	435,000		487,266
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2027	2,500,000		3,048,350

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
California - 13.5% (continued)
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2026	2,500,000		2,964,409
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2028	1,055,000		1,317,952
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2031	2,000,000		2,656,093
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2029	2,000,000		2,566,954
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2025	2,280,000		2,619,854
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2026	3,020,000		3,606,727
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2025	4,310,000		4,975,861
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2027	5,500,000		6,774,780
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2029	4,000,000		5,157,307
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	4,610,000		5,819,748
Evergreen School District, GO	4.00	8/1/2041	5,000,000		5,489,270
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2028	1,750,000		2,049,594
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2027	1,185,000		1,363,493
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2026	1,000,000		1,128,174
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	9,080,000		9,847,689
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	12,215,000		15,206,025
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2033	1,000,000		1,241,255
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,500,000		4,282,541
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2030	6,775,000		8,488,586
Long Beach Unified School District, GO, Ser. A	4.00	8/1/2038	10,300,000		11,868,286
Los Angeles Community College District, GO, Refunding	1.81	8/1/2030	10,000,000		10,179,140
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000		1,447,405
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000		1,807,452
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2024	1,080,000		1,216,374
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2023	825,000		892,091
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	9,060,000		10,921,692
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[c]	3,194,599
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2024	1,000,000		1,141,039
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2034	400,000		479,855
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2035	420,000		502,847
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2026	295,000		342,761

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
California - 13.5% (continued)
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2033	385,000		463,936
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[b]	5,448,473
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x.67 +.55%	0.64	6/1/2034	8,000,000	[d]	7,985,234
San Francisco City & County, COP, Refunding (Moscone Convention Center Expansion Project) Ser. B	4.00	4/1/2037	7,000,000		7,838,125
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		4,919,825
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	5,045,000		6,236,160
San Francisco Community College District, GO, Refunding	5.00	6/15/2029	5,000,000		5,832,520
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,805,660
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	1,000,000		1,288,871
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000		648,306
University of California, Revenue Bonds, Refunding (Limited Project) Ser. I	5.00	5/15/2030	11,000,000		12,875,322
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2030	3,000,000		3,935,000
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2031	2,000,000		2,677,515
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2026	2,000,000		2,366,320
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2029	3,000,000		3,852,195
				382,505,205
Colorado - 1.7%
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	3,500,000		3,755,800
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Children's Hospital Colorado Obligated Group) (LOC; TD Bank NA)	0.01	12/1/2052	850,000	[e]	850,000
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	4,265,000		4,762,300
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	4,530,000		4,987,996
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2027	10,000,000		12,534,298
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000		5,477,732
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000		1,631,624
Regional Transportation District, COP, Refunding	5.00	6/1/2031	1,710,000		2,194,452
Regional Transportation District, COP, Refunding	5.00	6/1/2030	3,000,000		3,868,780
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2032	1,300,000		1,711,382
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	7/15/2032	1,905,000		2,501,628
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2029	1,400,000		1,782,015
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2030	1,000,000		1,297,942
				47,355,949
Connecticut - 2.0%
Connecticut, GO, Refunding, Ser. A	4.50	3/15/2033	3,700,000		4,176,538
Connecticut, GO, Ser. 2021 A	3.00	1/15/2035	8,000,000		8,989,639
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000		3,375,740
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000		1,302,015

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Connecticut - 2.0% (continued)
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000		8,534,433
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2028	5,000,000		6,390,456
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2027	3,400,000		4,239,125
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000		1,943,579
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2035	4,000,000		4,690,562
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2034	6,215,000		7,967,725
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	1,280,000		1,380,927
Windsor, GO, Refunding	2.00	6/15/2030	1,420,000		1,487,711
Windsor, GO, Refunding	2.00	6/15/2029	1,420,000		1,501,495
Windsor, GO, Refunding	2.00	6/15/2028	1,420,000		1,515,865
				57,495,810
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000		1,108,258
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000		1,593,750
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[b]	5,879,229
				8,581,237
District of Columbia - 1.8%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000		3,667,324
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000		7,051,908
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000		5,890,495
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000		1,208,000
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	15,910,000		19,869,277
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2028	5,505,000		6,853,184
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	1,250,000		1,479,887
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2037	1,650,000		1,947,915
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2038	1,000,000		1,177,817
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2024	3,070,000		3,081,757
				52,227,564
Florida - 5.3%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2026	5,000,000	[a]	5,947,739
Florida Board of Governors, Revenue Bonds, Refunding	5.00	7/1/2030	1,660,000		2,213,187
Florida Board of Governors, Revenue Bonds, Refunding	5.00	7/1/2027	815,000		1,015,528
Florida Department of Transportation Turnpike System, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000		9,306,796
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2035	1,000,000	[f]	1,179,008
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2030	1,100,000		1,321,499
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2029	1,300,000		1,568,938

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Florida - 5.3% (continued)
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2028	1,100,000		1,337,199
Florida Municipal Power Agency, Revenue Bonds, Refunding (St. Lucie Project) Ser. B	5.00	10/1/2027	1,650,000		1,962,576
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2033	3,610,000		3,984,257
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2021	2,500,000		2,509,949
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000		5,898,170
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000		11,885,780
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000		3,544,235
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000		6,063,695
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000		5,766,977
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000		3,556,269
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2026	3,000,000		3,671,171
Orange County School Board, COP, Refunding, Ser. A	5.00	8/1/2032	10,000,000		13,962,805
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2025	10,000,000	[b]	11,814,517
Palm Beach County School District, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000		11,288,415
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000		3,343,369
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000		9,197,733
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	2.15	7/1/2030	9,513,000		9,767,633
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000		98,091
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000		6,323,743
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2026	10,095,000		11,755,681
				150,284,960
Georgia - 1.1%
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000		3,514,257
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000		3,162,382
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000		6,351,587
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000		3,599,451
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000		3,077,702
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	[g]	6,675
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2028	10,000,000	[a]	11,969,255
				31,681,309
Hawaii - .7%
Hawaii, GO, Ser. EO	4.00	8/1/2031	10,000,000		11,021,847
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2028	2,000,000		2,453,382
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2029	1,600,000		1,997,996
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2026	1,500,000		1,750,478
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2027	2,000,000		2,396,326
				19,620,029
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	5,000,000	[b]	5,181,021
Illinois - 7.4%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	3,500,000		3,987,396
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000		4,275,297
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000		3,535,822
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000		10,134,766
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,000,000		1,016,195
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000		3,421,616
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000		4,964,364

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Illinois - 7.4% (continued)
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000		4,420,233
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000		3,318,102
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000		2,423,257
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000		5,141,066
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000		1,147,031
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000		3,762,197
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,615,000		4,689,869
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	5,000,000		5,558,638
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	7,055,000		7,502,786
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2030	1,700,000		2,211,190
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2026	975,000		1,152,507
Chicago Park District, GO, Refunding, Ser. F2	5.00	1/1/2028	1,550,000		1,932,758
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000		7,485,652
Cook County School District No. 100, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	12/1/2024	1,720,000		1,950,473
Cook Kane Lake & McHenry Counties Community College District No. 512, GO	4.00	12/15/2031	10,000,000		12,061,621
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000		6,035,585
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000		2,330,239
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000		5,913,099
Illinois, GO, Refunding	5.00	8/1/2023	10,030,000		10,916,042
Illinois, GO, Refunding	5.00	8/1/2025	3,485,000		3,634,036
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000		4,688,949
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000		2,102,558
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000		1,314,978
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000		2,274,042
Illinois, GO, Ser. A	5.00	3/1/2030	5,750,000		7,387,256
Illinois, GO, Ser. A	5.00	3/1/2031	2,525,000		3,295,236
Illinois, GO, Ser. A	5.00	3/1/2029	5,000,000		6,301,184
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	3,225,000		3,894,547
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000		5,374,989
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000		5,823,021
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B2	5.00	11/15/2026	3,000,000	[a]	3,593,291
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2031	10,160,000		13,288,023
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2028	5,000,000		6,333,020
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding	3.00	12/15/2032	5,000,000		5,489,972
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000		2,512,748
Schaumburg ll, GO, Ser. A	4.00	12/1/2028	1,220,000		1,479,374
Will Grundy Counties Community College District No. 525, GO, Refunding (Joliet Junior College)	3.00	1/1/2029	9,305,000		10,163,832
				210,238,857

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Indiana - .9%
Hamilton Southeastern Consolidated School Building Corp., Revenue Bonds, Refunding	4.00	7/15/2033	1,200,000		1,440,201
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		958,751
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		914,069
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000	[a]	2,848,774
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	3,400,000	[e]	3,400,000
Indiana Municipal Power Agency, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	0.01	1/1/2042	1,800,000	[e]	1,800,000
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	12,500,000	[a]	15,148,179
				26,509,974
Iowa - .5%
Iowa Finance Authority, Revenue Bonds, Refunding (Unity Point Health) (LOC; JP Morgan Chase Bank NA) Ser. F	0.01	7/1/2041	1,060,000	[e]	1,060,000
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	10,000,000	[a]	12,026,690
				13,086,690
Kansas - .2%
Kansas Department of Transportation, Revenue Bonds, Ser. A	5.00	9/1/2028	6,000,000		6,819,871
Kentucky - 3.2%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		3,127,247
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,924,253
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		6,128,461
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,553,378
Kentucky Property & Building Commission, Revenue Bonds (Project No. 115)	5.00	4/1/2028	4,905,000		6,015,537
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2033	1,000,000		1,255,597
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2026	5,000,000		6,110,781
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000		8,851,727
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	10,000,000	[a]	11,489,953
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	[a]	8,997,412
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	[a]	18,540,938
Kentucky Turnpike Authority, Revenue Bonds (Revitalization Projects) Ser. A	5.00	7/1/2031	675,000		731,312
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000		6,017,427
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2032	5,430,000		6,402,063
				90,146,086
Louisiana - .7%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. A	1.30	2/1/2041	5,000,000	[a]	5,126,418
Louisiana, GO, Refunding, Ser. C	5.00	8/1/2026	5,000,000		5,681,200
Louisiana, GO, Ser. B	4.00	5/1/2034	5,035,000		5,627,097
Louisiana, GO, Ser. B	4.00	5/1/2033	1,770,000		1,986,755
				18,421,470

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Maine - ..3%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2035	5,255,000		6,298,632
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000		2,218,426
				8,517,058
Maryland - 2.3%
Anne Arundel County, GO	5.00	10/1/2025	7,205,000		8,573,220
Anne Arundel County, GO, Refunding	5.00	4/1/2030	4,640,000		4,986,412
Howard County Housing Commission, Revenue Bonds, Refunding, Ser. A	1.20	6/1/2027	2,000,000		2,004,619
Maryland, GO	4.00	6/1/2027	18,700,000		20,620,396
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	4,285,000		4,758,339
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[b]	11,516,521
Montgomery County, GO, Refunding, Ser. B	4.00	12/1/2030	12,000,000		12,953,149
				65,412,656
Massachusetts - 1.3%
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.63	11/1/2025	5,000,000	[d]	5,024,231
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding	5.00	7/1/2029	5,000,000		6,581,079
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000		2,228,362
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000		5,948,996
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000		783,931
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000		970,564
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000		1,004,630
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000		892,208
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000		1,194,341
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000		1,203,655
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000		1,195,413
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000		381,720
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2022	10,000,000	[b]	10,452,327
				37,861,457
Michigan - 1.9%
Byron Center Public Schools, GO, Refunding	5.00	5/1/2030	1,480,000		1,935,738
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000		1,119,621
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000		1,119,921
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000		1,512,703
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000		5,478,174
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2029	10,000,000		10,956,349

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Michigan - 1.9% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2028	2,500,000		2,837,574
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2027	3,000,000		3,409,661
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2026	1,875,000		2,131,038
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D2	5.00	7/1/2026	2,500,000		2,841,385
Michigan Finance Authority, Revenue Bonds, Refunding (McLaren Health Care Obligated Group) Ser. D2	1.20	4/13/2028	5,000,000	[a]	5,056,475
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2035	2,500,000		3,019,901
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2036	3,000,000		3,611,234
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	6/1/2022	5,000,000	[b]	5,182,948
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2033	925,000		1,232,100
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2031	850,000		1,140,446
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2029	600,000		787,826
				53,373,094
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	940,000		1,013,990
Mississippi - .2%
The University of Southern Mississippi, Revenue Bonds, Refunding (Facilities Refinancing Project)	5.00	9/1/2025	250,000		294,326
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2025	1,650,000	[b]	1,905,014
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2025	1,000,000	[b]	1,154,554
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2025	1,105,000	[b]	1,275,782
				4,629,676
Missouri - 2.0%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2030	2,000,000		2,535,348
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2031	2,100,000		2,706,074
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2032	2,200,000		2,884,011
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2029	1,700,000		2,118,513
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2026	1,000,000		1,168,946
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2027	1,400,000		1,676,945
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2028	1,655,000		2,025,713

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Missouri - 2.0% (continued)
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2035	2,000,000		2,413,866
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	4.00	3/1/2034	3,500,000		4,235,092
Ladue School District, GO	2.00	3/1/2032	6,000,000		6,224,707
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000		7,652,619
Missouri Highways & Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	14,625,000		15,815,725
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	0.01	3/1/2040	1,000,000	[e]	1,000,000
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	0.01	2/15/2033	1,800,000	[e]	1,800,000
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	0.03	1/1/2039	1,600,000	[e]	1,600,000
				55,857,559
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	2,230,000		2,365,206
Nebraska - .3%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	5,000,000	[a]	5,656,683
Saline County Hospital Authority No. 1, Revenue Bonds, Refunding (Bryan Medical Center Obligated Group) (LOC; U.S. Bank NA) Ser. C	0.01	6/1/2031	2,810,000	[e]	2,810,000
				8,466,683
Nevada - 2.5%
Clark County, GO, Ser. B	4.00	11/1/2033	2,750,000		3,382,106
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,145,000		1,334,798
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000		6,518,824
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2028	5,000,000		6,386,816
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000		6,355,381
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2028	10,005,000		12,780,020
Clark County School District, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	6/15/2027	5,000,000		5,946,565
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2024	5,000,000		5,657,463
Las Vegas Valley Water District, GO, Refunding, Ser. C	5.00	6/1/2029	10,000,000		13,120,232
Nevada, GO, Refunding, Ser. A	5.00	5/1/2031	5,200,000		6,866,622
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	2,770,000		3,062,402
				71,411,229
New Jersey - 6.7%
Hudson County, GO, Refunding	3.00	11/15/2032	11,700,000		13,120,229
Morris County, GO	2.00	2/1/2031	4,315,000		4,517,195
New Jersey, GO	5.00	6/1/2027	2,000,000		2,484,014
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2027	2,000,000		2,484,014
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2028	13,840,000		17,631,176
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	5,000,000		5,174,023
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000		5,173,037
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. NN	5.00	3/1/2025	13,000,000		13,941,828

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.2% (continued)
New Jersey - 6.7% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000	11,063,776
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	4.00	6/15/2034	1,000,000	1,200,250
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2033	2,185,000	2,855,130
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2029	1,000,000	1,283,763
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (RWJ Barnabas Health Obligated Group) Ser. A	5.00	7/1/2022	1,830,000	1,904,472
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,195,433
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000	1,230,021
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000	1,122,021
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2031	1,725,000	2,173,030
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	5,097,888
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	6,383,661
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2027	2,250,000	2,817,938
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	5.50	12/15/2021	10,000,000	10,150,859
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000	12,524,170
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2034	2,500,000	3,218,154
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2035	2,000,000	2,559,619
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2036	2,500,000	3,182,597
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2035	2,000,000	2,600,487
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2036	2,000,000	2,591,861
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.00	6/15/2037	1,500,000	1,937,773
Ocean City, GO, Refunding	3.00	9/15/2031	5,000,000	5,507,504
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2028	1,500,000	1,861,329
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2030	1,725,000	2,229,766
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2023	500,000	528,285
Perth Amboy, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	3/15/2025	1,225,000	1,398,081
Sussex County, GO, Refunding	2.00	6/15/2030	1,945,000	2,042,751
Sussex County, GO, Refunding	2.00	6/15/2029	1,945,000	2,067,380
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000	9,936,428

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
New Jersey - 6.7% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000		14,945,562
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000		7,494,525
				189,630,030
New York - 18.3%
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		6,072,063
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2029	6,400,000		7,869,716
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000		12,206,926
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000		10,757,605
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000	[a]	11,212,723
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000		2,944,010
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	10,285,000		12,923,024
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000		3,077,441
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		12,396,612
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		8,729,278
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,945,582
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		11,970,616
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,047,058
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	10/1/2028	10,000,000		12,543,360
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.01	10/1/2040	1,500,000	[e]	1,500,000
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	4,900,000	[e]	4,900,000
New York City, GO (LOC; TD Bank NA) Ser. E5	0.01	3/1/2048	2,100,000	[e]	2,100,000
New York City, GO, Refunding, Ser. A	5.00	8/1/2024	5,000,000		5,698,901
New York City, GO, Refunding, Ser. D	1.22	8/1/2026	10,000,000		10,092,922
New York City, GO, Refunding, Ser. D	1.40	8/1/2027	5,000,000		5,024,632
New York City, GO, Refunding, Ser. G	5.00	8/1/2023	5,000,000		5,466,313
New York City, GO, Ser. A2	0.01	10/1/2038	3,205,000	[e]	3,205,000
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,763,096
New York City, GO, Ser. F1	3.00	3/1/2035	3,000,000		3,316,405
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,355,917
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,148,562
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	10,000,000		10,811,317
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2029	2,000,000		2,587,408
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2028	1,350,000		1,707,440
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2036	5,000,000		6,081,806
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,795,195

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
New York - 18.3% (continued)
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	10,000,000		12,808,610
New York City Transitional Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Bank) Ser. D3	0.01	2/1/2044	8,600,000	[e]	8,600,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding	5.00	11/1/2029	14,000,000		18,522,839
New York City Transitional Finance Authority, Revenue Bonds, Refunding	5.00	11/1/2031	5,000,000		6,784,369
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		6,539,955
New York City Transitional Finance Authority, Revenue Bonds, Ser. B4	0.01	8/1/2042	4,600,000	[e]	4,600,000
New York City Transitional Finance Authority, Revenue Bonds, Ser. B5	0.01	8/1/2042	500,000	[e]	500,000
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.01	6/15/2035	1,200,000	[e]	1,200,000
New York City Water & Sewer System, Revenue Bonds, Refunding	0.01	6/15/2045	7,460,000	[e]	7,460,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,103,614
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	17,028,022
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	3,944,829
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bond) Ser. A	1.45	11/15/2029	5,000,000		4,994,950
New York State, GO, Refunding, Ser. B	2.05	3/15/2032	5,500,000		5,639,673
New York State Bridge Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2032	1,000,000		1,324,613
New York State Bridge Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,400,000		1,833,076
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	5,000,000		6,232,712
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2032	10,000,000		11,660,968
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	4.00	3/15/2034	7,500,000		9,167,707
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2031	10,000,000		13,619,536
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		8,523,505
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,165,000		5,777,141
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		6,934,940
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	6,225,000		7,684,011
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	15,000,000		17,283,423
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189	3.25	4/1/2025	1,000,000		1,046,483
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 220	2.40	10/1/2034	10,545,000		10,819,488
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	7,020,000		7,406,482
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,434,660
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2038	4,795,000		5,745,700
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2037	5,500,000		6,607,364
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	20,000,000		22,102,310
34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
New York - 18.3% (continued)
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,798,102
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,239,963
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 194th	5.00	10/15/2034	10,000,000		11,802,171
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207	5.00	9/15/2024	10,000,000		11,403,979
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2025	6,000,000		7,092,066
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2032	195,000		249,473
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2033	200,000		254,925
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2031	225,000		288,628
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2029	75,000		93,011
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2030	175,000		220,485
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2032	4,780,000		5,535,112
Suffolk County, GO, Refunding (Insured; Build America Mutual) Ser. D	4.00	10/15/2028	4,810,000		5,761,653
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	0.02	1/1/2032	200,000	[e]	200,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[c]	8,851,311
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		2,130,692
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2030	1,400,000		1,841,538
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,411,029
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2026	2,500,000		2,775,377
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2030	1,180,000		1,235,981
				518,367,404
North Carolina - .5%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		4,315,147
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,810,940
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group)	5.00	12/1/2031	4,000,000	[a]	5,484,548
				14,610,635
Ohio - .7%
Allen County Hospital Facilities, Revenue Bonds (LOC; Bank of Montreal) Ser. C	0.01	6/1/2034	1,000,000	[e]	1,000,000
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2037	695,000		846,451
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2036	500,000		661,453
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	5.00	8/1/2035	550,000		729,902
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group) Ser. B	5.00	1/1/2028	1,500,000		1,879,656
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group) Ser. B	5.00	1/1/2029	1,715,000		2,203,109

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Ohio - ..7% (continued)
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group) Ser. B	5.00	1/1/2027	2,000,000		2,445,863
Ohio Air Quality Development Authority, Revenue Bonds (Ohio Valley Electric)	2.60	10/1/2029	2,500,000	[a]	2,646,033
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	1,255,000		1,381,568
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	2,690,000		2,906,065
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2044	600,000		678,951
Warrensville Heights City School District, GO, Refunding (Insured; Build America Mutual)	5.00	12/1/2024	1,440,000	[b]	1,661,575
				19,040,626
Oklahoma - .2%
Oklahoma, GO	2.00	3/1/2029	6,140,000		6,635,775
Oregon - 1.6%
Multnomah & Clackamas Counties School District No. 10, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2030	10,000,000		12,462,455
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	2,215,000		2,360,660
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		15,859,548
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		13,394,035
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,645,398
				46,722,096
Pennsylvania - 8.5%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2030	1,300,000		1,730,027
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2029	1,465,000		1,915,034
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2028	1,715,000		2,197,168
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	4/15/2025	1,250,000	[b]	1,460,837
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,435,144
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000		4,012,874
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		4,350,550
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		4,993,626
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		1,060,664
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	5,010,000	[a]	6,074,544
Manheim Township School District, GO (Insured; State Aid Withholding) Ser. A	4.00	2/1/2035	1,420,000		1,691,722
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,358,923
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,810,168
Pennsylvania, GO	5.00	9/15/2029	7,000,000		8,527,392
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,797,415
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	3,305,000		3,786,604
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		4,344,704
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		6,963,272

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Pennsylvania - 8.5% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	4.00	8/15/2044	2,500,000		2,933,033
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		2,373,303
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2026	1,200,000		1,405,104
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2028	350,000		430,379
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2025	1,000,000		1,135,906
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2027	350,000		420,652
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. C	5.00	8/15/2024	5,000,000		5,704,625
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,955,865
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,594,311
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		6,000,434
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	8,710,000		9,285,691
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	4.00	10/1/2046	1,295,000		1,386,204
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 118B	3.80	10/1/2035	3,000,000		3,188,574
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 128B	3.85	4/1/2038	5,225,000		5,743,972
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		12,286,354
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		12,248,316
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	0.02	12/1/2038	200,000	[e]	200,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 3	5.00	12/1/2035	7,085,000		8,768,416
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 3	5.00	12/1/2031	5,000,000		6,238,706
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2038	4,515,000		5,472,990
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2039	2,840,000		3,429,417
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		9,483,556
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2021	3,740,000		3,785,089
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	3,400,000		4,139,819
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2025	3,455,000		4,072,480
Philadelphia, GO, Refunding, Ser. A	5.00	1/15/2024	3,600,000	[b]	4,008,259
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,316,148
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		9,793,782

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Pennsylvania - 8.5% (continued)
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000	1,001,547
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000	1,273,708
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000	1,300,202
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	10,000,000	12,162,860
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	1,000,000	1,027,807
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	2,750,000	[b] 2,826,710
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2025	5,000,000	5,778,585
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000	6,084,883
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000	682,482
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000	589,086
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000	623,428
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000	606,768
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2023	5,000,000	5,465,184
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000	1,213,644
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000	1,388,010
				240,336,957
Rhode Island - .8%
Rhode Island, GO, Refunding, Ser. B	5.00	8/1/2029	5,290,000	6,605,016
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000	2,416,331
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2040	3,175,000	3,667,076
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2036	500,000	667,295
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2030	380,000	506,175
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2035	450,000	602,168
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2032	405,000	547,166
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2031	400,000	542,857
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2034	460,000	616,902
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College) Ser. B	5.00	11/1/2033	435,000	585,433
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	4,625,000	5,098,327
				21,854,746

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
South Carolina - .2%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,414,874
South Dakota - .2%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2027	500,000		534,126
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2025	1,800,000		1,931,692
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000		3,078,333
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000		1,450,217
				6,994,368
Tennessee - 1.8%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	5,400,000	[e]	5,400,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	1/1/2033	1,675,000	[e]	1,675,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2031	500,000	[e]	500,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	2/1/2036	1,100,000	[e]	1,100,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	600,000	[e]	600,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	4/1/2032	300,000	[e]	300,000
Nashville & Davidson County Metropolitan Government, GO, Refunding	2.50	1/1/2029	5,000,000		5,393,115
Nashville & Davidson County Metropolitan Government, GO, Refunding	5.00	1/1/2030	5,000,000		6,033,547
Nashville & Davidson County Metropolitan Government, GO, Refunding, Ser. C	3.00	1/1/2034	10,000,000		11,522,126
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	5,750,000	[a]	6,074,106
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	1,200,000		1,278,535
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	1,050,000		1,141,878
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2025	1,200,000		1,403,891
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		2,294,350
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		2,232,417
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,641,622
				50,590,587
Texas - 7.9%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,799,265
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,334,409
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	3,500,000		3,948,503
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. C	5.00	1/1/2027	5,000,000		5,917,097
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	575,000		614,784
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000		6,159,161
Dallas, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	2/15/2032	8,125,000		9,839,269
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	1,500,000		1,517,617

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Texas - 7.9% (continued)
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		1,024,439
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000		13,322,210
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	4,655,000	[a]	5,684,164
Hays Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	2/15/2037	1,000,000		1,102,789
Hays Consolidated Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	2/15/2036	1,000,000		1,106,512
Houston, GO, Refunding, Ser. A	3.00	3/1/2037	2,305,000		2,560,759
Houston, GO, Refunding, Ser. A	3.00	3/1/2036	1,500,000		1,673,446
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000		6,137,916
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2036	2,000,000		2,388,732
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2035	1,145,000		1,371,950
Houston Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,225,000		1,593,375
Houston Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2028	5,000,000		5,435,008
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		19,580,978
Houston Texas Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000		6,187,135
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000		2,116,018
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000		2,125,274
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000		1,702,784
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000		5,730,884
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2035	10,000,000		11,917,624
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000		10,206,775
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000		3,441,093
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000		13,089,275
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2032	2,000,000		2,476,027
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000		5,308,347
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000		2,058,409
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000		2,197,380
Pearland Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2031	5,000,000		5,980,526
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000		6,043,545
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000		5,434,690
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. A	0.01	10/1/2041	600,000	[e]	600,000
Texas, GO, Refunding	5.00	10/1/2024	4,000,000		4,503,049
Texas, GO, Refunding, Ser. A	5.00	10/1/2027	8,470,000		10,105,079
Texas, GO, Ser. A	0.03	6/1/2043	600,000	[e]	600,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2031	1,490,000		1,994,919
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2027	1,785,000		2,228,357

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Texas - 7.9% (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2028	1,250,000	1,594,341
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2029	1,400,000	1,815,592
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000	1,401,656
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2035	1,250,000	1,499,178
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2035	1,330,000	1,597,260
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2033	1,215,000	1,467,350
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2033	2,750,000	3,327,251
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2034	1,500,000	1,804,564
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2034	1,500,000	1,806,794
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	5,910,769
				225,384,328
U.S. Related - .3%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2023	1,000,000	[b] 1,108,875
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,377,760
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000	2,390,239
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[g] 2,293,750
				8,170,624
Utah - .4%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000	2,916,578
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000	2,432,963
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000	3,058,316
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2030	215,000	280,956
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2031	235,000	311,723
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2029	200,000	257,119
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2027	315,000	387,800
Vineyard Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/2028	225,000	283,563
				9,929,018
Vermont - .5%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000	857,904
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000	11,946,899
				12,804,803
Virginia - .5%
Loudoun County, GO (Insured; State Aid Withholding) Ser. A	3.00	12/1/2032	4,690,000	5,402,230
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	9,500,000	9,649,837
				15,052,067
Washington - 2.4%
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	5,745,000	7,175,502

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Washington - 2.4% (continued)
King County School District No. 411, GO, Refunding (Insured; School Board Guaranty)	4.50	12/1/2027	6,650,000		7,000,950
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000		1,984,393
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000		1,137,657
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000		3,226,265
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000		5,959,817
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2028	1,250,000		1,607,561
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2030	1,300,000		1,748,487
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2029	1,000,000		1,317,290
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000		5,245,249
Washington, Revenue Bonds, Ser. C	5.00	9/1/2023	5,000,000		5,483,115
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000		3,164,788
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2021	5,550,000	[a]	5,571,765
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	3.00	12/1/2034	435,000	[f]	483,129
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	3.00	12/1/2035	445,000	[f]	493,131
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2028	350,000	[f]	451,124
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2030	265,000	[f]	356,080
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2029	250,000	[f]	329,258
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	3/1/2038	4,500,000		5,119,130
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000		2,643,794
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000		1,963,732
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000		2,374,426
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000		635,223
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000		609,979
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000		1,016,093
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000		640,770
				67,738,708

42

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.2% (continued)
Wisconsin - .2%
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,000,000	2,256,098
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,130,168
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000	1,130,471
				4,516,737
Total Investments (cost $2,804,754,912)			105.2%	2,981,591,371
Liabilities, Less Cash and Receivables			(5.2%)	(146,242,985)
Net Assets			100.0%	2,835,348,386

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $24,264,581 or .86% of net assets.

g Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	22.7
General	21.6
Transportation	14.1
Education	9.0
Medical	8.0
Water	5.5
School District	4.8
Airport	4.7
Tobacco Settlement	3.4
Prerefunded	2.8
Single Family Housing	2.7
Development	2.6
Power	1.5
Multifamily Housing	.6
Utilities	.4
Facilities	.3
Nursing Homes	.2
Special Tax	.2
Pollution	.1
105.2

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7%
Alabama - 1.7%
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	5,000,000	[a]	5,695,121
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	7/1/2022	9,125,000	[a]	9,373,235
				15,068,356
Arizona - 3.0%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000		960,221
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2023	800,000		858,694
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2022	500,000		522,111
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	[a]	7,866,610
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Honorhealth Obligated Group) Ser. A	5.00	9/1/2021	725,000		725,000
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2024	6,000,000		6,676,330
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding	5.00	1/1/2023	6,000,000		6,390,824
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	[a]	3,520,573
				27,520,363
Arkansas - .3%
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	4.00	6/1/2029	1,000,000		1,195,780
Arkansas Development Finance Authority, Revenue Bonds (Arkansas Division of Emergency Management Project)	5.00	6/1/2027	1,000,000		1,245,199
				2,440,979
California - 6.5%
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. B	2.25	4/1/2022	7,500,000	[a]	7,512,748
California, GO, Refunding	5.00	12/1/2025	3,500,000		4,190,045
California, GO, Refunding	5.00	9/1/2024	5,000,000		5,719,632
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	400,000		468,139
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	380,000		428,589
California Health Facilities Financing Authority, Revenue Bonds, Ser. D	5.00	11/1/2022	1,100,000	[a]	1,161,958
California Infrastructure & Economic Development Bank, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. B	4.00	11/1/2025	1,025,000		1,166,618
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. Paul Getty Trust) Ser. A, 1 Month LIBOR x.7 +.33%	0.40	4/1/2022	5,000,000	[a,b]	5,001,101
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000	[a]	1,000,935
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	2.13	11/15/2027	3,000,000	[c]	3,039,998
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	2.38	11/15/2028	1,000,000	[c]	1,015,661
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2024	310,000		322,375
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2025	440,000		470,712
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2026	440,000		482,113

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
California - 6.5% (continued)
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2023	5,000,000		5,319,410
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2024	1,520,000		1,685,386
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2023	2,460,000		2,613,467
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2024	4,350,000		4,827,486
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2024	1,720,000		1,846,751
Fairfield-Suisun Unified School District, GO, Refunding	4.00	8/1/2023	1,175,000		1,223,781
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000		276,260
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2022	250,000		256,829
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2024	4,825,000		5,326,789
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2023	3,000,000		3,183,868
Western Placer Unified School District, BAN	2.00	6/1/2025	1,000,000		1,030,215
				59,570,866
Colorado - 3.1%
Colorado Housing & Finance Authority, Revenue Bonds (Multi-Family Project) Ser. B2	1.35	2/1/2022	5,000,000		5,002,704
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,800,000		3,108,269
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association) Ser. B	3.00	5/1/2051	2,735,000		2,984,823
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	2,025,000		2,229,733
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2022	6,500,000	[a]	6,869,275
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	7,500,000	[a]	7,877,292
				28,072,096
Connecticut - 2.9%
Connecticut, GO, Ser. C	4.00	6/1/2023	400,000		427,195
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2026	200,000		232,932
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2023	165,000		173,868
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	5.00	7/1/2024	340,000		372,237
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2022	500,000		515,218
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2025	600,000		678,484
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2023	550,000		586,523
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group) Ser. L1	4.00	7/1/2024	650,000		715,356
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. A2	5.00	7/1/2022	11,960,000	[a]	12,448,767
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	[a]	5,344,382

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Connecticut - 2.9% (continued)
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	3,695,000		4,063,844
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. E-E3	1.63	11/15/2022	790,000	[a]	790,851
				26,349,657
District of Columbia - 2.4%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	21,000,000	[a]	21,886,336
Florida - 3.3%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2023	1,100,000		1,190,880
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000		2,182,995
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000		1,428,690
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2023	1,250,000		1,374,018
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000		1,315,551
Florida Housing Finance Corp., Revenue Bonds (Parrish Oaks) Ser. A	1.25	2/1/2022	1,500,000	[a]	1,507,054
Florida Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	1,600,000		1,858,042
JEA Electric System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	800,000		879,686
Lake County School Board, COP, Refunding, Ser. B	5.00	6/1/2022	1,620,000	[d]	1,678,651
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2021	3,890,000		3,904,966
Palm Beach County Airport System, Revenue Bonds, Refunding	5.00	10/1/2022	710,000		746,755
Palm Beach County School District, COP, Refunding, Ser. A	5.00	8/1/2022	1,875,000		1,958,760
State Board of Administration Finance Corp., Revenue Bonds, Ser. A	1.26	7/1/2025	10,000,000		10,121,849
				30,147,897
Georgia - 3.0%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	1,400,000		1,586,485
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000		1,110,487
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000		1,595,831
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	[a]	2,214,043
Georgia Housing & Finance Authority, Revenue Bonds, Refunding, Ser. A2	3.75	12/1/2023	1,765,000		1,873,474
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2022	1,000,000		1,033,071
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	[a]	2,886,185
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2024	700,000		780,728
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	12/1/2025	1,000,000		1,142,967
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	[a]	8,262,893
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	[a]	5,164,308
				27,650,472
Hawaii - 1.7%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	[a]	5,402,390
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	[a]	5,407,888
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2025	1,380,000		1,564,968
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2024	1,500,000		1,643,510

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Hawaii - 1.7% (continued)
Honolulu City & County, GO, Refunding, Ser. A	5.00	11/1/2023	1,250,000		1,317,559
				15,336,315
Illinois - 7.2%
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2023	730,000		754,411
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000		896,612
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2022	710,000		716,226
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000		5,715,295
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000		551,596
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2023	500,000		529,966
Chicago O'Hare International Airport, Revenue Bonds, Refunding (Passenger Facility Charge) Ser. B	5.00	1/1/2025	3,440,000		3,495,431
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	3,000,000	[d]	3,047,653
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000		1,060,425
Illinois, GO	5.00	6/1/2024	5,000,000		5,617,889
Illinois, GO, Ser. A	5.00	3/1/2024	2,000,000		2,227,843
Illinois, GO, Ser. D	5.00	11/1/2021	5,000,000		5,039,545
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare Obligated Group) Ser. B	5.00	12/15/2022	10,680,000	[a]	11,339,758
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Health Care Network Obligated Group)	5.00	8/1/2024	10,000,000	[d]	11,384,464
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,750,000	[a]	3,091,686
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2023	1,400,000		1,539,826
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	5.00	10/1/2025	3,500,000		4,156,804
Illinois Housing Development Authority, Revenue Bonds (Century Woods) (Insured; Government National Mortgage Association Collateral)	1.90	10/1/2021	5,000,000	[a]	5,007,008
				66,172,438
Indiana - 1.1%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.02	12/1/2039	500,000	[e]	500,000
Indiana Finance Authority, Revenue Bonds, Refunding, Ser. B	0.95	4/1/2026	3,300,000	[a]	3,277,772
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	[a]	6,339,710
				10,117,482
Iowa - .5%
Iowa Finance Authority, Revenue Bonds (Green Bond) (LOC; Citibank NA)	1.50	4/1/2024	3,000,000	[a]	3,028,129
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2023	515,000		564,058
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2025	570,000		670,118
Iowa Higher Education Loan Authority, Revenue Bonds (Des Moines University Project)	5.00	10/1/2024	540,000		614,157
				4,876,462
Kansas - .1%
Lenexa, GO, Ser. B	1.63	9/1/2021	1,000,000		1,000,000
Kentucky - .7%
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2023	1,250,000		1,377,109
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,000,000	[a]	1,148,995
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,500,000	[a]	1,660,393

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Kentucky - .7% (continued)
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	[a]	2,503,821
				6,690,318
Louisiana - .8%
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A	0.60	5/1/2023	4,000,000	[a]	4,004,361
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2023	1,100,000		1,197,038
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2025	1,100,000		1,297,063
Metropolitan Council of Baton Rouge & Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2024	1,000,000		1,134,451
				7,632,913
Maine - .9%
Maine Housing Authority, Revenue Bonds, Refunding, Ser. E1	3.60	11/15/2026	1,470,000		1,586,435
Maine Housing Authority, Revenue Bonds, Ser. C	4.00	11/15/2050	2,665,000		2,943,135
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	3,115,000		3,432,629
				7,962,199
Maryland - 1.3%
Harford County, GO, Refunding, Ser. B	5.00	7/1/2023	6,125,000		6,675,277
Maryland, GO, Refunding, Ser. B	5.00	8/1/2022	5,000,000		5,225,251
				11,900,528
Massachusetts - 3.0%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare) Ser. S5, 1 Month MUNIPSA +.42%	0.44	1/27/2022	5,500,000	[a,b]	5,500,447
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2022	550,000		571,392
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000		819,351
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2022	275,000		289,021
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2021	250,000		250,954
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2023	300,000		328,446
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2022	3,000,000		3,119,254
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	2,000,000		2,079,503
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	5,000,000	[a]	5,048,875
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000		380,363
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2022	500,000		519,833
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000		565,994
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	[a]	5,318,047
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	5.99	8/1/2023	2,600,000	[f]	2,720,634
				27,512,114

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Michigan - 1.1%
Michigan Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	1,000,000		1,001,308
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	[a]	6,859,858
Michigan Strategic Fund, Revenue Bonds, Refunding, Ser. CC	1.45	9/1/2021	1,000,000	[a]	1,000,000
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2026	450,000		550,831
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2024	570,000		654,425
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2023	225,000		248,539
				10,314,961
Minnesota - 1.6%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	6,340,000		6,744,164
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.50	7/1/2050	1,380,000		1,520,656
Rochester, Revenue Bonds, Refunding (Mayo Clinic) Ser. C	4.50	11/15/2021	5,110,000	[a]	5,154,826
Rochester Independent School District No. 535, COP, Ser. B	5.00	2/1/2022	1,560,000		1,591,468
				15,011,114
Missouri - 1.6%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2025	650,000		737,580
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2024	1,000,000		1,096,815
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2023	700,000		738,986
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	5.00	3/1/2025	1,250,000		1,453,388
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport)	5.00	3/1/2025	1,740,000		2,012,572
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000		2,081,303
Missouri Development Finance Board, Revenue Bonds, Refunding (The Nelson Gallery Foundation) Ser. A	3.00	12/1/2022	3,540,000		3,659,472
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.50	11/1/2050	2,305,000		2,538,024
				14,318,140
Nebraska - 1.1%
Nebraska Investment Finance Authority, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	3.00	9/1/2045	5,000,000		5,481,409
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. E	3.75	9/1/2049	3,990,000		4,311,684
				9,793,093
Nevada - 1.9%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2024	1,175,000		1,266,016
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2022	8,220,000		8,537,317
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power Co.)	2.05	4/15/2022	7,500,000	[a]	7,580,454
				17,383,787
New Hampshire - .7%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	[a]	4,186,052

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
New Hampshire - .7% (continued)
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	[a]	2,093,026
				6,279,078
New Jersey - 7.5%
New Jersey, GO (COVID-19 Emergency Bond) Ser. A	4.00	6/1/2023	5,000,000		5,329,012
New Jersey, GO (COVID-19 Emergency Bond) Ser. A	5.00	6/1/2024	6,000,000		6,771,352
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	1,500,000		1,552,207
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. B	1.20	6/1/2023	2,500,000	[a]	2,528,028
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. N1	5.50	9/1/2025	1,250,000		1,500,886
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey-American Water Co.) Ser. E	0.85	12/1/2025	3,100,000		3,093,251
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	10,000,000	[c]	11,456,394
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2023	220,000		238,587
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2022	200,000		207,493
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2024	300,000		338,753
New Jersey Economic Development Authority, Revenue Bonds, Ser. QQQ	5.00	6/15/2025	400,000		468,030
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Ser. H	3.00	10/1/2052	5,000,000		5,563,652
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000		2,013,692
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2022	10,000,000		10,376,294
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	10,000,000		10,143,714
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2025	5,125,000		5,792,491
The Bergen County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	8/15/2022	1,000,000		1,026,356
				68,400,192
New Mexico - .8%
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2021	1,210,000		1,217,548
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000	[a]	6,383,398
				7,600,946
New York - 13.2%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2023	1,225,000		1,353,094
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2022	875,000		927,062
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2021	840,000		851,177
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000	[a]	7,223,810
Metropolitan Transportation Authority, BAN, Ser. A	5.00	3/1/2022	10,000,000		10,240,250
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	10,000,000		10,667,561
Metropolitan Transportation Authority, BAN, Ser. D1	5.00	9/1/2022	5,000,000		5,234,805
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000	[a]	2,466,799
New York City, GO (LOC; TD Bank NA) Ser. D4	0.01	8/1/2040	4,800,000	[e]	4,800,000
New York City, GO, Refunding, Ser. D	1.22	8/1/2026	3,920,000		3,956,425

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
New York - 13.2% (continued)
New York City, GO, Ser. D3	5.00	2/1/2024	5,000,000	[a]	5,429,907
New York City Housing Development Corp., Revenue Bonds (Sustainable Development Bond) (LOC; Federal Housing Administration) Ser. D2	0.70	11/1/2024	2,000,000	[a]	2,008,331
New York City Housing Development Corp., Revenue Bonds (Sustainable Development Bond) (LOC; Federal Housing Administration) Ser. F2	0.60	7/1/2025	2,000,000	[a]	2,007,483
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000		4,443,058
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	6.24	3/1/2023	2,000,000	[f]	2,049,530
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.01	6/15/2035	400,000	[e]	400,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA5	0.01	6/15/2048	100,000	[e]	100,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2023	1,000,000		1,087,523
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	1,390,000		1,427,390
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	2,000,000		2,078,920
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA) Ser. M2	0.75	11/1/2025	5,000,000		5,007,216
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA, FNMA, FHLMC) Ser. N	1.50	11/1/2023	1,000,000		1,000,673
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA, FNMA, FHLMC) Ser. O	1.45	5/1/2023	1,500,000		1,500,987
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	1,250,000		1,252,389
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		1,005,025
New York State Housing Finance Agency, Revenue Bonds, Ser. J	2.50	5/1/2022	375,000		375,460
New York State Housing Finance Agency, Revenue Bonds, Ser. P	1.60	11/1/2024	5,000,000		5,022,383
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186	3.95	4/1/2025	4,880,000		5,156,244
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191	3.00	10/1/2024	1,000,000		1,053,921
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2024	1,000,000		1,140,225
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2023	1,300,000		1,430,314
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,425,000		1,564,101
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2026	1,625,000		1,788,488
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2024	3,750,000		4,289,715
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2023	2,710,000		2,979,479
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	0.02	1/1/2032	2,200,000	[e]	2,200,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2024	14,375,000	[a]	15,050,176
				120,569,921

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	6.00	1/1/2022	1,250,000		1,274,324
Ohio - 1.7%
Allen County Hospital Facilities, Revenue Bonds (Mercy Health) Ser. B	5.00	5/5/2022	3,000,000	[a]	3,094,259
American Municipal Power, Revenue Bonds, Refunding, A2	1.00	8/15/2024	2,000,000	[a]	2,028,374
Cincinnati School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	5.25	12/1/2025	1,000,000		1,204,403
Miami University, Revenue Bonds, Refunding	5.00	9/1/2022	1,590,000		1,590,000
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group)	5.00	1/1/2022	5,000,000	[d]	5,080,268
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. B	3.25	3/1/2050	1,995,000		2,193,422
				15,190,726
Oklahoma - 2.6%
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,860,000		2,026,385
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	1,955,000		2,210,071
The University of Oklahoma, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,815,000		2,125,649
Tulsa, GO	5.00	3/1/2023	5,000,000		5,367,580
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000		5,251,256
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2025	6,150,000		6,530,798
				23,511,739
Oregon - 1.2%
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,375,000	[a]	2,410,271
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,500,000	[a]	2,504,650
Oregon Housing & Community Services Department, Revenue Bonds, Ser. C	3.00	1/1/2052	2,285,000		2,496,078
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	3,395,000		3,781,027
				11,192,026
Pennsylvania - 4.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2022	1,500,000		1,564,028
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2024	705,000		807,652
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2023	950,000		1,044,893
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2022	3,000,000		3,107,549
Delaware Valley Regional Finance Authority, Revenue Bonds, Refunding (LOC; TD Bank NA)	0.02	11/1/2055	1,800,000	[e]	1,800,000
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2022	1,000,000		1,028,343
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (AICUP Financing Program Gwynedd Mercy University Project)	4.00	5/1/2022	965,000	[a]	979,651
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	1.13	5/1/2023	1,250,000	[a]	1,248,295
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2023	500,000		545,152
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		627,944
Pennsylvania Economic Development Financing Authority, Revenue Bonds	0.74	6/15/2024	4,000,000		3,995,506
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000	[a]	5,186,790

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Pennsylvania - 4.6% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University of Pennsylvania)	6.00	10/1/2021	2,000,000	[d]	2,009,401
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2024	1,000,000		1,097,346
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. B	5.00	8/15/2023	1,000,000		1,055,479
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		554,177
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2022	225,000		234,223
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2021	200,000		201,157
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month MUNIPSA +.65%	0.67	12/1/2023	3,000,000	[a,b]	3,025,601
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,202,341
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2021	5,000,000		5,000,000
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2023	5,000,000		5,465,184
				41,780,712
Rhode Island - 1.3%
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.00	10/1/2050	1,995,000		2,174,652
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,585,000		2,851,449
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	0.45	10/1/2023	3,250,000	[a]	3,252,300
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Refunding, Ser. 75A	3.00	10/1/2051	3,000,000		3,306,488
				11,584,889
South Carolina - 1.2%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	[a]	5,414,873
Renewable Water Resources, Revenue Bonds, Refunding	5.00	1/1/2022	1,865,000	[d]	1,895,256
South Carolina Housing Finance & Development Authority, Revenue Bonds, Ser. B	3.25	1/1/2052	3,220,000		3,542,785
				10,852,914
Tennessee - .5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	4,000,000	[e]	4,000,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	600,000	[e]	600,000
				4,600,000
Texas - 12.1%
Alvin Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.25	8/15/2022	1,000,000	[a]	1,009,814
Amarillo Drainage Utility , Revenue Bonds (Drainage Utility System)	5.00	8/15/2025	375,000		441,801
Amarillo Drainage Utility , Revenue Bonds (Drainage Utility System)	5.00	8/15/2024	370,000		421,201
Austin Affordable Public Facility Corp., Revenue Bonds (Bridge at Turtle Creek)	0.42	12/1/2023	3,350,000	[a]	3,356,672
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2021	2,500,000		2,524,256
Austin Airport System, Revenue Bonds, Ser. B	5.00	11/15/2024	600,000		688,247
Central Texas Regional Mobility Authority, BAN	4.00	1/1/2022	4,000,000		4,013,533

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Texas - 12.1% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund) Ser. T	0.75	8/15/2050	2,000,000	[a,c]	2,003,277
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2025	2,500,000		2,979,822
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	1,000,000		1,104,212
Dallas Housing Finance Corp., Revenue Bonds	1.25	7/1/2023	2,000,000	[a]	2,036,866
Deer Park Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	0.28	10/1/2021	1,000,000	[a]	1,000,090
Denton Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	8/1/2023	5,000,000	[a]	5,167,936
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/1/2022	830,000	[a]	842,810
Fort Bend Independent School District, GO, Refunding, Ser. B	0.72	8/1/2026	2,000,000	[a]	2,014,480
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/1/2022	5,000,000	[a]	5,120,628
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000	[a]	5,164,040
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.59	10/1/2022	2,625,000		2,660,130
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	1,310,000		1,372,382
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A2	2.25	6/1/2022	3,500,000	[a]	3,552,059
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000	[a]	2,115,023
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000	[a]	3,776,606
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	2,500,000		2,888,239
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,500,000		2,660,065
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000	[a]	4,131,417
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	2.25	8/15/2022	3,450,000	[a]	3,520,345
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000	[a]	10,139,047
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000		1,336,467
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000		1,086,559
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	[a]	2,639,567
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. 2019	2.75	12/1/2022	2,250,000	[a]	2,320,369
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. B	2.00	12/1/2021	5,000,000	[a]	5,007,655
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	4,400,000	[a]	4,535,797
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	600,000	[a,d]	620,035
Texas Department of Housing & Community Affairs, Revenue Bonds (FishPond Living at Corpus Christi)	0.50	6/1/2023	2,000,000	[a]	2,007,114
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2025	875,000		1,037,784
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2024	625,000		717,550
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2022	500,000		530,151

54

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Texas - 12.1% (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2023	750,000		829,152
Travis County, GO, Refunding	5.00	3/1/2023	1,100,000		1,126,755
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2022	10,000,000		10,223,892
				110,723,845
U.S. Related - .7%
Antonio B. Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000		904,454
Antonio B. Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,000,000		1,049,993
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	12/31/2049	2,885,000	[g]	1,532,656
Puerto Rico Housing Finance Authority, Revenue Bonds, Refunding (Puerto Rico Public Housing Project)	5.00	12/1/2023	2,500,000		2,755,350
				6,242,453
Utah - .4%
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. B	5.00	8/1/2024	3,000,000	[a]	3,406,925
Virginia - 1.7%
Charles City County Economic Development Authority, Revenue Bonds (Waste Management)	2.40	5/2/2022	1,750,000	[a]	1,775,989
Gloucester County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,500,000	[a]	1,522,276
Sussex County Industrial Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,750,000	[a]	1,775,989
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,090,000		1,273,843
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	1,250,000		1,411,574
Westmoreland County Industrial Development Authority, BAN	2.00	6/1/2022	7,500,000		7,533,976
				15,293,647
Washington - 2.7%
Everett Housing Authority, Revenue Bonds (Baker Heights Legacy)	0.30	9/1/2023	1,000,000	[a]	999,943
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2025	3,000,000		3,000,000
Seattle Housing Authority, Revenue Bonds (LAM BOW Apartments Project)	1.25	6/1/2024	1,500,000		1,516,422
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2023	1,480,000		1,594,293
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2022	1,500,000		1,542,873
University of Washington, Revenue Bonds, Ser. A	5.00	5/1/2022	7,575,000	[a]	7,636,439
Vancouver Housing Authority, Revenue Bonds (Anthem Park & Columbia Housing Project)	2.00	6/1/2023	5,000,000		5,051,933
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2022	1,110,000		1,150,906
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2024	200,000	[c]	230,069
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2025	275,000	[c]	327,421
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2022	250,000	[c]	264,949
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2023	250,000	[c]	276,308
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2023	1,015,000		1,079,214
				24,670,770
West Virginia - .3%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C	0.02	6/1/2034	2,300,000	[e]	2,300,000

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.7% (continued)
Wisconsin - 1.6%
Howard, NAN	4.00	12/1/2022	5,000,000	5,047,465
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	5,000,000	[a] 5,765,178
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Refunding, Ser. B	0.40	11/1/2023	2,000,000	[a] 2,002,023
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Refunding, Ser. B	0.50	11/1/2024	2,000,000	[a] 2,002,614
				14,817,280
Total Long-Term Municipal Investments (cost $953,819,076)			965,021,273

Short-Term Municipal Investments - 1.5%
California - .4%
California Public Finance Authority, Revenue Bonds, Refunding (O'Connor Woods Housing)	4.00	1/1/2023	200,000	201,579
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2022	3,355,000	3,412,225
				3,613,804
Missouri - .1%
Cape Girardeau County Industrial Development Authority, Revenue Bonds, Refunding (St. Francis Healthcare System Obligated Group)	5.00	6/1/2022	1,000,000	1,011,031
New York - .9%
East Ramapo Central School District, GO (Insured; State Aid Withholding)	1.25	5/5/2022	1,250,000	1,257,209
East Ramapo Central School District, GO (Insured; State Aid Withholding)	1.25	5/5/2022	1,600,000	1,609,227
East Ramapo Central School District, RAN (Insured; State Aid Withholding) Ser. B	1.00	5/5/2022	5,500,000	5,522,422
				8,388,858
Washington - .1%
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	12/1/2021	200,000	[c] 202,381
Total Short-Term Municipal Investments (cost $13,212,000)			13,216,074
Total Investments (cost $967,031,076)			107.2%	978,237,347
Liabilities, Less Cash and Receivables			(7.2%)	(65,476,186)
Net Assets			100.0%	912,761,161

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $18,816,458 or 2.06% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Non-income producing—security in default.

56

Portfolio Summary (Unaudited) †	Value (%)
General	16.9
Education	12.3
General Obligation	10.6
School District	10.4
Medical	8.0
Single Family Housing	6.9
Multifamily Housing	6.9
Transportation	6.4
Development	5.7
Airport	5.1
Power	4.8
Water	4.2
Prerefunded	2.8
Utilities	1.9
Pollution	1.3
Facilities	.7
Nursing Homes	.6
Student Loan	.6
Housing	.6
Tobacco Settlement	.4
Special Tax	.1
107.2

† Based on net assets.

See notes to financial statements.

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.0%
California - 2.4%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2030	650,000		848,634
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	1,800,000		2,272,353
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2028	500,000		625,229
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2027	700,000		852,814
				4,599,030
Illinois - 2.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		633,423
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		589,304
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,285,000		1,305,810
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		551,596
Illinois, GO	5.25	2/1/2029	2,000,000		2,220,488
				5,300,621
Indiana - .1%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	0.02	10/1/2040	100,000	[a]	100,000
Kentucky - 1.7%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000	[b]	1,106,928
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	2,000,000	[b]	2,247,386
				3,354,314
Nebraska - 1.2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	2,000,000	[b]	2,262,673
New Jersey - 2.0%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	725,000		887,661
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000		782,888
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		1,108,020
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		1,115,031
				3,893,600
New York - 6.5%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	1,625,000	[b]	1,822,067
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	1,000,000		1,179,632
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	1,175,000		1,303,699
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,350,000		1,459,528
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,675,000		1,737,138
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[c]	2,487,860
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,000,000		1,205,071
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,491,906
				12,686,901
Ohio - .7%
Allen County Hospital Facilities, Revenue Bonds (Catholic Healthcare) (LOC; Bank of Montreal) Ser. C	0.01	6/1/2034	1,400,000	[a]	1,400,000

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.0% (continued)
Pennsylvania - 85.8%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,197,326
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,250,267
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	690,000		881,561
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. B	5.00	10/15/2031	1,190,000		1,613,512
Allegheny County Port Authority, Revenue Bonds, Refunding	5.00	3/1/2029	2,000,000		2,547,543
Boyertown Area School District, GO (Insured; State Aid Withholding)	5.00	4/1/2024	1,060,000	[d]	1,190,893
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2038	850,000		939,881
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2036	800,000		891,843
Bucks County Industrial Development Authority, Revenue Bonds, Refunding (George School Project)	3.00	9/15/2035	775,000		869,030
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		904,708
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	4/15/2025	1,500,000	[d]	1,753,005
Chester County, GO	4.00	7/15/2036	500,000		599,319
Chester County, GO	4.00	7/15/2034	500,000		602,758
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		722,384
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2037	910,000		1,100,115
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2039	970,000		1,162,951
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2033	740,000		958,752
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2034	375,000		484,231
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000		3,098,743
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2034	1,000,000		1,285,719
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2032	1,000,000		1,301,753
Dallastown Area School District, GO, Refunding (Insured; State Aid Withholding)	5.00	4/15/2031	1,400,000		1,627,242
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,206,003
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. A	2.00	10/1/2029	1,000,000		1,060,664
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2027	745,000		874,003
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2028	425,000		506,794
Derry Township Industrial & Commercial Development Authority, Revenue Bonds, Refunding	4.00	11/15/2029	355,000		426,857
Downingtown Area School District, GO (Insured; State Aid Withholding) Ser. C	5.00	8/1/2030	1,455,000		1,779,524
Easton Area School District, GO (Insured; State Aid Withholding) Ser. A	5.00	4/1/2029	1,090,000		1,311,222
Erie County, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.50	9/1/2022	1,640,000		1,725,726

59

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.0% (continued)
Pennsylvania - 85.8% (continued)
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.07	12/1/2026	275,000		286,453
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.16	12/1/2027	650,000		677,875
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000		1,401,564
Garnet Valley School District, GO, Refunding (Insured; State Aid Withholding)	4.00	4/1/2027	1,000,000		1,127,269
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,427,404
Lancaster County Solid Waste Management Authority, Revenue Bonds (Insured; County Guaranty) Ser. B	5.00	12/15/2033	1,895,000		2,097,747
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2027	145,000		170,473
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2026	150,000		172,950
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2030	135,000		164,332
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2029	150,000		181,017
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2031	175,000		215,622
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2028	110,000		131,279
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2024	80,000		87,514
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	5.00	3/1/2025	115,000		129,426
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,738,885
Lower Merion Township, GO, Ser. B	4.00	7/15/2030	440,000		485,479
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000		544,220
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		565,744
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		506,850
Manheim Township School District, GO (Insured; State Aid Withholding) Ser. A	4.00	2/1/2036	1,125,000		1,335,707
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		583,284
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. 2018A	5.00	9/1/2030	1,600,000		2,023,068
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		1,176,557
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,356,158
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,231,841
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2023	2,000,000	[d]	2,209,474
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Ser. A	4.00	11/15/2035	1,030,000		1,174,604
Pennsbury School District, GO (Insured; St Aid Withholding) Ser. A	5.00	8/1/2035	630,000		775,269
Pennsbury School District, GO (Insured; St Aid Withholding) Ser. A	5.00	8/1/2040	810,000		985,474
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.) Ser. 2nd	3.00	9/15/2033	530,000		574,272
Pennsylvania, GO, Refunding, Ser. 1st	3.00	5/15/2034	1,000,000		1,131,841
Pennsylvania, GO, Ser. 1st	5.00	3/15/2028	2,200,000		2,569,167

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.0% (continued)
Pennsylvania - 85.8% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds (State System of Higher Education)	1.97	6/15/2028	1,000,000		1,022,857
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,051,740
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	1,690,000		1,936,266
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	10/15/2037	1,375,000		1,676,685
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,204,542
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University) Ser. 1st	5.00	4/1/2022	1,000,000	[d]	1,028,491
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,221,744
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,294,613
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group) Ser. E	4.00	8/15/2034	1,000,000		1,157,046
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,326,640
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,444,833
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (State System of Higher Education) Ser. AQ	5.00	6/15/2025	1,000,000		1,172,258
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,391,733
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvania)	5.00	8/15/2029	375,000		470,417
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvania)	5.00	8/15/2032	400,000		528,794
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvania)	5.00	8/15/2030	375,000		478,607
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Pennsylvania)	5.00	8/15/2031	400,000		519,679
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,176,150
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122	3.65	10/1/2032	2,000,000		2,132,191
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 114C	3.65	10/1/2037	1,000,000		1,002,327
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 2019-131A	3.50	4/1/2049	1,720,000		1,845,697
Pennsylvania Turnpike Commission, Revenue Bonds (Motor License Fund) Ser. A	5.00	12/1/2022	2,415,000	[d]	2,560,573
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,511,222
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2025	2,500,000		2,979,007
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (LOC; TD Bank NA)	0.02	12/1/2038	300,000	[a]	300,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Motor License Fund)	5.00	12/1/2040	1,260,000		1,529,160
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Motor License Fund)	5.00	12/1/2034	1,000,000		1,236,748

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.0% (continued)
Pennsylvania - 85.8% (continued)
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,620,037
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	1,000,000		1,367,051
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	2,280,000		2,703,966
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2037	1,500,000		1,828,180
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,219,544
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,241,379
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,577,118
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,241,379
Philadelphia, GO, Ser. B	5.00	2/1/2028	1,085,000		1,364,812
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	1,520,000		1,856,759
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,237,658
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,339,818
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) (Philadelphia Museum) Ser. A	5.00	2/15/2034	1,250,000		1,551,004
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		1,031,115
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		1,057,986
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2031	2,000,000		2,303,994
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2025	1,500,000		1,742,893
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,165,926
Philadelphia Water & Wastewater, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,339,818
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		548,813
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		355,685
Pittsburgh, GO, Refunding, Ser. A	4.00	9/1/2030	500,000		603,827
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2023	855,000		944,819
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		1,079,195
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,244,675
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	2,580,000	[d]	2,826,719
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,216,286
Selinsgrove Area School District, GO, Refunding (Insured; State Aid Withholding) Ser. B	3.00	3/1/2026	1,095,000		1,190,122
Seneca Valley School District, GO (Insured; State Aid Withholding)	4.00	7/15/2032	1,000,000		1,209,587
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group) Ser. A	5.00	6/1/2027	2,085,000		2,353,045
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2024	2,000,000		2,240,122
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	11/15/2027	1,975,000		2,174,086

62

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.0% (continued)
Pennsylvania - 85.8% (continued)
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000	1,922,632
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000	1,380,347
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2028	1,605,000	1,899,784
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2024	1,220,000	1,380,534
The Pennsylvania University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000	1,217,949
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000	638,783
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2036	1,365,000	1,665,571
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000	293,805
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2036	250,000	295,270
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2037	275,000	324,148
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2034	350,000	415,036
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2035	420,000	497,047
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000	821,926
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000	1,133,706
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000	866,347
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000	1,183,507
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000	1,069,830
Whitemarsh Township, GO, Refunding	4.00	11/15/2035	605,000	649,592
				167,746,400
U.S. Related - .9%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,500,000	1,523,319
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	800,000	[e] 320,000
				1,843,319
Total Investments (cost $190,926,265)			104.0%	203,186,858
Liabilities, Less Cash and Receivables			(4.0%)	(7,783,097)
Net Assets			100.0%	195,403,761

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $2,487,860 or 1.27% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Non-income producing—security in default.

63

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	16.4
Education	14.1
General Obligation	13.8
School District	13.0
Transportation	10.4
General	9.3
Prerefunded	5.9
Water	5.2
Development	3.9
Tobacco Settlement	3.1
Airport	2.8
Single Family Housing	2.6
Facilities	1.7
Pollution	1.1
Multifamily Housing	.7
104.0

† Based on net assets.

See notes to financial statements.

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4%
California - 2.3%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2030	1,140,000		1,488,373
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	3,000,000		3,787,255
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2028	1,000,000		1,250,457
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2027	1,200,000		1,461,968
				7,988,053
Colorado - .1%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (LOC; JPMorgan Chase Bank NA) Ser. D6	0.01	9/1/2038	500,000	[a]	500,000
District of Columbia - .3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2035	1,000,000		1,186,836
Illinois - 2.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000		1,266,846
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000		1,178,607
Chicago II, GO, Ser. A	5.00	1/1/2023	1,970,000		2,088,067
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000		3,015,679
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	0.01	8/1/2044	100,000	[a]	100,000
				7,649,199
Indiana - .0%
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	0.02	10/1/2040	100,000	[a]	100,000
Kentucky - 1.7%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	[b]	2,767,321
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000	[b]	3,371,080
				6,138,401
Massachusetts - 83.9%
Belmont, GO	4.00	6/1/2031	1,260,000		1,544,804
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2030	1,000,000		1,222,800
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000		1,230,550
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2026	475,000		571,076
Boston, GO, Ser. A	3.00	11/1/2034	2,035,000		2,342,485
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2026	565,000		686,970
Boston Housing Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/1/2026	615,000		736,421
Braintree, GO, Refunding	4.00	10/15/2030	1,395,000		1,723,544
Brookline, GO, Refunding	4.00	2/15/2029	2,000,000		2,475,151
Collegiate Charter School of Lowell, Revenue Bonds	4.00	6/15/2024	315,000		328,437
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2039	1,330,000		1,480,966
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2029	485,000		552,268
Dedham, GO	4.00	6/15/2029	495,000		558,952
Falmouth, GO, Refunding	4.00	10/15/2029	980,000		1,228,324
Falmouth, GO, Refunding	5.00	10/15/2027	945,000		1,198,119
Framingham, GO, Refunding	5.00	12/1/2028	420,000		530,012
Framingham, GO, Refunding	5.00	12/1/2029	365,000		458,545
Gloucester, GO, Refunding	3.00	9/15/2033	725,000		823,934
Gloucester, GO, Refunding	3.00	9/15/2032	925,000		1,059,321
Groton, GO	3.00	8/15/2033	390,000		444,112
Groton, GO	4.00	8/15/2031	240,000		295,164
65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Hingham, GO	3.00	2/15/2036	375,000		418,628
Hingham, GO	3.00	2/15/2035	860,000		963,775
Hingham, GO	3.00	2/15/2034	1,240,000		1,395,415
Hingham, GO	4.00	2/15/2030	345,000		421,860
Hingham, GO	4.00	2/15/2031	315,000		383,113
Hingham, GO	4.00	2/15/2032	425,000		515,186
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000		1,003,891
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2033	590,000		700,781
Mansfield, GO	4.00	5/15/2030	845,000		951,149
Mansfield, GO	4.00	5/15/2029	815,000		917,346
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.63	11/1/2025	2,500,000	[c]	2,512,115
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	345,000		433,254
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	1,000,000		1,255,809
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2034	2,215,000		2,756,073
Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2035	2,000,000		2,481,450
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000		2,514,143
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding	5.00	7/1/2031	2,000,000		2,674,516
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding, Ser. A1	4.00	7/1/2036	4,000,000		4,961,175
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2028	1,250,000		1,349,290
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2032	870,000		938,141
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2033	535,000		602,998
Massachusetts College Building Authority, Revenue Bonds (Green Bond) Ser. A	3.00	5/1/2032	520,000		588,140
Massachusetts Development Finance Agency, Revenue Bonds (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2024	350,000		394,183
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000		3,030,964
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		415,401
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		398,091
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		201,830
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000		341,851
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		425,000
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2022	565,000		573,818
Massachusetts Development Finance Agency, Revenue Bonds (President & Trustees of Williams College) Ser. S	5.00	7/1/2030	1,000,000		1,241,342
Massachusetts Development Finance Agency, Revenue Bonds (Trustees of Boston University) Ser. DD1	5.00	4/1/2024	1,075,000	[b]	1,176,930
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		625,711
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		643,627
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2036	825,000		1,002,107
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Bentley University) Ser. A	4.00	7/1/2035	1,000,000		1,219,982

66

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2025	500,000	581,229
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2026	500,000	599,028
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2023	2,060,000	2,239,105
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Caregroup) Ser. H1	5.00	7/1/2025	800,000	938,258
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of Holy Cross)	5.00	9/1/2026	705,000	861,374
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000	1,114,181
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000	1,148,463
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2035	1,000,000	1,212,375
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000	1,522,600
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000	1,196,929
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000	1,170,826
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000	460,957
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000	416,902
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000	439,168
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000	987,974
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2022	655,000	667,924
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000	1,827,080
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000	3,903,475
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,730,000	1,909,998
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2033	3,410,000	3,799,187
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000	537,608
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. E	5.00	11/1/2038	4,500,000	4,928,986
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Park School Corp.)	5.00	9/1/2021	300,000	300,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2032	2,000,000	2,279,541
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000	2,892,544
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	5.00	7/1/2032	1,910,000	2,229,618
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (President & Trustees of Williams College) Ser. P	5.00	7/1/2024	3,250,000	3,536,958
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000	513,711

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		823,262
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,164,788
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2024	530,000		595,628
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2025	500,000		581,435
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital Obligated Group) Ser. I	5.00	7/1/2028	750,000		891,959
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2031	2,050,000		2,497,218
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,218,828
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000		1,595,571
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	1,250,000		1,356,273
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000		1,562,676
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	1,000,000		1,219,529
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,199,489
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,452,545
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6C	0.01	10/1/2042	100,000	[a]	100,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) (LOC; TD Bank NA) Ser. U-6E-R	0.01	10/1/2042	500,000	[a]	500,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Trustees of Boston University) Ser. BB2	4.00	10/1/2032	1,000,000		1,156,968
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,778,534
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000		1,586,718
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2024	815,000		920,099
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2026	325,000		394,253
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000		591,609
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000		1,136,986
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	1,500,000		1,694,552
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000		613,828
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000		1,448,493
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000		612,115
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000		1,233,551

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	3.00	1/1/2025	190,000	205,279
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	149,334
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	168,405
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2027	310,000	374,958
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	493,667
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	241,986
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	498,542
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2025	450,000	527,729
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	1,029,177
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	2,075,000	2,613,386
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000	1,331,538
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,350,000	1,692,792
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000	3,163,359
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2036	450,000	592,111
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2035	400,000	528,130
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	5.00	7/1/2032	515,000	686,575
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2029	2,000,000	2,393,868
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2026	1,000,000	1,211,802
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2025	1,140,000	1,350,961
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000	203,124
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000	253,191
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000	252,706
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000	1,219,856
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000	319,391
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000	318,406
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000	3,380,521
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2023	2,300,000	2,494,657
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000	2,253,912
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2025	2,500,000	2,827,989
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000	2,422,760
Massachusetts Federal Highway, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	2,500,000	3,028,450

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology) Ser. K	5.50	7/1/2022	1,800,000		1,881,031
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. F3	0.02	7/1/2040	5,600,000	[a]	5,600,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Massachusetts Institute of Technology) Ser. L	5.00	7/1/2023	3,335,000		3,633,330
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trustees of Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,798,211
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. R	0.01	11/1/2049	500,000	[a]	500,000
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 195	4.00	12/1/2048	840,000		914,752
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. 220	3.00	12/1/2050	1,980,000		2,163,788
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	520,000		547,870
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	2,185,000		2,410,033
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 211	3.50	12/1/2049	860,000		939,457
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 221	3.00	12/1/2050	1,500,000		1,649,396
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A1	2.55	12/1/2040	1,500,000		1,561,066
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A3	0.88	12/1/2023	1,500,000		1,506,007
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		1,050,771
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		634,087
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		1,105,752
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,475,316
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	1,330,000		1,499,265
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,528,643
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	1,500,000	[d]	1,561,003
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000		2,254,909
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		2,092,343
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000		845,494
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	200,000		232,101
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	200,000		232,213
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2024	315,000		356,289
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	140,000	[d]	146,393
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	1,860,000	[d]	1,946,772
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2022	1,700,000	[d]	1,779,308
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2036	1,000,000		1,126,794
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	3,000,000	[b]	3,190,829

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Massachusetts - 83.9% (continued)
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2028	1,925,000		2,338,851
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2033	2,500,000		3,021,573
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2029	2,590,000		3,140,797
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000		2,621,252
Medway, GO	3.00	9/1/2030	650,000		730,810
Medway, GO	3.00	9/1/2032	700,000		782,431
Medway, GO	3.00	9/1/2031	500,000		560,226
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2026	915,000		1,124,622
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2028	1,055,000		1,282,007
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		641,473
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2029	745,000		816,674
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		345,227
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2027	640,000		701,856
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2028	420,000		460,331
Natick, GO	4.00	7/15/2033	3,000,000		3,539,139
Natick, GO	5.00	7/15/2029	2,000,000		2,492,832
Plainville, GO	4.00	10/15/2030	1,210,000		1,434,757
Randolph, GO, Refunding	5.00	9/15/2031	595,000		742,681
Scituate, GO, Refunding	4.00	10/1/2030	1,645,000		2,038,210
Scituate, GO, Refunding	4.00	10/1/2031	1,180,000		1,453,729
Sharon, GO	3.00	2/15/2033	2,000,000		2,256,661
Shrewsbury, GO	3.00	1/15/2034	2,160,000		2,465,546
Somerville, GO, Refunding	3.00	6/1/2034	1,045,000		1,186,397
Somerville, GO, Refunding	3.00	6/1/2035	1,125,000		1,273,330
Somerville, GO, Refunding	5.00	6/1/2029	560,000		736,698
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,654,721
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2035	990,000		1,141,131
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,839,898
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	4.00	8/1/2032	1,210,000		1,510,628
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	5.99	8/1/2023	2,500,000	[e]	2,615,994
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000		155,701
University of Massachusetts Building Authority, Revenue Bonds, Refunding (University of Massachusetts) Ser. 3	5.00	11/1/2034	2,200,000		2,754,671
University of Massachusetts Building Authority, Revenue Bonds, Refunding, Ser. 2020-1	5.00	11/1/2030	1,000,000		1,349,576
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2022	2,500,000	[d]	2,613,082
Waltham, GO	3.00	10/15/2032	2,160,000		2,481,634
Winchester, GO	5.00	6/15/2029	300,000		396,058
Worcester, GO, Refunding	4.00	1/15/2028	800,000		942,413
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000		2,607,407
Worcester, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	2/15/2033	2,000,000		2,049,591
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000		2,011,790
				296,768,136

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
Missouri - .2%
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	0.03	1/1/2039	500,000	[a]	500,000
Nebraska - 1.0%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	3,000,000	[b]	3,394,010
New Jersey - 3.1%
New Jersey Economic Development Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. UU	5.00	6/15/2025	2,000,000		2,262,199
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. GGG	5.25	9/1/2024	2,400,000	[f]	2,749,535
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000		1,408,014
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000		1,096,043
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000		1,741,175
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000		1,752,191
				11,009,157
New York - 5.7%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,500,000	[b]	2,803,181
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	2,000,000		2,359,264
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.01	10/1/2040	200,000	[a]	200,000
New York City, GO, Refunding, Ser. A1	5.00	8/1/2029	1,000,000		1,307,929
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	2,000,000		2,219,061
New York City Transitional Finance Authority, Revenue Bonds	5.00	5/1/2033	2,400,000		3,202,775
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	2,675,000		2,774,236
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[f]	2,487,860
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,250,000		1,506,339
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street Bank & Trust Co.) Ser. B3	0.02	1/1/2032	1,100,000	[a]	1,100,000
				19,960,645
Tennessee - .5%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	1,200,000	[a]	1,200,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	200,000	[a]	200,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	7/1/2034	300,000	[a]	300,000
				1,700,000
Texas - .9%
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000		594,264
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000		618,105
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation) (Insured; Permanent School Fund)	4.00	8/15/2034	1,100,000		1,308,717
Arlington Higher Education Finance Corp., Revenue Bonds (Riverwalk Education Foundation) (Insured; Permanent School Fund)	5.00	8/15/2032	620,000		794,840
				3,315,926

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.4% (continued)
U.S. Related - .5%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2025	1,500,000	1,523,319
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	9/22/2021	650,000	[g] 260,000
				1,783,319
Total Investments (cost $342,042,903)			102.4%	361,993,682
Liabilities, Less Cash and Receivables			(2.4%)	(8,378,070)
Net Assets			100.0%	353,615,612

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $5,237,395 or 1.48% of net assets.

g Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Education	23.5
General Obligation	18.3
Medical	14.0
General	12.5
Transportation	6.3
Water	6.2
School District	5.2
Airport	2.5
Single Family Housing	2.4
Development	2.3
Prerefunded	2.3
Student Loan	1.7
Multifamily Housing	1.6
Power	1.5
Tobacco Settlement	1.3
Facilities	.5
Housing	.3
102.4

† Based on net assets.

See notes to financial statements.

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.5%
California - 2.4%
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2030	550,000		718,075
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2028	1,500,000		1,893,627
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2028	500,000		625,229
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2027	600,000		730,984
				3,967,915
Illinois - 2.4%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		633,423
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		589,304
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,150,000		1,168,624
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000		1,507,840
				3,899,191
Kentucky - 1.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	[a]	1,685,540
Nebraska - 1.1%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	1,500,000	[a]	1,697,005
New Jersey - 2.0%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	625,000		765,225
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000		626,310
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000		949,732
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000		955,741
				3,297,008
New York - 96.0%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2025	420,000		501,088
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2024	405,000		467,128
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	385,000		427,221
Berne-Knox-Westerlo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	2.00	7/1/2031	1,160,000		1,195,744
Brookhaven, GO, Refunding, Ser. C	2.00	1/15/2030	1,000,000		1,057,483
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2024	710,000		806,294
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	200,000	[b]	235,520
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	300,000	[b]	353,281
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2025	350,000	[b]	412,161
Colonie, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.00	3/1/2030	1,025,000		1,060,840
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2026	1,000,000		1,205,435
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000		1,154,236
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000		1,106,944
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,233,824

74

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.5% (continued)
New York - 96.0% (continued)
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		622,947
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000		1,418,365
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	10/15/2030	1,000,000		1,106,776
Huntington, GO, Ser. A	2.00	6/15/2031	1,635,000		1,692,339
Island Trees Union Free School District, GO, Refunding (Insured; State Aid Withholding)	2.00	5/15/2032	1,545,000		1,606,007
Johnstown School District, BAM, Refunding (Insured; Build America Mutual)	3.00	6/15/2028	1,100,000		1,229,716
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,916,487
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000	[a]	2,578,926
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,162,062
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	750,000		942,369
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,185,086
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,446,839
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,180,791
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,076,203
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,182,867
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,314,219
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,163,606
Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		605,132
Nassau County, GO, Ser. B	5.00	4/1/2024	1,500,000	[b]	1,685,641
Nassau County Interim Finance Authority, Revenue Bonds, Refunding, Ser. B	1.13	11/15/2027	1,400,000		1,401,900
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.01	4/1/2042	2,100,000	[c]	2,100,000
New York City, GO, Refunding, Ser. F2	3.24	8/1/2027	1,000,000		1,109,531
New York City, GO, Ser. A2	0.01	10/1/2038	200,000	[c]	200,000
New York City, GO, Ser. B5	0.01	10/1/2046	1,000,000	[c]	1,000,000
New York City, GO, Ser. D4	0.01	12/1/2047	1,000,000	[c]	1,000,000
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,356,792
New York City, GO, Ser. F1	3.00	3/1/2035	1,000,000		1,105,468
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2029	1,000,000		1,296,552
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		949,217
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/1/2024	1,150,000		1,222,101
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,049,521
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2025	1,500,000		1,622,919
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,500,000		1,621,698
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2033	1,540,000		1,731,964

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.5% (continued)
New York - 96.0% (continued)
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/2030	1,600,000		2,111,803
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,279,519
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	1,000,000		1,280,861
New York City Transitional Finance Authority, Revenue Bonds, Refunding	5.00	11/1/2031	1,000,000		1,356,874
New York City Transitional Finance Authority, Revenue Bonds, Ser. C2	2.98	11/1/2027	1,050,000		1,160,128
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	3.00	6/15/2038	500,000		554,975
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,040,000		1,147,758
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,294,165
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.63	9/15/2069	1,500,000		1,555,646
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[d]	2,211,431
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[d]	1,690,641
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bonds) Ser. A	1.90	11/15/2031	2,000,000		2,025,402
New York State, GO, Refunding, Ser. B	2.05	3/15/2032	1,115,000		1,143,316
New York State Bridge Authority, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2036	1,220,000		1,475,360
New York State Bridge Authority, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2034	1,000,000		1,223,034
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	1,045,000		1,302,637
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2038	275,000		320,519
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2037	225,000		262,425
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2040	250,000		290,236
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2039	250,000		291,155
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2023	2,400,000	[b]	2,613,627
New York State Dormitory Authority, Revenue Bonds (Special Needs Facilities) Ser. A1	4.00	7/1/2027	990,000		1,162,244
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2032	640,000		812,120
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2034	550,000		693,650
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University)	4.00	7/1/2034	1,000,000		1,157,931
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2023	1,000,000		1,089,068
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	10/1/2034	1,125,000		1,360,367
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2028	1,000,000		1,140,632
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	4.00	7/1/2037	350,000		429,401

76

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.5% (continued)
New York - 96.0% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2031	400,000		552,601
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Hospitals Center Obligated Group)	5.00	7/1/2030	1,155,000		1,376,517
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2027	1,000,000		1,250,591
New York State Dormitory Authority, Revenue Bonds, Refunding (State of New York Personal Income Tax) Ser. A	4.00	3/15/2037	1,000,000		1,205,071
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2026	640,000		768,775
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,530,000		1,768,377
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	775,000		993,506
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,295,224
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,558,881
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	1,000,000		1,234,379
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,384,633
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond) (State Revolving Fund) Ser. D	3.00	9/15/2030	1,050,000		1,121,242
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,047,910
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. L1	1.50	11/1/2029	520,000		524,855
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,591,632
New York State Mortgage Agency, Revenue Bonds, Ser. 223	2.65	10/1/2034	1,000,000		1,055,054
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,302,419
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000		2,301,949
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	5.00	3/15/2035	1,000,000		1,316,616
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2039	1,500,000		1,791,221
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,575,000		1,740,557
New York Transportation Development Corp., Revenue Bonds (Empire State Thruway Partners)	4.00	10/31/2034	500,000		601,762
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		1,105,312
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,539,190
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,173,364
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2029	1,000,000		1,092,225
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2027	1,005,000		1,185,428
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2029	1,105,000		1,343,074
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2036	1,000,000		1,208,928
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2024	1,060,000	[b]	1,218,859
South Glens Falls Central School District, GO, Refunding (Insured; State Aid Withholding) Ser. A	2.00	7/15/2030	1,000,000		1,055,684

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 105.5% (continued)
New York - 96.0% (continued)
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,204,482
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2039	200,000		250,764
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2038	200,000		251,455
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2041	225,000		280,426
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2040	225,000		281,228
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2035	225,000		285,197
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2034	200,000		253,992
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2037	250,000		315,150
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University)	5.00	9/1/2036	225,000		284,552
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2033	1,785,000		2,060,174
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000		1,321,037
The New York City Cultural Resources Trust, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2023	1,480,000	[b]	1,617,728
The New York City Cultural Resources Trust, Revenue Bonds, Refunding (Lincoln Center Performing Arts) Ser. A	5.00	12/1/2026	1,760,000		2,151,012
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A2	2.00	5/15/2028	1,500,000	[a]	1,605,171
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000		1,874,859
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000		1,605,784
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000		563,170
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	1,750,000		1,812,344
Washingtonville Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	6/15/2031	1,000,000		1,096,358
Webster Central School District, GO, Refunding (Insured; State Aid Withholding)	2.00	6/15/2031	1,105,000		1,144,014
Westchester County, GO, Ser. A	2.00	10/15/2032	1,000,000		1,050,268
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000		1,153,859
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000		1,413,561
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000		1,258,154
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group)	5.00	11/1/2028	1,000,000		1,166,864
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000		1,221,198
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000		223,800
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000		747,679
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000		380,001
				157,118,282

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 105.5% (continued)
U.S. Related - .6%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,000,000	1,015,546
Total Investments (cost $163,910,495)			105.5%	172,680,487
Liabilities, Less Cash and Receivables			(5.5%)	(9,049,368)
Net Assets			100.0%	163,631,119

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $3,902,072 or 2.38% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	20.5
Education	16.6
General Obligation	13.2
Transportation	9.5
Medical	9.1
Development	7.6
School District	6.0
Prerefunded	5.0
Multifamily Housing	4.9
Water	3.3
Airport	3.2
Tobacco Settlement	3.0
Single Family Housing	2.4
Housing	1.2
105.5

† Based on net assets.

See notes to financial statements.

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.1%
Commercial & Professional Services - .5%
Novant Health, Unscd. Bonds	2.64	11/1/2036	5,000,000		5,183,978
University of Southern California, Sr. Unscd. Bonds, Ser. 21A	2.95	10/1/2051	8,000,000		8,570,079
				13,754,057
Health Care - .6%
AHS Hospital, Sr. Unscd. Bonds, Ser. 2021	2.78	7/1/2051	5,000,000		5,099,892
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	2.81	6/1/2041	10,000,000		10,337,995
				15,437,887
Total Bonds and Notes (cost $28,000,000)			29,191,944

Long-Term Municipal Investments - 102.9%
Alabama - 1.8%
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2040	5,000,000		6,049,876
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2038	10,000,000		12,179,544
Alabama Public School & College Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2039	10,000,000		13,090,227
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		6,105,238
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		4,296,956
Southeast Energy Authority, Revenue Bonds (Project No. 2) Ser. B	4.00	12/1/2031	5,000,000	[a]	6,182,843
				47,904,684
Arizona - 2.6%
Arizona Health Facilities Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital Obligated Group) Ser. A	5.00	2/1/2042	6,000,000		6,118,064
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[b]	1,166,700
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[b]	1,357,338
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[b]	2,316,520
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[b]	3,787,329
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[b]	1,906,156
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[b]	1,527,415
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		2,238,548
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,950,576
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,842,504
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		1,384,698
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		1,654,306
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2061	3,700,000		3,998,172
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2051	1,750,000		1,912,011
Arizona Industrial Development Authority, Revenue Bonds (JEROME Facility Project) Ser. B	4.00	7/1/2041	720,000		793,287
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[b]	801,189

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Arizona - 2.6% (continued)
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[b]	464,385
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2051	2,000,000		2,308,911
Arizona Industrial Development Authority, Revenue Bonds (MACOMBS Facility Project) Ser. A	4.00	7/1/2041	950,000		1,115,027
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		2,277,174
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,600,000		1,705,555
Arizona Industrial Development Authority, Revenue Bonds (Somerset Academy of Las Vegas)	4.00	12/15/2041	500,000	[b]	554,223
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		9,320,309
Pinal County Industrial Development Authority, Revenue Bonds (Green Bond) (WOF SW GGP 1)	7.25	10/1/2033	2,000,000	[b]	2,224,825
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project Agricultural Project)	5.00	1/1/2029	6,250,000		8,143,291
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Refunding (Salt River Project Agricultural Project)	5.00	1/1/2028	4,500,000		5,715,690
				68,584,203
Arkansas - .5%
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2045	4,500,000		5,168,726
Arkansas Development Finance Authority, Revenue Bonds	4.00	6/1/2039	1,085,000		1,266,197
University of Arkansas, Revenue Bonds (Fayetteville Campus)	5.00	11/1/2042	5,990,000		7,427,705
				13,862,628
California - 21.1%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2037	1,000,000		1,131,890
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2035	1,500,000		1,703,801
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		2,965,793
Anaheim Public Financing Authority, Revenue Bonds, Refunding (Anaheim Convention Center Expansion Project) Ser. A	5.00	5/1/2046	6,450,000		7,098,597
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		5,757,025
California, GO	5.00	4/1/2033	1,205,000		1,562,068
California, GO	5.00	4/1/2049	2,500,000		3,161,244
California, GO, Refunding	4.00	10/1/2039	5,000,000		6,076,929
California, GO, Refunding	5.00	9/1/2031	5,500,000		7,587,867
California, GO, Refunding	5.00	12/1/2030	1,700,000		2,311,037
California, GO, Refunding	5.00	12/1/2031	1,200,000		1,664,802
California, GO, Refunding	5.00	9/1/2041	10,000,000		13,324,994
California, GO, Refunding	5.00	4/1/2035	9,000,000		10,049,994
California, GO, Refunding	5.00	9/1/2034	7,000,000		8,487,074
California, GO, Refunding (Construction Bonds)	4.00	10/1/2044	5,000,000		6,008,772
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,351,720
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,479,124
California Community Housing Agency, Revenue Bonds (Arbors Apartments) Ser. A	5.00	8/1/2050	4,000,000	[b]	4,648,733
California Community Housing Agency, Revenue Bonds (Aster Apartments) Ser. A1	4.00	2/1/2056	5,000,000	[b]	5,664,076

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 21.1% (continued)
California Community Housing Agency, Revenue Bonds (Creekwood Apartments) Ser. A	4.00	2/1/2056	5,000,000	[b]	5,462,770
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	3.00	8/1/2056	5,000,000	[b]	5,182,598
California Community Housing Agency, Revenue Bonds (Fountains at Emerald Park)	4.00	8/1/2046	2,500,000	[b]	2,774,093
California Community Housing Agency, Revenue Bonds (Serenity at Larkspur Apartments) Ser. A	5.00	2/1/2050	5,000,000	[b]	5,774,590
California Community Housing Agency, Revenue Bonds (Stoneridge Apartments) Ser. A	4.00	2/1/2056	3,250,000	[b]	3,573,543
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	5,000,000	[b]	5,749,063
California Community Housing Agency, Revenue Bonds, (Annadel Apartments) Ser. A	5.00	4/1/2049	3,500,000	[b]	3,980,574
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		2,074,423
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,647,044
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,949,439
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,373,628
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,192,459
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2051	5,000,000		5,750,077
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	5/15/2046	5,000,000		5,791,241
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2037	2,270,000		2,466,488
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	11/1/2044	12,000,000		13,947,476
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Portfolio Project) Ser. A-1	5.00	1/1/2056	1,200,000	[b]	1,427,351
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. David Gladstone Institutes Project) Ser. A	5.25	10/1/2021	900,000	[c]	903,628
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,436,570
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		3,110,126
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		685,662
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		6,213,595
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		7,410,083
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		6,248,510
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		3,249,356
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,822,361
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,462,364
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		4,054,929

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 21.1% (continued)
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		9,148,162
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[b]	2,364,176
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[b]	1,753,604
California Municipal Finance Authority, Revenue Bonds (Emerson College)	6.00	1/1/2022	6,000,000	[c]	6,116,141
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	4.00	5/15/2046	1,000,000		1,182,800
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[b]	1,794,820
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[b]	1,654,932
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,725,444
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		814,517
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,409,721
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[b]	1,305,820
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/2031	300,000		302,690
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		3,503,775
California Municipal Finance Authority, Revenue Bonds, Refunding (Community Medical Center) Ser. A	5.00	2/1/2042	1,000,000		1,197,567
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,500,000		1,698,613
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[b]	5,505,831
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,870,000	[a]	3,034,249
California Public Finance Authority, Revenue Bonds (ENSO Village Project) Ser. 85	3.13	5/15/2029	1,000,000	[b]	1,019,114
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2046	500,000	[b]	584,038
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2036	500,000	[b]	598,259
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2051	250,000	[b]	290,820
California Public Finance Authority, Revenue Bonds (Green Bond) (ENSO Village Project)	5.00	11/15/2056	500,000	[b]	579,651
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2031	3,500,000		4,687,047
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2030	3,500,000		4,593,958
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	3,500,000		4,785,256
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2035	2,415,000		3,154,484
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2036	2,500,000		3,255,267
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2034	1,920,000		2,512,914
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2032	2,035,000		2,684,680
California Public Works Board, Revenue Bonds, Refunding, Ser. A	5.00	8/1/2033	2,295,000		3,014,492

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 21.1% (continued)
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[b]	1,202,016
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[b]	3,249,429
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[b]	1,016,716
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[b]	700,578
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[b]	1,735,386
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[b]	1,189,737
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[b]	1,790,429
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[b]	7,382,586
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2041	2,500,000	[b]	2,816,160
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,349,473
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,819,067
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,788,207
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Irvine Campus)	5.38	5/15/2038	1,900,000		1,907,300
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		3,398,550
California University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		564,063
Capistrano Unified School Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,367,940
Chino Valley Unified School District, GO, Ser. B	4.00	8/1/2045	2,610,000		3,104,809
Cloverdale Unified School District, GO, Refunding, Ser. B	4.00	8/1/2049	5,000,000		5,746,573
CMFA Special Finance Agency VIII, Revenue Bonds, Ser. A2	4.00	8/1/2047	3,500,000	[b]	3,763,818
CSCDA Community Improvement Authority, Revenue Bonds	2.65	12/1/2046	2,500,000	[b]	2,545,018
CSCDA Community Improvement Authority, Revenue Bonds	3.00	12/1/2056	2,500,000	[b]	2,555,419
CSCDA Community Improvement Authority, Revenue Bonds	4.00	12/1/2056	2,500,000	[b]	2,730,593
CSCDA Community Improvement Authority, Revenue Bonds, Ser. A2	4.00	9/1/2056	5,000,000	[b]	5,520,044
CSCDA Community Improvement Authority, Revenue Bonds, Ser. B	4.00	2/1/2057	1,000,000	[b]	1,077,710
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		9,472,121
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		5,528,452
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	2.96	1/15/2046	2,000,000		2,015,713
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D	3.06	1/15/2043	1,000,000		1,016,040
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		8,019,531

84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 21.1% (continued)
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		1,320,806
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,806,425
Galt Redevelopment Agency, Tax Allocation Bonds	7.38	9/1/2033	2,000,000		2,000,000
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	5,000,000		5,166,651
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	5,000,000		6,224,324
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2047	5,000,000		5,166,643
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[d]	3,540,472
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[d]	1,847,803
Irvine, Special Assessment Bonds (LOC; Sumitomo Mitsui Banking) Ser. A	0.01	9/2/2032	3,600,000	[e]	3,600,000
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,031,084
Long Beach Marina System, Revenue Bonds	5.00	5/15/2045	2,000,000		2,201,101
Long Beach Marina System, Revenue Bonds	5.00	5/15/2040	2,500,000		2,767,753
Los Angeles Airports Department, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2048	5,000,000		6,465,882
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,143,704
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,147,195
Los Angeles Unified School District, GO, Ser. RYQ	4.00	7/1/2044	7,500,000		8,925,404
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[d]	2,051,434
Norman Y. Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		10,139,591
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000	[a]	10,968,752
Northern California Gas Authority No. 1, Revenue Bonds, Ser. B, 3 Month LIBOR x .67 +.72%	0.82	7/1/2027	545,000	[f]	549,092
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,987,770
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,170,793
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[c]	2,179,389
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2048	5,000,000		5,392,266
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	2,000,000		2,157,000
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[d]	2,332,671
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[d]	1,585,612
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,475,483
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		8,037,476
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[d]	786,318
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[d]	2,278,076
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,593,411
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[d]	2,674,122
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[d]	4,611,832

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
California - 21.1% (continued)
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[b]	1,197,859
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2039	2,000,000		2,564,295
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		5,036,198
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	500,000		609,978
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2037	500,000		614,774
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	800,000		980,037
Tobacco Securitization Authority of Northern California, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2039	1,000,000		1,222,054
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000		1,259,794
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000		1,255,029
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000		1,149,752
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000		1,274,812
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2037	7,325,000		7,578,674
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		6,225,345
University of California, Revenue Bonds, Refunding, Ser. BH	4.00	5/15/2051	15,000,000		17,954,433
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2034	3,000,000		4,061,118
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2035	2,000,000		2,700,532
University of California, Revenue Bonds, Refunding, Ser. S	5.00	5/15/2033	5,000,000		6,800,550
University of California, Revenue Bonds, Ser. AV	5.00	5/15/2042	2,525,000		3,097,962
				563,305,432
Colorado - 1.4%
Colorado Board Governors University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	2,995,000		3,646,704
Colorado Board Governors University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	2,005,000	[c]	2,542,930
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (LOC; Northern Trust Company) Ser. F2	0.01	7/1/2041	1,245,000	[e]	1,245,000
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project) Ser. R	5.00	6/1/2027	2,500,000	[c]	3,099,725
Denver City & County, Revenue Bonds, Ser. A	4.00	8/1/2051	10,000,000		11,888,896
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,416,229
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		4,352,380
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,000,000	[b]	2,192,047
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[b]	2,741,112
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,941,070
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	3.00	7/15/2037	1,000,000		1,075,452
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2033	1,000,000		1,264,164
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2035	1,000,000		1,208,378
				38,614,087

86

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Connecticut - 1.9%
Connecticut, GO, Ser. 2021 A	3.00	1/15/2040	5,000,000		5,490,323
Connecticut, GO, Ser. 2021 A	3.00	1/15/2038	5,000,000		5,519,144
Connecticut, GO, Ser. 2021 A	3.00	1/15/2037	5,000,000		5,552,424
Connecticut, Revenue Bonds, Ser. A	4.00	5/1/2039	2,695,000		3,267,757
Connecticut, Revenue Bonds, Ser. A	4.00	5/1/2040	3,000,000		3,628,875
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	2,000,000		2,616,900
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2036	1,725,000		2,086,922
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2039	1,500,000		1,800,125
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2037	3,500,000		4,548,420
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2034	2,000,000		2,621,561
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2038	2,000,000		2,592,835
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (The Stamford Hospital Obligated Group)	4.00	7/1/2041	5,000,000		5,766,152
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,341,468
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		593,445
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		599,572
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,434,881
				49,460,804
Delaware - .1%
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		1,131,736
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		858,183
University of Delaware, Revenue Bonds, Ser. B	0.01	11/1/2034	750,000	[e]	750,000
				2,739,919
District of Columbia - 2.8%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	1,275,000		1,532,352
District of Columbia, Revenue Bonds (Friendship Public Charter School)	5.00	12/1/2022	3,500,000	[c]	3,708,702
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,465,367
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,549,840
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,407,794
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[c]	1,879,404
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,100,000	[c]	1,216,085
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,450,000	[c]	1,603,021
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,868,792
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,736,798
District of Columbia, Revenue Bonds, Ser. A	5.00	3/1/2026	10,000,000		12,057,342
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2039	4,000,000		4,832,784
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2038	2,605,000		3,155,489
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2045	5,000,000		5,954,245
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2040	3,000,000		3,616,681
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[d]	4,712,551
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		5,778,813
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	3.00	7/15/2043	4,250,000		4,694,854

87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
District of Columbia - 2.8% (continued)
Washington Metropolitan Area Transit Authority, Revenue Bonds (Green Bond) Ser. A	4.00	7/15/2046	3,000,000		3,595,729
				73,366,643
Florida - 4.0%
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[b]	1,209,415
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[b]	1,348,080
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000	[g]	420,000
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000	[g]	80,000
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,782,466
Florida Development Finance Corp., Revenue Bonds (Green Bond) Ser. B	7.38	1/1/2049	5,000,000	[b]	5,497,606
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2040	1,650,000	[b]	1,926,530
Florida Development Finance Corp., Revenue Bonds (Mater Academy Project) Ser. A	5.00	6/15/2050	6,500,000	[b]	7,497,895
Florida Development Finance Corp., Revenue Bonds, Refunding (Glenridge on Palmer Ranch Obligated Group)	5.00	6/1/2051	1,250,000		1,446,514
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	3.00	12/1/2048	7,500,000		7,949,059
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Rollins College Project) Ser. A	4.00	12/1/2050	10,000,000		11,586,948
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (The University of Tampa Project) Ser. A	5.25	4/1/2022	1,100,000	[c]	1,132,607
Hillsborough County Industrial Development Authority, Revenue Bonds (Tampa General Hospital Project) Ser. A	4.00	8/1/2045	2,220,000		2,609,868
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Health System Obligated Group) (LOC; TD Bank NA) Ser. D	0.01	11/15/2042	900,000	[e]	900,000
Hillsborough County Industrial Development Authority, Revenue Bonds, Refunding (BayCare Obligated Group) (LOC; TD Bank NA) Ser. B	0.01	11/1/2038	600,000	[e]	600,000
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		788,910
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		8,316,784
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2041	1,250,000		1,481,649
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	1,625,000		1,931,502
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2039	1,500,000		1,786,972
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,053,520
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,411,318
Miami-Dade County Seaport Department, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	4.00	10/1/2045	2,500,000		2,906,250
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2023	14,145,000	[c]	15,700,718
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2046	1,250,000		1,491,565
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2048	1,500,000		1,786,573
Miami-Dade County Water & Sewer System, Revenue Bonds	4.00	10/1/2051	1,000,000		1,189,847

88

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Florida - 4.0% (continued)
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. B	5.00	4/1/2022	5,000,000	[c]	5,140,963
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	6,500,000		7,486,741
Tampa, Revenue Bonds (H. Lee Moffitt Cancer Center & Research Institute Obligated Group) Ser. B	4.00	7/1/2045	3,700,000		4,293,305
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[d]	656,718
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[d]	522,226
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[d]	497,890
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[d]	805,837
				107,236,276
Georgia - 1.3%
Atlanta Water & Wastewater, Revenue Bonds, Refunding	2.26	11/1/2035	5,000,000		5,104,605
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		7,218,287
George L Smith II Congress Center Authority, Revenue Bonds	4.00	1/1/2054	5,000,000		5,705,291
George L Smith II Congress Center Authority, Revenue Bonds	5.00	1/1/2054	3,000,000	[b]	3,549,239
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		2,424,233
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		2,263,501
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,211,911
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	1/1/2046	1,200,000		1,384,764
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	4.00	1/1/2051	1,000,000		1,151,057
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,200,000		1,483,208
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,833,444
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,736,187
				35,065,727
Hawaii - .4%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.13	11/15/2032	2,050,000		2,147,190
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.25	11/15/2037	1,000,000		1,046,376
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		8,079,704
				11,273,270
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	3,900,000	[c]	4,041,196
Illinois - 8.3%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,421,174
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		883,429
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		3,058,555
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		760,725
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[b]	10,060,013
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[b]	13,240,824
Chicago Board of Education, GO, Ser. A	5.00	12/1/2041	1,000,000		1,266,071
Chicago Board of Education, GO, Ser. A	5.00	12/1/2038	2,000,000		2,549,780
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[b]	6,582,892

89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Illinois - 8.3% (continued)
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		5,606,408
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,886,364
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		2,014,084
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,849,935
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,689,384
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,987,347
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,419,533
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2035	5,000,000		5,417,640
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		763,314
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,660,465
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,959,934
Chicago II, GO, Ser. B	7.75	1/1/2042	1,272,000		1,456,507
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,853,539
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,265,426
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		4,597,792
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		4,028,852
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,898,110
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,726,700
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		7,978,105
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		11,957,797
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		17,210,832
Illinois, GO	5.50	5/1/2039	2,500,000		3,222,015
Illinois, GO	5.50	5/1/2030	2,500,000		3,322,047
Illinois, GO	5.50	7/1/2038	10,000,000		10,749,932
Illinois, GO	5.50	7/1/2033	2,500,000		2,694,398
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		17,583,558
Illinois, GO, Ser. A	5.00	3/1/2046	2,500,000		3,119,580
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,973,546
Illinois, GO, Ser. D	5.00	11/1/2028	5,000,000		6,108,878
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,475,684
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2047	3,715,000		3,896,846
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,669,040
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,379,586
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2023	535,000	[c]	580,038
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[d]	6,403,271
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2042	3,000,000		3,460,464
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	12/15/2047	2,000,000		2,282,546
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	6/15/2052	2,000,000		2,274,573
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	4.00	6/15/2050	2,000,000		2,277,474
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,453,968
				221,978,975

90

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Indiana - .4%
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,988,389
Indiana Finance Authority, Revenue Bonds (United States Steel) Ser. A	6.75	5/1/2039	1,000,000		1,340,277
Indiana Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		5,888,317
				10,216,983
Iowa - .0%
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2040	1,000,000		1,198,819
Kentucky - 1.1%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,689,337
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2027	10,000,000		12,194,688
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	10,000,000	[a]	11,236,932
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds (Downtown Crossing Project) Ser. A	5.75	7/1/2049	3,000,000		3,286,616
				30,407,573
Louisiana - .9%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[b]	3,681,384
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[b]	4,954,513
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group)	4.00	6/1/2050	2,750,000		3,176,790
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	4,000,000		4,268,941
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	2,000,000		2,310,110
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2024	500,000	[c]	576,056
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[b]	5,540,845
				24,508,639
Maine - .3%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.25	6/15/2034	1,000,000	[g]	550,000
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.38	12/15/2033	4,400,000	[b,g]	2,420,000
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		6,072,689
				9,042,689
Maryland - .0%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		899,310
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		241,336
				1,140,646
Massachusetts - 3.1%
Commonwealth of Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2040	2,500,000		3,041,623
Commonwealth of Massachusetts, GO, Refunding, Ser. D	4.00	11/1/2041	2,250,000		2,725,493
Commonwealth of Massachusetts, GO, Refunding, Ser. E	1.77	11/1/2032	90,000		90,948
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		831,376
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		846,441

91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Massachusetts - 3.1% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		6,499,278
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,604,688
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		6,473,123
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds Obligated Group)	5.13	11/15/2046	1,500,000	[b]	1,677,984
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,336,753
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		5,934,891
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare Obligated Group)	5.25	11/15/2023	4,370,000	[c]	4,854,795
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,198,917
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,500,000		1,656,068
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[b]	2,180,970
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[b]	3,274,929
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[b]	1,094,080
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,429,744
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		584,965
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,665,840
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. F3	0.02	7/1/2040	4,190,000	[e]	4,190,000
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	9,500,000		11,937,141
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		12,565,412
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,226
				81,745,685
Michigan - 2.0%
Detroit, GO	5.00	4/1/2034	1,000,000		1,187,717
Detroit, GO	5.00	4/1/2033	1,150,000		1,369,473
Detroit, GO	5.00	4/1/2035	1,660,000		1,967,903
Detroit, GO	5.00	4/1/2038	1,235,000		1,453,935
Detroit, GO	5.00	4/1/2036	1,200,000		1,418,664
Detroit, GO	5.00	4/1/2029	1,000,000		1,209,195
Detroit, GO	5.00	4/1/2028	900,000		1,095,503
Detroit, GO	5.00	4/1/2030	700,000		841,137
Detroit, GO	5.00	4/1/2032	850,000		1,013,670
Detroit, GO	5.00	4/1/2031	1,000,000		1,196,059
Detroit, GO, Ser. A	5.00	4/1/2050	2,000,000		2,451,810
Detroit, GO, Ser. A	5.00	4/1/2046	1,250,000		1,538,055
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		11,172,275
Grand Traverse County Hospital Finance Authority, Revenue Bonds, Refunding (Munson Healthcare Obligated Group) (LOC; PNC Bank NA) Ser. C	0.01	7/1/2041	1,800,000	[e]	1,800,000

92

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Michigan - 2.0% (continued)
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.38	10/15/2021	3,000,000	[c]	3,018,929
Michigan Building Authority, Revenue Bonds, Refunding, Ser. II	2.71	10/15/2040	5,000,000		5,015,811
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Obligated Group)	5.00	8/1/2032	2,000,000		2,264,531
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2049	4,000,000		4,674,405
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2038	1,500,000		1,829,665
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	2,100,000		2,541,684
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2037	900,000		1,183,607
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2039	850,000		1,110,031
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2035	1,050,000		1,390,966
Western Michigan University, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2036	325,000		428,801
				53,173,826
Minnesota - .4%
Forest Lake, Revenue Bonds, Refunding (North Lakes Academy Project)	5.00	7/1/2056	4,000,000		4,456,492
Minneapolis, Revenue Bonds, Refunding (Fairview Health Services Obligated Group) (LOC; Wells Fargo Bank NA) Ser. C	0.02	11/15/2048	100,000	[e]	100,000
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		6,597,967
				11,154,459
Mississippi - .1%
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,837,844
Missouri - .1%
The Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Ser. B	0.01	2/15/2033	3,100,000	[e]	3,100,000
Nebraska - .9%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	10,000,000	[a]	11,313,367
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		12,302,154
Saline County Hospital Authority No. 1, Revenue Bonds, Refunding (Bryan Medical Center Obligated Group) (LOC; U.S. Bank NA) Ser. C	0.01	6/1/2031	300,000	[e]	300,000
				23,915,521
Nevada - .5%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		892,590
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2038	1,700,000		2,032,966
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		1,019,026
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		3,577,666
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[b]	5,277,971
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,471,653	[b]	1,459,508
				14,259,727
New Jersey - 4.9%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2030	3,250,000		4,024,343
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	2,500,000		3,125,176
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2029	5,000,000		6,512,155
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[b]	790,518
93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New Jersey - 4.9% (continued)
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[b]	1,208,137
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/2034	5,325,000		5,909,364
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	5,500,000		6,127,251
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2026	2,500,000		2,585,800
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) (Insured; Assured Guaranty Municipal Corp.) Ser. PP	5.00	6/15/2029	13,000,000		14,642,762
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		2,990,878
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Peter's University Hospital Obligated Group)	6.25	7/1/2035	1,500,000		1,504,983
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2030	1,500,000		1,783,892
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,744,964
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2042	3,000,000		3,441,059
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/15/2041	3,000,000		3,452,705
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,567,783
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		17,884,305
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,371,141
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2045	5,000,000		5,812,272
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	4.00	6/15/2050	5,000,000		5,783,084
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. B	2.78	1/1/2040	2,000,000		2,032,936
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	5,000,000		5,884,250
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2042	4,000,000		4,776,224
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,781,544
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,494,685
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,605,182
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		8,718,244
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		6,123,274
				129,678,911
New York - 14.9%
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2041	1,200,000	[b]	1,400,860
Build New York City Resource Corp., Revenue Bonds (Hellenic Classical Charter Schools) Ser. A	5.00	12/1/2051	1,450,000	[b]	1,669,572
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[b]	570,013
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[b]	791,425
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[b]	1,118,192
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2056	450,000		492,700

94

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New York - 14.9% (continued)
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2051	690,000		758,563
Build New York City Resource Corp., Revenue Bonds (NY Preparatory Charter School Project) Ser. A	4.00	6/15/2041	525,000		586,687
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	2.50	6/15/2031	250,000	[b]	251,511
Build New York City Resource Corp., Revenue Bonds (Shefa School Project) Ser. A	5.00	6/15/2051	1,250,000	[b]	1,485,101
Hudson Yards Infrastructure Corp., Revenue Bonds	5.75	2/15/2047	1,645,000		1,652,431
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond)	4.00	11/15/2045	1,630,000		1,879,210
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	4.75	11/15/2045	10,000,000		12,106,297
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		7,339,793
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		13,835,869
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,371,435
New York City, GO (LOC; Mizuho Bank) Ser. A3	0.01	10/1/2040	10,100,000	[e]	10,100,000
New York City, GO (LOC; TD Bank NA) Ser. D4	0.01	8/1/2040	1,600,000	[e]	1,600,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.01	4/1/2038	5,225,000	[e]	5,225,000
New York City, GO, Refunding (LOC; TD Bank NA) Ser. I4	0.01	4/1/2036	4,000,000	[e]	4,000,000
New York City, GO, Refunding Ser. D	1.82	8/1/2030	5,000,000		5,017,846
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,584,760
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,814,533
New York City, GO, Ser. A2	0.01	10/1/2038	4,700,000	[e]	4,700,000
New York City, GO, Ser. AA1	4.00	8/1/2038	5,000,000		5,941,282
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		3,207,003
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,436,255
New York City, GO, Ser. B1	5.00	10/1/2043	4,000,000		5,049,294
New York City, GO, Ser. F1	3.00	3/1/2041	7,800,000		8,436,139
New York City, GO, Ser. F1	4.00	3/1/2047	3,000,000		3,514,467
New York City Industrial Development Agency, Revenue Bonds (LOC; Bank of America NA) Ser. B	0.01	5/1/2033	500,000	[e]	500,000
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2039	2,285,000		2,503,942
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2037	2,250,000		2,483,332
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2046	5,000,000		5,346,437
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	1/1/2040	1,750,000		1,911,537
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	3.00	3/1/2036	2,500,000		2,761,774
New York City Industrial Development Agency, Revenue Bonds, Refunding (Yankee Stadium Project) (Insured; Assured Guaranty Municipal Corp.)	4.00	3/1/2045	5,000,000		5,860,581
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2042	5,000,000		5,935,659
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,469,647
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2041	5,000,000		5,953,010
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2045	3,500,000		4,122,211
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2039	5,000,000		5,983,378
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,795,195

95

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New York - 14.9% (continued)
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2035	10,000,000		12,832,572
New York City Transitional Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Bank) Ser. D3	0.01	2/1/2044	11,000,000	[e]	11,000,000
New York City Transitional Finance Authority, Revenue Bonds (LOC; Sumitomo Mitsui Banking) Ser. C5	0.02	11/1/2041	1,000,000	[e]	1,000,000
New York City Transitional Finance Authority, Revenue Bonds (SPA; JPMorgan Chase Bank NA) Ser. A4	0.01	8/1/2045	1,500,000	[e]	1,500,000
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	4.00	7/15/2037	2,500,000		2,940,718
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	5.00	7/15/2033	3,250,000		4,112,384
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	4.00	8/1/2041	5,000,000		5,832,070
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.01	6/15/2035	5,400,000	[e]	5,400,000
New York City Water & Sewer System, Revenue Bonds, Refunding Ser. DD-3B	0.01	6/15/2043	500,000	[e]	500,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA5	0.01	6/15/2048	1,900,000	[e]	1,900,000
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,918,424
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.75	11/15/2051	5,000,000		5,057,360
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	3/15/2044	2,000,000		2,047,962
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower)	2.80	9/15/2069	4,000,000		4,160,762
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[b]	5,528,579
New York Liberty Development Corp., Revenue Bonds, Refunding (Green Bonds) Ser. A	3.00	11/15/2051	5,000,000		5,172,886
New York State Dormitory Authority, Revenue Bonds (Columbia University) Ser. A	5.00	10/1/2048	2,000,000		3,139,046
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	8/1/2043	750,000		864,649
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2042	5,500,000		7,025,478
New York State Dormitory Authority, Revenue Bonds (Northern Westchester Hospital Association) (LOC; TD Bank NA)	0.02	11/1/2034	400,000	[e]	400,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		530,591
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	5.00	2/15/2028	14,510,000		18,504,189
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2049	10,000,000		11,707,500
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. A	4.00	3/15/2045	2,500,000		2,934,247
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	3.00	3/15/2040	5,000,000		5,400,776
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	4.38	10/1/2045	5,000,000		5,940,774
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2035	8,000,000		10,184,172
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	10/1/2040	5,000,000		6,282,343
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		3,025,942

96

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
New York - 14.9% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,850,482
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	2.25	8/1/2026	1,000,000		1,033,471
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines)	3.00	8/1/2031	1,000,000		1,086,689
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	4.00	12/1/2039	2,000,000		2,322,265
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	400,000		514,115
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2037	700,000		897,005
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport) Ser. A	5.25	8/1/2031	1,645,000		1,982,545
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Airport) Ser. A	5.38	8/1/2036	1,000,000		1,278,037
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		4,542,978
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	4.00	7/1/2039	750,000		807,092
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2039	2,250,000		2,697,786
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2040	1,620,000		1,938,089
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2037	3,000,000		3,615,626
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222	4.00	7/15/2038	2,500,000		3,005,437
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2030	1,675,000		2,229,073
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2028	3,250,000		4,153,429
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 226	5.00	10/15/2027	3,500,000		4,377,650
Triborough Bridge & Tunnel Authority, Revenue Bonds (LOC; Bank of America NA) Ser. B1	0.01	1/1/2033	500,000	[e]	500,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; Citibank NA) Ser. F	0.01	11/1/2032	330,000	[e]	330,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[d]	4,194,411
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	4.00	5/15/2046	4,000,000		4,742,867
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	5,000,000		6,433,668
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[d]	4,325,161
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[d]	1,873,772
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		2,057,221
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2051	4,000,000		5,155,176
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	3,500,000		4,503,587
				397,853,997
North Carolina - .9%
North Carolina, Revenue Bonds, Ser. B	4.00	5/1/2035	3,250,000		4,002,186
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,889,384
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		6,261,210

97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
North Carolina - .9% (continued)
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2038	755,000		1,013,551
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2037	750,000		1,009,550
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2040	750,000		1,001,637
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2039	750,000		1,004,017
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2034	1,000,000		1,358,196
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2035	750,000		1,016,374
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2036	750,000		1,012,875
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Monroe Expressway System)	5.00	7/1/2041	1,000,000		1,331,637
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds, Refunding (Atrium Health Obligated Group) (LOC; Royal Bank of Canada) Ser. E	0.01	1/15/2042	3,800,000	[e]	3,800,000
				24,700,617
Ohio - 2.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	16,500,000		19,200,943
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,890,402
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,781,220
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,892,351
Franklin County, Revenue Bonds, Ser. A	4.00	12/1/2049	2,500,000		2,921,503
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	9,350,000		12,247,091
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	3.00	8/1/2040	1,600,000		1,750,349
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2051	1,000,000		1,185,869
Montgomery County, Revenue Bonds, Refunding (Kettering Health Network Obligated Group)	4.00	8/1/2041	500,000		602,513
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,271,031
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,425,852
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[b]	2,902,916
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	5.70	2/15/2034	3,000,000	[h]	3,786,780
Southern Ohio Port Authority, Revenue Bonds (PureCycle Project) Ser. A	7.00	12/1/2042	4,000,000	[b]	4,658,558
				61,517,378
Oregon - 1.0%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2027	1,275,000		1,597,498
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2022	1,745,000		1,812,504
Oregon, GO, Refunding	0.01	6/1/2041	2,550,000	[e]	2,550,000
Oregon, GO, Refunding, Ser. M	0.01	12/1/2044	1,600,000	[e]	1,600,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[b,g]	430,000
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[b,g]	430,000

98

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Oregon - 1.0% (continued)
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[g]	215,000
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2032	2,700,000	[h]	3,588,911
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2031	2,500,000	[h]	3,337,245
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2033	2,200,000	[h]	2,914,422
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2035	2,425,000	[h]	3,185,403
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2034	3,000,000	[h]	3,948,977
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[b]	849,305
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[b]	855,308
				27,314,573
Pennsylvania - 2.0%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		2,174,102
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		2,135,494
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,299,973
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		4,922,705
Delaware Valley Regional Finance Authority, Revenue Bonds, Refunding (LOC; TD Bank NA)	0.02	11/1/2055	1,100,000	[e]	1,100,000
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		4,690,684
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,760,539
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,767,567
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2051	700,000		761,072
Latrobe Industrial Development Authority, Revenue Bonds, Refunding (Seton Hill University)	4.00	3/1/2046	685,000		746,848
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		2,012,303
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[b,g]	1,770,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	3.00	12/1/2051	8,000,000		8,545,890
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2051	8,000,000		9,475,282
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	4.00	12/1/2051	5,000,000		5,861,369
				54,023,828
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,250,043
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		8,071,280
				9,321,323
South Carolina - .1%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,376,332

99

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Tennessee - .4%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.02	11/1/2035	2,300,000	[e]	2,300,000
New Memphis Arena Public Building Authority, Revenue Bonds	4.00	4/1/2031	750,000	[h]	800,009
New Memphis Arena Public Building Authority, Revenue Bonds (Memphis Project)	0.00	4/1/2032	775,000	[d]	648,665
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.00	11/1/2031	5,000,000	[a]	6,681,230
				10,429,904
Texas - 9.3%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,268,595
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,541,462
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2046	860,000		941,529
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2041	610,000		672,199
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding, Ser. A	4.00	8/15/2036	330,000		366,201
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		1,016,685
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		2,093,744
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		1,118,681
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		15,784,828
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		1,952,762
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2046	1,500,000		1,747,732
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2040	7,300,000		8,413,994
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. B	4.00	1/1/2051	4,255,000		4,979,758
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. E	5.00	1/1/2045	1,250,000		1,565,932
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	6,000,000	[c]	6,279,910
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	16,235,000		18,230,958
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,847,458
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,647,808
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		3,023,278
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	5.00	12/1/2045	3,855,000		4,285,318
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	18,000,000		20,949,799
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2034	6,500,000		8,024,281
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2035	5,000,000		6,159,777
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	4.00	11/1/2045	2,000,000		2,383,373
Dallas Fort Worth International Airport, Revenue Bonds, Ser. H	5.00	11/1/2021	7,500,000	[c]	7,559,065
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		5,058,723
Danbury Higher Education Authority, Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,295,173

100

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Texas - 9.3% (continued)
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		5,809,839
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		6,189,615
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	10/1/2023	4,500,000	[c]	4,999,919
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.20	10/1/2031	2,000,000	[h]	2,335,474
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.40	10/1/2033	2,500,000	[h]	2,925,739
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	5.45	10/1/2034	2,235,000	[h]	2,613,350
Houston Airport System, Revenue Bonds (United Airlines) Ser. A	4.00	7/15/2041	1,000,000		1,090,104
Houston Airport System, Revenue Bonds (United Airlines) Ser. A	4.00	7/1/2041	1,250,000		1,362,125
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,193,214
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,192,303
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,193,198
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[b]	3,422,390
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[b]	851,161
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[b]	1,130,482
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,431,814
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/2/2038	5,000,000		5,909,827
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	3.00	1/1/2046	5,000,000		5,307,314
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	4.00	1/1/2041	2,000,000		2,383,796
Port Beaumont Navigation District, Revenue Bonds	2.75	1/1/2036	1,000,000	[b]	1,004,486
Port Beaumont Navigation District, Revenue Bonds	2.88	1/1/2041	1,000,000	[b]	1,003,794
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	3.63	1/1/2035	1,500,000	[b]	1,551,777
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[b]	1,552,539
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		1,093,806
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		8,226,395
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Care Project) (LOC; TD Bank NA)	0.01	11/15/2050	3,200,000	[e]	3,200,000
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Methodist Hospitals of Dallas Obligated Group) (LOC; TD Bank NA) Ser. B	0.02	10/1/2041	900,000	[e]	900,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2032	1,500,000		2,036,272
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2031	1,700,000		2,276,082
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, Refunding	5.00	12/15/2030	2,000,000		2,637,897
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,126,535
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,624,534
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		11,305,158
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,775,793

101

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Texas - 9.3% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,600,000		1,894,180
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,500,000		1,770,276
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2037	1,250,000		1,490,157
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2036	3,100,000		3,707,472
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2037	1,250,000		1,490,157
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2038	2,000,000		2,376,109
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2038	2,000,000		2,376,109
Texas Transportation Commission, Revenue Bonds	5.00	8/1/2057	2,000,000		2,339,302
				248,309,517
U.S. Related - 4.3%
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	2,000,000		2,198,931
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	2,000,000		2,202,408
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	1,000,000		1,088,357
Antonio B. Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	1,000,000		1,084,738
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,729,093
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2036	1,750,000		2,052,109
Guam, Revenue Bonds, Refunding, Ser. F	4.00	1/1/2042	2,250,000		2,570,962
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,452,131
Puerto Rico, GO, Refunding Ser. A	8.00	7/1/2035	10,000,000	[g]	8,512,500
Puerto Rico, GO, Refunding, Ser. A	5.00	7/1/2041	2,500,000	[g]	2,146,875
Puerto Rico, GO, Ser. A	5.00	7/1/2027	2,555,000	[g]	2,404,894
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	7,500,000	[b]	9,101,032
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	15,000,000	[b]	18,990,580
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2035	5,000,000	[b]	6,203,479
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.25	7/1/2042	2,000,000		2,083,769
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.75	7/1/2037	2,500,000		2,615,079
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[g]	1,860,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[g]	9,587,500
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	4,470,964		4,202,706
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[g]	117,425
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[g]	58,713
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[g]	64,050
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[g]	64,050
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	500,000	[g]	200,000

102

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
U.S. Related - 4.3% (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[d]	403,826
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[d]	340,354
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[d]	422,958
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[d]	1,056,629
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[d]	1,783,632
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[d]	366,483
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	185,000	[d]	178,717
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,772,921
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		239,350
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,746,357
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		10,169,476
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,400,887
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		71,254
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		969,299
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000		2,245,824
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000		1,480,917
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	6.75	10/1/2037	1,250,000		1,260,938
				113,501,203
Utah - .7%
Mida Mountain Village Public Infrastructure District, Special Assessment Bonds (Mountain Village Assignment Area #2)	4.00	8/1/2050	2,000,000	[b]	2,114,855
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2052	2,000,000		2,076,305
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2041	1,500,000		1,575,430
Military Installation Development Authority, Revenue Bonds, Ser. A1	4.00	6/1/2036	1,000,000		1,064,044
Salt Lake City, Revenue Bonds, Ser. A	4.00	7/1/2041	3,000,000		3,553,412
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000		747,354
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000		1,367,486
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	4.00	5/15/2043	2,750,000		3,260,708
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2050	3,000,000		3,805,329
				19,564,923
Virginia - 2.7%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000		5,890,298
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	4.88	7/15/2040	2,000,000	[h]	2,201,180
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000		3,550,927
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000		10,071,374
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000		4,352,692
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,510,000		7,626,426
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	12,395,000		12,587,275
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.25	1/1/2032	4,000,000		4,157,595
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	6.00	1/1/2037	1,665,000		1,742,511
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000		5,421,974
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000		4,795,014

103

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Virginia - 2.7% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2051	2,750,000		3,119,682
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2045	3,000,000		3,425,090
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (National Senior Campuses Inc Obligated Group) Ser. A	4.00	1/1/2040	3,000,000		3,456,618
				72,398,656
Washington - .7%
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2035	1,250,000		1,640,436
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2034	1,250,000		1,643,978
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Fred Hutchinson Cancer Research Center) Ser. C, 1 Month MUNIPSA +1.05%	1.07	7/3/2023	7,965,000	[a,f]	8,016,758
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2040	1,000,000	[b]	1,195,569
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2045	1,200,000	[b]	1,405,106
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	12/1/2048	1,000,000	[b]	1,165,490
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2050	1,000,000		1,148,635
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2050	1,500,000		1,913,893
				18,129,865
West Virginia - .8%
West Virginia, GO, Ser. B	5.00	6/1/2041	10,000,000		12,491,990
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	[a]	1,096,847
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,852,111
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000		1,786,194
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (LOC; TD Bank NA) Ser. C	0.02	6/1/2034	5,260,000	[e]	5,260,000
				22,487,142
Wisconsin - 1.3%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[b]	2,008,040
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[b]	4,491,864
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		4,020,656
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,165,811
Public Finance Authority, Revenue Bonds (Sky Harbour Capital Obligated Group)	4.25	7/1/2054	2,500,000		2,562,278
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[b]	2,595,540
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center)	4.00	6/1/2045	6,515,000		7,601,836
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[d]	1,662,092
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[d]	3,952,401

104

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.9% (continued)
Wisconsin - 1.3% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000	5,332,603
				35,393,121
Total Long-Term Municipal Investments (cost $2,533,074,661)			2,750,137,545
Total Investments (cost $2,561,074,661)			104.0%	2,779,329,489
Liabilities, Less Cash and Receivables			(4.0%)	(107,266,915)
Net Assets			100.0%	2,672,062,574

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $292,174,050 or 10.93% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing—security in default.

h Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited) †	Value (%)
General	18.2
Education	15.5
Transportation	14.3
General Obligation	11.7
Medical	9.1
Development	6.9
Airport	5.7
School District	4.7
Prerefunded	2.9
Water	2.7
Housing	2.6
Tobacco Settlement	2.5
Multifamily Housing	2.3
Nursing Homes	2.2
Power	2.1
Special Tax	.3
Utilities	.1
Pollution	.1
Facilities	.1
104.0

† Based on net assets.

See notes to financial statements.

105

STATEMENTS OF FUTURES

August 31, 2021

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	300	12/21/2021	39,993,723	40,035,939	(42,216)
Ultra 10 Year U.S. Treasury Notes	175	12/21/2021	25,895,831	25,902,735	(6,904)
Gross Unrealized Depreciation				(49,120)

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	25	12/21/2021	3,332,810	3,336,328	(3,518)
Gross Unrealized Depreciation				(3,518)

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	17	12/21/2021	2,266,311	2,268,703	(2,392)
Gross Unrealized Depreciation				(2,392)

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	28	12/21/2021	3,732,748	3,736,688	(3,940)
Ultra 10 Year U.S. Treasury Notes	8	12/21/2021	1,183,809	1,184,125	(316)
Gross Unrealized Depreciation				(4,256)

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	50	12/21/2021	6,665,621	6,672,657	(7,036)
U.S. Treasury Long Bond	100	12/21/2021	16,325,590	16,296,875	28,715
U.S. Treasury Ultra Long Bond	625	12/21/2021	123,499,781	123,300,781	199,000
Ultra 10 Year U.S. Treasury Notes	625	12/21/2021	92,485,113	92,509,769	(24,656)
Gross Unrealized Appreciation				227,715
Gross Unrealized Depreciation				(31,692)

See notes to financial statements.

106

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

107

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2021

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,981,591,371	978,237,347	203,186,858	361,993,682
Interest receivable	29,182,678	7,799,017	2,067,115	3,017,808
Receivable for shares of Beneficial Interest subscribed	10,221,661	1,746,664	188,648	1,112,560
Receivable for investment securities sold	8,385,473	14,265,078	-	-
Cash collateral held by broker—Note 4	886,250	-	38,125	25,925
Receivable for futures variation margin—Note 4	69,919	-	1,953	1,328
Prepaid expenses	34,804	29,109	22,958	22,731
	3,030,372,156	1,002,077,215	205,505,657	366,174,034
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,178,029	334,454	105,611	154,129
Cash overdraft due to Custodian	3,932,601	682,049	253,911	460,623
Payable for investment securities purchased	187,633,797	87,325,395	9,572,959	11,835,737
Payable for shares of Beneficial Interest redeemed	2,099,463	858,017	103,245	32,171
Trustees’ fees and expenses payable	36,760	25,995	4,969	8,305
Other accrued expenses	143,120	90,144	61,201	67,457
	195,023,770	89,316,054	10,101,896	12,558,422
Net Assets ($)	2,835,348,386	912,761,161	195,403,761	353,615,612
Composition of Net Assets ($):
Paid-in capital	2,644,877,903	901,680,808	182,209,598	333,503,898
Total distributable earnings (loss)	190,470,483	11,080,353	13,194,163	20,111,714
Net Assets ($)	2,835,348,386	912,761,161	195,403,761	353,615,612
† Investments at cost ($)	2,804,754,912	967,031,076	190,926,265	342,042,903
Net Asset Value Per Share
Class M
Net Assets ($)	2,740,368,037	894,026,759	186,186,169	341,935,216
Shares Outstanding	192,519,959	69,080,838	14,674,272	25,810,940
Net Asset Value Per Share ($)	14.23	12.94	12.69	13.25
Investor Shares
Net Assets ($)	94,980,349	18,734,402	9,217,592	11,680,396
Shares Outstanding	6,680,813	1,448,543	727,434	881,927
Net Asset Value Per Share ($)	14.22	12.93	12.67	13.24

See notes to financial statements.

108

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	172,680,487	2,779,329,489
Interest receivable	1,586,765	23,925,161
Receivable for shares of Beneficial Interest subscribed	320,057	5,649,368
Cash collateral held by broker—Note 4	62,300	6,020,000
Receivable for futures variation margin—Note 4	4,312	883,981
Receivable for investment securities sold	-	11,768,158
Prepaid expenses	18,784	37,134
	174,672,705	2,827,613,291
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	79,685	1,453,325
Cash overdraft due to Custodian	143,891	4,193,033
Payable for investment securities purchased	10,752,063	149,027,842
Trustees’ fees and expenses payable	3,731	54,802
Payable for shares of Beneficial Interest redeemed	3,537	660,962
Other accrued expenses	58,679	160,753
	11,041,586	155,550,717
Net Assets ($)	163,631,119	2,672,062,574
Composition of Net Assets ($):
Paid-in capital	153,390,773	2,450,949,166
Total distributable earnings (loss)	10,240,346	221,113,408
Net Assets ($)	163,631,119	2,672,062,574
† Investments at cost ($)	163,910,495	2,561,074,661
Net Asset Value Per Share
Class M
Net Assets ($)	152,246,081	2,568,933,036
Shares Outstanding	13,214,860	182,160,901
Net Asset Value Per Share ($)	11.52	14.10
Investor Shares
Net Assets ($)	11,385,038	103,129,538
Shares Outstanding	987,617	7,309,468
Net Asset Value Per Share ($)	11.53	14.11

See notes to financial statements.

109

STATEMENTS OF OPERATIONS

Year Ended August 31, 2021

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	67,480,052	15,784,644	5,142,252	8,132,458
Expenses:
Investment advisory fee—Note 3(a)	9,650,168	3,484,255	992,455	1,183,204
Administration fee—Note 3(a)	3,403,322	1,229,252	245,026	417,269
Trustees’ fees and expenses—Note 3(c)	232,694	91,650	17,902	30,547
Shareholder servicing costs—Note 3(b)	197,637	39,907	23,123	26,333
Loan commitment fees—Note 2	116,224	44,476	8,510	14,099
Professional fees	96,974	59,442	41,517	49,577
Registration fees	68,847	42,377	32,525	32,978
Custodian fees—Note 3(b)	61,952	30,337	9,547	12,048
Chief Compliance Officer fees—Note 3(b)	14,319	14,319	14,319	14,319
Prospectus and shareholders’ reports	11,639	11,651	10,257	11,102
Miscellaneous	133,869	74,724	39,910	50,469
Total Expenses	13,987,645	5,122,390	1,435,091	1,841,945
Less—reduction in expenses due to undertakings—Note 3(a)	-	(262,618)	(97,822)	-
Net Expenses	13,987,645	4,859,772	1,337,269	1,841,945
Investment Income—Net	53,492,407	10,924,872	3,804,983	6,290,513
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	16,386,845	2,720,227	957,839	410,855
Net realized gain (loss) on futures	(991,466)	-	(43,898)	(29,851)
Net Realized Gain (Loss)	15,395,379	2,720,227	913,941	381,004
Net change in unrealized appreciation (depreciation) on investments	21,757,720	(3,117,075)	927,166	2,846,795
Net change in unrealized appreciation (depreciation) on futures	(49,120)	-	(3,518)	(2,392)
Net Change in Unrealized Appreciation (Depreciation)	21,708,600	(3,117,075)	923,648	2,844,403
Net Realized and Unrealized Gain (Loss) on Investments	37,103,979	(396,848)	1,837,589	3,225,407
Net Increase in Net Assets Resulting from Operations	90,596,386	10,528,024	5,642,572	9,515,920

See notes to financial statements.

110

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Income:
Interest	3,987,655	81,029,938
Cash dividends from unaffiliated issuers	-	3,216
Total Income	3,987,655	81,033,154
Expenses:
Investment advisory fee—Note 3(a)	826,021	12,432,129
Administration fee—Note 3(a)	203,932	3,068,466
Professional fees	45,128	90,084
Registration fees	31,603	101,001
Shareholder servicing costs—Note 3(b)	27,696	194,071
Trustees’ fees and expenses—Note 3(c)	15,244	221,159
Chief Compliance Officer fees—Note 3(b)	14,319	14,319
Prospectus and shareholders’ reports	11,386	14,188
Custodian fees—Note 3(b)	8,119	62,376
Loan commitment fees—Note 2	6,864	101,337
Miscellaneous	33,071	145,401
Total Expenses	1,223,383	16,444,531
Less—reduction in expenses due to undertakings—Note 3(a)	(214,659)	-
Net Expenses	1,008,724	16,444,531
Investment Income—Net	2,978,931	64,588,623
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,856,904	14,394,618
Net realized gain (loss) on futures	(85,258)	6,358,127
Net Realized Gain (Loss)	1,771,646	20,752,745
Net change in unrealized appreciation (depreciation) on investments	1,769,951	81,937,858
Net change in unrealized appreciation (depreciation) on futures	(4,256)	(191,469)
Net Change in Unrealized Appreciation (Depreciation)	1,765,695	81,746,389
Net Realized and Unrealized Gain (Loss) on Investments	3,537,341	102,499,134
Net Increase in Net Assets Resulting from Operations	6,516,272	167,087,757

See notes to financial statements.

111

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	53,492,407	55,749,161	10,924,872	14,605,823
Net realized gain (loss) on investments	15,395,379	5,826,617	2,720,227	(109,368)
Net change in unrealized appreciation (depreciation) on investments	21,708,600	(80,504)	(3,117,075)	2,123,814
Net Increase (Decrease) in Net Assets Resulting from Operations	90,596,386	61,495,274	10,528,024	16,620,269
Distributions ($):
Distributions to shareholders:
Class M	(61,356,523)	(54,343,427)	(10,757,625)	(14,240,637)
Investor Shares	(1,590,505)	(1,176,041)	(135,076)	(161,043)
Total Distributions	(62,947,028)	(55,519,468)	(10,892,701)	(14,401,680)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	544,770,811	593,798,573	278,287,755	317,647,923
Investor Shares	73,572,140	61,288,554	20,515,295	21,706,222
Distributions reinvested:
Class M	9,802,822	6,946,978	1,558,087	2,364,760
Investor Shares	1,267,171	939,762	117,542	131,518
Cost of shares redeemed:
Class M	(426,063,826)	(520,202,802)	(429,297,186)	(407,844,215)
Investor Shares	(44,604,545)	(49,889,531)	(15,861,368)	(22,513,065)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	158,744,573	92,881,534	(144,679,875)	(88,506,857)
Total Increase (Decrease) in Net Assets	186,393,931	98,857,340	(145,044,552)	(86,288,268)
Net Assets ($):
Beginning of Period	2,648,954,455	2,550,097,115	1,057,805,713	1,144,093,981
End of Period	2,835,348,386	2,648,954,455	912,761,161	1,057,805,713
Capital Share Transactions (Shares):
Class Ma
Shares sold	38,475,024	42,676,595	21,492,507	24,690,689
Shares issued for distributions reinvested	691,859	499,405	120,327	183,815
Shares redeemed	(30,095,486)	(37,734,967)	(33,141,047)	(31,785,268)
Net Increase (Decrease) in Shares Outstanding	9,071,397	5,441,033	(11,528,213)	(6,910,764)
Investor Shares[a]
Shares sold	5,200,896	4,432,411	1,585,385	1,688,381
Shares issued for distributions reinvested	89,548	67,624	9,083	10,233
Shares redeemed	(3,151,307)	(3,608,651)	(1,225,052)	(1,752,210)
Net Increase (Decrease) in Shares Outstanding	2,139,137	891,384	369,416	(53,596)

[a]

During the period ended August 31, 2021, 5,031,030 Class M shares representing $71,253,580 were exchanged for 5,037,123 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,477,553 Class M shares representing $19,132,457 were exchanged for 1,478,514 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2020, 4,344,362 Class M shares representing $60,149,605 were exchanged for 4,349,296 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,678,512 Class M shares representing $21,592,194 were exchanged for 1,679,735 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

112

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	3,804,983	4,091,110	6,290,513	6,615,075
Net realized gain (loss) on investments	913,941	1,509,988	381,004	(148,475)
Net change in unrealized appreciation (depreciation) on investments	923,648	(787,605)	2,844,403	(452,399)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,642,572	4,813,493	9,515,920	6,014,201
Distributions ($):
Distributions to shareholders:
Class M	(4,824,864)	(4,275,227)	(6,095,786)	(6,470,141)
Investor Shares	(212,120)	(171,460)	(167,310)	(152,559)
Total Distributions	(5,036,984)	(4,446,687)	(6,263,096)	(6,622,700)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	30,418,656	24,928,156	56,685,575	52,136,749
Investor Shares	1,666,168	7,910,815	5,551,289	6,355,651
Distributions reinvested:
Class M	662,644	308,830	756,338	893,098
Investor Shares	167,993	135,275	136,452	115,344
Cost of shares redeemed:
Class M	(29,334,430)	(33,367,972)	(31,020,928)	(56,496,839)
Investor Shares	(1,898,486)	(6,930,612)	(2,354,941)	(5,588,211)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,682,545	(7,015,508)	29,753,785	(2,584,208)
Total Increase (Decrease) in Net Assets	2,288,133	(6,648,702)	33,006,609	(3,192,707)
Net Assets ($):
Beginning of Period	193,115,628	199,764,330	320,609,003	323,801,710
End of Period	195,403,761	193,115,628	353,615,612	320,609,003
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,404,963	1,985,576	4,293,054	4,012,995
Shares issued for distributions reinvested	52,349	24,730	57,311	68,785
Shares redeemed	(2,318,903)	(2,676,204)	(2,350,322)	(4,391,336)
Net Increase (Decrease) in Shares Outstanding	138,409	(665,898)	2,000,043	(309,556)
Investor Shares[a]
Shares sold	131,546	631,315	420,939	490,773
Shares issued for distributions reinvested	13,293	10,821	10,340	8,870
Shares redeemed	(150,010)	(549,728)	(178,669)	(437,604)
Net Increase (Decrease) in Shares Outstanding	(5,171)	92,408	252,610	62,039

[a]

During the period ended August 31, 2021, 108,560 Class M shares representing $1,377,595 were exchanged for 108,721 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 444,147 Class M shares representing $5,865,619 were exchanged for 444,366 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2020, 493,214 Class M shares representing $6,169,658 were exchanged for 493,937 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 474,059 Class M shares representing $6,138,777 were exchanged for 474,222 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

113

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	2,978,931	3,359,944	64,588,623	59,894,703
Net realized gain (loss) on investments	1,771,646	987,898	20,752,745	6,957,290
Net change in unrealized appreciation (depreciation) on investments	1,765,695	(2,363,235)	81,746,389	(20,606,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,516,272	1,984,607	167,087,757	46,245,063
Distributions ($):
Distributions to shareholders:
Class M	(3,868,766)	(4,115,366)	(62,715,700)	(58,327,439)
Investor Shares	(240,477)	(272,804)	(1,816,499)	(1,673,386)
Total Distributions	(4,109,243)	(4,388,170)	(64,532,199)	(60,000,825)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	20,363,842	21,402,720	608,196,308	571,583,571
Investor Shares	2,561,074	647,951	73,190,503	50,804,622
Distributions reinvested:
Class M	807,107	813,133	15,673,056	16,700,188
Investor Shares	224,304	248,227	1,590,066	1,458,998
Cost of shares redeemed:
Class M	(21,667,418)	(18,047,195)	(341,660,326)	(307,516,025)
Investor Shares	(2,064,252)	(1,270,389)	(29,869,689)	(58,938,257)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	224,657	3,794,447	327,119,918	274,093,097
Total Increase (Decrease) in Net Assets	2,631,686	1,390,884	429,675,476	260,337,335
Net Assets ($):
Beginning of Period	160,999,433	159,608,549	2,242,387,098	1,982,049,763
End of Period	163,631,119	160,999,433	2,672,062,574	2,242,387,098
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,782,978	1,891,409	43,938,972	43,651,354
Shares issued for distributions reinvested	70,718	71,778	1,129,850	1,244,694
Shares redeemed	(1,892,268)	(1,595,204)	(24,688,319)	(23,200,225)
Net Increase (Decrease) in Shares Outstanding	(38,572)	367,983	20,380,503	21,695,823
Investor Shares[a]
Shares sold	223,015	57,683	5,269,841	3,791,135
Shares issued for distributions reinvested	19,634	21,920	114,306	108,506
Shares redeemed	(179,959)	(112,597)	(2,157,144)	(4,454,828)
Net Increase (Decrease) in Shares Outstanding	62,690	(32,994)	3,227,003	(555,187)

[a]

During the period ended August 31, 2021, 219,587 Class M shares representing $2,521,027 were exchanged for 219,528 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 3,747,468 Class M shares representing $51,879,722 were exchanged for 3,745,686 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2020, 42,589 Class M shares representing $473,037 were exchanged for 42,551 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 3,049,545 Class M shares representing $40,913,771 were exchanged for 3,047,777 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

114

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2021	2020	2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	14.09	14.04	13.29	13.64		14.00
Investment Operations:
Investment income—net[a]	.28	.30	.33	.34		.34
Net realized and unrealized gain (loss) on investments	.19	.05	.75	(.35)		(.27)
Total from Investment Operations	.47	.35	1.08	(.01)		.07
Distributions:
Dividends from investment income—net	(.28)	(.30)	(.33)	(.34)		(.34)
Dividends from net realized gain on investments	(.05)	-	-	(.00)	[b]	(.09)
Total Distributions	(.33)	(.30)	(.33)	(.34)		(.43)
Net asset value, end of period	14.23	14.09	14.04	13.29		13.64
Total Return (%)	3.34	2.54	8.26	(.05)		.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50		.50
Ratio of net expenses to average net assets	.50	.50	.50	.50		.50
Ratio of net investment income to average net assets	1.95	2.16	2.45	2.54		2.52
Portfolio Turnover Rate	46.51	45.62	61.91	38.75		32.14
Net Assets, end of period ($ x 1,000)	2,740,368	2,585,034	2,498,913	2,144,898		2,093,660

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2021	2020	2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	14.07	14.02	13.28	13.63		13.99
Investment Operations:
Investment income—net[a]	.24	.27	.30	.31		.31
Net realized and unrealized gain (loss) on investments	.20	.04	.74	(.36)		(.27)
Total from Investment Operations	.44	.31	1.04	(.05)		.04
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.30)	(.30)		(.31)
Dividends from net realized gain on investments	(.05)	-	-	(.00)	[b]	(.09)
Total Distributions	(.29)	(.26)	(.30)	(.30)		(.40)
Net asset value, end of period	14.22	14.07	14.02	13.28		13.63
Total Return (%)	3.16	2.29	7.92	(.30)		.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75		.75
Ratio of net expenses to average net assets	.75	.75	.75	.75		.75
Ratio of net investment income to average net assets	1.70	1.92	2.22	2.29		2.27
Portfolio Turnover Rate	46.51	45.62	61.91	38.75		32.14
Net Assets, end of period ($ x 1,000)	94,980	63,920	51,184	47,265		52,216

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

116

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.95	12.91	12.71	12.83	12.87
Investment Operations:
Investment income—net[a]	.14	.17	.18	.14	.12
Net realized and unrealized gain (loss) on investments	(.01)	.04	.20	(.12)	(.02)
Total from Investment Operations	.13	.21	.38	.02	.10
Distributions:
Dividends from investment income—net	(.14)	(.17)	(.18)	(.14)	(.12)
Dividends from net realized gain on investments	-	-	-	-	(.02)
Total Distributions	(.14)	(.17)	(.18)	(.14)	(.14)
Net asset value, end of period	12.94	12.95	12.91	12.71	12.83
Total Return (%)	1.03	1.64	3.03	.18	.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.50	.51	.51
Ratio of net expenses to average net assets	.48	.51	.50	.51	.51
Ratio of net investment income to average net assets	1.10	1.34	1.44	1.12	.94
Portfolio Turnover Rate	66.89	92.41	128.58	58.52	35.60
Net Assets, end of period ($ x 1,000)	894,027	1,043,840	1,129,486	912,838	889,237

a  Based on average shares outstanding.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.94	12.90	12.70	12.82	12.86
Investment Operations:
Investment income—net[a]	.11	.14	.15	.11	.09
Net realized and unrealized gain (loss) on investments	(.01)	.04	.20	(.12)	(.02)
Total from Investment Operations	.10	.18	.35	(.01)	.07
Distributions:
Dividends from investment income—net	(.11)	(.14)	(.15)	(.11)	(.09)
Dividends from net realized gain on investments	-	-	-	-	(.02)
Total Distributions	(.11)	(.14)	(.15)	(.11)	(.11)
Net asset value, end of period	12.93	12.94	12.90	12.70	12.82
Total Return (%)	.78	1.39	2.78	(.07)	.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.75	.76	.76
Ratio of net expenses to average net assets	.73	.76	.75	.76	.76
Ratio of net investment income to average net assets	.85	1.09	1.20	.87	.72
Portfolio Turnover Rate	66.89	92.41	128.58	58.52	35.60
Net Assets, end of period ($ x 1,000)	18,734	13,965	14,608	9,158	13,526
a  Based on average shares outstanding.

See notes to financial statements.

118

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.65	12.61	11.95	12.24	12.68
Investment Operations:
Investment income—net[a]	.24	.27	.29	.29	.30
Net realized and unrealized gain (loss) on investments	.12	.06	.66	(.27)	(.24)
Total from Investment Operations	.36	.33	.95	.02	.06
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.29)	(.29)	(.30)
Dividends from net realized gain on investments	(.08)	(.02)	-	(.02)	(.20)
Total Distributions	(.32)	(.29)	(.29)	(.31)	(.50)
Net asset value, end of period	12.69	12.65	12.61	11.95	12.24
Total Return (%)	2.91	2.68	8.09	.22	.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.72	.70	.70	.70
Ratio of net expenses to average net assets	.66	.71	.70	.70	.70
Ratio of net investment income to average net assets	1.93	2.15	2.41	2.44	2.44
Portfolio Turnover Rate	47.09	51.36	69.91	38.13	20.07
Net Assets, end of period ($ x 1,000)	186,186	183,861	191,702	184,216	209,457

a  Based on average shares outstanding.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.63	12.59	11.93	12.23	12.67
Investment Operations:
Investment income—net[a]	.21	.24	.26	.27	.27
Net realized and unrealized gain (loss) on investments	.12	.06	.66	(.29)	(.24)
Total from Investment Operations	.33	.30	.92	(.02)	.03
Distributions:
Dividends from investment income—net	(.21)	(.24)	(.26)	(.26)	(.27)
Dividends from net realized gain on investments	(.08)	(.02)	-	(.02)	(.20)
Total Distributions	(.29)	(.26)	(.26)	(.28)	(.47)
Net asset value, end of period	12.67	12.63	12.59	11.93	12.23
Total Return (%)	2.65	2.43	7.83	(.12)	.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.97	.95	.95	.95
Ratio of net expenses to average net assets	.91	.97	.95	.95	.95
Ratio of net investment income to average net assets	1.68	1.90	2.15	2.19	2.20
Portfolio Turnover Rate	47.09	51.36	69.91	38.13	20.07
Net Assets, end of period ($ x 1,000)	9,218	9,255	8,063	5,473	5,043

a  Based on average shares outstanding.

See notes to financial statements.

120

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2021	2020		2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	13.12	13.12		12.40	12.75		13.16
Investment Operations:
Investment income—net[a]	.25	.27		.29	.30		.30
Net realized and unrealized gain (loss) on investments	.13	(.00)	[b]	.72	(.35)		(.28)
Total from Investment Operations	.38	.27		1.01	(.05)		.02
Distributions:
Dividends from investment income—net	(.25)	(.27)		(.29)	(.30)		(.30)
Dividends from net realized gain on investments	-	-		-	(.00)	[b]	(.13)
Total Distributions	(.25)	(.27)		(.29)	(.30)		(.43)
Net asset value, end of period	13.25	13.12		13.12	12.40		12.75
Total Return (%)	2.89	2.10		8.28	(.32)		.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.54		.53	.54		.54
Ratio of net expenses to average net assets	.54	.54		.53	.54		.54
Ratio of net investment income to average net assets	1.87	2.08		2.32	2.43		2.35
Portfolio Turnover Rate	32.82	52.29		80.68	38.51		31.61
Net Assets, end of period ($ x 1,000)	341,935	312,356		316,364	297,515		297,243

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2021	2020		2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	13.11	13.11		12.40	12.75		13.15
Investment Operations:
Investment income—net[a]	.21	.24		.26	.27		.27
Net realized and unrealized gain (loss) on investments	.13	(.00)	[b]	.71	(.35)		(.27)
Total from Investment Operations	.34	.24		.97	(.08)		-
Distributions:
Dividends from investment income—net	(.21)	(.24)		(.26)	(.27)		(.27)
Dividends from net realized gain on investments	-	-		-	(.00)	[b]	(.13)
Total Distributions	(.21)	(.24)		(.26)	(.27)		(.40)
Net asset value, end of period	13.24	13.11		13.11	12.40		12.75
Total Return (%)	2.56	1.92		7.93	(.56)		.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.79		.78	.79		.79
Ratio of net expenses to average net assets	.79	.79		.78	.79		.79
Ratio of net investment income to average net assets	1.62	1.83		2.08	2.18		2.12
Portfolio Turnover Rate	32.82	52.29		80.68	38.51		31.61
Net Assets, end of period ($ x 1,000)	11,680	8,253		7,437	7,046		9,395

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

122

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2021	2020	2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	11.35	11.53	10.91	11.20		11.62
Investment Operations:
Investment income—net[a]	.21	.24	.26	.26		.26
Net realized and unrealized gain (loss) on investments	.25	(.11)	.63	(.29)		(.24)
Total from Investment Operations	.46	.13	.89	(.03)		.02
Distributions:
Dividends from investment income—net	(.21)	(.24)	(.26)	(.26)		(.26)
Dividends from net realized gain on investments	(.08)	(.07)	(.01)	(.00)	[b]	(.18)
Total Distributions	(.29)	(.31)	(.27)	(.26)		(.44)
Net asset value, end of period	11.52	11.35	11.53	10.91		11.20
Total Return (%)	4.07	1.20	8.28	(.22)		.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.72	.72		.73
Ratio of net expenses to average net assets	.59	.59	.59	.59		.59
Ratio of net investment income to average net assets	1.82	2.12	2.35	2.36		2.38
Portfolio Turnover Rate	64.18	79.52	90.17	45.71		37.78
Net Assets, end of period ($ x 1,000)	152,246	150,490	148,558	147,343		152,923

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

123

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2021	2020	2019	2018		2017
Per Share Data ($):
Net asset value, beginning of period	11.36	11.54	10.92	11.20		11.62
Investment Operations:
Investment income—net[a]	.18	.21	.23	.23		.24
Net realized and unrealized gain (loss) on investments	.25	(.11)	.63	(.28)		(.24)
Total from Investment Operations	.43	.10	.86	(.05)		-
Distributions:
Dividends from investment income—net	(.18)	(.21)	(.23)	(.23)		(.24)
Dividends from net realized gain on investments	(.08)	(.07)	(.01)	(.00)	[b]	(.18)
Total Distributions	(.26)	(.28)	(.24)	(.23)		(.42)
Net asset value, end of period	11.53	11.36	11.54	10.92		11.20
Total Return (%)	3.81	.95	8.00	(.38)		.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.98	.97	.97		.98
Ratio of net expenses to average net assets	.84	.84	.84	.84		.84
Ratio of net investment income to average net assets	1.57	1.88	2.11	2.11		2.13
Portfolio Turnover Rate	64.18	79.52	90.17	45.71		37.78
Net Assets, end of period ($ x 1,000)	11,385	10,509	11,051	11,334		13,093

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

124

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2021	2020	2019		2018		2017
Per Share Data ($):
Net asset value, beginning of period	13.52	13.70	13.12		13.15		13.46
Investment Operations:
Investment income—net[a]	.36	.40	.43		.44		.45
Net realized and unrealized gain (loss) on investments	.58	(.17)	.57		(.02)		(.32)
Total from Investment Operations	.94	.23	1.00		.42		.13
Distributions:
Dividends from investment income—net	(.36)	(.41)	(.42)		(.45)		(.44)
Dividends from net realized gain on investments	-	-	(.00)	[b]	(.00)	[b]	(.00)	[b]
Total Distributions	(.36)	(.41)	(.42)		(.45)		(.44)
Net asset value, end of period	14.10	13.52	13.70		13.12		13.15
Total Return (%)	7.05	1.79	7.77		3.27		1.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.69	.73		.75		.73
Ratio of net expenses to average net assets	.65	.69	.73		.75		.73
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.04	.08		.10		.07
Ratio of net investment income to average net assets	2.61	3.02	3.22		3.43		3.44
Portfolio Turnover Rate	52.25	75.12	72.96		41.48		34.78
Net Assets, end of period ($ x 1,000)	2,568,933	2,187,170	1,918,499		1,432,351		1,257,498

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

125

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2021	2020	2019		2018		2017
Per Share Data ($):
Net asset value, beginning of period	13.53	13.70	13.13		13.16		13.46
Investment Operations:
Investment income—net[a]	.33	.38	.39		.40		.41
Net realized and unrealized gain (loss) on investments	.58	(.18)	.57		(.02)		(.30)
Total from Investment Operations	.91	.20	.96		.38		.11
Distributions:
Dividends from investment income—net	(.33)	(.37)	(.39)		(.41)		(.41)
Dividends from net realized gain on investments	-	-	(.00)	[b]	(.00)	[b]	(.00)	[b]
Total Distributions	(.33)	(.37)	(.39)		(.41)		(.41)
Net asset value, end of period	14.11	13.53	13.70		13.13		13.16
Total Return (%)	6.78	1.54	7.50		3.01		.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.94	.98		1.00		.99
Ratio of net expenses to average net assets	.90	.94	.98		1.00		.99
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.04	.08		.10		.07
Ratio of net investment income to average net assets	2.36	2.77	2.97		3.12		3.14
Portfolio Turnover Rate	52.25	75.12	72.96		41.48		34.78
Net Assets, end of period ($ x 1,000)	103,130	55,217	63,551		32,924		57,865

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

126

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-two series, including the following diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. BNY Mellon Municipal Opportunities Fund as of August 31, 2021 is currently open to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

127

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2021 in valuing each fund’s investments:

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Securities	-	-	2,981,591,371	-	-	-	2,981,591,371
Other Financial Instruments:
Futures††	-	(49,120)	-	-	-	-	(49,120)
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Securities	-	-	978,237,347	-	-	-	978,237,347

128

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Securities	-	-	203,186,858	-	-	-	203,186,858
Other Financial Instruments:
Futures††	-	(3,518)	-	-	-	-	(3,518)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Securities	-	-	361,993,682	-	-	-	361,993,682
Other Financial Instruments:
Futures††	-	(2,392)	-	-	-	-	(2,392)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Securities	-	-	172,680,487	-	-	-	172,680,487
Other Financial Instruments:
Futures††	-	(4,256)		-	-	-	(4,256)
BNY Mellon Municipal Opportunities Fund
Corporate Bonds	-	-	29,191,944	-	-	-	29,191,944
Municipal Securities	-	-	2,750,137,545	-	-	-	2,750,137,545
Other Financial Instruments:
Futures††	227,715	(31,692)	-	-	-	-	196,023

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from

129

NOTES TO FINANCIAL STATEMENTS (continued)

investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2021, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2021.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2021.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Undistributed Ordinary Income ($)	Accumulated Capital Losses ($)	Undistributed Capital Gains ($)	Unrealized Appreciation ($)
BNY Mellon National Intermediate Municipal Bond Fund	973,673	1,499,822	-	10,084,714	177,912,274
BNY Mellon National Short-Term Municipal Bond Fund	308,849	-	505,516	-	11,288,663
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	176,409	185,010	-	613,766	12,274,065
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	15,720	-	-	121,263	19,974,731
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	33,586	627,024	-	804,667	8,775,069
BNY Mellon Municipal Opportunities Fund	1,641,093	887,531	-	-	218,584,784

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	505,516	-	505,516

† These capital losses can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid
	2021			2020
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	53,285,282	306,722	9,355,024	55,465,612	53,856	-
BNY Mellon National Short-Term Municipal Bond Fund	10,892,701	-	-	14,374,458	27,222	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	3,795,479	83,185	1,158,320	4,086,339	907	359,441
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,263,096	-	-	6,618,956	3,744	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,975,278	304,798	829,167	3,356,970	1,614	1,029,586
BNY Mellon Municipal Opportunities Fund	64,532,199	-	-	58,943,513	1,057,312	-

130

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on each fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $135 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon National Short-Term Municipal Bond Fund, the Adviser has contractually agreed from March 31, 2021 through March 31, 2022, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .44% of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $262,618 during the period ended August 31, 2021.

For BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, the Adviser has contractually agreed from March 31, 2021 through March 31, 2022, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $97,822 during the period ended August 31, 2021.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking,

131

NOTES TO FINANCIAL STATEMENTS (continued)

amounted to $214,659 during the period ended August 31, 2021.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended August 31, 2021, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$197,019
BNY Mellon National Short-Term Municipal Bond Fund	39,732
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	23,032
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	26,001
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	27,154
BNY Mellon Municipal Opportunities Fund	193,815

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 6 summarizes the amount each fund was charged during the period ended August 31, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 6—Transfer Agency Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$336
BNY Mellon National Short-Term Municipal Bond Fund	100
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	55
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	120
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	281
BNY Mellon Municipal Opportunities Fund	142

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon National Intermediate Municipal Bond Fund	$61,952
BNY Mellon National Short-Term Municipal Bond Fund	30,337
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	9,547
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	12,048
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	8,119
BNY Mellon Municipal Opportunities Fund	62,376

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

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Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$260
BNY Mellon National Short-Term Municipal Bond Fund	69
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	35
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	95
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	230
BNY Mellon Municipal Opportunities Fund	106

During the period ended August 31, 2021, each fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2021.

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	840,619	295,313	19,456	16,184	6,286	71	-
BNY Mellon National Short-Term Municipal Bond Fund	272,324	95,669	3,552	9,200	6,286	23	(52,600)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	83,429	20,516	1,972	2,840	6,286	14	(9,446)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	104,881	36,845	2,488	3,600	6,286	29	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	69,540	17,101	2,417	2,400	6,286	71	(18,130)
BNY Mellon Municipal Opportunities Fund	1,128,870	277,603	21,330	19,200	6,286	36	-

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,644,086,469	1,322,858,852
BNY Mellon National Short-Term Municipal Bond Fund	686,884,459	762,269,803
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	105,643,513	95,169,851
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	156,719,602	111,820,466
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	119,566,680	107,660,470
BNY Mellon Municipal Opportunities Fund	1,805,045,340	1,328,068,458

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended August 31, 2021 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these

133

NOTES TO FINANCIAL STATEMENTS (continued)

investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2021 are set forth in the Statements of Futures.

Table 11 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2021.

Table 11—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	11,437,891
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	770,012
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	523,608
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	1,136,548
BNY Mellon Municipal Opportunities Fund Interest rate futures	200,455,031

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2021.

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,803,679,097	178,740,222	827,948	177,912,274
BNY Mellon National Short-Term Municipal Bond Fund	966,948,684	12,923,608	1,634,945	11,288,663
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	190,912,793	12,789,077	515,012	12,274,065
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	342,018,951	20,427,417	452,686	19,974,731
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	163,905,418	8,837,567	62,498	8,775,069
BNY Mellon Municipal Opportunities Fund	2,560,744,705	229,078,242	10,493,458	218,584,784

134

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and the statement of futures (with respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund), as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 22, 2021

135

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. Also, the fund reports the maximum amount allowable but not less than $.0488 per share as a capital gain dividend paid on December 23, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0016 as a short-term capital gain dividend paid on December 23, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. Also, the fund reports the maximum amount allowable but not less than $.0738 per share as a capital gain dividend paid on December 23, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0053 as a short-term capital gain dividend paid on December 23, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. Also, the fund reports the maximum amount allowable but not less than $.0574 per share as a capital gain dividend paid on December 23, 2020 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0211 as a short-term capital gain dividend paid on December 23, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

136

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 15-16, 2021, the Board considered the renewal of the funds’ Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the need to be able to provide ongoing shareholder services.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”)1 and with a broader group of municipal bond funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of municipal bond funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by one or more funds advised or administered by the Adviser that are in the same Lipper category as the BNY Mellon National Intermediate Municipal Bond Fund, the BNY Mellon National Short-Term Municipal Bond Fund and the BNY Mellon Municipal Opportunities Fund (for each fund, the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the relevant fund’s management fee. Representatives of the Adviser noted that there were no Similar Funds for the other funds and that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the funds.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were approximately equal to the Expense Group median and higher than Expense Universe median total expenses.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s total return performance was at the Performance Group median and the two- and three-year periods when the fund’s total return performance was at and above the Performance Universe medians, respectively. The Board also considered that the fund’s yield performance was below the Performance Group median for nine of the ten one-year periods ended December 31st and at or above the Performance Universe medians for four of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance to the Performance Group and/or Performance Universe median in most periods when performance was below median, as well as the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.44% of the fund’s average daily net assets.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group in the five-year period and in the first quartile of the Performance Universe for all periods). The Board also considered that the fund’s yield performance was below the Performance Group medians for eight of the ten one-year periods ended December 31st and at or above the Performance Universe medians for nine of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group or Performance Universe. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was at or above the Performance Group medians and above the Performance Universe medians for all periods, except the one-year period when it was slightly below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group median for all ten one-year periods ended December 31st and at or above the Performance Universe median for seven of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Board also considered that not all of other funds in the Performance Group or Performance Universe invested primarily in Massachusetts municipal securities. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

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The Board considered that the fund’s contractual management fee was approximately equal to the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group in all periods except the one-year period). The Board also considered that the fund’s yield performance was at or above the Performance Group median for seven of the ten one-year periods ended December 31st and above the Performance Universe medians for six of the ten one-year periods December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe median when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the three- and ten-year periods when it was above the median, and above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for nine of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and the Board considered that the fund’s performance was higher than the return of the index in six of the ten years shown. The Board also noted that the fund had a five star overall rating, and for the three-, five- and ten-year periods, from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided to each fund by the Adviser and its affiliates. The Board also considered the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided pursuant to the Agreement, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. For each fund, representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows with respect to each fund.

• The Board concluded that the nature, extent and quality of the services provided to the fund are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

1 For each fund, the Performance Universe and the Expense Universe (each as defined herein) were each comprised of the same group of funds, except that the Performance Universe consisted of all retail and institutional funds in the stated strategy while the Expense Universe consisted of all institutional funds in the stated strategy and excluded outliers. The Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon National Intermediate Municipal Bond Fund consisted of intermediate municipal debt funds; the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon National Short-Term Municipal Bond Fund consisted of short municipal debt funds; the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and the BNY Mellon Massachusetts Intermediate Municipal Bond Fund consisted of "other states" intermediate municipal debt funds; the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon New York Intermediate Tax-Exempt Bond Fund consisted of New York intermediate municipal debt funds; and the Performance and Expense Groups and the Performance and Expense Universes for the BNY Mellon Municipal Opportunities Fund consisted of general and insured municipal debt funds.

140

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those funds do not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored the funds’ liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (78)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002) and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 22

———————

John R. Alchin (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Ronald R. Davenport (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Jack Diederich (84)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 22

———————

Kim D. Kelly (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 22

———————

Kevin C. Phelan (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 22

———————

Patrick J. Purcell (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 22

———————

Thomas F. Ryan, Jr. (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 22

———————

142

Maureen M. Young (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 57 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director- BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 119 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTAR0821-MB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2021

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

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The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$.30	$.30
Ending value (after expenses)	$1,000.10	$1,000.10
Annualized expense ratio (%)	.06	.06
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.45	$.45
Ending value (after expenses)	$1,000.10	$1,000.10
Annualized expense ratio (%)	.09	.09

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$.31	$.31
Ending value (after expenses)	$1,024.90	$1,024.90
Annualized expense ratio (%)	.06	.06
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.46	$.46
Ending value (after expenses)	$1,024.75	$1,024.75
Annualized expense ratio (%)	.09	.09

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS

August 31, 2021

BNY Mellon Government Money Market Fund
U.S. Government Agencies Obligations - 20.3%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
11/4/2021	0.05	25,000,000	[a]	24,997,778
9/1/2021, 3 Month U.S. T-BILL +.04%	0.09	5,000,000	[b]	4,999,699
9/1/2021, 3 Month SOFR +.32%	0.37	20,000,000	[b]	20,000,000
Federal Home Loan Banks:
9/1/2021, 3 Month SOFR +.01%	0.06	5,000,000	[b]	5,000,000
9/1/2021, 3 Month SOFR +.01%	0.06	10,000,000	[b]	10,000,000
9/1/2021, 3 Month SOFR +.08%	0.13	10,000,000	[b]	10,000,000
Total U.S. Government Agencies Obligations (cost $74,997,477)				74,997,477
U.S. Cash Management Bills - 5.4%
10/15/2021	0.07	10,000,000	[a]	9,999,205
10/19/2021	0.06	10,000,000	[a]	9,999,267
Total U.S. Cash Management Bills (cost $19,998,472)				19,998,472
U.S. Treasury Bills - 25.8%
10/7/2021	0.05	10,000,000	[a]	9,999,500
11/4/2021	0.04	10,000,000	[a]	9,999,378
11/12/2021	0.03	25,000,000	[a]	24,998,500
11/18/2021	0.03	10,000,000	[a]	9,999,350
12/2/2021	0.04	10,000,000	[a]	9,999,105
12/23/2021	0.06	10,000,000	[a]	9,998,274
12/30/2021	0.06	10,000,000	[a]	9,998,167
1/13/2022	0.05	10,000,000	[a]	9,998,139
Total U.S. Treasury Bills (cost $94,990,413)				94,990,413
U.S. Treasury Floating Rate Notes - 9.0%
9/1/2021, 3 Month U.S. T-BILL +.03%	0.08	15,000,000	[b]	15,000,589
9/1/2021, 3 Month U.S. T-BILL +.05%	0.09	5,000,000	[b]	5,000,646
9/1/2021, 3 Month U.S. T-BILL +.06%	0.10	13,000,000	[b]	13,001,226
Total U.S. Treasury Floating Rate Notes (cost $33,002,461)				33,002,461
Repurchase Agreements - 39.3%
Credit Agricole CIB, Tri-Party Agreement thru BNY Mellon, dated 8/31/2021, due at 9/1/2021 in the amount of $60,000,083 (fully collateralized by: U.S. Treasuries (including strips), 0.25%-3.13%, due 7/31/2023-11/15/2028, valued at $61,200,000)	0.05	60,000,000		60,000,000
ING Financial Markets, Tri-Party Agreement thru BNY Mellon, dated 8/31/2021, due at 9/1/2021 in the amount of $85,000,118 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-4.38%, due 10/26/2021-8/15/2051, valued at $86,700,018)	0.05	85,000,000		85,000,000
Total Repurchase Agreements (cost $145,000,000)				145,000,000
Total Investments (cost $367,988,823)		99.8%		367,988,823
Cash and Receivables (Net)		.2%		661,027
Net Assets		100.0%		368,649,850

a Security is a discount security. Income is recognized through the accretion of discount.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

3

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	40.2
Repurchase Agreements	39.3
U.S. Government Agencies Obligations	20.3
99.8

† Based on net assets.

See notes to financial statements.

4

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.6%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 3.2%
Mobile County Industrial Development Authority, Revenue Bonds (SSAB Alabama) (LOC; Swedbank AB) Ser. A	0.08	9/7/2021	10,400,000	[a]	10,400,000
Arizona - 1.6%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA) Ser. A	0.07	9/7/2021	1,100,000	[a]	1,100,000
Tender Option Bond Trust Receipts (Series 2016-XM0304), (Mesa, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 1/1/2022	0.08	9/7/2021	1,265,000	[a,b,c]	1,265,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 1/1/2054	0.10	9/7/2021	2,665,000	[a,b,c]	2,665,000
				5,030,000
California - 10.0%
ABAG Finance Authority for Nonprofit Corp., Revenue Bonds (The Grauer Foundation for Education Project) (LOC; Comerica Bank)	0.09	9/7/2021	1,680,000	[a]	1,680,000
California Health Facilities Financing Authority, CP, Ser. 2006E	0.15	11/9/2021	5,010,000		5,009,901
California Infrastructure & Economic Development Bank, Revenue Bonds (Society for the Blind Project) (LOC; U.S. Bank NA)	0.07	9/7/2021	1,725,000	[a]	1,725,000
California Statewide Communities Development Authority, CP, Ser. 2004	0.15	10/7/2021	7,000,000		7,000,000
Sacramento County Housing Authority, Revenue Bonds, Refunding (LOC; FNMA) Ser. D	0.08	9/7/2021	8,000,000	[a]	8,000,000
Tender Option Bond Trust Receipts (Series 2017-XF0578), (Pittsburgh Unified School District, GO, Refunding (Liquidity Agreement; TD Bank NA)), Trust Maturity Date 8/1/2044	0.07	9/7/2021	2,810,000	[a,b,c]	2,810,000
Tender Option Bond Trust Receipts (Series 2019-XF2830), (Golden Finance Authority California, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC)), Trust Maturity Date 10/1/2034	0.18	9/7/2021	3,465,000	[a,b,c]	3,465,000
Tender Option Bond Trust Receipts (Series 2020-YX1142), (Transbay Joint Powers Authority, Tax Allocation Bonds (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC) Ser. A), Trust Maturity Date 10/1/2049	0.07	9/7/2021	2,555,000	[a,b,c]	2,555,000
				32,244,901
Colorado - .3%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (LOC; Wells Forgo Bank NA)	0.12	9/7/2021	895,000	[a]	895,000
District of Columbia - 1.6%
District of Columbia, Revenue Bonds (Preparatory Academy) (LOC; Manufacturers & Traders)	0.07	9/7/2021	1,975,000	[a]	1,975,000
District of Columbia, Revenue Bonds, Refunding (Preparatory Academy) (LOC; Manufacturers & Traders)	0.07	9/7/2021	3,180,000	[a]	3,180,000
				5,155,000
Florida - 10.4%
Collier County Industrial Development Authority, Revenue Bonds (Redlands Christian Migrant Association) (LOC; Bank of America NA)	0.09	9/7/2021	1,570,000	[a]	1,570,000
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	0.08	9/7/2021	1,090,000	[a]	1,090,000
Florida Housing Finance Agency, Revenue Bonds (LOC; Northern Trust Company)	0.07	9/7/2021	5,000,000	[a]	5,000,000

5

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 10.4% (continued)
Florida Housing Finance Corp., Revenue Bonds (LOC; Truist Bank) Ser. K1	0.07	9/7/2021	5,565,000	[a]	5,565,000
Hillsborough County, Revenue Bonds (MOSI-IBHS Project) (LOC; Truist Bank) Ser. B	0.09	9/7/2021	35,000	[a]	35,000
Kissimmee Utility Authority, CP, Ser. 2000B	0.08	9/2/2021	3,985,000		3,984,997
Palm Beach County, Revenue Bonds, Refunding (The Henry Morrison Flagler Project) (LOC; Northern Trust Company)	0.07	9/7/2021	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Project) (LOC; Wells Fargo Bank NA)	0.07	9/7/2021	1,800,000	[a]	1,800,000
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	0.08	9/7/2021	5,230,000	[a]	5,230,000
Sunshine Governmental Financing Commission, CP, Ser. H	0.10	12/23/2021	7,000,000		7,000,000
				33,249,997
Georgia - 3.3%
RBC Municipal Products Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E-107	0.07	9/7/2021	7,050,000	[a,b]	7,050,000
Savannah Economic Development Authority, Revenue Bonds, Refunding (The Savannah Country Day School) (LOC; Truist Bank)	0.09	9/7/2021	200,000	[a]	200,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Agreement; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	0.06	9/7/2021	3,200,000	[a,b,c]	3,200,000
				10,450,000
Illinois - 10.6%
Illinois Development Finance Authority, Revenue Bonds (Wheaton Academy Project) (LOC; BMO Harris Bank NA)	0.06	9/7/2021	9,000,000	[a]	9,000,000
Illinois Educational Facilities Authority, Revenue Bonds (The Chicago Zoological Society) (LOC; Northern Trust Company) Ser. B	0.07	9/7/2021	1,055,000	[a]	1,055,000
Illinois Finance Authority, Revenue Bonds (Community Action Partnership of Lake County) (LOC; Citibank NA)	0.10	9/7/2021	3,470,000	[a]	3,470,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Project) (LOC; First Midwest Bank NA)	0.12	9/7/2021	4,395,000	[a]	4,395,000
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center Obligated Group) (LOC; Sumitomo Mitsui Banking) Ser. B	0.07	9/7/2021	2,350,000	[a]	2,350,000
Illinois Finance Authority, Revenue Bonds, Refunding (Community Action Partnership of Lake County) (LOC; BMO Harris Bank NA) Ser. A	0.10	9/7/2021	2,745,000	[a]	2,745,000
Illinois Finance Authority, Revenue Bonds, Refunding (Marwen Foundation Project) (LOC; Northern Trust Company)	0.06	9/7/2021	3,810,000	[a]	3,810,000
Tender Option Bond Trust Receipts (Series 2018-XF0711), (Illinois Finance Authority, Revenue Bonds, Refunding (Liquidity Agreement; JPMorgan Chase Bank NA & LOC; JPMorgan Chase Bank NA)), Trust Maturity Date 11/15/2040	0.05	9/7/2021	7,250,000	[a,b,c]	7,250,000
				34,075,000
Indiana - 2.9%
Indiana Development Finance Authority, Revenue Bonds (Goodwill Industries of Michiana Project) (LOC; PNC Bank NA)	0.05	9/7/2021	1,805,000	[a]	1,805,000

6

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Indiana - 2.9% (continued)
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	0.02	9/1/2021	3,890,000	[a]	3,890,000
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. D	0.02	9/1/2021	3,600,000	[a]	3,600,000
				9,295,000
Louisiana - 2.8%
Tender Option Bond Trust Receipts (Series 2020-XF1202), (Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Ochsner Clinic Foundation Project) (Liquidity Agreement; Toronto-Dominion Bank & LOC; Toronto-Dominion Bank)), Trust Maturity Date 5/15/2049	0.07	9/7/2021	9,005,000	[a,b,c]	9,005,000
Maryland - 1.7%
Baltimore County, Revenue Bonds, Refunding (Shade Tree Trace) (LOC; M&T Bank)	0.07	9/7/2021	460,000	[a]	460,000
Baltimore County, Revenue Bonds, Refunding (The Paths at Loveton Farms) (LOC; Manufacturers & Traders)	0.07	9/7/2021	620,000	[a]	620,000
Maryland Economic Development Corp., Revenue Bonds (Prologue Project) (LOC; Bank of America NA)	0.08	9/7/2021	1,610,000	[a]	1,610,000
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stella Maris) (LOC; M&T Bank)	0.07	9/7/2021	2,800,000	[a,b]	2,800,000
				5,490,000
Massachusetts - 9.5%
Hudson, BAN	2.00	9/1/2021	3,809,552		3,809,552
Lowell, BAN	1.25	10/1/2021	7,509,007		7,515,717
Nantucket, BAN, Ser. A	1.50	10/15/2021	5,550,000		5,558,969
Salem, BAN	1.00	11/19/2021	13,482,818		13,507,398
				30,391,636
Michigan - 1.8%
Tender Option Bond Trust Receipts (Series 2020-XF1203), (Michigan Finance Authority, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 5/1/2028	0.07	9/7/2021	3,780,000	[a,b,c]	3,780,000
Tender Option Bond Trust Receipts (Series 2021-XM0934), (Michigan State Finance Authority, Revenue Bonds (Liquidity Agreement; Royal Bank of Canada)), Trust Maturity Date 11/1/2028	0.07	9/7/2021	2,000,000	[a,b,c]	2,000,000
				5,780,000
Minnesota - 1.8%
Minneapolis, Revenue Bonds, Refunding (Fairview Health Services Obligated Group) (LOC; Wells Fargo Bank NA) Ser. C	0.02	9/1/2021	5,440,000	[a]	5,440,000
St. Paul Housing & Redevelopment Authority, Revenue Bonds (Goodwill/Easter Seals Project) (LOC; U.S. Bank NA)	0.22	9/7/2021	410,000	[a]	410,000
				5,850,000
Missouri - 6.4%
RBC Municipal Products Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	0.08	9/7/2021	14,000,000	[a,b]	14,000,000
St. Charles County Industrial Development Authority, Revenue Bonds, Refunding (Casalon Apartments Project) (Insured; FNMA) (LOC; FNMA)	0.07	9/7/2021	4,455,000	[a]	4,455,000

7

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Missouri - 6.4% (continued)
Tender Option Bond Trust Receipts (Series 2020-XF0995), (Missouri State Health & Educational Facility Authority, Revenue Bonds), Trust Maturity Date 6/1/2053	0.07	9/7/2021	2,235,000	[a,b,c]	2,235,000
				20,690,000
New Jersey - .4%
New Jersey Economic Development Authority, Revenue Bonds (Developmental Disabilities Association of New Jersey) (LOC; Wells Fargo Bank NA)	0.12	9/7/2021	215,000	[a]	215,000
New Jersey Economic Development Authority, Revenue Bonds (Pennington Montessori School Project) (LOC; Wells Fargo Bank NA)	0.12	9/7/2021	220,000	[a]	220,000
New Jersey Economic Development Authority, Revenue Bonds (Somerset Hills YMCA Project) (LOC; TD Bank NA)	0.07	9/7/2021	700,000	[a]	700,000
New Jersey Economic Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; Wells Fargo Bank NA)	0.12	9/7/2021	120,000	[a]	120,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Oak Hill Academy Project) (LOC; Wells Fargo Bank NA)	0.12	9/7/2021	175,000	[a]	175,000
				1,430,000
New York - 3.7%
Irvington Union Free School District, BAN (Insured; State Aid Withholding)	1.00	12/15/2021	3,100,000		3,107,543
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. A1	0.01	9/1/2021	2,200,000	[a]	2,200,000
Schenectady City School District, BAN (Insured; State Aid Withholding)	1.00	10/22/2021	6,500,000		6,507,248
				11,814,791
North Carolina - .9%
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	0.09	9/7/2021	2,860,000	[a]	2,860,000
Ohio - 3.4%
Salem, Revenue Bonds (Salem Community Center Project) (LOC; PNC Bank NA)	0.06	9/7/2021	3,565,000	[a]	3,565,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	0.12	9/7/2021	4,255,000	[a,b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2020-BAML5023), (Montgomery County Kettering Health Networking Obligated Group, Revenue Bonds, Refunding (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 8/1/2037	0.12	9/7/2021	3,000,000	[a,b,c]	3,000,000
				10,820,000
Pennsylvania - .7%
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania) (LOC; TD Bank NA)	0.12	9/7/2021	640,000	[a]	640,000
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	0.07	9/7/2021	1,635,000	[a]	1,635,000
				2,275,000
South Carolina - .7%
North Charleston, Revenue Bonds, Refunding	0.07	9/7/2021	1,330,000	[a]	1,330,000
North Charleston, Tax Allocation Bonds (Charleston Naval Complex)	0.07	9/7/2021	820,000	[a]	820,000

8

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
South Carolina - .7% (continued)
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	0.09	9/7/2021	160,000	[a]	160,000
				2,310,000
Tennessee - 12.5%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett & Platt Project) (LOC; Wachovia Bank NA) Ser. B	0.17	9/7/2021	1,750,000	[a]	1,750,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), (Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Revenue Bonds (Liquidity Agreement; Citibank NA & LOC; Citibank NA)), Trust Maturity Date 7/1/2024	0.07	9/7/2021	4,420,000	[a,b,c]	4,420,000
Tennessee, CP	0.11	9/15/2021	12,000,000		12,000,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) (LOC; Truist Bank) Ser. E-7A	0.09	9/7/2021	4,445,000	[a]	4,445,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. C-1A	0.09	9/7/2021	3,195,000	[a]	3,195,000
The Blount County Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank) Ser. 6A	0.09	9/7/2021	4,355,000	[a]	4,355,000
The Sevier County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) Ser. 6-A1	0.09	9/7/2021	5,125,000	[a]	5,125,000
The Sevier County Public Building Authority, Revenue Bonds (LOC; Truist Bank) Ser. V-B1	0.09	9/7/2021	5,025,000	[a]	5,025,000
				40,315,000
Texas - 3.1%
Harris County Metropolitan Transportation Authority, CP, Ser. A1	0.14	9/28/2021	2,500,000		2,500,000
North East Independent School District, CP, Ser. A	0.12	12/16/2021	5,000,000		5,000,000
San Antonio Water & Sewer Authority, CP, Ser. A1	0.14	9/28/2021	2,500,000		2,500,000
				10,000,000
Utah - .1%
Salt Lake County, Revenue Bonds (Community Foundation Disabled Project)	0.17	9/7/2021	200,000	[a]	200,000
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (LOC; People's United Bank) Ser. 1	0.66	9/7/2021	190,000	[a]	190,000
Virginia - 1.8%
Alexandria Industrial Development Authority, Revenue Bonds (Young Men's Christian Association of Metuchen) (LOC; First National Bank of MD)	0.07	9/7/2021	560,000	[a]	560,000
Lynchburg Economic Development Authority, Revenue Bonds, Refunding (Centra Health Obligated Group) (LOC; Truist Bank) Ser. C	0.09	9/7/2021	5,355,000	[a]	5,355,000
				5,915,000
West Virginia - .6%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital) (LOC; Truist Bank) Ser. A	0.09	9/7/2021	870,000	[a]	870,000
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital) (LOC; Truist Bank) Ser. B	0.09	9/7/2021	915,000	[a]	915,000
				1,785,000
Wisconsin - 4.7%
Kimberly, Revenue Bonds (Fox Cities YMCA Project) (LOC; Marshall & Ilsley Trust)	0.07	9/7/2021	130,000	[a]	130,000

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.6% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Wisconsin - 4.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 12/15/2039	0.22	9/7/2021	8,345,000	[a,b,c] 8,345,000
Tender Option Bond Trust Receipts (Series 2020-XF2901), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC) Ser. A), Trust Maturity Date 6/15/2035	0.22	9/7/2021	1,980,000	[a,b,c] 1,980,000
Wisconsin Rapids School District, BAN	2.00	1/6/2022	2,750,000	2,750,833
Wood County, NAN	0.75	3/7/2022	2,000,000	2,002,880
			15,208,713
Total Investments (cost $323,125,038)			100.6%	323,125,038
Liabilities, Less Cash and Receivables			(0.6%)	(1,952,891)
Net Assets			100.0%	321,172,147

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities amounted to $86,080,000 or 26.8% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

Portfolio Summary (Unaudited) †	Value (%)
Medical	19.1
General	15.6
Development	11.9
General Obligation	11.3
Multifamily Housing	10.0
Education	9.1
School District	6.4
Facilities	6.2
Nursing Homes	3.8
Power	3.4
Water	3.0
Transportation	.8
100.6

† Based on net assets.

See notes to financial statements.

10

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

11

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2021

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	367,988,823	††	323,125,038
Cash	720,575		-
Interest receivable	15,468		159,587
Prepaid expenses	12,858		12,350
	368,737,724		323,296,975
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	20,284		24,998
Cash overdraft due to Custodian	-		19,306
Trustees’ fees and expenses payable	16,500		14,667
Payable for investment securities purchased	-		2,002,880
Other accrued expenses	51,090		62,977
	87,874		2,124,828
Net Assets ($)	368,649,850		321,172,147
Composition of Net Assets ($):
Paid-in capital	368,654,777		321,157,591
Total distributable earnings (loss)	(4,927)		14,556
Net Assets ($)	368,649,850		321,172,147
† Investments at cost ($)	367,988,823		323,125,038
†† Value of repurchase agreements—Note 1(b) ($)	145,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	356,696,330		321,116,856
Shares Outstanding	356,703,770		321,447,383
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	11,953,520		55,291
Shares Outstanding	11,953,801		55,346
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

12

STATEMENTS OF OPERATIONS

Year Ended August 31, 2021

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	601,358	547,245
Expenses:
Investment advisory fee—Note 2(a)	736,282	599,907
Administration fee—Note 2(a)	606,088	493,593
Professional fees	42,503	44,890
Trustees’ fees and expenses—Note 2(c)	39,159	29,042
Shareholder servicing costs—Note 2(b)	35,719	146
Registration fees	33,147	32,931
Chief Compliance Officer fees—Note 2(b)	14,319	14,319
Custodian fees—Note 2(b)	13,214	22,898
Prospectus and shareholders’ reports	13,162	11,204
Miscellaneous	8,179	19,282
Total Expenses	1,541,772	1,268,212
Less—reduction in expenses due to undertakings—Note 2(a)	(989,500)	(760,532)
Less—reduction in fees due to earnings credits—Note 2(b)	-	(473)
Net Expenses	552,272	507,207
Investment Income—Net	49,086	40,038
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	-	44,771
Net Increase in Net Assets Resulting from Operations	49,086	84,809

See notes to financial statements.

13

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020
Operations ($):
Investment income—net	49,086	5,305,978	40,038	4,780,984
Net realized gain (loss) on investments	-	(4,927)	44,771	104,137
Net Increase (Decrease) in Net Assets Resulting from Operations	49,086	5,301,051	84,809	4,885,121
Distributions ($):
Distributions to shareholders:
Class M	(47,658)	(5,198,208)	(40,031)	(4,780,676)
Investor Shares	(1,428)	(116,127)	(7)	(308)
Total Distributions	(49,086)	(5,314,335)	(40,038)	(4,780,984)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	731,946,068	645,604,959	957,671,421	752,498,900
Investor Shares	22,217,408	21,461,649	-	-
Distributions reinvested:
Class M	-	26	-	3,413
Investor Shares	1,408	116,005	3	85
Cost of shares redeemed:
Class M	(867,249,064)	(966,585,444)	(997,957,559)	(1,182,232,605)
Investor Shares	(25,239,275)	(23,755,233)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(138,323,455)	(323,158,038)	(40,286,135)	(429,730,207)
Total Increase (Decrease) in Net Assets	(138,323,455)	(323,171,322)	(40,241,364)	(429,626,070)
Net Assets ($):
Beginning of Period	506,973,305	830,144,627	361,413,511	791,039,581
End of Period	368,649,850	506,973,305	321,172,147	361,413,511

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.008	.020	.012	.004
Distributions:
Dividends from investment income—net	(.000)[a]	(.008)	(.020)	(.012)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.84	2.06	1.24	.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.31	.30	.30	.31
Ratio of net expenses to average net assets	.11	.29	.30	.30	.31
Ratio of net investment income to average net assets	.01	.90	2.05	1.23	.36
Net Assets, end of period ($ x 1,000)	356,696	491,999	812,993	774,733	695,342
a Amount represents less than $.001 per share.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.007	.018	.010	.002
Distributions:
Dividends from investment income—net	(.000)[a]	(.007)	(.018)	(.010)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.68	1.80	.98	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.55	.56
Ratio of net expenses to average net assets	.11	.46	.55	.55	.52
Ratio of net investment income to average net assets	.01	.70	1.79	.94	.20
Net Assets, end of period ($ x 1,000)	11,954	14,974	17,152	16,904	20,368

a Amount represents less than $.001 per share.

See notes to financial statements.

16

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.007	.013	.009	.004
Distributions:
Dividends from investment income—net	(.000)[a]	(.007)	(.013)	(.009)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.72	1.31	.93	.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32	.31	.30	.30	.31
Ratio of net expenses to average net assets	.13	.29	.30	.30	.31
Ratio of net investment income to average net assets	.01	.80	1.30	.93	.44
Net Assets, end of period ($ x 1,000)	321,117	361,358	790,984	763,521	621,435

a Amount represents less than $.001 per share.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.006	.011	.007	.002
Distributions:
Dividends from investment income—net	(.000)[a]	(.006)	(.011)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.56	1.06	.68	.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.55	.55	.57
Ratio of net expenses to average net assets	.13	.44	.55	.55	.57
Ratio of net investment income to average net assets	.01	.55	1.10	.69	.12
Net Assets, end of period ($ x 1,000)	55	55	55	55	40

a Amount represents less than $.001 per share.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-two series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1

19

NOTES TO FINANCIAL STATEMENTS (continued)

measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2021, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the

20

best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2021, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2021, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2021. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2021 and August 31, 2020 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund was all tax exempt income for the fiscal periods ended August 31, 2021 and August 31, 2020.

During the period ended August 31, 2021, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund decreased total distributable earnings (loss) by $30,215 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2021, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Adviser has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each relevant fund, pursuant to these undertakings, during the period ended August 31, 2021.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund	$989,500
BNY Mellon National Municipal Money Market Fund	760,532

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2021, pursuant to the Shareholder Services Plan, which is included in Shareholder servicing costs in the Statements of Operations.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$35,696
BNY Mellon National Municipal Money Market Fund	138

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as shareholder servicing costs in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with the custodian whereby BNY Mellon Government Money Market Fund will receive interest income or be charged an overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing cash management services inclusive of earnings credits, if any, for the funds. The transfer agency fees are comprised of amounts paid on cash management fees which are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2021, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Transfer Agency Agreement Fees ($)

BNY Mellon Government Money Market Fund	$15
BNY Mellon National Municipal Money Market Fund	5

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

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Table 4—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	13,214	-
BNY Mellon National Municipal Money Market Fund	22,898	(473)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2021 pursuant to the agreement, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$8
BNY Mellon National Municipal Money Market Fund	3

During the period ended August 31, 2021, each fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 6 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2021, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $252,030,000 and $445,635,000, respectively.

Table 6—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Transfer Agency Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Government Money Market Fund	47,825	39,203	2,638	3,938	4	6,286	(79,610)
BNY Mellon National Municipal Money Market Fund	46,092	37,783	12	9,601	1	6,286	(74,777)

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, financial institutions and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 22, 2021

24

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 83.23% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. For state individual income tax purposes, the fund hereby reports 78.87% of the ordinary income dividends paid during its fiscal year ended August 31, 2021 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2021 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022.

25

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 15-16, 2021, the Board considered the renewal of the funds’ Investment Advisory Agreement and Administration Agreement pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds in the Trust, including the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the need to be able to provide ongoing shareholder services.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of money market funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of money market funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Performance Group and Performance Universe comparisons for each fund were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

For each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

BNY Mellon Government Money Market Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was above the Performance Group and Performance Universe medians for all periods except for the five-year period when it was equal

26

to the Performance Universe median. The Board considered that the fund’s net total return performance was equal to, or within two basis points of, the Performance Group median for all periods and at or above the Performance Universe median for all periods.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

BNY Mellon National Municipal Money Market Fund

The Board discussed with representatives of the Adviser the results of the performance comparisons and considered that the fund’s gross total return performance was at or within five basis points of the Performance Group median for all periods and within one to five basis points of the Performance Universe median for all periods. The Board considered that the fund’s net total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s net total return performance to the Performance Group medians.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided to each fund by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided pursuant to the Agreement, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows with respect to each fund.

• The Board concluded that the nature, extent and quality of the services provided to the fund are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall relative performance.

• The Board concluded that the fees paid pursuant to the Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered in connection with the fee rates charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale

27

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement with respect to each fund, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund pursuant to the Agreement. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or for the other funds in the Trust, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or the arrangements for the other funds in the Trust, in prior years. The Board determined to renew the Agreement for each fund.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (78)

Board Member, Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), Vice Chairman (1980-2002) and President and Chief Executive Officer (2002-2007)

No. of Portfolios for which Board Member Serves: 22

———————

John R. Alchin (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Retired

• The Barnes Foundation, an art museum, Trustee (2017 - Present)

• Metropolitan AIDS Neighborhood Nutrition Alliance, Advisory Board Member (2004 – Present)

• Philadelphia Art Museum, Board Member (2008 - Present)

• Xplornet Communications, Inc., a rural wireless tele-communications provider, Director (2015 –2020)

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present), and Chair of Audit Committee (2018-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Ronald R. Davenport (85)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Sheridan Broadcasting Corporation, Chairman (1972-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Jack Diederich (84)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - 2020)

No. of Portfolios for which Board Member Serves: 22

———————

Kim D. Kelly (65)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

• HITV, broadcasting, President (2015 – 2019)

No. of Portfolios for which Board Member Serves: 22

———————

Kevin C. Phelan (77)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International (1978-Present) and Co-Chairman (2010-Present)

• A.D. Makepeace Co., cranberry grower and real estate development company, Director (2019-Present)

Other Public Company Board Memberships During Past 5 Years:

• Industrial Logistics Properties Trust, a real estate company, Trustee (2020 - Present)

No. of Portfolios for which Board Member Serves: 22

———————

Patrick J. Purcell (73)

Board Member (2000)

Principal Occupation During Past 5 Years:

• jobfind.com, an employment search site on the world wide web, President and Founder (1996 -– Present)

• The Boston Herald, President and Publisher (1994-2018)

• Herald Media, President and Chief Executive Officer, (2001 -– 2018)

No. of Portfolios for which Board Member Serves: 22

———————

Thomas F. Ryan, Jr. (80)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

• Boston College. Trustee Associate (2013 – Present)

• NYISO Independent System Operator, a non-profit organization responsible for managing the state of New York’s electric grid, Director (1998-2021)

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 22

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Maureen M. Young (76)

Board Member (2000)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

30

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 57 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director- BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust (56 investment companies, comprised of 119 portfolios). He also served as Chief Compliance Officer of the Adviser from 2004 to June 2021. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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34

For More Information

The BNY Mellon Funds

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Administrator

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Sub-Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http:// www.im.bnymellon.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation	MFTAR0821-MM

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $643,010 in 2020 and $619,210 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $104,000 in 2020 and $99,100 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Patrick T. Crowe

Patrick T. Crowe

President (Principal Executive Officer)

Date: October 20, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)